UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22954

HIMCO VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices) (Zip code)

Brenda J. Page

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 297-6444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT INDEX FUND

TOKYO
THU MAY

2016 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

2016 presented a number of twists and turns in global financial markets. For most of the year, prior to the U.S. election, financial markets were heavily influenced by developments outside the U.S. The year began with a decidedly negative tone as the focus was on weak growth in China and a continuation of the steep decline in oil prices. Global stock markets suffered sharp declines early in the year. However, these markets recovered as key central banks reaffirmed their willingness to support economic growth, and oil-producing nations agreed to reduce output to stabilize prices. The Chinese government responded to growth concerns with a large stimulus effort that stabilized its economy.

During the summer, the spotlight shifted to Europe. The surprise Brexit vote – referendum vote for the United Kingdom (U.K.) to exit the European Union (E.U.) – sent short-lived shock waves through global markets. Uncertainties regarding the timing and impact of Brexit have kept central banks accommodative in their monetary policies; and the introduction of corporate bond purchases by the European Central Bank has provided strong support for U.S. and European bond assets.

Heading into year-end, President Trump’s victory took center stage, proving to be a major market moving event. Financial markets and the business community have focused on quantifying the likely economic ramifications of Trump’s victory. This is not a straight-forward task as Trump’s policy views are broad, limited in detail, and may face implementation hurdles. Trump’s de-regulation, tax reform and pro-American business stance appear to have driven market expectations for an extended expansionary cycle, increased inflation, moderately higher interest rates, and an improved outlook for growth.

In December, the U.S. Federal Reserve (Fed) raised its target for the federal funds rate – a short-term interest rate that influences all other interest rates in the economy. This was only the second rate increase in a decade, and we believe could signal a reduction in the Fed’s role in stimulating economic growth. In their commentary, Fed officials noted that economic growth had picked up since the middle of the year, and that they expected the economy to continue to perform well – whereas earlier in the year they expressed concern regarding global developments that posed risks to growth. The Fed made modest increases to its 2017 projections for both growth and inflation, and signaled an increase in the potential number of rate hikes for 2017. Unemployment, at 4.6% as of December 2, was at the lowest level since 2007. We believe that a big spending plan by the U.S. government, on things such as infrastructure, could increase demand for many goods and services, creating an acceleration of inflation.

In spite of the early downturn and volatility throughout the year, U.S. stocks and bonds delivered solid performance overall in 2016. U.S. stocks (as represented by the S&P 500 Index1) returned 11.96% – the eighth consecutive year of positive returns, while U.S. bonds (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index2) returned 2.65%. International stock and bond returns were mixed – with emerging market stock and bond markets generally outperforming developed markets.

Looking ahead to 2017, we expect that many of these same themes will continue to influence performance across financial markets. In terms of broad global growth, we expect that the slowdown in the pace of China’s growth, as well as aging populations in many developed markets, will continue to exert downward pressure. The impact of Brexit, including its potential influence on other E.U. countries, is yet unclear. In the U.S., the policies of the new administration should drive results – in our view fiscal spending (e.g., infrastructure) and tax reform (including potential corporate and personal tax cuts) are likely to stimulate growth, while the effects of trade and immigration reform are less clear.

We are reminded on a regular basis that financial markets can often surprise, which is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, invest with confidence, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar

President, HVIT

[1]	The S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Prior to August 24, 2016, the index was named the Barclays U.S. Aggregate Bond Index.

HIMCO VIT Index Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above and, to the extent included herein, the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is your outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter and, to the extent included herein, the Fund’s Manager Discussion, are for informational purposes only and do not represent investment advice or an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Index Fund inception 05/01/1987

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: The Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance information for periods prior to October 20, 2014 is that of the Hartford Index HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	10 Years
HIMCO VIT Index Fund Class IA	11.59%	14.29%	6.63%
HIMCO VIT Index Fund Class IB	11.34%	14.00%	6.37%
S&P 500 Index	11.96%	14.66%	6.95%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equitites.*

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones,

S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

Operating Expenses*	Net	Gross
HIMCO VIT Index Class IA	0.33%	0.42%
HIMCO VIT Index Class IB	0.58%	0.67%

*	As shown in the Fund’s current prospectus dated April 30, 2016. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The current contractual arrangement with respect to expense reimbursements remains in effect until April 30, 2017, and shall renew automatically for one-year terms unless Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

2

HIMCO VIT Index Fund

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index Strategy Risk – The Fund is not actively managed, but instead is designed to match its index. Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk – The Fund’s performance may not match or correlate to that of its reference index, either on a daily or aggregate basis. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the index and regulatory requirements may cause the Fund’s performance to diverge from the performance of the index. Tracking error risk may cause the Fund’s performance to be less than expected.

3

HIMCO VIT Index Fund

Manager Discussion

December 31, 2016

Portfolio Managers

Paul Bukowski, CFA

Executive Vice President and Head of Quantitative Equities and Asset Allocation

Edward Caputo, CFA

Senior Vice President

How did the Fund perform?

The Class IA shares of the HIMCO VIT Index Fund (the “Fund”) returned 11.59% for the 12-month period ending December 31, 2016. The Fund underperformed its benchmark, the S&P 500 Index1, which returned 11.96%2.

Why did the Fund perform this way?

By design, the Fund seeks to mimic the performance of the S&P 500 Index and is expected to perform in line with the index. The performance of the Fund during the period differed from the benchmark, primarily due to fund expenses, trading in futures contracts, index events, and minimal cash exposure.

During 2016, 10 of the 11 sectors (as defined by the Global Industry Classification Standard) in the S&P 500 Index posted positive returns, with Energy leading the way, gaining 27.3%. Telecommunication Services also posted positive returns, gaining 23.5%. The only negative return for sectors was Health Care losing 2.4%. On a stock level, the leading constituents in the S&P 500 Index for the year were NVIDIA Corporation., which rallied 226.9%, followed by ONEOK Inc, which gained 149.4%. Stocks with the worst performance for the period included Endo International Plc., which fell 73.1%, and First Solar Inc., which dropped 51.4%.

What is your outlook?

Looking into 2017, we believe equities can achieve high-single digit returns driven by pro-business policies under a Trump administration. Notably, security-specific fundamentals appear to have taken a back seat to policy anticipation as investors reposition for large-scale fiscal stimulus and higher inflation. Specifically, we believe lower corporate tax rates and a conversion of offshore cash to U.S. dollars will drive mid-single digit earnings growth. We also expect multiple expansion to remain muted in light of the post-election rally. Possible factors that could affect this outlook include: fiscal policy under-delivering, monetary policy tightening too rapidly, growth-reducing trade conflicts, commodity price volatility and heightened geopolitical tension.

Diversification by Sector

as of December 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.0%
Consumer Staples	9.3
Energy	7.5
Financials	14.9
Health Care	13.5
Industrials	10.3
Information Technology	20.6
Materials	2.8
Real Estate	2.9
Telecommunication Services	2.6
Utilities	3.2

Total	99.6%

Short-Term Investments	0.3
Other assets and liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

1.	The S&P 500 Index is an unmanaged market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
2.	Source: Bloomberg, 12/31/16

4

HIMCO VIT Index Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5%
	Automobiles & Components - 0.7%
10,940	BorgWarner, Inc.	$431,474
14,790	Delphi Automotive plc	996,107
213,457	Ford Motor Co.	2,589,233
75,865	General Motors Co.	2,643,137
14,404	Goodyear Tire & Rubber Co. (The)	444,651
9,674	Harley-Davidson, Inc.	564,381

		7,668,983

	Banks - 6.7%
552,472	Bank of America Corp.	12,209,631
44,379	BB&T Corp.	2,086,701
155,822	Citigroup, Inc.	9,260,502
28,021	Citizens Financial Group, Inc.	998,388
9,424	Comerica, Inc.	641,869
41,354	Fifth Third Bancorp	1,115,317
59,327	Huntington Bancshares, Inc.	784,303
195,628	JPMorgan Chase & Co.	16,880,740
58,938	KeyCorp	1,076,797
8,486	M&T Bank Corp.	1,327,465
16,823	People’s United Financial, Inc.	325,693
26,605	PNC Financial Services Group, Inc. (The)	3,111,721
67,419	Regions Financial Corp.	968,137
26,861	SunTrust Banks, Inc.	1,473,326
87,344	US Bancorp	4,486,861
247,140	Wells Fargo & Co.	13,619,885
11,036	Zions Bancorp	474,990

		70,842,326

	Capital Goods - 7.4%
32,882	3M Co.	5,871,739
2,409	Acuity Brands, Inc.	556,142
5,219	Allegion plc	334,016
12,726	AMETEK, Inc.	618,484
23,803	Arconic, Inc.	441,308
31,380	Boeing Co. (The)	4,885,238
31,985	Caterpillar, Inc.	2,966,289
8,424	Cummins, Inc.	1,151,308
15,786	Deere & Co.	1,626,589
8,512	Dover Corp.	637,804
24,707	Eaton Corp. plc	1,657,593
35,152	Emerson Electric Co.	1,959,724
15,873	Fastenal Co.	745,713
7,183	Flowserve Corp.	345,143
7,563	Fluor Corp.	397,209
16,474	Fortive Corp.	883,501
8,419	Fortune Brands Home & Security, Inc.	450,080
15,647	General Dynamics Corp.	2,701,611
483,651	General Electric Co.	15,283,371
41,661	Honeywell International, Inc.	4,826,427
17,258	Illinois Tool Works, Inc.	2,113,415
14,173	Ingersoll-Rand plc	1,063,542
6,633	Jacobs Engineering Group, Inc.(2)	378,081
51,220	Johnson Controls International plc	2,109,752
4,253	L3 Technologies, Inc.	646,924
13,774	Lockheed Martin Corp.	3,442,673
17,972	Masco Corp.	568,275
9,633	Northrop Grumman Corp.	2,240,443
19,158	PACCAR, Inc.	1,224,196
7,281	Parker-Hannifin Corp.	1,019,340
9,144	Pentair plc	512,704
8,182	Quanta Services, Inc.(2)	285,143

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Capital Goods - 7.4% - (continued)
16,052	Raytheon Co.	$2,279,384
7,009	Rockwell Automation, Inc.	942,010
7,164	Rockwell Collins, Inc.	664,533
5,546	Roper Technologies, Inc.	1,015,362
3,175	Snap-on, Inc.	543,782
8,212	Stanley Black & Decker, Inc.	941,834
14,815	Textron, Inc.	719,416
2,749	TransDigm Group, Inc.	684,391
4,610	United Rentals, Inc.(2)	486,724
41,870	United Technologies Corp.	4,589,789
2,992	WW Grainger, Inc.	694,892
9,828	Xylem, Inc.	486,682

		77,992,576

	Commercial & Professional Services - 0.6%
4,744	Cintas Corp.	548,216
2,034	Dun & Bradstreet Corp. (The)	246,765
6,512	Equifax, Inc.	769,914
18,267	Nielsen Holdings plc	766,301
10,188	Pitney Bowes, Inc.	154,756
12,614	Republic Services, Inc.	719,629
7,062	Robert Half International, Inc.	344,484
4,711	Stericycle, Inc.(2)	362,935
8,523	Verisk Analytics, Inc.(2)	691,812
22,198	Waste Management, Inc.	1,574,060

		6,178,872

	Consumer Durables & Apparel - 1.2%
15,288	Coach, Inc.	535,386
18,521	DR Horton, Inc.	506,179
6,276	Garmin Ltd.	304,323
20,746	Hanesbrands, Inc.	447,491
3,842	Harman International Industries, Inc.	427,077
6,148	Hasbro, Inc.	478,253
7,246	Leggett & Platt, Inc.	354,184
10,768	Lennar Corp., Class A	462,270
18,686	Mattel, Inc.	514,799
8,992	Michael Kors Holdings Ltd.(2)	386,476
3,421	Mohawk Industries, Inc.(2)	683,105
26,363	Newell Brands, Inc.	1,177,108
73,051	NIKE, Inc., Class B	3,713,182
16,255	PulteGroup, Inc.	298,767
4,379	PVH Corp.	395,161
3,099	Ralph Lauren Corp.	279,902
9,930	Under Armour, Inc., Class A(2)	288,467
10,297	Under Armour, Inc., Class C(2)	259,176
18,105	VF Corp.	965,902
4,127	Whirlpool Corp.	750,165

		13,227,373

	Consumer Services - 1.6%
22,943	Carnival Corp.	1,194,413
1,591	Chipotle Mexican Grill, Inc.(2)	600,316
6,734	Darden Restaurants, Inc.	489,696
11,867	H&R Block, Inc.	272,822
17,534	Marriott International, Inc., Class A	1,449,711
45,402	McDonald’s Corp.	5,526,331
9,146	Royal Caribbean Cruises Ltd.	750,338
79,580	Starbucks Corp.	4,418,282
5,829	Wyndham Worldwide Corp.	445,161
4,312	Wynn Resorts Ltd.	373,031
19,003	Yum! Brands, Inc.	1,203,460

		16,723,561

The accompanying Notes are an integral part of these financial statements.

5

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Diversified Financials - 5.3%
3,016	Affiliated Managers Group, Inc.(2)	$438,225
42,045	American Express Co.	3,114,694
8,657	Ameriprise Financial, Inc.	960,408
57,831	Bank of New York Mellon Corp. (The)	2,740,033
103,809	Berkshire Hathaway, Inc., Class B(2)	16,918,791
6,648	BlackRock, Inc.	2,529,830
26,381	Capital One Financial Corp.	2,301,478
65,898	Charles Schwab Corp. (The)	2,600,994
18,529	CME Group, Inc.	2,137,320
21,571	Discover Financial Services	1,555,053
14,905	E*TRADE Financial Corp.(2)	516,458
19,038	Franklin Resources, Inc.	753,524
20,225	Goldman Sachs Group, Inc. (The)	4,842,876
32,541	Intercontinental Exchange, Inc.	1,835,963
22,189	Invesco Ltd.	673,214
17,630	Leucadia National Corp.	409,898
9,050	Moody’s Corp.	853,143
78,874	Morgan Stanley	3,332,426
6,196	NASDAQ, Inc.	415,876
16,614	Navient Corp.	272,968
11,595	Northern Trust Corp.	1,032,535
14,172	S&P Global, Inc.	1,524,057
19,842	State Street Corp.	1,542,120
42,885	Synchrony Financial	1,555,439
13,350	T Rowe Price Group, Inc.	1,004,721

		55,862,044

	Energy - 7.5%
30,591	Anadarko Petroleum Corp.	2,133,110
20,810	Apache Corp.	1,320,811
23,147	Baker Hughes, Inc.	1,503,861
25,283	Cabot Oil & Gas Corp.	590,611
40,703	Chesapeake Energy Corp.(2)	285,735
103,206	Chevron Corp.	12,147,346
5,162	Cimarex Energy Co.	701,516
8,008	Concho Resources, Inc.(2)	1,061,861
67,779	ConocoPhillips	3,398,439
28,716	Devon Energy Corp.	1,311,460
31,552	EOG Resources, Inc.	3,189,907
9,389	EQT Corp.	614,041
226,728	Exxon Mobil Corp.	20,464,469
12,194	FMC Technologies, Inc.(2)	433,253
47,271	Halliburton Co.	2,556,888
5,865	Helmerich & Payne, Inc.	453,951
14,615	Hess Corp.	910,368
104,921	Kinder Morgan, Inc.	2,172,914
46,357	Marathon Oil Corp.	802,440
28,778	Marathon Petroleum Corp.	1,448,972
8,827	Murphy Oil Corp.	274,785
20,603	National Oilwell Varco, Inc.	771,376
10,785	Newfield Exploration Co.(2)	436,792
23,490	Noble Energy, Inc.	894,029
41,800	Occidental Petroleum Corp.	2,977,414
11,425	ONEOK, Inc.	655,909
24,234	Phillips 66	2,094,060
9,255	Pioneer Natural Resources Co.	1,666,548
10,177	Range Resources Corp.	349,682
76,119	Schlumberger Ltd.	6,390,190
26,533	Southwestern Energy Co.(2)	287,087
38,257	Spectra Energy Corp.	1,571,980
6,366	Tesoro Corp.	556,707

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Energy - 7.5% - (continued)
21,413	Transocean Ltd.(2)	$315,628
24,770	Valero Energy Corp.	1,692,286
37,455	Williams Cos., Inc. (The)	1,166,349

		79,602,775

	Food & Staples Retailing - 2.1%
23,900	Costco Wholesale Corp.	3,826,629
58,328	CVS Health Corp.	4,602,663
51,648	Kroger Co. (The)	1,782,372
27,513	Sysco Corp.	1,523,395
82,336	Wal-Mart Stores, Inc.	5,691,064
46,790	Walgreens Boots Alliance, Inc.	3,872,340
17,268	Whole Foods Market, Inc.	531,164

		21,829,627

	Food, Beverage & Tobacco - 5.3%
106,593	Altria Group, Inc.	7,207,819
31,464	Archer-Daniels-Midland Co.	1,436,332
9,953	Brown-Forman Corp., Class B	447,089
10,652	Campbell Soup Co.	644,126
212,186	Coca-Cola Co. (The)	8,797,232
22,793	Conagra Brands, Inc.	901,463
9,739	Constellation Brands, Inc., Class A	1,493,086
10,044	Dr Pepper Snapple Group, Inc.	910,689
32,319	General Mills, Inc.	1,996,345
7,580	Hershey Co. (The)	783,999
14,828	Hormel Foods Corp.	516,163
6,329	JM Smucker Co. (The)	810,492
13,868	Kellogg Co.	1,022,210
32,602	Kraft Heinz Co. (The)	2,846,807
6,220	McCormick & Co., Inc.	580,513
10,159	Mead Johnson Nutrition Co.	718,851
10,093	Molson Coors Brewing Co., Class B	982,150
84,428	Mondelez International, Inc., Class A	3,742,693
22,136	Monster Beverage Corp.(2)	981,510
78,391	PepsiCo, Inc.	8,202,050
84,811	Philip Morris International, Inc.	7,759,358
45,196	Reynolds American, Inc.	2,532,784
15,889	Tyson Foods, Inc., Class A	980,033

		56,293,794

	Health Care Equipment & Services - 5.1%
80,484	Abbott Laboratories	3,091,390
19,185	Aetna, Inc.	2,379,132
9,167	AmerisourceBergen Corp.	716,768
14,378	Anthem, Inc.	2,067,125
26,827	Baxter International, Inc.	1,189,509
11,615	Becton Dickinson and Co.	1,922,863
74,307	Boston Scientific Corp.(2)	1,607,260
17,446	Cardinal Health, Inc.	1,255,589
9,261	Centene Corp.(2)	523,339
16,426	Cerner Corp.(2)	778,100
14,013	Cigna Corp.	1,869,194
2,669	Cooper Cos., Inc. (The)	466,888
4,006	CR Bard, Inc.	899,988
33,256	Danaher Corp.	2,588,647
8,664	DaVita, Inc.(2)	556,229
12,639	DENTSPLY SIRONA, Inc.	729,649
11,666	Edwards Lifesciences Corp.(2)	1,093,104
6,460	Envision Healthcare Corp.(2)	408,853
33,727	Express Scripts Holding Co.(2)	2,320,080
15,998	HCA Holdings, Inc.(2)	1,184,172

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 5.1% - (continued)
4,408	Henry Schein, Inc.(2)	$668,738
15,163	Hologic, Inc.(2)	608,340
8,167	Humana, Inc.	1,666,313
2,114	Intuitive Surgical, Inc.(2)	1,340,635
5,649	Laboratory Corp. of America Holdings(2)	725,219
12,390	McKesson Corp.	1,740,176
75,086	Medtronic plc	5,348,376
4,641	Patterson Cos., Inc.	190,420
7,610	Quest Diagnostics, Inc.	699,359
15,636	St Jude Medical, Inc.	1,253,851
16,985	Stryker Corp.	2,034,973
52,034	UnitedHealth Group, Inc.	8,327,521
4,870	Universal Health Services, Inc., Class B	518,071
5,155	Varian Medical Systems, Inc.(2)	462,816
10,971	Zimmer Biomet Holdings, Inc.	1,132,207

		54,364,894

	Household & Personal Products - 1.9%
14,156	Church & Dwight Co., Inc.	625,554
7,077	Clorox Co. (The)	849,381
48,590	Colgate-Palmolive Co.	3,179,729
25,951	Coty, Inc., Class A	475,163
12,106	Estee Lauder Cos., Inc. (The), Class A	925,988
19,581	Kimberly-Clark Corp.	2,234,584
146,284	Procter & Gamble Co. (The)	12,299,559

		20,589,958

	Insurance - 2.8%
22,318	Aflac, Inc.	1,553,333
20,137	Allstate Corp. (The)	1,492,554
53,346	American International Group, Inc.	3,484,027
14,388	Aon plc	1,604,694
9,741	Arthur J Gallagher & Co.	506,142
3,127	Assurant, Inc.	290,373
25,440	Chubb Ltd.	3,361,133
8,261	Cincinnati Financial Corp.	625,771
20,661	Hartford Financial Services Group, Inc. (The)(3)	984,497
12,502	Lincoln National Corp.	828,508
14,997	Loews Corp.	702,309
28,185	Marsh & McLennan Cos., Inc.	1,905,024
60,094	MetLife, Inc.	3,238,466
14,691	Principal Financial Group, Inc.	850,021
31,662	Progressive Corp. (The)	1,124,001
23,509	Prudential Financial, Inc.	2,446,347
6,053	Torchmark Corp.	446,469
15,535	Travelers Cos., Inc. (The)	1,901,795
12,702	Unum Group	557,999
7,041	Willis Towers Watson PLC	860,973
14,739	XL Group Ltd.	549,175

		29,313,611

	Materials - 2.8%
11,904	Air Products & Chemicals, Inc.	1,712,033
6,120	Albemarle Corp.	526,810
4,835	Avery Dennison Corp.	339,514
9,546	Ball Corp.	716,618
12,707	CF Industries Holdings, Inc.	400,016
61,315	Dow Chemical Co. (The)	3,508,444
8,057	Eastman Chemical Co.	605,967
14,325	Ecolab, Inc.	1,679,177
47,536	EI du Pont de Nemours & Co.	3,489,142

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Materials - 2.8% - (continued)
7,398	FMC Corp.	$418,431
68,528	Freeport-McMoRan, Inc.(2)	903,884
4,304	International Flavors & Fragrances, Inc.	507,140
22,406	International Paper Co.	1,188,862
18,280	LyondellBasell Industries N.V., Class A	1,568,058
3,467	Martin Marietta Materials, Inc.	768,045
23,920	Monsanto Co.	2,516,623
19,035	Mosaic Co. (The)	558,297
29,143	Newmont Mining Corp.	992,902
17,373	Nucor Corp.	1,034,041
14,448	PPG Industries, Inc.	1,369,092
15,588	Praxair, Inc.	1,826,758
10,593	Sealed Air Corp.	480,287
4,432	Sherwin-Williams Co. (The)	1,191,056
7,213	Vulcan Materials Co.	902,707
13,821	WestRock Co.	701,692

		29,905,596

	Media - 3.1%
21,444	CBS Corp., Class B	1,364,267
11,839	Charter Communications, Inc., Class A(2)	3,408,685
130,300	Comcast Corp., Class A	8,997,215
8,337	Discovery Communications, Inc., Class A(2)	228,517
11,930	Discovery Communications, Inc., Class C(2)	319,485
21,756	Interpublic Group of Cos., Inc. (The)	509,308
20,721	News Corp., Class A	237,463
6,482	News Corp., Class B	76,488
12,908	Omnicom Group, Inc.	1,098,600
5,258	Scripps Networks Interactive, Inc., Class A	375,263
11,633	TEGNA, Inc.	248,830
42,162	Time Warner, Inc.	4,069,898
57,821	Twenty-First Century Fox, Inc., Class A	1,621,301
26,769	Twenty-First Century Fox, Inc., Class B	729,455
18,851	Viacom, Inc., Class B	661,670
80,051	Walt Disney Co. (The)	8,342,915

		32,289,360

	Pharmaceuticals, Biotechnology & Life Sciences - 8.4%
88,843	AbbVie, Inc.	5,563,349
17,842	Agilent Technologies, Inc.	812,882
12,297	Alexion Pharmaceuticals, Inc.(2)	1,504,538
20,520	Allergan plc(2)	4,309,405
40,670	Amgen, Inc.	5,946,361
11,893	Biogen, Inc.(2)	3,372,617
91,396	Bristol-Myers Squibb Co.	5,341,182
42,374	Celgene Corp.(2)	4,904,790
53,142	Eli Lilly & Co.	3,908,594
10,515	Endo International plc(2)	173,182
72,035	Gilead Sciences, Inc.	5,158,426
8,019	Illumina, Inc.(2)	1,026,753
148,743	Johnson & Johnson	17,136,681
5,712	Mallinckrodt plc(2)	284,572
150,772	Merck & Co., Inc.	8,875,948
1,426	Mettler-Toledo International, Inc.(2)	596,867
25,069	Mylan N.V.(2)	956,382
5,901	PerkinElmer, Inc.	307,737
7,825	Perrigo Co. plc	651,275
331,855	Pfizer, Inc.	10,778,650
4,119	Regeneron Pharmaceuticals, Inc.(2)	1,512,044

The accompanying Notes are an integral part of these financial statements.

7

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.4% - (continued)
21,590	Thermo Fisher Scientific, Inc.	$3,046,349
13,611	Vertex Pharmaceuticals, Inc.(2)	1,002,722
4,380	Waters Corp.(2)	588,628
26,960	Zoetis, Inc.	1,443,169

		89,203,103

	Real Estate - 2.9%
23,266	American Tower Corp., REIT	2,458,751
8,585	Apartment Investment & Management Co., Class A, REIT	390,188
7,538	AvalonBay Communities, Inc., REIT	1,335,357
8,439	Boston Properties, Inc., REIT	1,061,457
16,259	CBRE Group, Inc., Class A, REIT(2)	511,996
19,761	Crown Castle International Corp., REIT	1,714,662
8,718	Digital Realty Trust, Inc., REIT	856,631
3,899	Equinix, Inc., REIT	1,393,542
19,984	Equity Residential, REIT	1,286,170
3,559	Essex Property Trust, Inc., REIT	827,467
6,925	Extra Space Storage, Inc., REIT	534,887
3,897	Federal Realty Investment Trust, REIT	553,803
31,990	General Growth Properties, Inc., REIT	799,110
25,490	HCP, Inc., REIT	757,563
40,431	Host Hotels & Resorts, Inc., REIT	761,720
13,319	Iron Mountain, Inc., REIT	432,601
23,226	Kimco Realty Corp., REIT	584,366
6,545	Macerich Co. (The), REIT	463,648
6,251	Mid-America Apartment Communities, Inc., REIT	612,098
28,947	Prologis, Inc., REIT	1,528,112
8,139	Public Storage, REIT	1,819,066
14,139	Realty Income Corp., REIT	812,710
17,167	Simon Property Group, Inc., REIT	3,050,061
5,512	SL Green Realty Corp., REIT	592,816
14,674	UDR, Inc., REIT	535,307
19,400	Ventas, Inc., REIT	1,212,888
9,417	Vornado Realty Trust, REIT	982,852
19,819	Welltower, Inc., REIT	1,326,486
40,768	Weyerhaeuser Co., REIT	1,226,709

		30,423,024

	Retailing - 5.4%
4,051	Advance Auto Parts, Inc.	685,105
21,561	Amazon.com, Inc.(2)	16,167,947
3,482	AutoNation, Inc.(2)	169,399
1,579	AutoZone, Inc.(2)	1,247,078
8,340	Bed Bath & Beyond, Inc.	338,938
14,908	Best Buy Co., Inc.	636,124
10,458	CarMax, Inc.(2)	673,391
13,902	Dollar General Corp.	1,029,721
12,948	Dollar Tree, Inc.(2)	999,327
6,627	Expedia, Inc.	750,707
7,431	Foot Locker, Inc.	526,784
11,809	Gap, Inc. (The)	264,994
8,132	Genuine Parts Co.	776,931
66,599	Home Depot, Inc. (The)	8,929,594
9,656	Kohl’s Corp.	476,813
13,099	L Brands, Inc.	862,438
16,650	LKQ Corp.(2)	510,323
47,566	Lowe’s Cos., Inc.	3,382,894
16,616	Macy’s, Inc.	595,019
23,463	Netflix, Inc.(2)	2,904,719

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Retailing - 5.4% - (continued)
6,293	Nordstrom, Inc.	$301,624
5,165	O’Reilly Automotive, Inc.(2)	1,437,988
2,698	Priceline Group, Inc. (The)(2)	3,955,430
21,614	Ross Stores, Inc.	1,417,878
3,763	Signet Jewelers Ltd.	354,700
36,049	Staples, Inc.	326,243
30,713	Target Corp.	2,218,400
5,834	Tiffany & Co.	451,727
35,641	TJX Cos., Inc. (The)	2,677,708
7,177	Tractor Supply Co.	544,088
6,238	TripAdvisor, Inc.(2)	289,256
3,225	Ulta Salon Cosmetics & Fragrance, Inc.(2)	822,182
4,822	Urban Outfitters, Inc.(2)	137,331

		56,862,801

	Semiconductors & Semiconductor Equipment - 3.3%
16,859	Analog Devices, Inc.	1,224,301
58,992	Applied Materials, Inc.	1,903,672
21,722	Broadcom Ltd.	3,839,798
4,323	First Solar, Inc.(2)	138,725
259,090	Intel Corp.	9,397,194
8,492	KLA-Tencor Corp.	668,151
8,946	Lam Research Corp.	945,861
13,197	Linear Technology Corp.	822,833
11,809	Microchip Technology, Inc.	757,547
56,177	Micron Technology, Inc.(2)	1,231,400
29,504	NVIDIA Corp.	3,149,257
6,891	Qorvo, Inc.(2)	363,362
80,737	QUALCOMM, Inc.	5,264,052
10,167	Skyworks Solutions, Inc.	759,068
54,624	Texas Instruments, Inc.	3,985,913
13,853	Xilinx, Inc.	836,306

		35,287,440

	Software & Services - 12.2%
33,909	Accenture plc, Class A	3,971,761
37,485	Activision Blizzard, Inc.	1,353,583
27,181	Adobe Systems, Inc.(2)	2,798,284
9,432	Akamai Technologies, Inc.(2)	628,926
3,162	Alliance Data Systems Corp.	722,517
16,181	Alphabet, Inc., Class A(2)	12,822,633
16,231	Alphabet, Inc., Class C(2)	12,527,410
10,731	Autodesk, Inc.(2)	794,201
24,661	Automatic Data Processing, Inc.	2,534,658
17,191	CA, Inc.	546,158
8,551	Citrix Systems, Inc.(2)	763,690
33,139	Cognizant Technology Solutions Corp., Class A(2)	1,856,778
8,107	CSRA, Inc.	258,127
56,853	eBay, Inc.(2)	1,687,966
16,513	Electronic Arts, Inc.(2)	1,300,564
127,975	Facebook, Inc., Class A(2)	14,723,524
17,994	Fidelity National Information Services, Inc.	1,361,066
11,866	Fiserv, Inc.(2)	1,261,119
8,345	Global Payments, Inc.	579,226
47,307	International Business Machines Corp.	7,852,489
13,331	Intuit, Inc.	1,527,866
52,033	MasterCard, Inc., Class A	5,372,407
425,076	Microsoft Corp.	26,414,223
163,865	Oracle Corp.	6,300,609
17,539	Paychex, Inc.	1,067,774

The accompanying Notes are an integral part of these financial statements.

8

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 12.2% - (continued)
61,356	PayPal Holdings, Inc.(2)	$2,421,721
9,783	Red Hat, Inc.(2)	681,875
34,908	salesforce.com, Inc.(2)	2,389,802
34,026	Symantec Corp.	812,881
7,012	Teradata Corp.(2)	190,516
8,951	Total System Services, Inc.	438,868
4,913	VeriSign, Inc.(2)	373,732
102,095	Visa, Inc., Class A	7,965,452
26,523	Western Union Co. (The)	576,080
46,355	Xerox Corp.	404,679
48,103	Yahoo!, Inc.(2)	1,860,143

		129,143,308

	Technology Hardware & Equipment - 5.1%
16,882	Amphenol Corp., Class A	1,134,470
291,520	Apple, Inc.	33,763,846
274,417	Cisco Systems, Inc.	8,292,882
52,174	Corning, Inc.	1,266,263
3,571	F5 Networks, Inc.(2)	516,795
7,584	FLIR Systems, Inc.	274,465
6,757	Harris Corp.	692,390
91,292	Hewlett Packard Enterprise Co.	2,112,497
93,712	HP, Inc.	1,390,686
20,968	Juniper Networks, Inc.	592,556
9,029	Motorola Solutions, Inc.	748,414
14,926	NetApp, Inc.	526,440
16,104	Seagate Technology plc	614,690
19,370	TE Connectivity Ltd.	1,341,953
15,660	Western Digital Corp.	1,064,097

		54,332,444

	Telecommunication Services - 2.6%
335,739	AT&T, Inc.	14,278,979
29,706	CenturyLink, Inc.	706,409
64,865	Frontier Communications Corp.	219,244
15,969	Level 3 Communications, Inc.(2)	900,013
222,887	Verizon Communications, Inc.	11,897,708

		28,002,353

	Transportation - 2.3%
6,712	Alaska Air Group, Inc.	595,556
28,339	American Airlines Group, Inc.	1,323,148
7,736	CH Robinson Worldwide, Inc.	566,739
51,211	CSX Corp.	1,840,011
40,270	Delta Air Lines, Inc.	1,980,881
9,957	Expeditors International of Washington, Inc.	527,323
13,368	FedEx Corp.	2,489,122
4,811	JB Hunt Transport Services, Inc.	467,004
5,821	Kansas City Southern	493,912
15,964	Norfolk Southern Corp.	1,725,229
2,931	Ryder System, Inc.	218,184
33,653	Southwest Airlines Co.	1,677,265
45,056	Union Pacific Corp.	4,671,406
15,787	United Continental Holdings, Inc.(2)	1,150,557
37,683	United Parcel Service, Inc., Class B	4,319,979

		24,046,316

	Utilities - 3.2%
35,949	AES Corp.	417,727
12,318	Alliant Energy Corp.	466,729
13,231	Ameren Corp.	694,098

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.5% - (continued)
	Utilities - 3.2% - (continued)
26,848	American Electric Power Co., Inc.	$1,690,350
9,694	American Water Works Co., Inc.	701,458
23,646	CenterPoint Energy, Inc.	582,637
15,353	CMS Energy Corp.	638,992
16,588	Consolidated Edison, Inc.	1,222,204
34,246	Dominion Resources, Inc.	2,622,901
9,839	DTE Energy Co.	969,240
37,690	Duke Energy Corp.	2,925,498
17,757	Edison International	1,278,326
9,823	Entergy Corp.	721,696
17,297	Eversource Energy	955,313
50,340	Exelon Corp.	1,786,567
23,332	FirstEnergy Corp.	722,592
25,565	NextEra Energy, Inc.	3,053,995
17,579	NiSource, Inc.	389,199
17,460	NRG Energy, Inc.	214,060
27,688	PG&E Corp.	1,682,600
6,024	Pinnacle West Capital Corp.	470,053
37,181	PPL Corp.	1,266,013
27,563	Public Service Enterprise Group, Inc.	1,209,464
7,861	SCANA Corp.	576,054
13,709	Sempra Energy	1,379,674
53,563	Southern Co. (The)	2,634,764
17,267	WEC Energy Group, Inc.	1,012,709
27,811	Xcel Energy, Inc.	1,131,908

		33,416,821

	Total Common Stocks (cost $572,101,837)	1,053,402,960

EXCHANGE-TRADED FUND - 0.1%
	Diversified Financial Services - 0.1%
4,270	Vanguard S&P 500 ETF	876,674

	Total Exchange-Traded Funds (cost $886,471)	876,674

	Total Long-Term Investments (cost $572,988,308)	1,054,279,634

SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.3%

RBC Capital Markets LLC TriParty Repurchase Agreement (dated 12/30/2016, repurchase price $2,967,158, collateralized by FHLMC 4.00%, 2046, FNMA 4.00%, 2046 - 2047, GNMA 3.00% - 4.50%, 2043 - 2046, value of $ 3,031,292)

$2,967,000	0.48%, 01/03/2017	2,967,000

	Total Short-Term investments (cost $2,967,000)	2,967,000

Total Investments (cost $575,955,308)(4)	99.9%	$1,057,246,634
Other Assets and Liabilities	0.1%	1,379,454

Net Assets	100.0%	$1,058,626,088

The accompanying Notes are an integral part of these financial statements.

9

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard (GICS®), which was developed by and is the exclusive property and service mark of MSCI, Inc. and S&P.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	Affiliated company as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. A summary of transactions for the year ended December 31, 2016 is as follows:

Company	Beginning Value At January 1, 2016	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Unrealized Gain (Loss)	Ending Value At December 31, 2016	Dividend Income
Hartford Financial Services Group, Inc. (The)	$1,082,762	$—	$(184,303)	$10,887	$75,151	$984,497	$19,263

(4)	At December 31, 2016, the cost of securities for federal income tax purposes was $605,986,824, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$466,431,995
Unrealized Depreciation	(15,172,185)

Net Unrealized Appreciation	$451,259,810

Futures Contracts Outstanding at December 31, 2016

Description	Number of Contracts	Expiration Date	Aggregate Cost	Notional Value	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini)	53	03/17/2017	$5,943,394	$5,925,930	$(17,464)

Cash of $510,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at December 31, 2016.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Other Abbreviations:
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

Counterparty Abbreviations:
RBC	RBC Dominion Securities

The accompanying Notes are an integral part of these financial statements.

10

HIMCO VIT Index Fund

Schedule of Investments – (concluded)

December 31, 2016

Investment Valuation Hierarchy Level Summary at December 31, 2016

Description	Total	Level 1(1)	Level 2(1)	Level 3(1)

Assets:
Common Stocks(2)	$1,053,402,960	$1,053,402,960	$—	$—
Exchange-Traded Funds	876,674	876,674	—	—
Short-Term Investments	2,967,000	—	2,967,000	—

Total	$1,057,246,634	$1,054,279,634	$2,967,000	$—

Liabilities:
Futures(3)	(17,464)	(17,464)	—	—

Total	$(17,464)	$(17,464)	$—	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

(2)	Refer to the Schedule of Investments for further industry breakout.

(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying Notes are an integral part of these financial statements.

11

HIMCO VIT Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated securities, at market value (cost $575,112,856)	$1,056,262,137
Investments in affiliated securities, at market value (cost $842,452)	984,497
Cash(1)	517,360
Receivables:
Investment securities sold	1,943,257
Fund shares sold	59,783
Dividends and interest	1,347,474
Other assets	41,165

Total assets	1,061,155,673

Liabilities:
Payables:
Investment securities purchased	121,362
Fund shares redeemed	1,632,918
Investment management fees	259,761
Variation margin on futures contracts	23,585
Distribution fees	82,064
Trustees fees	811
Accrued expenses	409,084

Total liabilities	2,529,585

Net assets	$1,058,626,088

Summary of Net Assets:
Capital stock and paid-in-capital	$526,005,271
Undistributed net investment income	18,623,721
Accumulated net realized gain	32,723,234
Unrealized appreciation of investments	481,273,862

Net assets	$1,058,626,088

Class IA: Net asset value per share	$41.58

Shares Outstanding	16,284,946

Net Assets	$677,207,896

Class IB: Net asset value per share	$41.09

Shares Outstanding	9,282,747

Net Assets	$381,418,192

(1)	Cash of $510,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at December 31, 2016.

The accompanying Notes are an integral part of these financial statements.

12

HIMCO VIT Index Fund

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from unaffiliated securities	$23,560,392
Dividends from affiliated securities	19,263
Interest	11,933
Other Income	1,392

Total investment income, net	23,592,980

Expenses:
Investment management fees	3,128,252
Transfer agent fees	14,791
Distribution fees - Class IB	963,846
Custodian fees	30,284
Accounting service fees	300,498
Trustees fees	164,185
Audit fees	42,417
Printing fees	82,040
Legal fees	68,719
Insurance fees	70,661
Other expenses	15,594

Total expenses (before waivers)	4,881,287

Total waivers	(476,290)

Total expenses, net	4,404,997

Net Investment Income	19,187,983

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in unaffiliated securities	66,765,870
Net realized gain on investments in affiliated securities	10,887
Net realized gain on futures	1,021,577

Net Realized Gain on Investments and Other Financial Instruments	67,798,334

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	24,533,731
Net unrealized depreciation of futures contracts	(75,127)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	24,458,604

Net Realized and Unrealized Gain on Investments and Other Financial Instruments	92,256,938

Net Increase in Net Assets Resulting from Operations	$111,444,921

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$19,187,983	$21,335,640
Net realized gain on investments and other financial instruments	67,798,334	75,799,831
Net unrealized appreciation (depreciation) of investments and other financial instruments	24,458,604	(83,947,664)

Net Increase in Net Assets Resulting from Operations	111,444,921	13,187,807

Distributions to Shareholders:
From net investment income
Class IA	(13,966,007)	(2,517,100)
Class IB	(8,249,355)	(1,553,144)

Total distributions from net investment income	(22,215,362)	(4,070,244)

From net realized gain on investments
Class IA	(46,415,619)	(8,416,603)
Class IB	(27,416,493)	(5,193,354)

Total distributions from net realized gain on investments	(73,832,112)	(13,609,957)

Total distributions	(96,047,474)	(17,680,201)

Capital Share Transactions:
Class IA
Sold	21,673,449	27,242,094
Issued on reinvestment of distributions	60,381,626	10,933,703
Redeemed	(96,689,732)	(115,679,961)

Total capital share transactions	(14,634,657)	(77,504,164)

Class IB
Sold	20,176,793	25,566,357
Issued on reinvestment of distributions	35,665,848	6,746,498
Redeemed	(93,903,225)	(82,627,636)

Total capital share transactions	(38,060,584)	(50,314,781)

Net decrease from capital share transactions	(52,695,241)	(127,818,945)

Net Decrease in Net Assets	(37,297,794)	(132,311,339)

Net Assets:
Beginning of period	1,095,923,882	1,228,235,221

End of period	$1,058,626,088	$1,095,923,882

Undistributed net investment income	$18,623,721	$22,511,883

Shares:
Class IA
Sold	529,762	667,115
Issued on reinvestment of distributions	1,499,047	261,572
Redeemed	(2,384,897)	(2,795,357)

Total share activity	(356,088)	(1,866,670)

Class IB
Sold	504,675	635,100
Issued on reinvestment of distributions	895,227	162,606
Redeemed	(2,344,051)	(2,010,539)

Total share activity	(944,149)	(1,212,833)

The accompanying Notes are an integral part of these financial statements.

14

HIMCO VIT Index Fund

Notes to Financial Statements

December 31, 2016

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Index Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Index HLS Fund”). The reorganization of the Hartford Index HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Index HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares for each class.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a distribution plan (the “Distribution Plan”) approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund will treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV as of 4:00 p.m. Eastern Time. The NAV for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the schedule close of the Exchange. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees. Market prices are considered not readily available where there is an absence of

15

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2016

current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), and non-exchange traded derivatives held by the Fund are valued in accordance with procedures established by the Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money, within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

U.S. GAAP defines fair value as the price that the fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. The determination of which category within the fair value hierarchy is appropriate for any given instrument is based on the lowest level of input that is significant to the fair value measurement. These levels are:

•	Level 1 – Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, investment companies, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities or other market corroborated inputs. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and are valued using independent pricing services; foreign equities, which are principally traded

16

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2016

on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The procedures adopted by the Board of Trustees define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees, and other personnel of the investment manager subject to prior approval by the Board of Trustees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments to the extent any are fair-valued, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is recorded on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

17

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2016

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and to make distributions of realized gains, if any, at least once per year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements and Reverse Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the Fund, at a mutually agreed upon time and price. A reverse repurchase agreement is an agreement by which the Fund agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the counterparty, at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk—that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2016.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. When-issued and delayed delivery investments and forward commitments involve the risk that the investment the Fund buys will lose value prior to its delivery. There are also risks that the investment will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for

18

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2016

the investment and any gain in the investment’s price. The Fund did not hold when-issued or delayed-delivery investments as of December 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2016.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures(1)	$—	$—	$—	$17,464	$—	$—	$17,464

Total	$—	$—	$—	$17,464	$—	$—	$17,464

(1)	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2016.

The Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$1,021,577	$—	$—	$1,021,577

Total	$—	$—	$—	$1,021,577	$—	$—	$1,021,577

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(75,127)	$—	$—	$(75,127)

Total	$—	$—	$—	$(75,127)	$—	$—	$(75,127)

19

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2016

b)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of December 31, 2016:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$17,464

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	17,464

Derivatives not subject to a MNA	—	17,464

Total gross amount of derivative assets and liabilities subject to MNA or similar agreements	—	—

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, adjustments related to REITs, certain derivatives and corporate actions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

20

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2016

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Ordinary Income	$22,579,859	$4,413,528
Long-Term Capital Gains(1)	73,467,615	13,266,673

(1)	The Fund designates these distributions as capital gain dividends per IRC Sec. 852(b) (3) (C).

As of December 31, 2016, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$19,068,465
Undistributed Long-Term Capital Gain	62,292,559
Unrealized Appreciation (Depreciation)(1)	451,259,793

Total Accumulated Earnings (Deficit)	$532,620,817

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, adjustments related to REITs, RICs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as REITS and corporate actions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2016, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$—
Undistributed Net Investment Income	(860,783)
Accumulated Net Realized Gain	860,783

e)	Capital Loss Carryforward – Under U.S. tax law, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2016.

f)	Accounting for Uncertainty in Income Taxes – In accordance with U.S. GAAP, the Fund analyzes all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2016. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Fees and Expenses:

a)

Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management”) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the

21

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2016

Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation as a percentage of the Fund’s average daily net assets paid to the investment manager for investment management services rendered as of December 31, 2016; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.30%
On next $3 billion	0.20%
On next $5 billion	0.18%
Over $10 billion	0.17%

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses of the Fund as follows; 0.33% for Class IA and 0.58% for Class IB. This contractual arrangement will remain in effect until April 30, 2017 and shall renew automatically for one-year terms, unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares to compensate the distributor, from assets attributable to the services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)

Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled

22

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2016

meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the compensation of the Fund’s CCO, from January 1, 2016 through August 3, 2016, was allocated to each operational investment company in the Trust and is included in the Trustee fees. The Board of Trustees appointed a new CCO effective August 4, 2016 and Hartford Investment Management paid the new CCO’s compensation for the remainder of the Fund’s fiscal year. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases	$124,765,995
Sales Proceeds	244,744,516

9.	Pending Legal Proceedings:

On June 2, 2011, a complaint was filed against Hartford Investment Management Company in the United States District Court of Connecticut (Deutsche Bank Trust Company Americas v. Aetna, Inc., ING Investment Trust Co., Milan E. Chilla, Hartford Investment Management Co., and UBS AG (D. Conn.)). In a similar action, plaintiffs filed a complaint listing The Hartford Index HLS Fund, which was merged into HIMCO VIT Index Fund in October, 2014, as members of the defendant class (The Official Committee of Unsecured Creditors of Tribune Company v. Fitzsimons, et al. (Bankr. D. Del.)). The complaints relate to the bankruptcy of the Tribune Company, which was a public company that repurchased its shares in a leveraged buyout in 2007, but entered bankruptcy a year later. The plaintiffs in each case allege that the repurchase of shares acted as a fraudulent transfer. The plaintiffs in each case seek to recover from each class member the amount of consideration received in the buyout. The Hartford Index HLS Fund held 23,987 shares and received $815,558 in the buyout. The Hartford Index HLS Fund is listed as a member of the defendant shareholder class in an exhibit to the Complaint. Each action was transferred to the United States District Court for the Southern District of New York. In September 2013, the court dismissed the Deutsche Bank Trust Company Americas action, and this dismissal was affirmed in March 2016 by the United States Court of Appeals for the Second Circuit. The plaintiff in the Deutsche Bank Trust Company Americas action has filed a petition for writ of certiorari, which is pending before the U.S. Supreme Court. In The Official Committee of Unsecured Creditors of Tribune Company action, the court in January 2017 granted the motion to dismiss filed in 2014 by the shareholder defendants. As a result, the shareholder defendants, including The Hartford Index HLS Fund, have all now been dismissed from the case. Because other non-shareholder defendants remain in the lawsuit, the dismissal order is not immediately appealable by the plaintiff, but an eventual appeal is expected. The Hartford, on behalf of the Fund, intends to continue to vigorously defend these actions.

10.	Recent Accounting Pronouncements:

In October 2016, the SEC adopted amendments to rules under the 1940 Act (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require investment companies to provide standardized, enhanced derivatives disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

11.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under The Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these

23

HIMCO VIT Index Fund

Notes to Financial Statements – (concluded)

December 31, 2016

arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments to, or disclosures in, the Financial Statements were necessary as of December 31, 2016.

24

HIMCO VIT Index Fund

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Index Fund
For the Year Ended December 31, 2016
IA	$40.92	$0.79	$3.82	$4.61	$(0.91)	$(3.04)	$(3.95)	$41.58	11.59%	$677,208	0.38%	0.33%	1.93%
IB	$40.57	$0.68	$3.79	$4.47	$(0.91)	$(3.04)	$(3.95)	$41.09	11.34%	$381,418	0.63%	0.58%	1.68%
For the Year Ended December 31, 2015
IA	$41.11	$0.79	$(0.34)	$0.45	$(0.15)	$(0.49)	$(0.64)	$40.92	1.06%	$680,974	0.42%	0.33%	1.92%
IB	$40.86	$0.69	$(0.34)	$0.35	$(0.15)	$(0.49)	$(0.64)	$40.57	0.82%	$414,950	0.67%	0.58%	1.67%
For the Year Ended December 31, 2014
IA	$38.54	$0.69	$4.23	$4.92	$(0.58)	$(1.77)	$(2.35)	$41.11	13.33%	$760,768	0.33%	0.33%	1.74%
IB	$38.35	$0.59	$4.19	$4.78	$(0.50)	$(1.77)	$(2.27)	$40.86	13.01%	$467,467	0.58%	0.58%	1.49%
For the Year Ended December 31, 2013(4)
IA	$29.69	$0.62	$8.85	$9.47	$(0.62)	$—	$(0.62)	$38.54	31.95%	$763,868	0.33%	0.33%	1.79%
IB	$29.56	$0.53	$8.80	$9.33	$(0.54)	$—	$(0.54)	$38.35	31.61%	$413,119	0.58%	0.58%	1.54%
For the Year Ended December 31, 2012(4)(5)
IA	$26.20	$0.61	$3.48	$4.09	$(0.60)	$—	$(0.60)	$29.69	15.63%	$691,786	0.33%	0.33%	1.98%
IB	$26.09	$0.49	$3.51	$4.00	$(0.53)	$—	$(0.53)	$29.56	15.34%	$307,129	0.58%	0.58%	1.75%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Fund’s auditor.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2016	12%
For the Year Ended December 31, 2015	8
For the Year Ended December 31, 2014	3
For the Year Ended December 31, 2013(1)	3
For the Year Ended December 31, 2012(1)	7

(1)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Fund’s auditor.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and Shareholders of HIMCO VIT Index Fund:

We have audited the accompanying statement of assets and liabilities of HIMCO VIT Index Fund (the “Fund”), a series of the HIMCO Variable Insurance Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013 and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated February 17, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT Index Fund, a series of the HIMCO Variable Insurance Trust, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2017

26

HIMCO VIT Index Fund

Trustees and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Board of Trustees (i) provides broad supervision over the affairs of the Trust and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management, Claren Road Asset Management, and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	24	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	24	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC, and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	24	None.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

27

HIMCO VIT Index Fund

Trustees and Officers (Unaudited) – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson currently serves as President of Hartford Investment Management and President of Hartford Life. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	24	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	24	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

CHRISTOPHER CONNER† (1970) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2016	Mr. Conner currently serves as Chief Compliance Officer of Hartford Life separate accounts and various Hartford entity broker-dealers. Prior to 2009, he served as Chief Compliance Officer and Counsel for Hartford Life Distributors, LLC.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.
†	Mr. Conner was appointed Chief Compliance Officer of the Trust effective August 4, 2016.

28

HIMCO VIT Index Fund

Trustees and Officers (Unaudited) – (concluded)

Name, Year of Birth and Address	PositionHeld with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015	Mr. Fay currently serves as an Executive Vice President and Head of Business Operations of Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Fay served as Senior Vice President of Operations and Administration at The Hartford Bank. Before that Mr. Fay was a Senior Vice President and Chief Trust Officer for Guardian Life Insurance Company.	N/A	N/A

BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group and Chief Compliance Officer of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. Additionally, a complete list of holdings is available on the Fund’s website at www.HVITFunds.com.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

29

HIMCO VIT Index Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2016 through December 31, 2016.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16(1)	Net Annualized Expense Ratio(2)
Actual
Class IA	$1,000	$1,076.40	$1.72	0.33%
Class IB	$1,000	$1,075.20	$3.03	0.58%
Hypothetical
Class IA	$1,000	$1,023.48	$1.68	0.33%
Class IB	$1,000	$1,022.22	$2.95	0.58%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.
(2)	Net annualized expense ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Fees and Expenses of the accompanying Notes to Financial Statements.

30

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not parties to the agreement or “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At an in-person meeting held on November 9-10, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement between Hartford Investment Management Company (“HIMCO” or the “Investment Manager”) and the Trust (the “Agreement”), on behalf of HIMCO VIT Index Fund (the “Fund”).

In connection with the renewal process and in advance of the Meeting, HIMCO provided information, including written responses and other supporting materials, to the Board in response to a request for information made on behalf of the Independent Trustees to facilitate the Board’s evaluation of the terms of the Agreement. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Meeting. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, shareholder services and the other services provided to the Fund by the Investment Manager and its affiliates. The Board also considered the in-person presentations by Fund officers and representatives of HIMCO concerning the Agreement.

Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. The Independent Trustees were also furnished with advice from their independent legal counsel, including advice regarding the legal standards applicable to their evaluation of the terms of the Agreement. Throughout the evaluation process, the Board was also assisted by counsel for the Fund. The Independent Trustees met in executive session with their independent counsel, outside the presence of the interested Trustee, Fund officers and representatives of HIMCO, to discuss the Agreement and the services provided by the Investment Manager and its affiliates. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Investment Manager

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Manager. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Investment Manager, including, among other things, managing the Fund’s assets, assuring compliance with the Fund’s investment objective and limitations and coordinating and overseeing the services of the Fund’s service providers. The Board further considered the Investment Manager’s qualifications, experience and personnel. In this regard, they considered personnel changes at HIMCO since the Board’s initial approval of the investment management agreement, as well as expected changes to the team for the upcoming year. Moreover, the Board considered HIMCO’s oversight of potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by the Fund’s portfolio management personnel.

The Board also requested and evaluated information concerning the Investment Manager’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about the Investment Manager’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer about the Investment Manager’s compliance with applicable laws and regulations. The Board also noted the Investment Manager’s support of the Fund’s compliance control structure, particularly the resources devoted by the Investment Manager in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HIMCO and its affiliates to combat cybersecurity risks and invest in business continuity planning.

31

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIMCO.

Performance of the Fund and the Investment Manager

The Board considered the investment performance of the Fund, noting that performance information for periods prior to October 20, 2014 related to that of a series of Hartford Series Fund, Inc. (the “Predecessor Fund”) which was reorganized into the Fund on that date (the “Reorganization”). The Board noted that, prior to the Reorganization, Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and HIMCO served as the sub-adviser to the Predecessor Fund. The Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIMCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Investment Manager concerning Fund performance, as well as information from Broadridge comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quartile of its performance universe for the 1-, 3- and 5-year periods. The Board also considered that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods, noting that the Fund is designed to track its benchmark closely.

The Board considered the detailed investment analytics reports provided by HIMCO throughout the year. These reports include, among other things, information on the Fund’s returns, the Fund’s investment performance relative to the benchmark and various statistics concerning the Fund’s portfolio.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIMCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Investment Manager

The Board reviewed information regarding HIMCO’s cost to provide investment management and related services to the Fund and HIMCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIMCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the analysis provided to the Board reflected HIMCO’s projected expenses and profitability for the 2017 fiscal year. The Board also reviewed the fees paid to participating insurance companies from HIMCO’s assets, including any profits.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Investment Manager and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Investment Manager

The Board considered the comparative information that had been provided with respect to the services rendered to and management fees paid by the Fund to HIMCO and the total expense ratios of the Fund. In this regard, the Board reviewed information from Broadridge comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of peer funds. The Board also reviewed the different types of fees charged to the Fund, noting that there had been no changes to the management fees or expense reimbursement arrangements since they were originally approved in April 2014. The Board considered that the management fee for the Fund includes the provision by HIMCO of certain administrative services to the Fund. The Board noted that the Fund’s contractual management fee and total expenses were above the median of its expense group while its actual management fee, after the application of fee waivers and expense reimbursements, was below the median of its expense group. The Board discussed the Fund’s fee levels, the Fund’s overall expense ratio and HIMCO’s profitability with respect to the Fund. The Board also noted that the Fund has an automatically renewable contractual expense cap applicable to each share class.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Investment Manager, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s management and total operating expenses.

32

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited) – (concluded)

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board noted that the management fee schedule for the Fund includes breakpoints that are designed to reduce the management fee rates as the Fund’s average daily net assets increase. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also noted that expense limitations that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Investment Manager and its affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by an affiliate of HIMCO.

The Board also considered that HIMCO Distribution Services Company (“HDSC”), an affiliate of HIMCO, serves as principal underwriter of the Fund. As principal underwriter, HDSC receives distribution and service (12b-1) fees from the Fund. The Board reviewed information on the profitability of HDSC and noted that HDSC pays all 12b-1 fees received from the Fund to participating insurance companies or their affiliated broker-dealers, including insurance companies affiliated with HIMCO.

* * * *

Based upon its review of these various factors, among others, the Board, including all of the Independent Trustees, concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

33

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy

Policy, which governs information we collect on our

website and our affiliate websites, which is available at

Online Privacy Policy.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal

Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Index Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.HVITFunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT PORTFOLIO DIVERSIFIER FUND

TOKYO
THU MAY

2016 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

2016 presented a number of twists and turns in global financial markets. For most of the year, prior to the U.S. election, financial markets were heavily influenced by developments outside the U.S. The year began with a decidedly negative tone as the focus was on weak growth in China and a continuation of the steep decline in oil prices. Global stock markets suffered sharp declines early in the year. However, these markets recovered as key central banks reaffirmed their willingness to support economic growth, and oil-producing nations agreed to reduce output to stabilize prices. The Chinese government responded to growth concerns with a large stimulus effort that stabilized its economy.

During the summer, the spotlight shifted to Europe. The surprise Brexit vote – referendum vote for the United Kingdom (U.K.) to exit the European Union (E.U.) – sent short-lived shock waves through global markets. Uncertainties regarding the timing and impact of Brexit have kept central banks accommodative in their monetary policies; and the introduction of corporate bond purchases by the European Central Bank has provided strong support for U.S. and European bond assets.

Heading into year-end, President Trump’s victory took center stage, proving to be a major market moving event. Financial markets and the business community have focused on quantifying the likely economic ramifications of Trump’s victory. This is not a straight-forward task as Trump’s policy views are broad, limited in detail, and may face implementation hurdles. Trump’s de-regulation, tax reform and pro-American business stance appear to have driven market expectations for an extended expansionary cycle, increased inflation, moderately higher interest rates, and an improved outlook for growth.

In December, the U.S. Federal Reserve (Fed) raised its target for the federal funds rate – a short-term interest rate that influences all other interest rates in the economy. This was only the second rate increase in a decade, and we believe could signal a reduction in the Fed’s role in stimulating economic growth. In their commentary, Fed officials noted that economic growth had picked up since the middle of the year, and that they expected the economy to continue to perform well – whereas earlier in the year they expressed concern regarding global developments that posed risks to growth. The Fed made modest increases to its 2017 projections for both growth and inflation, and signaled an increase in the potential number of rate hikes for 2017. Unemployment, at 4.6% as of December 2, was at the lowest level since 2007. We believe that a big spending plan by the U.S. government, on things such as infrastructure, could increase demand for many goods and services, creating an acceleration of inflation.

In spite of the early downturn and volatility throughout the year, U.S. stocks and bonds delivered solid performance overall in 2016. U.S. stocks (as represented by the S&P 500 Index1) returned 11.96% – the eighth consecutive year of positive returns, while U.S. bonds (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index2) returned 2.65%. International stock and bond returns were mixed – with emerging market stock and bond markets generally outperforming developed markets.

Looking ahead to 2017, we expect that many of these same themes will continue to influence performance across financial markets. In terms of broad global growth, we expect that the slowdown in the pace of China’s growth, as well as aging populations in many developed markets, will continue to exert downward pressure. The impact of Brexit, including its potential influence on other E.U. countries, is yet unclear. In the U.S., the policies of the new administration should drive results – in our view fiscal spending (e.g., infrastructure) and tax reform (including potential corporate and personal tax cuts) are likely to stimulate growth, while the effects of trade and immigration reform are less clear.

We are reminded on a regular basis that financial markets can often surprise, which is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, invest with confidence, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar

President, HVIT

[1]	The S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Prior to August 24, 2016, the index was named the Barclays U.S. Aggregate Bond Index.

HIMCO VIT Portfolio Diversifier Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above and, to the extent included herein, the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is your outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter and, to the extent included herein, the Fund’s Manager Discussion, are for informational purposes only and do not represent investment advice or an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Portfolio Diversifier Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: The Fund seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

Performance information for periods prior to October 20, 2014 is that of the Hartford Portfolio Diversifier HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT Portfolio Diversifier Fund Class IB	-4.55%	-5.89%	-4.91%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	2.81%
S&P 500 Index	11.96%	14.66%	12.64%

†	Inception: 06/06/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Prior to August 24, 2016, the index was named the Barclays U.S. Aggregate Bond Index.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.*

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

Operating Expenses*	Net	Gross
HIMCO VIT Portfolio Diversifier Fund	0.85%	1.02%

*	As shown in the Fund’s current prospectus dated April 30, 2016. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

2

HIMCO VIT Portfolio Diversifier Fund

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The current contractual arrangement with respect to expense reimbursements remains in effect until April 30, 2017, and shall renew automatically for one-year terms unless Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Fund Strategy Risk – The Fund is available solely to holders of variable annuity contracts issued by Hartford Life Insurance Company (“Hartford Life”) and its affiliates and by Forethought Life Insurance Company (“Forethought”), an unaffiliated insurance company, who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”). The Fund is designed to replicate the performance of the Portfolio Diversifier Index (the “Index”). The Index is a composite index designed by Hartford Life and calculated by Hartford Investment Management. The Index is intended to produce investment performance that mitigate against significant declines in the aggregate value of investment allocations to the equity mutual funds (the “Allocated Funds”) held by Rider holders. Hartford Life and its affiliates and Forethought have financial obligations to holders of the Riders arising from guarantee obligations under the Riders. To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates and Forethought will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors. Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract. Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended. Depending on your particular allocation to the Allocated Funds under a Rider the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds. In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s and Forethought’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of their obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s and Forethought’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating. Hartford Investment Management and HIMCO Variable Insurance Trust, on behalf of the Fund, have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the investment manager’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Hedging Risk – Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Leverage Risk – Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index and Information Risk – The data used by Hartford Investment Management to calculate the Index may not always be current. To the extent the data, and in particular the market-related data, is outdated or inaccurate, the sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”) may fail to hedge or may hedge less effectively against equity market declines. In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

3

HIMCO VIT Portfolio Diversifier Fund

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any individual contract owner. The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders. In particular, contract owners whose allocations have a relatively higher anticipated correlation to the investment performance of the S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

Investment Strategy Risk – The risk that, if the investment manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.

Liquidity Risk – The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price. Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds fall. Generally, the longer the maturity of a bond, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. government securities may be guaranteed as to the timely payment of interest and principal but not market value. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

4

HIMCO VIT Portfolio Diversifier Fund

Manager Discussion

December 31, 2016

Portfolio Manager

Paul Bukowski, CFA

Executive Vice President and Head of Quantitative Equities and Asset Allocation

How did the Fund perform?

The Class IB Shares of the HIMCO VIT Portfolio Diversifier Fund (the “Fund”) returned -4.55% for the 12-month period ending December 31, 2016, compared to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index1, which returned 2.65%2, and the S&P 500 Index3, which returned 11.96%4, during the same period.

Why did the Fund perform this way?

The Fund performed in line with expectations, which is performance generally “contra” to that of the equity markets as measured by the S&P 500 Index. The Fund generally invests in securities which are expected to approximate the performance of the Bloomberg Barclays U.S. Aggregate Bond and S&P 500 Indices as well as derivatives which are expected to increase in value as the S&P 500 Index declines.

The Fund decreased in value as the S&P 500 Index appreciated 11.96% over the 12-month period. The Fund’s derivatives, short S&P 500 Index futures and a long-term S&P 500 Index put position, declined in value providing a headwind (i.e. negative impact) to performance. Although the Fund benefited from the positive performance of both the equity and fixed income sleeves, it could not offset the negative performance from the Fund’s derivative sleeve.

What is your outlook?

Looking into 2017, we believe equities can achieve high single digit returns driven by pro-business policies under a Trump administration. Notably, security-specific fundamentals appear to have taken a back seat to policy anticipation as investors reposition for large-scale fiscal stimulus and higher inflation. Specifically, we believe lower corporate tax rates and a conversion of offshore cash to U.S. dollars will drive mid-single digit earnings growth. We also expect multiple expansion to remain muted in light of the post-election rally. Possible factors that could affect this outlook include: fiscal policy under-delivering, monetary policy tightening too rapidly, growth-reducing trade conflicts, commodity price volatility and heightened geopolitical tension.

We believe U.S. GDP will grow above 2% in 2017, but could surprise us to the upside with Trump’s pro-business polices. As the economic cycle extends, we believe the U.S. Federal Reserve (Fed) will quicken its pace of interest rate normalization. However, the path of interest rate normalization is uncertain. So, we believe, a significant amount of focus will be placed on Fed meetings and any statements concerning the pace of interest rate hikes will lead to interest rate volatility throughout the year.

1.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Prior to August 24, 2016, the index was named the Barclays U.S. Aggregate Bond Index.
2.	Source: Bloomberg Barclays Live, December 31, 2016
3.	The S&P 500 Index is an unmanaged market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
4.	Source: Bloomberg L.P.

Diversification by Security Type

as of December 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	27.7%
Exchange-Traded Funds	0.4

Total	28.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.5%
Corporate Bonds	14.1
Foreign Government Obligations	1.1
Municipal Bonds	0.3
U.S. Government Agencies	15.3
U.S. Government Securities	18.8

Total	50.1%

Put Options Purchased	10.1%
Short-Term Investments	10.0
Other assets and liabilities	1.7

Total	100.0%

Credit Exposure

as of December 31, 2016

Credit Rating*	Percentage of Net Assets
AAA/Aaa	21.5%
AA/Aa	16.3
A	6.3
BBB/Baa	5.8
Not Rated	0.2
Non-Debt Securities and Other Short-Term Instruments	48.2
Other assets and liabilities	1.7

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. Inc. (“Fitch”) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P, Moody’s and Fitch credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If S&P, Moody’s and Fitch assign different ratings, the median rating is used. If only two agencies assign ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

5

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7%
	Automobiles & Components - 0.2%
903	BorgWarner, Inc.	$35,614
1,220	Delphi Automotive plc	82,167
17,594	Ford Motor Co.	213,415
6,247	General Motors Co.	217,646
1,179	Goodyear Tire & Rubber Co. (The)	36,396
795	Harley-Davidson, Inc.	46,380

		631,618

	Banks - 1.9%
45,519	Bank of America Corp.	1,005,970
3,655	BB&T Corp.	171,858
12,837	Citigroup, Inc.	762,903
2,305	Citizens Financial Group, Inc.	82,127
773	Comerica, Inc.	52,649
3,403	Fifth Third Bancorp	91,779
4,897	Huntington Bancshares, Inc.	64,738
16,118	JPMorgan Chase & Co.	1,390,822
4,881	KeyCorp	89,176
698	M&T Bank Corp.	109,188
1,413	People’s United Financial, Inc.	27,356
2,190	PNC Financial Services Group, Inc. (The)	256,142
5,541	Regions Financial Corp.	79,569
2,209	SunTrust Banks, Inc.	121,164
7,197	US Bancorp	369,710
20,360	Wells Fargo & Co.	1,122,039
921	Zions Bancorp	39,640

		5,836,830

	Capital Goods - 2.1%
2,709	3M Co.	483,746
200	Acuity Brands, Inc.	46,172
430	Allegion plc	27,520
1,047	AMETEK, Inc.	50,884
1,972	Arconic, Inc.	36,561
2,586	Boeing Co. (The)	402,588
2,634	Caterpillar, Inc.	244,277
695	Cummins, Inc.	94,986
1,304	Deere & Co.	134,364
699	Dover Corp.	52,376
2,035	Eaton Corp. plc	136,528
2,890	Emerson Electric Co.	161,118
1,304	Fastenal Co.	61,262
584	Flowserve Corp.	28,061
625	Fluor Corp.	32,825
1,356	Fortive Corp.	72,722
691	Fortune Brands Home & Security, Inc.	36,941
1,290	General Dynamics Corp.	222,731
39,847	General Electric Co.	1,259,165
3,436	Honeywell International, Inc.	398,061
1,423	Illinois Tool Works, Inc.	174,261
1,164	Ingersoll-Rand plc	87,347
545	Jacobs Engineering Group, Inc.(2)	31,065
4,220	Johnson Controls International plc	173,822
348	L3 Technologies, Inc.	52,934
1,135	Lockheed Martin Corp.	283,682
1,488	Masco Corp.	47,051
794	Northrop Grumman Corp.	184,669
1,581	PACCAR, Inc.	101,026
599	Parker-Hannifin Corp.	83,860
749	Pentair plc	41,996
687	Quanta Services, Inc.(2)	23,942

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Capital Goods - 2.1% - (continued)
1,323	Raytheon Co.	$187,866
578	Rockwell Automation, Inc.	77,683
586	Rockwell Collins, Inc.	54,357
457	Roper Technologies, Inc.	83,668
261	Snap-on, Inc.	44,701
679	Stanley Black & Decker, Inc.	77,875
1,216	Textron, Inc.	59,049
226	TransDigm Group, Inc.	56,265
380	United Rentals, Inc.(2)	40,120
3,449	United Technologies Corp.	378,079
247	WW Grainger, Inc.	57,366
806	Xylem, Inc.	39,913

		6,425,485

	Commercial & Professional Services - 0.2%
389	Cintas Corp.	44,953
165	Dun & Bradstreet Corp. (The)	20,018
538	Equifax, Inc.	63,608
1,516	Nielsen Holdings plc	63,596
844	Pitney Bowes, Inc.	12,820
1,040	Republic Services, Inc.	59,332
582	Robert Half International, Inc.	28,390
381	Stericycle, Inc.(2)	29,352
701	Verisk Analytics, Inc.(2)	56,900
1,835	Waste Management, Inc.	130,120

		509,089

	Consumer Durables & Apparel - 0.3%
1,257	Coach, Inc.	44,020
1,525	DR Horton, Inc.	41,678
516	Garmin Ltd.	25,021
1,699	Hanesbrands, Inc.	36,647
313	Harman International Industries, Inc.	34,793
508	Hasbro, Inc.	39,517
599	Leggett & Platt, Inc.	29,279
887	Lennar Corp., Class A	38,079
1,534	Mattel, Inc.	42,262
741	Michael Kors Holdings Ltd.(2)	31,848
284	Mohawk Industries, Inc.(2)	56,709
2,175	Newell Brands, Inc.	97,114
6,020	NIKE, Inc., Class B	305,997
1,346	PulteGroup, Inc.	24,740
354	PVH Corp.	31,945
256	Ralph Lauren Corp.	23,122
820	Under Armour, Inc., Class A(2)	23,821
838	Under Armour, Inc., Class C(2)	21,093
1,487	VF Corp.	79,331
340	Whirlpool Corp.	61,802

		1,088,818

	Consumer Services - 0.4%
1,888	Carnival Corp.	98,289
131	Chipotle Mexican Grill, Inc.(2)	49,429
554	Darden Restaurants, Inc.	40,287
996	H&R Block, Inc.	22,898
1,443	Marriott International, Inc., Class A	119,307
3,740	McDonald’s Corp.	455,233
757	Royal Caribbean Cruises Ltd.	62,104
6,555	Starbucks Corp.	363,934
484	Wyndham Worldwide Corp.	36,963
357	Wynn Resorts Ltd.	30,884

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Consumer Services - 0.4% - (continued)
1,573	Yum! Brands, Inc.	$99,618

		1,378,946

	Diversified Financials - 1.5%
247	Affiliated Managers Group, Inc.(2)	35,889
3,463	American Express Co.	256,539
712	Ameriprise Financial, Inc.	78,989
4,764	Bank of New York Mellon Corp. (The)	225,718
8,553	Berkshire Hathaway, Inc., Class B(2)	1,393,968
548	BlackRock, Inc.	208,536
2,173	Capital One Financial Corp.	189,573
5,429	Charles Schwab Corp. (The)	214,283
1,528	CME Group, Inc.	176,255
1,777	Discover Financial Services	128,104
1,231	E*TRADE Financial Corp.(2)	42,654
1,564	Franklin Resources, Inc.	61,903
1,666	Goldman Sachs Group, Inc. (The)	398,924
2,686	Intercontinental Exchange, Inc.	151,544
1,828	Invesco Ltd.	55,462
1,454	Leucadia National Corp.	33,806
748	Moody’s Corp.	70,514
6,497	Morgan Stanley	274,498
512	NASDAQ, Inc.	34,365
1,366	Navient Corp.	22,443
961	Northern Trust Corp.	85,577
1,168	S&P Global, Inc.	125,607
1,634	State Street Corp.	126,994
3,533	Synchrony Financial	128,142
1,098	T Rowe Price Group, Inc.	82,635

		4,602,922

	Energy - 2.1%
2,516	Anadarko Petroleum Corp.	175,441
1,711	Apache Corp.	108,597
1,903	Baker Hughes, Inc.	123,638
2,095	Cabot Oil & Gas Corp.	48,939
3,387	Chesapeake Energy Corp.(2)	23,777
8,505	Chevron Corp.	1,001,038
429	Cimarex Energy Co.	58,301
657	Concho Resources, Inc.(2)	87,118
5,584	ConocoPhillips	279,982
2,361	Devon Energy Corp.	107,827
2,595	EOG Resources, Inc.	262,355
779	EQT Corp.	50,947
18,677	Exxon Mobil Corp.	1,685,786
1,012	FMC Technologies, Inc.(2)	35,956
3,896	Halliburton Co.	210,735
485	Helmerich & Payne, Inc.	37,539
1,199	Hess Corp.	74,686
8,655	Kinder Morgan, Inc.	179,245
3,821	Marathon Oil Corp.	66,142
2,371	Marathon Petroleum Corp.	119,380
736	Murphy Oil Corp.	22,912
1,703	National Oilwell Varco, Inc.	63,760
892	Newfield Exploration Co.(2)	36,126
1,922	Noble Energy, Inc.	73,151
3,444	Occidental Petroleum Corp.	245,316
948	ONEOK, Inc.	54,425
1,993	Phillips 66	172,215
765	Pioneer Natural Resources Co.	137,754
842	Range Resources Corp.	28,931

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Energy - 2.1% - (continued)
6,270	Schlumberger Ltd.	$526,366
2,206	Southwestern Energy Co.(2)	23,869
3,161	Spectra Energy Corp.	129,885
526	Tesoro Corp.	45,999
1,765	Transocean Ltd.(2)	26,016
2,039	Valero Energy Corp.	139,304
3,080	Williams Cos., Inc. (The)	95,911

		6,559,369

	Food & Staples Retailing - 0.6%
1,969	Costco Wholesale Corp.	315,256
4,807	CVS Health Corp.	379,320
4,253	Kroger Co. (The)	146,771
2,267	Sysco Corp.	125,524
6,782	Wal-Mart Stores, Inc.	468,772
3,855	Walgreens Boots Alliance, Inc.	319,040
1,435	Whole Foods Market, Inc.	44,141

		1,798,824

	Food, Beverage & Tobacco - 1.5%
8,785	Altria Group, Inc.	594,042
2,592	Archer-Daniels-Midland Co.	118,325
820	Brown-Forman Corp., Class B	36,834
877	Campbell Soup Co.	53,032
17,483	Coca-Cola Co. (The)	724,845
1,880	Conagra Brands, Inc.	74,354
799	Constellation Brands, Inc., Class A	122,495
829	Dr Pepper Snapple Group, Inc.	75,165
2,665	General Mills, Inc.	164,617
626	Hershey Co. (The)	64,747
1,216	Hormel Foods Corp.	42,329
525	JM Smucker Co. (The)	67,231
1,138	Kellogg Co.	83,882
2,686	Kraft Heinz Co. (The)	234,542
518	McCormick & Co., Inc.	48,345
833	Mead Johnson Nutrition Co.	58,943
831	Molson Coors Brewing Co., Class B	80,865
6,957	Mondelez International, Inc., Class A	308,404
1,828	Monster Beverage Corp.(2)	81,054
6,460	PepsiCo, Inc.	675,910
6,986	Philip Morris International, Inc.	639,149
3,720	Reynolds American, Inc.	208,469
1,309	Tyson Foods, Inc., Class A	80,739

		4,638,318

	Health Care Equipment & Services - 1.4%
6,627	Abbott Laboratories	254,543
1,582	Aetna, Inc.	196,184
754	AmerisourceBergen Corp.	58,955
1,186	Anthem, Inc.	170,511
2,207	Baxter International, Inc.	97,858
956	Becton Dickinson and Co.	158,266
6,135	Boston Scientific Corp.(2)	132,700
1,446	Cardinal Health, Inc.	104,069
768	Centene Corp.(2)	43,400
1,355	Cerner Corp.(2)	64,186
1,157	Cigna Corp.	154,332
219	Cooper Cos., Inc. (The)	38,310
331	CR Bard, Inc.	74,363
2,740	Danaher Corp.	213,282
712	DaVita, Inc.(2)	45,710

The accompanying Notes are an integral part of these financial statements.

7

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Health Care Equipment & Services - 1.4% - (continued)
1,040	DENTSPLY SIRONA, Inc.	$60,039
960	Edwards Lifesciences Corp.(2)	89,952
523	Envision Healthcare Corp.(2)	33,101
2,778	Express Scripts Holding Co.(2)	191,099
1,317	HCA Holdings, Inc.(2)	97,484
363	Henry Schein, Inc.(2)	55,071
1,250	Hologic, Inc.(2)	50,150
672	Humana, Inc.	137,108
175	Intuitive Surgical, Inc.(2)	110,980
462	Laboratory Corp. of America Holdings(2)	59,312
1,018	McKesson Corp.	142,978
6,187	Medtronic plc	440,700
379	Patterson Cos., Inc.	15,550
627	Quest Diagnostics, Inc.	57,621
1,285	St Jude Medical, Inc.	103,044
1,401	Stryker Corp.	167,854
4,288	UnitedHealth Group, Inc.	686,252
406	Universal Health Services, Inc., Class B	43,190
419	Varian Medical Systems, Inc.(2)	37,618
902	Zimmer Biomet Holdings, Inc.	93,086

		4,478,858

	Household & Personal Products - 0.5%
1,161	Church & Dwight Co., Inc.	51,305
578	Clorox Co. (The)	69,372
4,005	Colgate-Palmolive Co.	262,087
2,122	Coty, Inc., Class A	38,854
997	Estee Lauder Cos., Inc. (The), Class A	76,260
1,614	Kimberly-Clark Corp.	184,190
12,054	Procter & Gamble Co. (The)	1,013,500

		1,695,568

	Insurance - 0.8%
1,838	Aflac, Inc.	127,925
1,659	Allstate Corp. (The)	122,965
4,395	American International Group, Inc.	287,038
1,185	Aon plc	132,163
797	Arthur J Gallagher & Co.	41,412
255	Assurant, Inc.	23,679
2,097	Chubb Ltd.	277,056
675	Cincinnati Financial Corp.	51,131
1,702	Hartford Financial Services Group, Inc. (The)(3)	81,100
1,030	Lincoln National Corp.	68,258
1,246	Loews Corp.	58,350
2,324	Marsh & McLennan Cos., Inc.	157,079
4,954	MetLife, Inc.	266,971
1,207	Principal Financial Group, Inc.	69,837
2,606	Progressive Corp. (The)	92,513
1,937	Prudential Financial, Inc.	201,564
500	Torchmark Corp.	36,880
1,279	Travelers Cos., Inc. (The)	156,575
1,041	Unum Group	45,731
580	Willis Towers Watson PLC	70,923
1,213	XL Group Ltd.	45,197

		2,414,347

	Materials - 0.8%
977	Air Products & Chemicals, Inc.	140,512
506	Albemarle Corp.	43,556
398	Avery Dennison Corp.	27,948
786	Ball Corp.	59,005

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Materials - 0.8% - (continued)
1,045	CF Industries Holdings, Inc.	$32,897
5,051	Dow Chemical Co. (The)	289,018
665	Eastman Chemical Co.	50,015
1,184	Ecolab, Inc.	138,789
3,916	EI du Pont de Nemours & Co.	287,434
600	FMC Corp.	33,936
5,640	Freeport-McMoRan, Inc.(2)	74,392
358	International Flavors & Fragrances, Inc.	42,183
1,855	International Paper Co.	98,426
1,505	LyondellBasell Industries N.V., Class A	129,099
286	Martin Marietta Materials, Inc.	63,358
1,974	Monsanto Co.	207,685
1,576	Mosaic Co. (The)	46,224
2,392	Newmont Mining Corp.	81,495
1,435	Nucor Corp.	85,411
1,189	PPG Industries, Inc.	112,670
1,286	Praxair, Inc.	150,706
871	Sealed Air Corp.	39,491
364	Sherwin-Williams Co. (The)	97,821
595	Vulcan Materials Co.	74,464
1,135	WestRock Co.	57,624

		2,464,159

	Media - 0.8%
1,767	CBS Corp., Class B	112,416
975	Charter Communications, Inc., Class A(2)	280,722
10,737	Comcast Corp., Class A	741,390
686	Discovery Communications, Inc., Class A(2)	18,803
979	Discovery Communications, Inc., Class C(2)	26,218
1,777	Interpublic Group of Cos., Inc. (The)	41,599
1,730	News Corp., Class A	19,826
544	News Corp., Class B	6,419
1,060	Omnicom Group, Inc.	90,217
427	Scripps Networks Interactive, Inc., Class A	30,475
974	TEGNA, Inc.	20,834
3,474	Time Warner, Inc.	335,345
4,772	Twenty-First Century Fox, Inc., Class A	133,807
2,194	Twenty-First Century Fox, Inc., Class B	59,786
1,566	Viacom, Inc., Class B	54,967
6,595	Walt Disney Co. (The)	687,331

		2,660,155

	Pharmaceuticals, Biotechnology & Life Sciences - 2.4%
7,320	AbbVie, Inc.	458,378
1,468	Agilent Technologies, Inc.	66,882
1,011	Alexion Pharmaceuticals, Inc.(2)	123,696
1,688	Allergan plc(2)	354,497
3,351	Amgen, Inc.	489,950
980	Biogen, Inc.(2)	277,908
7,522	Bristol-Myers Squibb Co.	439,586
3,494	Celgene Corp.(2)	404,430
4,379	Eli Lilly & Co.	322,075
901	Endo International plc(2)	14,839
5,934	Gilead Sciences, Inc.	424,934
661	Illumina, Inc.(2)	84,634
12,255	Johnson & Johnson	1,411,899
483	Mallinckrodt plc(2)	24,063
12,420	Merck & Co., Inc.	731,165
117	Mettler-Toledo International, Inc.(2)	48,971
2,074	Mylan N.V.(2)	79,123
497	PerkinElmer, Inc.	25,919

The accompanying Notes are an integral part of these financial statements.

8

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.4% - (continued)
646	Perrigo Co. plc	$53,767
27,345	Pfizer, Inc.	888,166
340	Regeneron Pharmaceuticals, Inc.(2)	124,811
1,778	Thermo Fisher Scientific, Inc.	250,876
1,117	Vertex Pharmaceuticals, Inc.(2)	82,289
363	Waters Corp.(2)	48,784
2,220	Zoetis, Inc.	118,837

		7,350,479

	Real Estate - 0.8%
1,919	American Tower Corp., REIT	202,800
702	Apartment Investment & Management Co., Class A, REIT	31,906
619	AvalonBay Communities, Inc., REIT	109,656
694	Boston Properties, Inc., REIT	87,291
1,343	CBRE Group, Inc., Class A, REIT(2)	42,291
1,626	Crown Castle International Corp., REIT	141,088
715	Digital Realty Trust, Inc., REIT	70,256
321	Equinix, Inc., REIT	114,729
1,649	Equity Residential, REIT	106,130
296	Essex Property Trust, Inc., REIT	68,820
566	Extra Space Storage, Inc., REIT	43,718
324	Federal Realty Investment Trust, REIT	46,044
2,634	General Growth Properties, Inc., REIT	65,797
2,109	HCP, Inc., REIT	62,679
3,314	Host Hotels & Resorts, Inc., REIT	62,436
1,100	Iron Mountain, Inc., REIT	35,728
1,919	Kimco Realty Corp., REIT	48,282
542	Macerich Co. (The), REIT	38,395
509	Mid-America Apartment Communities, Inc., REIT	49,841
2,377	Prologis, Inc., REIT	125,482
672	Public Storage, REIT	150,192
1,167	Realty Income Corp., REIT	67,079
1,417	Simon Property Group, Inc., REIT	251,758
458	SL Green Realty Corp., REIT	49,258
1,201	UDR, Inc., REIT	43,812
1,596	Ventas, Inc., REIT	99,782
775	Vornado Realty Trust, REIT	80,887
1,631	Welltower, Inc., REIT	109,163
3,376	Weyerhaeuser Co., REIT	101,584

		2,506,884

	Retailing - 1.5%
332	Advance Auto Parts, Inc.	56,148
1,777	Amazon.com, Inc.(2)	1,332,519
288	AutoNation, Inc.(2)	14,011
130	AutoZone, Inc.(2)	102,673
679	Bed Bath & Beyond, Inc.	27,595
1,231	Best Buy Co., Inc.	52,527
853	CarMax, Inc.(2)	54,925
1,145	Dollar General Corp.	84,810
1,063	Dollar Tree, Inc.(2)	82,042
543	Expedia, Inc.	61,511
609	Foot Locker, Inc.	43,172
996	Gap, Inc. (The)	22,350
672	Genuine Parts Co.	64,203
5,488	Home Depot, Inc. (The)	735,831
795	Kohl’s Corp.	39,257
1,083	L Brands, Inc.	71,305

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Retailing - 1.5% - (continued)
1,383	LKQ Corp.(2)	$42,389
3,919	Lowe’s Cos., Inc.	278,719
1,375	Macy’s, Inc.	49,239
1,933	Netflix, Inc.(2)	239,305
520	Nordstrom, Inc.	24,924
426	O’Reilly Automotive, Inc.(2)	118,603
222	Priceline Group, Inc. (The)(2)	325,465
1,789	Ross Stores, Inc.	117,358
312	Signet Jewelers Ltd.	29,409
2,912	Staples, Inc.	26,354
2,531	Target Corp.	182,814
483	Tiffany & Co.	37,399
2,938	TJX Cos., Inc. (The)	220,732
592	Tractor Supply Co.	44,879
519	TripAdvisor, Inc.(2)	24,066
264	Ulta Salon Cosmetics & Fragrance, Inc.(2)	67,304
405	Urban Outfitters, Inc.(2)	11,534

		4,685,372

	Semiconductors & Semiconductor Equipment - 0.9%
1,387	Analog Devices, Inc.	100,724
4,873	Applied Materials, Inc.	157,252
1,791	Broadcom Ltd.	316,595
349	First Solar, Inc.(2)	11,199
21,349	Intel Corp.	774,328
704	KLA-Tencor Corp.	55,391
734	Lam Research Corp.	77,606
1,082	Linear Technology Corp.	67,463
971	Microchip Technology, Inc.	62,290
4,639	Micron Technology, Inc.(2)	101,687
2,429	NVIDIA Corp.	259,271
573	Qorvo, Inc.(2)	30,214
6,654	QUALCOMM, Inc.	433,841
837	Skyworks Solutions, Inc.	62,490
4,505	Texas Instruments, Inc.	328,730
1,133	Xilinx, Inc.	68,399

		2,907,480

	Software & Services - 3.4%
2,794	Accenture plc, Class A	327,261
3,076	Activision Blizzard, Inc.	111,074
2,241	Adobe Systems, Inc.(2)	230,711
778	Akamai Technologies, Inc.(2)	51,877
260	Alliance Data Systems Corp.	59,410
1,334	Alphabet, Inc., Class A(2)	1,057,128
1,337	Alphabet, Inc., Class C(2)	1,031,923
881	Autodesk, Inc.(2)	65,203
2,033	Automatic Data Processing, Inc.	208,952
1,415	CA, Inc.	44,955
703	Citrix Systems, Inc.(2)	62,785
2,737	Cognizant Technology Solutions Corp., Class A(2)	153,354
662	CSRA, Inc.	21,078
4,685	eBay, Inc.(2)	139,098
1,356	Electronic Arts, Inc.(2)	106,799
10,545	Facebook, Inc., Class A(2)	1,213,202
1,478	Fidelity National Information Services, Inc.	111,796
979	Fiserv, Inc.(2)	104,048
692	Global Payments, Inc.	48,032
3,897	International Business Machines Corp.	646,863
1,099	Intuit, Inc.	125,956

The accompanying Notes are an integral part of these financial statements.

9

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Software & Services - 3.4% - (continued)
4,288	MasterCard, Inc., Class A	$442,736
35,025	Microsoft Corp.	2,176,454
13,500	Oracle Corp.	519,075
1,447	Paychex, Inc.	88,093
5,060	PayPal Holdings, Inc.(2)	199,718
809	Red Hat, Inc.(2)	56,387
2,876	salesforce.com, Inc.(2)	196,891
2,810	Symantec Corp.	67,131
593	Teradata Corp.(2)	16,112
744	Total System Services, Inc.	36,478
409	VeriSign, Inc.(2)	31,113
8,413	Visa, Inc., Class A	656,382
2,197	Western Union Co. (The)	47,719
3,824	Xerox Corp.	33,384
3,948	Yahoo!, Inc.(2)	152,669

		10,641,847

	Technology Hardware & Equipment - 1.4%
1,393	Amphenol Corp., Class A	93,610
24,020	Apple, Inc.	2,781,996
22,620	Cisco Systems, Inc.	683,576
4,290	Corning, Inc.	104,118
293	F5 Networks, Inc.(2)	42,403
606	FLIR Systems, Inc.	21,931
561	Harris Corp.	57,486
7,492	Hewlett Packard Enterprise Co.	173,365
7,714	HP, Inc.	114,476
1,702	Juniper Networks, Inc.	48,098
744	Motorola Solutions, Inc.	61,670
1,237	NetApp, Inc.	43,629
1,327	Seagate Technology plc	50,652
1,604	TE Connectivity Ltd.	111,125
1,282	Western Digital Corp.	87,112

		4,475,247

	Telecommunication Services - 0.7%
27,661	AT&T, Inc.	1,176,422
2,461	CenturyLink, Inc.	58,523
5,332	Frontier Communications Corp.	18,022
1,313	Level 3 Communications, Inc.(2)	74,001
18,362	Verizon Communications, Inc.	980,163

		2,307,131

	Transportation - 0.6%
554	Alaska Air Group, Inc.	49,157
2,335	American Airlines Group, Inc.	109,021
634	CH Robinson Worldwide, Inc.	46,447
4,219	CSX Corp.	151,589
3,317	Delta Air Lines, Inc.	163,163
815	Expeditors International of Washington, Inc.	43,162
1,101	FedEx Corp.	205,006
394	JB Hunt Transport Services, Inc.	38,246
486	Kansas City Southern	41,237
1,315	Norfolk Southern Corp.	142,112
243	Ryder System, Inc.	18,089
2,773	Southwest Airlines Co.	138,206
3,712	Union Pacific Corp.	384,860
1,301	United Continental Holdings, Inc.(2)	94,817
3,105	United Parcel Service, Inc., Class B	355,957

		1,981,069

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 27.7% - (continued)
	Utilities - 0.9%
2,960	AES Corp.	$34,395
1,021	Alliant Energy Corp.	38,686
1,095	Ameren Corp.	57,444
2,217	American Electric Power Co., Inc.	139,582
803	American Water Works Co., Inc.	58,105
1,939	CenterPoint Energy, Inc.	47,777
1,258	CMS Energy Corp.	52,358
1,373	Consolidated Edison, Inc.	101,163
2,821	Dominion Resources, Inc.	216,060
810	DTE Energy Co.	79,793
3,105	Duke Energy Corp.	241,010
1,469	Edison International	105,753
807	Entergy Corp.	59,290
1,420	Eversource Energy	78,427
4,161	Exelon Corp.	147,674
1,917	FirstEnergy Corp.	59,369
2,106	NextEra Energy, Inc.	251,583
1,445	NiSource, Inc.	31,992
1,433	NRG Energy, Inc.	17,569
2,276	PG&E Corp.	138,313
499	Pinnacle West Capital Corp.	38,937
3,058	PPL Corp.	104,125
2,282	Public Service Enterprise Group, Inc.	100,134
644	SCANA Corp.	47,192
1,126	Sempra Energy	113,321
4,412	Southern Co. (The)	217,026
1,424	WEC Energy Group, Inc.	83,518
2,292	Xcel Energy, Inc.	93,284

		2,753,880

	Total Common Stocks (cost $68,080,563)	86,792,695

EXCHANGE-TRADED FUND - 0.4%
	Diversified Financial Services - 0.4%
6,296	Vanguard S&P 500 ETF (cost $1,303,931)	1,292,632

	Total Exchange-Traded Funds (cost $1,303,931)	1,292,632

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
	Banc of America Commercial Mortgage Trust
	Series 2006-3, Class A4
$327	5.89%, 07/10/2044(4)	327
	Series 2007-1, Class A4
398	5.45%, 01/15/2049	397
	Series 2007-3, Class A4
12,779	5.55%, 06/10/2049(4)	12,851
	Series 2007-4, Class A4
6,010	5.75%, 02/10/2051(4)	6,093
	Series 2007-5, Class A4
16,044	5.49%, 02/10/2051	16,320
	Bear Stearns Commercial Mortgage Securities Trust
	Series 2007-PW15, Class A4
5,551	5.33%, 02/11/2044	5,554
	Series 2007-PW16, Class A4
37,700	5.71%, 06/11/2040(4)	37,739

The accompanying Notes are an integral part of these financial statements.

10

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5% - (continued)
	Bear Stearns Commercial Mortgage Securities Trust - (continued)
	Series 2007-PW18, Class A4
$21,501	5.70%, 06/11/2050	$21,962
100,000	Chase Issuance Trust, Series 2013-A1, Class A1 1.30%, 02/18/2020	99,939
100,000	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.65%, 09/20/2019	103,103
	Citigroup Commercial Mortgage Trust
	Series 2007-C6, Class A4
35,000	5.71%, 12/10/2049(4)	35,303
	Series 2008-C7, Class A4
16,366	6.14%, 12/10/2049(4)	16,692
	Series 2014-GC23, Class A4
50,000	3.62%, 07/10/2047	51,836
23,558	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.89%, 11/15/2044(4)	23,942
	Cobalt CMBS Commercial Mortgage Trust
	Series 2007-C2, Class A3
13,841	5.48%, 04/15/2047(4)	13,877
	Series 2007-C3, Class A4
18,790	5.76%, 05/15/2046(4)	19,003
	COMM Mortgage Trust
	Series 2013-CR9, Class A4,
35,000	4.23%, 07/10/2045(4)	37,943
	Series 2014-UBS5, Class A4
45,000	3.84%, 09/10/2047	47,000
	Series 2014-UBS6, Class A5
50,000	3.64%, 12/10/2047	51,522
	Series 2015-LC23, Class A4
35,000	3.77%, 10/10/2053	36,481
	Commercial Mortgage Pass-Through Certificates
	Series 2007-C9, Class A4
11,582	5.81%, 12/10/2049(4)	11,676
	Series 2012-CR2, Class A4
30,000	3.15%, 08/15/2045	30,944
	Commercial Mortgage Trust
	Series 2007-GG11, Class A4
19,621	5.74%, 12/10/2049	19,902
	Series 2013-LC6, Class A4
15,000	2.94%, 01/10/2046	15,178
16,503	Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class A4 5.69%, 06/15/2039(4)	16,567
35,000	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4 3.81%, 11/15/2048	36,445
5,537	Ford Credit Automotive Owner Trust, Series 2013-A, Class A4, ABS 0.78%, 05/15/2018	5,537
14,230	GE Commercial Mortgage Corp., Series 2007-C1, Class A4 5.54%, 12/10/2049	14,249
10,000	GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5 2.94%, 02/10/2046	10,140

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5% - (continued)
	GS Mortgage Securities Trust
	Series 2007-GG10, Class A4
$37,331	5.79%, 08/10/2045(4)	$37,563
	Series 2012-GC6, Class A3
19,925	3.48%, 01/10/2045	20,852
	Series 2012-GCJ7, Class A4
50,000	3.38%, 05/10/2045	52,076
	Series 2013-GC12, Class A4
40,000	3.14%, 06/10/2046	40,785
	Series 2013-GC14, Class A5
35,000	4.24%, 08/10/2046	37,904
	Series 2013-GC16, Class A4
40,000	4.27%, 11/10/2046	43,220
	Series 2014-GC18, Class A4
40,000	4.07%, 01/10/2047	42,595
	Series 2015-GS1, Class A3
30,000	3.73%, 11/10/2048	31,340
	JP Morgan Chase Commercial Mortgage Securities Trust
	Series 2007-CB18, Class A4
4,035	5.44%, 06/12/2047	4,032
	Series 2007-CB20, Class A4
24,017	5.79%, 02/12/2051(4)	24,385
	Series 2007-LD11, Class A4
20,448	5.75%, 06/15/2049(4)	20,571
	Series 2007-LDPX, Class A3
4,881	5.42%, 01/15/2049	4,882
	Series 2011-C5, Class A3
8,461	4.17%, 08/15/2046	9,074
40,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4 3.80%, 09/15/2047	41,737
14,173	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3 5.87%, 09/15/2045(4)	14,523
30,843	ML-CFC Commercial Mortgage Trust, Series 2007-9, Class A4 5.70%, 09/12/2049	31,458
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2014-C15, Class A4
40,000	4.05%, 04/15/2047	42,353
	Series 2014-C16, Class A5
50,000	3.89%, 06/15/2047	52,618
	Series 2015-C22, Class A4
30,000	3.31%, 04/15/2048	30,223
	Series 2015-C27, Class A4
30,000	3.75%, 12/15/2047	31,114
	Morgan Stanley Capital I Trust
	Series 2007-IQ14, Class A4
18,541	5.69%, 04/15/2049(4)	18,582
	Series 2007-IQ16, Class A4
17,937	5.81%, 12/12/2049	18,201
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C30, Class A5
6,566	5.34%, 12/15/2043	6,559
	Series 2007-C31, Class A4
16,894	5.51%, 04/15/2047	16,927
	Series 2007-C32, Class A3
24,390	5.71%, 06/15/2049(4)	24,539

The accompanying Notes are an integral part of these financial statements.

11

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5% - (continued)
	Wachovia Bank Commercial Mortgage Trust - (continued)
	Series 2007-C34, Class A3
$23,386	5.68%, 05/15/2046	$23,555
	WF-RBS Commercial Mortgage Trust,
	Series 2012-C10, Class A3
40,000	2.88%, 12/15/2045	40,458

	Total Aasset & Commercial Mortgage Backed Securities (cost $1,604,533)	1,560,648

CORPORATE BONDS - 14.1%
	Advertising - 0.0%
	Omnicom Group, Inc.
40,000	3.63%, 05/01/2022	41,081

	Aerospace/Defense - 0.3%
	Boeing Co. (The)
230,000	4.88%, 02/15/2020	250,053
35,000	6.13%, 02/15/2033	44,836
	General Dynamics Corp.
15,000	3.88%, 07/15/2021	15,939
	Lockheed Martin Corp.
140,000	4.25%, 11/15/2019	149,105
75,000	4.85%, 09/15/2041	82,538
	Northrop Grumman Corp.
40,000	4.75%, 06/01/2043	43,580
20,000	5.05%, 08/01/2019	21,403
	Raytheon Co.
95,000	3.13%, 10/15/2020	98,077
	United Technologies Corp.
65,000	4.50%, 04/15/2020	70,147
100,000	4.50%, 06/01/2042	107,040

		882,718

	Agriculture - 0.2%
	Altria Group, Inc.
300,000	4.75%, 05/05/2021	326,939
	Archer-Daniels-Midland Co.
33,000	4.02%, 04/16/2043	32,319
	Philip Morris International, Inc.
105,000	4.50%, 03/26/2020	112,442
75,000	4.50%, 03/20/2042	76,532
	Reynolds American, Inc.
90,000	4.45%, 06/12/2025	95,023

		643,255

	Auto Manufacturers - 0.2%
	Daimler Finance North America LLC
18,000	8.50%, 01/18/2031	27,111
	Ford Motor Co.
175,000	7.45%, 07/16/2031	219,633
	General Motors Co.
100,000	3.50%, 10/02/2018	101,990
120,000	6.25%, 10/02/2043	132,657
	Toyota Motor Credit Corp. MTN
70,000	2.00%, 10/24/2018	70,415
190,000	3.40%, 09/15/2021	197,624

		749,430

	Beverages - 0.4%
	Anheuser-Busch InBev Finance, Inc.
395,000	3.65%, 02/01/2026	401,000

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Beverages - 0.4% - (continued)
	Anheuser-Busch InBev Worldwide, Inc.
$145,000	3.75%, 07/15/2042	$130,412
125,000	5.38%, 01/15/2020	136,337
	Coca-Cola Co. (The)
60,000	1.65%, 03/14/2018	60,204
210,000	3.15%, 11/15/2020	218,159
	Diageo Capital plc
25,000	3.88%, 04/29/2043	23,816
	Molson Coors Brewing Co.
65,000	4.20%, 07/15/2046	60,601
	PepsiCo, Inc.
60,000	3.13%, 11/01/2020	61,924
115,000	5.50%, 01/15/2040	138,081

		1,230,534

	Biotechnology - 0.2%
	Amgen, Inc.
105,000	3.88%, 11/15/2021	109,916
25,000	4.40%, 05/01/2045	23,964
68,000	4.66%, 06/15/2051(5)	65,355
	Celgene Corp.
160,000	3.25%, 08/15/2022	161,425
	Gilead Sciences, Inc.
230,000	3.70%, 04/01/2024	236,078
20,000	4.40%, 12/01/2021	21,517
45,000	4.80%, 04/01/2044	46,726

		664,981

	Chemicals - 0.2%
	Dow Chemical Co. (The)
200,000	4.13%, 11/15/2021	211,326
25,000	4.38%, 11/15/2042	24,268
	Eastman Chemical Co.
68,000	3.80%, 03/15/2025	68,577
	Ecolab, Inc.
45,000	4.35%, 12/08/2021	48,630
	EI du Pont de Nemours & Co.
20,000	5.60%, 12/15/2036	22,389
	LYB International Finance BV
130,000	4.00%, 07/15/2023	135,823
30,000	4.88%, 03/15/2044	31,068
	Monsanto Co.
80,000	4.40%, 07/15/2044	77,320
	Potash Corp. of Saskatchewan, Inc.
35,000	6.50%, 05/15/2019	38,230
	PPG Industries, Inc.
20,000	3.60%, 11/15/2020	20,722
	Praxair, Inc.
55,000	2.45%, 02/15/2022	54,590

		732,943

	Commercial Banks - 3.2%
	Bank of America Corp.
370,000	3.30%, 01/11/2023	371,236
445,000	5.00%, 05/13/2021	484,622
115,000	5.88%, 02/07/2042	138,994
	Bank of Montreal
150,000	1.45%, 04/09/2018	149,646
	Bank of New York Mellon Corp. (The)
150,000	3.55%, 09/23/2021	156,220
	Bank of Nova Scotia
95,000	4.38%, 01/13/2021	101,400
	Barclays PLC
270,000	2.88%, 06/08/2020	267,719

The accompanying Notes are an integral part of these financial statements.

12

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Commercial Banks - 3.2% - (continued)
	BB&T Corp.
$130,000	5.25%, 11/01/2019	$140,454
	Capital One Financial Corp.
140,000	4.75%, 07/15/2021	151,421
	Citigroup, Inc.
410,000	2.65%, 10/26/2020	410,289
245,000	6.63%, 06/15/2032	297,208
	Cooperatieve Rabobank UA
195,000	4.50%, 01/11/2021	209,553
45,000	5.25%, 05/24/2041	52,375
	Credit Suisse
650,000	5.30%, 08/13/2019	701,371
	Deutsche Bank AG
70,000	3.70%, 05/30/2024	68,070
	Fifth Third Bancorp
100,000	3.50%, 03/15/2022	102,475
	Goldman Sachs Group, Inc. (The)
525,000	3.85%, 07/08/2024	535,915
139,000	6.25%, 02/01/2041	172,300
	HSBC Holdings plc
650,000	5.10%, 04/05/2021	702,459
	HSBC USA, Inc.
110,000	3.50%, 06/23/2024	110,465
	JPMorgan Chase & Co.
755,000	4.95%, 03/25/2020	813,481
200,000	5.50%, 10/15/2040	236,243
80,000	6.00%, 01/15/2018	83,450
155,000	6.30%, 04/23/2019	169,374
	Landwirtschaftliche Rentenbank
160,000	1.88%, 09/17/2018	161,331
	Morgan Stanley
90,000	4.30%, 01/27/2045	89,691
655,000	5.50%, 07/28/2021	725,830
	PNC Financial Services Group, Inc. (The)
170,000	3.30%, 03/08/2022	174,766
150,000	5.13%, 02/08/2020	162,293
	Royal Bank of Canada
60,000	4.65%, 01/27/2026	63,920
	State Street Corp.
80,000	4.38%, 03/07/2021	85,873
	Sumitomo Mitsui Financial Group, Inc.
300,000	2.93%, 03/09/2021	301,571
	Toronto-Dominion Bank (The)
300,000	2.25%, 11/05/2019	301,785
	US Bancorp
180,000	4.13%, 05/24/2021	192,618
	Wells Fargo & Co.
200,000	3.50%, 03/08/2022	205,770
270,000	4.60%, 04/01/2021	290,126
230,000	5.61%, 01/15/2044	260,599
	Westpac Banking Corp.
250,000	4.88%, 11/19/2019	268,270

		9,911,183

	Commercial Services - 0.0%
	Princeton University
75,000	4.95%, 03/01/2019	80,056

	Construction Materials - 0.0%
	Johnson Controls International plc
100,000	5.00%, 03/30/2020	107,593

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Diversified Financial Services - 0.4%
	American Express Co.
$148,000	2.65%, 12/02/2022	$145,723
	BlackRock, Inc.
105,000	5.00%, 12/10/2019	114,035
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
240,000	5.45%, 06/15/2023(5)	254,577
	GE Capital International Funding Co.
468,000	2.34%, 11/15/2020	467,777
	General Electric Capital Corp.
130,000	5.88%, 01/14/2038	163,609
	HSBC Finance Corp.
80,000	6.68%, 01/15/2021	89,923
	National Rural Utilities Cooperative Finance Corp.
110,000	3.05%, 02/15/2022	112,438

		1,348,082

	Electric - 0.9%
	Alabama Power Co.
107,000	6.00%, 03/01/2039	132,804
	Berkshire Hathaway Energy Co.
100,000	6.13%, 04/01/2036	124,888
	CenterPoint Energy Houston Electric LLC
15,000	3.55%, 08/01/2042	14,110
	CMS Energy Corp.
60,000	5.05%, 03/15/2022	65,729
	Commonwealth Edison Co.
40,000	3.80%, 10/01/2042	38,376
	Consolidated Edison Co. of New York, Inc.
80,000	3.95%, 03/01/2043	77,429
40,000	6.65%, 04/01/2019	44,127
	Dominion Resources, Inc.
140,000	4.45%, 03/15/2021	149,587
	Series C
75,000	4.90%, 08/01/2041	78,735
	Duke Energy Carolinas LLC
90,000	4.00%, 09/30/2042	89,379
80,000	5.30%, 02/15/2040	94,893
	Entergy Louisiana LLC
100,000	4.05%, 09/01/2023	104,806
	Exelon Generation Co. LLC
75,000	4.00%, 10/01/2020	77,945
135,000	6.25%, 10/01/2039	135,927
	Florida Power & Light Co.
85,000	5.69%, 03/01/2040	105,631
	Georgia Power Co.
100,000	2.85%, 05/15/2022	99,850
	Indiana Michigan Power Co.
25,000	6.05%, 03/15/2037	29,946
	Kentucky Utilities Co.
70,000	5.13%, 11/01/2040	80,126
	Nevada Power Co., Series R
55,000	6.75%, 07/01/2037	72,261
	NiSource Finance Corp.
40,000	5.25%, 02/15/2043	44,257
	Northern States Power Co.
80,000	3.40%, 08/15/2042	73,406
	Ohio Power Co., Series M
75,000	5.38%, 10/01/2021	83,785

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Electric - 0.9% - (continued)
	Oncor Electric Delivery Co. LLC
$95,000	7.00%, 09/01/2022	$115,954
	Pacific Gas & Electric Co.
135,000	6.05%, 03/01/2034	168,948
	Progress Energy, Inc.
140,000	3.15%, 04/01/2022	141,266
130,000	4.40%, 01/15/2021	137,856
	PSEG Power LLC
25,000	5.13%, 04/15/2020	26,778
	Public Service Electric & Gas Co.
45,000	3.95%, 05/01/2042	44,925
	San Diego Gas & Electric Co.
32,000	4.50%, 08/15/2040	34,302
	South Carolina Electric & Gas Co.
40,000	6.05%, 01/15/2038	49,461
	Southern California Edison Co.
75,000	4.50%, 09/01/2040	79,938
	Xcel Energy, Inc.
65,000	4.70%, 05/15/2020	69,127

		2,686,552

	Electrical Components & Equipment - 0.0%
	Emerson Electric Co.
70,000	4.88%, 10/15/2019	75,519

	Electronics - 0.1%
	Honeywell International, Inc.
80,000	4.25%, 03/01/2021	86,510
20,000	5.70%, 03/15/2037	24,640
	Thermo Fisher Scientific, Inc.
150,000	4.15%, 02/01/2024	156,200

		267,350

	Environmental Control - 0.1%
	Republic Services, Inc.
95,000	5.00%, 03/01/2020	102,551
	Waste Management, Inc.
105,000	4.75%, 06/30/2020	113,187

		215,738

	Food - 0.2%
	General Mills, Inc.
80,000	5.65%, 02/15/2019	86,011
	JM Smucker Co. (The)
70,000	3.50%, 03/15/2025	70,584
	Kellogg Co.
45,000	4.00%, 12/15/2020	47,387
	Kraft Foods Group, Inc.
183,000	5.38%, 02/10/2020	198,208
	Kraft Heinz Foods Co.
100,000	5.00%, 06/04/2042	102,394
	Kroger Co. (The)
70,000	6.80%, 12/15/2018	76,629
40,000	7.50%, 04/01/2031	53,860
	Tyson Foods, Inc.
50,000	3.95%, 08/15/2024	50,940
	Unilever Capital Corp.
50,000	5.90%, 11/15/2032	64,842

		750,855

	Forest Products & Paper - 0.1%
	Georgia-Pacific LLC
10,000	7.75%, 11/15/2029	13,459

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Forest Products & Paper - 0.1% - (continued)
	International Paper Co.
$140,000	3.80%, 01/15/2026	$141,785

		155,244

	Gas - 0.0%
	Atmos Energy Corp.
8,000	5.50%, 06/15/2041	9,226
	Sempra Energy
65,000	6.00%, 10/15/2039	77,451

		86,677

	Healthcare-Products - 0.3%
	Abbott Laboratories
100,000	2.90%, 11/30/2021	99,715
70,000	2.95%, 03/15/2025	67,439
60,000	4.75%, 11/30/2036	60,997
	Becton Dickinson and Co.
75,000	4.69%, 12/15/2044	77,696
	Boston Scientific Corp.
70,000	6.00%, 01/15/2020	76,918
	Covidien International Finance S.A.
45,000	3.20%, 06/15/2022	46,078
	Medtronic, Inc.
305,000	3.50%, 03/15/2025	314,063
	Zimmer Biomet Holdings, Inc.
60,000	3.55%, 04/01/2025	58,439

		801,345

	Healthcare-Services - 0.3%
	Aetna, Inc.
375,000	3.95%, 09/01/2020	394,460
	Anthem, Inc.
90,000	4.65%, 01/15/2043	90,351
	Cigna Corp.
50,000	4.00%, 02/15/2022	52,236
10,000	5.38%, 02/15/2042	11,140
	Quest Diagnostics, Inc.
110,000	4.70%, 04/01/2021	118,065
	UnitedHealth Group, Inc.
125,000	6.88%, 02/15/2038	170,100

		836,352

	Household Products - 0.1%
	Colgate-Palmolive Co.
90,000	2.30%, 05/03/2022	89,170
	Procter & Gamble Co. (The)
57,000	5.55%, 03/05/2037	73,731

		162,901

	Household Products/Wares - 0.0%
	Kimberly-Clark Corp.
12,000	5.30%, 03/01/2041	14,354

	Insurance - 0.5%
	ACE INA Holdings, Inc.
75,000	2.88%, 11/03/2022	75,614
	Allstate Corp. (The)
45,000	5.55%, 05/09/2035	52,890
	American International Group, Inc.
110,000	4.50%, 07/16/2044	108,468
	Aon Corp.
20,000	5.00%, 09/30/2020	21,545

The accompanying Notes are an integral part of these financial statements.

14

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Insurance - 0.5% - (continued)
	Aon plc
$60,000	4.75%, 05/15/2045	$60,647
	Berkshire Hathaway Finance Corp.
225,000	5.40%, 05/15/2018	236,799
	Berkshire Hathaway, Inc.
75,000	4.50%, 02/11/2043	79,748
	Chubb Corp. (The)
90,000	5.75%, 05/15/2018	94,974
	Chubb INA Holdings, Inc.
165,000	2.70%, 03/13/2023	163,268
	Lincoln National Corp.
60,000	4.00%, 09/01/2023	62,548
	Marsh & McLennan Cos., Inc.
35,000	4.80%, 07/15/2021	38,045
	MetLife, Inc.
60,000	4.88%, 11/13/2043	64,960
90,000	5.70%, 06/15/2035	105,897
120,000	7.72%, 02/15/2019	134,237
	Principal Financial Group, Inc.
70,000	3.30%, 09/15/2022	70,839
	Prudential Financial, Inc.
145,000	5.38%, 06/21/2020	158,826
65,000	5.80%, 11/16/2041	76,377
	Travelers Cos., Inc. (The)
70,000	4.60%, 08/01/2043	75,686

		1,681,368

	Iron/Steel - 0.0%
	Vale Overseas Ltd.
90,000	6.88%, 11/10/2039	87,525

	IT Services - 0.3%
	Apple, Inc.
525,000	2.40%, 05/03/2023	511,202
90,000	3.45%, 02/09/2045	79,438
	Hewlett Packard Enterprise Co.
170,000	4.40%, 10/15/2022	177,032
	HP, Inc.
45,000	4.30%, 06/01/2021	47,096
	International Business Machines Corp.
105,000	5.60%, 11/30/2039	127,995

		942,763

	Machinery-Construction & Mining - 0.1%
	Caterpillar, Inc.
40,000	3.80%, 08/15/2042	38,433
185,000	3.90%, 05/27/2021	195,090

		233,523

	Machinery-Diversified - 0.0%
	Deere & Co.
55,000	3.90%, 06/09/2042	55,074

	Media - 0.5%
	21st Century Fox America, Inc.
131,000	6.40%, 12/15/2035	156,499
	CBS Corp.
90,000	3.70%, 08/15/2024	90,658
	Charter Communications Operating LLC / Charter Communications Operating Capital
140,000	4.91%, 07/23/2025	147,550

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Media - 0.5% - (continued)
	Comcast Corp.
$120,000	4.65%, 07/15/2042	$124,935
305,000	5.15%, 03/01/2020	332,930
90,000	7.05%, 03/15/2033	120,824
	Discovery Communications LLC
30,000	4.88%, 04/01/2043	27,723
20,000	5.05%, 06/01/2020	21,467
	Time Warner Cable LLC
245,000	4.00%, 09/01/2021	251,599
40,000	4.50%, 09/15/2042	36,226
65,000	6.75%, 07/01/2018	69,395
	Viacom, Inc.
98,000	4.38%, 03/15/2043	78,062
	Walt Disney Co. (The)
60,000	2.55%, 02/15/2022	60,244
55,000	4.13%, 12/01/2041	56,406

		1,574,518

	Mining - 0.1%
	Barrick Gold Corp.
45,000	5.25%, 04/01/2042	43,830
	BHP Billiton Finance USA Ltd.
80,000	2.88%, 02/24/2022	80,647
15,000	4.13%, 02/24/2042	14,755
	Newmont Mining Corp.
50,000	6.25%, 10/01/2039	55,008
	Rio Tinto Finance USA Ltd.
50,000	5.20%, 11/02/2040	56,888
	Southern Copper Corp.
55,000	6.75%, 04/16/2040	59,340

		310,468

	Miscellaneous Manufacturer - 0.1%
	3M Co.
50,000	5.70%, 03/15/2037	62,893
	Eaton Corp.
115,000	2.75%, 11/02/2022	113,900
	General Electric Co.
67,000	4.13%, 10/09/2042	67,593
	Illinois Tool Works, Inc.
35,000	3.90%, 09/01/2042	34,976
	Newell Brands, Inc.
150,000	4.20%, 04/01/2026	156,567

		435,929

	Multi-National - 0.8%
	Asian Development Bank
100,000	1.75%, 09/11/2018	100,659
90,000	2.00%, 01/22/2025	86,164
	European Bank for Reconstruction & Development
150,000	1.75%, 11/26/2019	150,259
	European Investment Bank
850,000	2.88%, 09/15/2020	878,343
	Inter-American Development Bank
570,000	3.88%, 02/14/2020	606,800
	International Bank for Reconstruction & Development
512,000	7.63%, 01/19/2023	661,842

		2,484,067

The accompanying Notes are an integral part of these financial statements.

15

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Office/Business Equipment - 0.0%
	Xerox Corp.
$20,000	6.35%, 05/15/2018	$21,086

	Oil & Gas - 1.0%
	Anadarko Petroleum Corp.
60,000	6.20%, 03/15/2040	68,717
	Apache Corp.
85,000	5.10%, 09/01/2040	88,925
	BP Capital Markets plc
280,000	3.25%, 05/06/2022	285,917
	Canadian Natural Resources Ltd.
40,000	6.50%, 02/15/2037	45,770
	Chevron Corp.
125,000	2.36%, 12/05/2022	122,670
150,000	2.43%, 06/24/2020	151,448
	ConocoPhillips
108,000	6.50%, 02/01/2039	136,719
	Devon Financing Co. LLC
65,000	7.88%, 09/30/2031	82,475
	Exxon Mobil Corp.
55,000	2.71%, 03/06/2025	53,541
40,000	3.57%, 03/06/2045	37,265
	Hess Corp.
28,000	5.60%, 02/15/2041	28,312
	Kerr-McGee Corp.
60,000	6.95%, 07/01/2024	70,788
	Marathon Oil Corp.
15,000	6.60%, 10/01/2037	16,392
	Marathon Petroleum Corp.
35,000	5.00%, 09/15/2054	29,636
15,000	5.13%, 03/01/2021	16,375
	Nexen Energy ULC
50,000	7.50%, 07/30/2039	68,007
	Noble Energy, Inc.
60,000	6.00%, 03/01/2041	66,619
	Occidental Petroleum Corp.
40,000	4.10%, 02/01/2021	42,491
35,000	4.40%, 04/15/2046	35,617
	Petroleos Mexicanos
100,000	4.88%, 01/24/2022	100,300
185,000	5.75%, 03/01/2018	191,336
195,000	6.50%, 06/02/2041	182,627
	Phillips 66
35,000	4.30%, 04/01/2022	37,580
45,000	4.88%, 11/15/2044	47,523
	Shell International Finance BV
155,000	3.63%, 08/21/2042	140,131
170,000	4.30%, 09/22/2019	180,342
	Statoil ASA
35,000	5.10%, 08/17/2040	39,002
255,000	5.25%, 04/15/2019	273,796
	Suncor Energy, Inc.
60,000	6.50%, 06/15/2038	76,664
	Total Capital S.A.
95,000	4.25%, 12/15/2021	102,527
	Valero Energy Corp.
140,000	6.13%, 02/01/2020	154,522
40,000	7.50%, 04/15/2032	49,121

		3,023,155

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Oil & Gas Services - 0.0%
	Baker Hughes, Inc.
$46,000	5.13%, 09/15/2040	$50,570
	National Oilwell Varco, Inc.
50,000	2.60%, 12/01/2022	46,337
15,000	3.95%, 12/01/2042	11,515

		108,422

	Pharmaceuticals - 0.7%
	AbbVie, Inc.
420,000	2.90%, 11/06/2022	414,855
	Actavis Funding SCS
125,000	3.85%, 06/15/2024	126,115
60,000	4.75%, 03/15/2045	58,904
	AstraZeneca plc
60,000	6.45%, 09/15/2037	77,621
	Baxalta, Inc.
100,000	4.00%, 06/23/2025	100,292
	Bristol-Myers Squibb Co.
25,000	3.25%, 08/01/2042	22,363
	Cardinal Health, Inc.
105,000	3.50%, 11/15/2024	106,163
	Express Scripts Holding Co.
165,000	4.50%, 02/25/2026	169,863
	GlaxoSmithKline Capital, Inc.
40,000	2.80%, 03/18/2023	40,100
47,000	6.38%, 05/15/2038	61,817
	Johnson & Johnson
100,000	5.95%, 08/15/2037	131,189
	McKesson Corp.
70,000	3.80%, 03/15/2024	72,147
50,000	4.75%, 03/01/2021	53,610
	Merck & Co., Inc.
75,000	3.60%, 09/15/2042	70,529
	Novartis Capital Corp.
145,000	2.40%, 09/21/2022	143,224
	Pfizer, Inc.
140,000	3.00%, 12/15/2026	138,208
	Sanofi
20,000	4.00%, 03/29/2021	21,293
	Teva Pharmaceutical Finance IV BV
28,000	3.65%, 11/10/2021	28,360
	Teva Pharmaceutical Finance Netherlands III BV
160,000	3.15%, 10/01/2026	147,508
	Wyeth LLC
80,000	5.95%, 04/01/2037	100,676

		2,084,837

	Pipelines - 0.4%
	Energy Transfer Partners L.P.
100,000	6.50%, 02/01/2042	108,037
64,000	9.00%, 04/15/2019	72,822
	Enterprise Products Operating LLC
100,000	4.45%, 02/15/2043	94,782
40,000	4.85%, 03/15/2044	40,384
	Kinder Morgan Energy Partners L.P.
55,000	4.70%, 11/01/2042	51,243
172,000	6.38%, 03/01/2041	186,580
	ONEOK Partners L.P.
40,000	6.65%, 10/01/2036	45,376

The accompanying Notes are an integral part of these financial statements.

16

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Pipelines - 0.4% - (continued)
	Plains All American Pipeline L.P. / PAA Finance Corp.
$65,000	6.65%, 01/15/2037	$70,946
	TransCanada PipeLines Ltd.
195,000	3.75%, 10/16/2023	201,812
55,000	3.80%, 10/01/2020	57,408
	Transcontinental Gas Pipe Line Co. LLC
20,000	4.45%, 08/01/2042	18,265
	Williams Partners L.P.
125,000	4.13%, 11/15/2020	129,957
40,000	6.30%, 04/15/2040	42,696

		1,120,308

	Real Estate Investment Trusts - 0.2%
	Boston Properties L.P.
100,000	5.88%, 10/15/2019	109,045
	ERP Operating L.P.
40,000	4.50%, 07/01/2044	40,647
	Simon Property Group L.P.
220,000	5.65%, 02/01/2020	240,663
	Welltower, Inc.
40,000	3.75%, 03/15/2023	40,804
55,000	5.25%, 01/15/2022	60,588
	Weyerhaeuser Co.
40,000	7.38%, 03/15/2032	50,655

		542,402

	Retail - 0.6%
	CVS Health Corp.
340,000	4.00%, 12/05/2023	358,239
	Home Depot, Inc. (The)
160,000	2.70%, 04/01/2023	160,033
85,000	5.88%, 12/16/2036	107,386
	Lowe’s Cos., Inc.
110,000	6.65%, 09/15/2037	145,685
	McDonald’s Corp.
100,000	2.75%, 12/09/2020	101,115
84,000	3.70%, 02/15/2042	74,851
80,000	5.35%, 03/01/2018	83,370
	Target Corp.
140,000	2.30%, 06/26/2019	142,256
119,000	2.50%, 04/15/2026	113,531
	Wal-Mart Stores, Inc.
50,000	3.25%, 10/25/2020	52,110
50,000	4.25%, 04/15/2021	54,073
161,000	5.63%, 04/15/2041	200,219
	Walgreen Co.
110,000	3.10%, 09/15/2022	109,984
	Walgreens Boots Alliance, Inc.
40,000	4.80%, 11/18/2044	41,113

		1,743,965

	Semiconductors - 0.2%
	Intel Corp.
330,000	2.70%, 12/15/2022	331,488
	QUALCOMM, Inc.
85,000	3.45%, 05/20/2025	86,489
	Texas Instruments, Inc.
80,000	1.65%, 08/03/2019	79,821

		497,798

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Software - 0.3%
	Microsoft Corp.
$325,000	3.13%, 11/03/2025	$328,630
70,000	4.00%, 02/12/2055	66,205
85,000	5.20%, 06/01/2039	99,660
	Oracle Corp.
210,000	2.65%, 07/15/2026	199,334
55,000	4.13%, 05/15/2045	53,304
80,000	5.38%, 07/15/2040	92,969
	Visa, Inc.
250,000	3.15%, 12/14/2025	251,096

		1,091,198

	Telecommunications - 0.8%
	America Movil S.A.B. de C.V.
60,000	6.13%, 11/15/2037	67,901
	AT&T Mobility LLC
25,000	7.13%, 12/15/2031	31,284
	AT&T, Inc.
400,000	2.63%, 12/01/2022	383,528
142,000	4.55%, 03/09/2049	128,264
55,000	5.00%, 03/01/2021	59,153
120,000	5.15%, 03/15/2042	119,541
14,000	5.35%, 09/01/2040	14,378
	British Telecommunications plc
43,000	9.13%, 12/15/2030	65,604
	Cisco Systems, Inc.
320,000	4.45%, 01/15/2020	342,956
60,000	5.50%, 01/15/2040	73,092
	Deutsche Telekom International Finance BV
37,000	8.75%, 06/15/2030	54,394
	Orange S.A.
80,000	5.38%, 07/08/2019	86,211
25,000	5.38%, 01/13/2042	27,972
	Qwest Corp.
11,000	6.88%, 09/15/2033	10,503
	Rogers Communications, Inc.
30,000	4.50%, 03/15/2043	29,199
50,000	6.80%, 08/15/2018	53,912
	Telefonica Emisiones SAU
100,000	5.46%, 02/16/2021	109,007
	Verizon Communications, Inc.
140,000	2.63%, 02/21/2020	141,343
276,000	5.01%, 08/21/2054	274,554
350,000	5.15%, 09/15/2023	387,010
	Vodafone Group plc
95,000	5.45%, 06/10/2019	102,374
50,000	6.15%, 02/27/2037	56,069

		2,618,249

	Transportation - 0.3%
	Burlington Northern Santa Fe LLC
47,000	4.38%, 09/01/2042	48,843
45,000	4.45%, 03/15/2043	47,160
170,000	4.70%, 10/01/2019	182,824
	Canadian National Railway Co.
40,000	2.85%, 12/15/2021	40,599
	Canadian Pacific Railway Co.
60,000	4.45%, 03/15/2023	64,339
8,000	7.13%, 10/15/2031	10,841

The accompanying Notes are an integral part of these financial statements.

17

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 14.1% - (continued)
	Transportation - 0.3% - (continued)
	CSX Corp.
$85,000	3.70%, 10/30/2020	$88,299
105,000	4.25%, 06/01/2021	112,169
	FedEx Corp.
70,000	4.10%, 02/01/2045	65,544
	Norfolk Southern Corp.
70,000	4.84%, 10/01/2041	76,012
	Union Pacific Corp.
67,000	3.80%, 10/01/2051	62,542
60,000	4.00%, 02/01/2021	63,583
	United Parcel Service, Inc.
110,000	3.13%, 01/15/2021	113,689

		976,444

	Total Corporate Bonds (cost $44,153,043)	44,077,842

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
	Canada - 0.3%
	Hydro-Quebec
70,000	8.40%, 01/15/2022	87,501
	Province of British Columbia
105,000	2.65%, 09/22/2021	107,094
	Province of Manitoba
85,000	2.10%, 09/06/2022	83,513
	Province of Ontario
110,000	2.50%, 04/27/2026	106,021
285,000	4.40%, 04/14/2020	307,131
	Province of Quebec
120,000	7.50%, 09/15/2029	168,144

		859,404

	Colombia - 0.1%
	Colombia Government International Bond
240,000	8.13%, 05/21/2024	300,000

	Germany - 0.3%
	KFW
420,000	2.13%, 01/17/2023	413,900
561,000	4.00%, 01/27/2020	598,023

		1,011,923

	Hungary - 0.1%
	Hungary Government International Bond
100,000	5.38%, 03/25/2024	109,000

	Italy - 0.0%
	Italy Government International Bond
45,000	5.38%, 06/15/2033	48,170

	Mexico - 0.1%
	Mexico Government International Bond
70,000	3.63%, 03/15/2022	70,140
252,000	6.05%, 01/11/2040	272,538

		342,678

	Panama - 0.0%
	Panama Government International Bond
50,000	6.70%, 01/26/2036	60,675

	Peru - 0.0%
	Peruvian Government International Bond
75,000	5.63%, 11/18/2050	84,938

Shares or Principal Amount		Market Value(1)
FOREIGN GOVERNMENT OBLIGATIONS - 1.1% - (continued)
	Philippines - 0.1%
	Philippine Government International Bond
$120,000	4.00%, 01/15/2021	$127,630
100,000	6.38%, 10/23/2034	130,072

		257,702

	Poland - 0.1%
	Poland Government International Bond
140,000	5.00%, 03/23/2022	152,509

	South Africa - 0.0%
	South Africa Government International Bond
100,000	6.88%, 05/27/2019	107,840

	Uruguay - 0.0%
	Uruguay Government International Bond
45,000	5.10%, 06/18/2050	40,500

	Total Foreign Government Obligations (cost $3,393,272)	3,375,339

MUNICIPAL BONDS - 0.3%
	Airport Revenues - 0.0%
	County of Clark Department of Aviation
5,000	6.82%, 07/01/2045	7,047

	General Obligations - 0.1%
	California State, GO
105,000	7.60%, 11/01/2040	158,159
	Connecticut State, GO
45,000	5.85%, 03/15/2032	54,450
	Illinois State, GO
105,000	5.10%, 06/01/2033	92,801
	Massachusetts State, GO
15,000	5.46%, 12/01/2039	18,556
	Mississippi State, GO
25,000	5.25%, 11/01/2034	29,993
	New York, NY, GO
15,000	5.85%, 06/01/2040	18,828
	Texas State, GO
30,000	5.52%, 04/01/2039	37,715

		410,502

	Higher Education (Universities, Dorms, etc.) - 0.0%
	University of California Build America Bonds Rev.,
50,000	5.77%, 05/15/2043	60,641
	University of Texas System
25,000	4.79%, 08/15/2046	28,662

		89,303

	Miscellaneous - 0.0%
	New Jersey State Economic Development Authority Lease Rev.
15,000	7.43%, 02/15/2029	17,869

	Tax Allocation - 0.0%
	New York State Dormitory Authority
20,000	5.60%, 03/15/2040	24,624

	Transportation - 0.1%
	Bay Area Toll Authority
30,000	6.26%, 04/01/2049	40,836

The accompanying Notes are an integral part of these financial statements.

18

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
MUNICIPAL BONDS - 0.3% - (continued)
	Transportation - 0.1% - (continued)
	Metropolitan Transportation Authority
$20,000	5.87%, 11/15/2039	$24,409
25,000	6.55%, 11/15/2031	31,519
15,000	6.65%, 11/15/2039	19,608
	New Jersey State Turnpike Authority
45,000	7.10%, 01/01/2041	62,962
15,000	7.41%, 01/01/2040	21,663
	Port Authority of New York & New Jersey
50,000	4.93%, 10/01/2051	55,301

		256,298

	Utilities - Electric - 0.1%
	American Municipal Power Inc.
45,000	6.05%, 02/15/2043	53,346
	Municipal Electric Authority of Georgia
40,000	6.64%, 04/01/2057	49,609

		102,955

	Utilities - Water and Sewer - 0.0%
	New York City Water & Sewer System
45,000	5.88%, 06/15/2044	58,212

	Total Municipal Bonds (cost $927,580)	966,810

U.S. GOVERNMENT AGENCIES - 15.3%
	FHLB - 0.4%
1,120,000	5.00%, 11/17/2017	1,160,078
60,000	5.50%, 07/15/2036	78,704

		1,238,782

	FHLMC - 4.2%
10,000	2.41%, 03/25/2023	9,939
10,000	2.45%, 08/25/2023	9,931
75,588	2.50%, 07/01/2027	75,836
51,883	2.50%, 09/01/2027	52,053
82,390	2.50%, 10/01/2027	82,661
201,377	2.50%, 04/01/2028	201,975
235,632	2.50%, 06/01/2028	236,406
69,555	2.50%, 01/01/2029	69,830
300,000	2.50%, 12/01/2031	301,177
113,195	2.50%, 12/01/2042	107,687
10,000	2.53%, 05/25/2026	9,680
10,000	2.57%, 07/25/2026	9,709
10,000	2.65%, 09/25/2049	9,763
15,000	2.67%, 12/25/2024	14,911
10,000	2.67%, 03/25/2026	9,807
10,000	2.75%, 01/25/2026	9,874
15,000	2.79%, 01/25/2022	15,327
15,000	2.81%, 01/25/2025	15,040
10,000	3.00%, 12/25/2025	10,089
23,419	3.00%, 12/01/2025	24,068
161,439	3.00%, 11/01/2026	165,770
17,645	3.00%, 03/01/2027	18,120
59,747	3.00%, 04/01/2027	61,352
83,822	3.00%, 09/01/2027	86,079
368,477	3.00%, 10/01/2028	378,577
67,335	3.00%, 10/01/2042	67,307
165,102	3.00%, 10/01/2042	165,035
104,005	3.00%, 11/01/2042	103,963
110,004	3.00%, 12/01/2042	109,960

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.3% - (continued)
	FHLMC - 4.2% - (continued)
$48,920	3.00%, 01/01/2043	$48,900
148,250	3.00%, 01/01/2043	148,189
55,785	3.00%, 02/01/2043	55,762
230,838	3.00%, 02/01/2043	230,744
134,034	3.00%, 02/01/2043	133,758
29,004	3.00%, 05/01/2043	28,992
80,013	3.00%, 05/01/2043	79,980
796,804	3.00%, 08/01/2045	792,064
296,715	3.00%, 09/01/2046	294,939
600,000	3.00%, 12/01/2046	596,407
500,000	3.00%, 01/01/2047	497,006
10,000	3.01%, 07/25/2025	10,119
15,000	3.02%, 01/25/2025	15,243
15,000	3.06%, 12/25/2024	15,311
10,000	3.12%, 09/25/2026(4)	10,150
10,000	3.15%, 11/25/2025	10,212
10,000	3.30%, 10/25/2026	10,290
15,000	3.33%, 05/25/2025(4)	15,548
15,000	3.33%, 08/25/2025(4)	15,541
64,470	3.50%, 04/01/2026	67,567
62,270	3.50%, 08/01/2026	65,060
209,620	3.50%, 10/01/2026	219,014
85,293	3.50%, 10/01/2026	89,121
286,921	3.50%, 07/01/2029	300,181
24,603	3.50%, 10/01/2040	25,342
33,874	3.50%, 10/01/2041	34,883
121,698	3.50%, 11/01/2041	125,319
75,143	3.50%, 02/01/2042	77,412
26,589	3.50%, 03/01/2042	27,387
72,063	3.50%, 04/01/2042	74,235
74,846	3.50%, 04/01/2042	77,097
126,058	3.50%, 09/01/2042	129,777
64,179	3.50%, 09/01/2042	66,099
189,825	3.50%, 11/01/2042	195,556
81,659	3.50%, 01/01/2043	83,776
188,102	3.50%, 12/01/2043	193,475
469,892	3.50%, 09/01/2044	482,938
1,325,626	3.50%, 08/01/2046	1,358,684
680,000	3.75%, 03/27/2019	716,341
21,434	4.00%, 06/01/2024	22,079
54,137	4.00%, 07/01/2026	56,522
52,671	4.00%, 10/01/2040	55,341
95,415	4.00%, 10/01/2040	100,463
66,328	4.00%, 10/01/2040	70,017
11,675	4.00%, 12/01/2040	12,295
60,765	4.00%, 12/01/2040	64,143
15,784	4.00%, 02/01/2041	16,620
101,298	4.00%, 02/01/2041	106,937
15,744	4.00%, 04/01/2041	16,618
94,562	4.00%, 01/01/2042	99,487
167,687	4.00%, 02/01/2042	177,086
273,320	4.00%, 11/01/2043	287,928
280,646	4.00%, 05/01/2044	294,854
169,785	4.00%, 07/01/2044	178,365
2,826	4.50%, 05/01/2018	2,900
14,290	4.50%, 11/01/2024	15,032
43,251	4.50%, 09/01/2031	46,588
130,061	4.50%, 10/01/2039	140,320
21,847	4.50%, 05/01/2040	23,510
62,793	4.50%, 10/01/2040	67,752

The accompanying Notes are an integral part of these financial statements.

19

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.3% - (continued)
	FHLMC - 4.2% - (continued)
$108,011	4.50%, 06/01/2041	$116,560
128,893	4.50%, 09/01/2041	138,875
46,754	5.00%, 05/01/2023	49,912
68,693	5.00%, 03/01/2027	74,840
54,729	5.00%, 11/01/2033	60,219
26,324	5.00%, 02/01/2038	28,645
6,142	5.00%, 04/01/2039	6,688
445,726	5.00%, 08/01/2041	493,235
61,753	5.00%, 08/01/2041	67,275
196,249	5.50%, 05/01/2036	219,847
14,750	5.50%, 05/01/2038	16,457
42,065	5.50%, 05/01/2038	46,922
47,121	5.50%, 08/01/2038	52,502
25,457	6.00%, 06/01/2036	29,107
24,386	6.00%, 04/01/2037	27,733
16,325	6.00%, 10/01/2037	18,492
150,000	6.25%, 07/15/2032	206,421

		13,358,932

	FNMA - 6.6%
900,000	1.75%, 06/20/2019	909,437
5,000	2.29%, 06/25/2026	4,722
10,000	2.37%, 07/25/2026(4)	9,487
10,000	2.45%, 09/25/2026(4)	9,560
5,000	2.49%, 05/25/2026	4,810
174,677	2.50%, 03/01/2027	175,206
81,121	2.50%, 07/01/2027	81,369
182,940	2.50%, 12/01/2027	183,501
101,690	2.50%, 02/01/2028	102,002
280,666	2.50%, 04/01/2028	281,613
264,242	2.50%, 07/01/2028	265,052
132,607	2.50%, 01/01/2043	126,838
15,000	2.53%, 09/25/2024	14,689
10,000	2.58%, 03/25/2026	9,706
15,000	2.59%, 12/25/2024	14,718
10,000	2.70%, 02/25/2026	9,817
10,000	2.71%, 06/25/2025(4)	9,877
10,000	2.72%, 10/25/2024	9,911
10,000	2.90%, 01/25/2025(4)	10,012
10,000	2.94%, 01/25/2026(4)	10,009
43,951	3.00%, 12/01/2025	45,192
46,868	3.00%, 12/01/2026	48,165
79,539	3.00%, 03/01/2027	81,720
98,637	3.00%, 04/01/2027	101,447
265,726	3.00%, 07/01/2027	273,310
58,575	3.00%, 08/01/2027	60,192
186,038	3.00%, 02/01/2030	191,075
38,682	3.00%, 04/01/2042	38,663
39,723	3.00%, 09/01/2042	39,587
80,421	3.00%, 11/01/2042	80,398
129,370	3.00%, 11/01/2042	129,333
176,278	3.00%, 12/01/2042	176,228
208,924	3.00%, 01/01/2043	208,864
115,531	3.00%, 02/01/2043	115,498
285,097	3.00%, 02/01/2043	285,016
162,761	3.00%, 04/01/2043	162,715
355,583	3.00%, 04/01/2043	355,482
98,732	3.00%, 04/01/2043	98,704
68,172	3.00%, 07/01/2043	68,153
119,573	3.00%, 10/01/2043	119,539
203,417	3.00%, 11/01/2043	202,301

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.3% - (continued)
	FNMA - 6.6% - (continued)
$952,412	3.00%, 03/01/2046	$947,188
559,367	3.00%, 10/01/2046	556,433
1,096,373	3.00%, 11/01/2046	1,090,358
115,796	3.00%, 11/01/2046	115,161
420,026	3.00%, 12/01/2046	417,722
400,000	3.00%, 01/01/2047	397,806
9,180	3.50%, 09/01/2025	9,567
94,496	3.50%, 10/01/2028	99,011
169,996	3.50%, 07/01/2029	177,204
257,096	3.50%, 01/01/2041	265,140
51,831	3.50%, 02/01/2041	53,449
53,000	3.50%, 04/01/2041	54,363
72,835	3.50%, 11/01/2041	75,127
86,681	3.50%, 01/01/2042	89,386
35,208	3.50%, 03/01/2042	36,302
82,614	3.50%, 05/01/2042	85,191
106,563	3.50%, 06/01/2042	109,853
98,489	3.50%, 07/01/2042	101,560
259,340	3.50%, 07/01/2042	267,414
69,517	3.50%, 08/01/2042	71,694
92,991	3.50%, 08/01/2042	95,851
80,932	3.50%, 08/01/2042	83,439
350,462	3.50%, 09/01/2042	361,396
50,349	3.50%, 09/01/2042	51,911
102,492	3.50%, 09/01/2042	105,668
71,585	3.50%, 01/01/2043	73,793
222,244	3.50%, 05/01/2043	229,100
102,009	3.50%, 08/01/2043	105,156
106,447	3.50%, 08/01/2043	109,731
151,841	3.50%, 08/01/2043	156,511
90,070	3.50%, 08/01/2044	92,442
35,121	3.50%, 10/01/2044	36,078
86,922	3.50%, 01/01/2045	89,147
129,667	3.50%, 02/01/2045	132,987
699,773	3.50%, 11/01/2045	718,572
647,840	3.50%, 07/01/2046	664,622
200,000	3.50%, 01/01/2047	204,984
152,287	4.00%, 05/01/2020	156,831
32,538	4.00%, 04/01/2025	34,360
45,100	4.00%, 09/01/2025	47,625
62,635	4.00%, 08/01/2026	64,965
111,898	4.00%, 08/01/2040	117,654
21,776	4.00%, 08/01/2040	22,937
166,484	4.00%, 09/01/2040	175,698
8,883	4.00%, 10/01/2040	9,373
388,530	4.00%, 12/01/2040	410,107
141,071	4.00%, 02/01/2041	148,917
36,658	4.00%, 04/01/2041	38,547
20,102	4.00%, 07/01/2041	21,239
50,315	4.00%, 09/01/2041	53,137
403,774	4.00%, 12/01/2041	426,754
143,315	4.00%, 01/01/2042	151,293
520,031	4.00%, 11/01/2043	549,579
32,114	4.00%, 01/01/2044	33,776
275,426	4.00%, 01/01/2044	291,097
29,546	4.00%, 05/01/2044	31,057
177,711	4.00%, 12/01/2044	186,901
22,964	4.50%, 05/01/2025	24,409
60,051	4.50%, 04/01/2026	63,311
11,115	4.50%, 04/01/2029	11,954
89,333	4.50%, 06/01/2030	96,184

The accompanying Notes are an integral part of these financial statements.

20

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.3% - (continued)
	FNMA - 6.6% - (continued)
$16,900	4.50%, 08/01/2038	$18,194
68,547	4.50%, 01/01/2039	73,726
38,657	4.50%, 02/01/2039	41,646
112,266	4.50%, 04/01/2039	120,775
32,393	4.50%, 11/01/2039	34,840
63,592	4.50%, 02/01/2040	68,627
125,927	4.50%, 09/01/2040	135,695
127,092	4.50%, 10/01/2040	136,951
78,859	4.50%, 04/01/2041	84,856
23,068	4.50%, 04/01/2041	24,860
113,117	4.50%, 04/01/2041	122,134
117,562	4.50%, 07/01/2041	126,986
198,942	4.50%, 01/01/2044	213,972
62,093	5.00%, 02/01/2022	63,624
35,714	5.00%, 05/01/2028	38,884
227,546	5.00%, 05/01/2035	248,850
189,523	5.00%, 08/01/2035	206,416
87,973	5.00%, 03/01/2037	95,781
1,622	5.00%, 05/01/2037	1,766
35,233	5.00%, 02/01/2039	38,361
59,436	5.00%, 04/01/2039	64,718
30,418	5.00%, 01/01/2040	33,183
337,713	5.00%, 01/01/2041	369,433
266,920	5.50%, 10/01/2035	297,557
29,930	5.50%, 05/01/2037	33,240
8,910	5.50%, 01/01/2038	9,938
15,833	5.50%, 02/01/2038	17,584
116,064	5.50%, 02/01/2038	130,034
55,511	5.50%, 06/01/2038	61,953
22,550	5.50%, 07/01/2038	25,174
21,398	5.50%, 08/01/2038	23,802
61,491	5.50%, 09/01/2038	68,578
20,575	5.50%, 05/01/2040	22,977
130,000	5.63%, 07/15/2037	173,370
38,934	6.00%, 04/01/2036	44,122
57,541	6.00%, 07/01/2037	65,149
77,145	6.00%, 07/01/2037	87,277
34,351	6.50%, 06/01/2039	38,882
53,000	6.63%, 11/15/2030	73,728

		20,160,583

	GNMA - 4.0%
25,537	2.50%, 10/15/2027	25,855
74,482	2.50%, 01/15/2043	72,353
51,349	3.00%, 04/15/2027	53,028
105,424	3.00%, 03/20/2028	108,876
44,287	3.00%, 06/20/2042	45,030
190,338	3.00%, 08/20/2042	193,535
193,974	3.00%, 09/20/2042	197,231
113,459	3.00%, 11/15/2042	115,147
147,401	3.00%, 12/20/2042	149,876
109,883	3.00%, 05/15/2043	111,510
243,932	3.00%, 06/20/2043	248,029
225,137	3.00%, 07/20/2043	228,918
249,755	3.00%, 10/20/2045	253,244
692,153	3.00%, 09/20/2046	701,821
498,897	3.00%, 11/20/2046	505,866
1,000,000	3.00%, 12/20/2046	1,013,968
9,375	3.50%, 09/15/2025	9,847
33,406	3.50%, 09/20/2040	34,763
40,006	3.50%, 12/15/2040	41,642
15,536	3.50%, 02/15/2041	16,176

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.3% - (continued)
	GNMA - 4.0% - (continued)
$14,805	3.50%, 12/20/2041	$15,447
79,364	3.50%, 01/20/2042	82,830
33,701	3.50%, 02/20/2042	35,182
22,703	3.50%, 03/15/2042	23,684
146,185	3.50%, 04/20/2042	152,610
180,228	3.50%, 05/20/2042	188,149
14,097	3.50%, 06/15/2042	14,671
64,386	3.50%, 06/15/2042	67,000
101,742	3.50%, 06/20/2042	106,307
121,249	3.50%, 08/20/2042	126,623
156,009	3.50%, 04/20/2043	162,867
191,216	3.50%, 07/20/2043	199,691
109,300	3.50%, 08/15/2043	114,056
316,487	3.50%, 09/20/2043	330,483
960,695	3.50%, 04/20/2045	999,675
1,295,970	3.50%, 11/20/2046	1,348,883
700,000	3.50%, 01/01/2047	727,658
16,770	4.00%, 08/15/2026	17,313
246,056	4.00%, 08/15/2039	261,265
32,962	4.00%, 07/20/2040	35,156
20,213	4.00%, 08/15/2040	21,536
20,889	4.00%, 10/20/2040	22,405
123,264	4.00%, 12/15/2040	131,087
39,719	4.00%, 06/15/2041	42,192
30,271	4.00%, 09/15/2041	32,156
15,074	4.00%, 12/20/2041	16,059
30,554	4.00%, 01/20/2042	32,545
18,817	4.00%, 03/20/2042	20,041
71,240	4.00%, 05/20/2042	75,954
53,945	4.00%, 06/15/2042	57,477
283,089	4.00%, 06/20/2044	300,889
229,989	4.00%, 09/20/2044	244,450
257,373	4.00%, 11/20/2044	273,556
491,703	4.00%, 11/20/2045	522,621
75,769	4.50%, 05/15/2039	82,821
224,457	4.50%, 09/15/2039	248,386
26,798	4.50%, 04/15/2040	28,994
7,515	4.50%, 05/20/2040	8,096
10,639	4.50%, 06/15/2040	11,509
57,132	4.50%, 06/20/2040	61,576
160,745	4.50%, 09/20/2040	173,311
109,231	4.50%, 10/15/2040	118,400
34,027	4.50%, 10/20/2040	36,824
73,985	4.50%, 03/20/2041	79,739
15,807	4.50%, 04/15/2041	17,151
47,854	4.50%, 06/20/2041	51,549
103,822	5.00%, 11/20/2035	114,507
49,594	5.00%, 09/15/2039	54,570
80,085	5.00%, 02/15/2040	88,618
119,332	5.00%, 09/20/2040	131,371
74,566	5.00%, 02/20/2041	82,054
63,085	5.00%, 03/20/2041	69,792
67,060	5.00%, 08/20/2041	73,786
18,503	5.00%, 12/20/2041	20,599
18,328	5.50%, 05/20/2038	20,299
45,766	5.50%, 07/15/2038	51,156
9,434	5.50%, 07/15/2039	10,531
38,867	5.50%, 08/20/2041	43,016
78,575	6.00%, 02/15/2036	89,075
22,240	6.00%, 08/20/2041	24,964

		12,721,927

The accompanying Notes are an integral part of these financial statements.

21

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 15.3% - (continued)
	Tennessee Valley Authority - 0.1%
$213,000	6.75%, 11/01/2025	$278,848

	Total U.S. Government Agencies (cost $47,929,970)	47,759,072

U.S. GOVERNMENT SECURITIES - 18.8%
	U.S. Treasury Securities - 18.8%
	U.S. Treasury Bonds - 2.4%
1,410,000	2.50%, 02/15/2045	1,255,946
2,900,000	2.50%, 02/15/2046	2,576,923
1,576,000	3.13%, 11/15/2041	1,599,456
2,180,000	3.13%, 02/15/2043	2,208,868

		7,641,193

	U.S. Treasury Notes - 16.4%
5,730,000	0.63%, 04/30/2018	5,702,020
4,700,000	1.00%, 11/30/2018	4,684,946
3,300,000	1.13%, 02/28/2021	3,210,926
6,900,000	1.25%, 11/30/2018	6,909,970
1,000,000	1.38%, 03/31/2020	994,766
5,420,000	1.63%, 06/30/2019	5,460,439
3,900,000	1.63%, 05/15/2026	3,636,750
7,938,000	1.75%, 05/15/2022	7,821,407
2,750,000	2.00%, 02/15/2025	2,676,523
2,500,000	2.00%, 11/15/2026	2,405,370
315,000	2.13%, 05/15/2025	308,798
1,210,000	2.75%, 11/15/2023	1,249,892
3,525,000	2.75%, 02/15/2024	3,640,662
2,215,000	3.13%, 05/15/2021	2,334,143

		51,036,612

	Total U.S. Government Securities (cost $59,761,970)	58,677,805

	Total Long-Term investments - Excluding Purchased Options (cost $227,154,862)	244,502,843

Shares or Principal Amount			Market Value(1)
SHORT-TERM INVESTMENTS - 10.0%
	Repurchase Agreements - 1.1%
	RBC Capital Markets LLC TriParty Repurchase Agreement (dated 12/30/2016, repurchase price $3,296,176, collateralized by FNMA 4.00%, 2046, GNMA 3.00% - 4.50%, 2043 - 2046, value of $ 3,353,916)
$3,296,000	0.48%, 01/03/2017		$3,296,000

	U.S. Government Agencies - 8.9%
	FHLB
10,000,000	0.52%, 04/24/2017(6)		9,983,040
	FHLMC
10,000,000	0.51%, 03/10/2017(6)		9,990,470
	FNMA
8,000,000	0.46%, 02/15/2017(6)		7,995,224

			27,968,734

	Total Short-Term investments (cost $31,265,890)		31,264,734

	Total Investments Excluding Purchased Options (cost $258,420,752)	88.2%	$275,767,577

	Total Purchased Options (cost $39,981,719)	10.1%	31,623,046

	Total Investments (cost $298,402,471)(7)	98.3%	$307,390,623
	Other Assets and Liabilities	1.7%	5,158,968

	Total Net Assets	100.0%	$312,549,591

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard (GICS®), which was developed by and is the exclusive property and service mark of MSCI, Inc. and S&P.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

The accompanying Notes are an integral part of these financial statements.

22

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2016

(3)	Affiliated company as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. A summary of transactions for the year ended December 31, 2016 is as follows:

Company	Beginning Value At January 1, 2016	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Unrealized Gain (Loss)	Ending Value At December 31, 2016	Dividend Income
Hartford Financial Services Group, Inc. (The)	$81,748	$9,467	$(17,386)	$1,198	$6,073	$81,100	$1,472

(4)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2016.

(5)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2016, the aggregate value of these securities was $319,932, which represents 0.1% of total net assets.

(6)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(7)	At December 31, 2016, the cost of securities for federal income tax purposes was $299,044,469, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,563,693
Unrealized Depreciation	(12,217,539)

Net Unrealized Appreciation	$8,346,154

Futures Contracts Outstanding at December 31, 2016

Description	Number of Contracts	Expiration Date	Aggregate Cost	Notional Value	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 (E-Mini)	(566)	03/17/2017	(63,148,582)	$(63,284,460)	$(135,878)

        Cash of $3,700,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at December 31, 2016.

OTC Option Contracts Outstanding at December 31, 2016

Description	Counterparty	Risk Exposure Category	Exercise Price	Expiration Date	Number of Contracts	Market Value	Premiums Received/Paid by Fund(1)	Unrealized Appreciation Depreciation
Purchased option contracts:
Put option contracts
S&P 500 Index Option	BCLY	EQ	2,098	11/02/21	31,706	$10,541,126	$13,320,087	$(2,778,961)
S&P 500 Index Option	CSI	EQ	2,098	11/02/21	31,705	10,540,794	13,290,419	(2,749,625)
S&P 500 Index Option	JPM	EQ	2,098	11/02/21	31,706	10,541,126	13,371,213	(2,830,087)

Total put option contracts					95,117	$31,623,046	$39,981,719	$(8,358,673)

Total purchased option contracts					95,117	$31,623,046	$39,981,719	$(8,358,673)

(1)	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The brokers deposited securities valued at $20,669,422 and cash of $10,000,000 with the custodian to serve as collateral for the options purchased by the Fund. The collateral is maintained in a segregated account at the custodian on behalf of the Fund. Since the brokers retain legal title to the securities, the securities are not considered assets of the Fund and are not included in the Statement of Assets and Liabilities.

The accompanying Notes are an integral part of these financial statements.

23

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (concluded)

December 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Other Abbreviations:
EQ	Equity
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REIT	Real Estate Investment Trust

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation

Counterparty Abbreviations:
BCLY	Barclays Bank PLC
CSI	Credit Suisse International
JPM	JP Morgan Chase N.A.
RBC	RBC Dominion Securities

Investment Valuation Hierarchy Level Summary at December 31, 2016

Description	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets:
Common Stocks(2)	$86,792,695	$86,792,695	$—	$—
Exchange-Traded Funds	1,292,632	1,292,632	—	—
Asset & Commercial Mortgage Backed Securities	1,560,648	—	1,560,648	—
Corporate Bonds	44,077,842	—	44,077,842	—
Foreign Government Obligations	3,375,339	—	3,249,901	125,438
Municipal Bonds	966,810	—	966,810	—
U.S. Government Agencies	47,759,072	—	47,759,072	—
U.S. Government Securities	58,677,805	2,405,370	56,272,435	—
Short-Term Investments	31,264,734	—	31,264,734	—
Put Options Purchased	31,623,046	—	31,623,046

Total	$307,390,623	$90,490,697	$216,774,488	$125,438

Liabilities:
Futures(3)	(135,878)	(135,878)	—	—

Total	$(135,878)	$(135,878)	$—	$—

(1)	For the year ended December 31, 2016, there were no transfers between any levels.

(2)	Refer to the Schedule of Investments for further industry breakout.

(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Level 3 investments held by the Fund at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2016 is not presented.

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

The accompanying Notes are an integral part of these financial statements.

24

HIMCO VIT Portfolio Diversifier Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in unaffiliated securities, at market value (cost $298,332,246)	$307,309,523
Investments in affiliated securities, at market value (cost $70,225)	81,100
Cash(1)	6,624,959
Receivables:
Investment securities sold	2,518,982
Dividends and interest	1,095,694
Variation margin on futures contracts	252,160
Other assets	12,974

Total assets	317,895,392

Liabilities:
Payables:
Investment securities purchased	4,900,538
Fund shares redeemed	103,721
Investment management fees	136,513
Distribution fees	65,156
Trustees fees	254
Accrued expenses	139,619

Total liabilities	5,345,801

Net assets	$312,549,591

Summary of Net Assets:
Capital stock and paid-in-capital	$413,791,773
Undistributed net investment income	2,927,233
Accumulated net realized loss	(113,021,689)
Unrealized appreciation of investments	8,852,274

Net assets	$312,549,591

Class IB: Net asset value per share	$7.34

Shares Outstanding	42,607,310

Net Assets	$312,549,591

(1)	Cash of $3,700,000 was pledged as initial margin deposit and collateral for the daily variation margin on open futures contracts at December 31, 2016.

The accompanying Notes are an integral part of these financial statements.

25

HIMCO VIT Portfolio Diversifier Fund

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from unaffiliated securities	$1,794,699
Dividends from affiliated securities	1,472
Interest	3,488,035
Other Income	3,925

Total investment income, net	5,288,131

Expenses:
Investment management fees	1,940,856
Transfer agent fees	4,992
Distribution fees - Class IB	808,690
Custodian fees	31,665
Accounting service fees	209,617
Trustees fees	53,087
Audit fees	25,018
Printing fees	25,488
Legal fees	22,647
Insurance fees	22,858
Other expenses	8,743

Total expenses (before waivers)	3,153,661

Total waivers	(402,750)

Total expenses, net	2,750,911

Net Investment Income	2,537,220

Net Realized Gain (Loss) on Investments and Other Financial Instruments:
Net realized gain on investments in unaffiliated securities	5,356,335
Net realized gain on investments in affiliated securities	1,198
Net realized loss on purchased options	(20,461,748)
Net realized gain on written options	11,900,300
Net realized loss on futures	(15,528,457)

Net Realized Loss on Investments and Other Financial Instruments	(18,732,372)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	2,199,180
Net unrealized appreciation of purchased options	11,952,936
Net unrealized depreciation of futures contracts	(39,681)
Net unrealized depreciation of written options	(11,874,064)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	2,238,371

Net Realized and Unrealized Loss on Investments and Other Financial Instruments	(16,494,001)

Net Decrease in Net Assets Resulting from Operations	$(13,956,781)

The accompanying Notes are an integral part of these financial statements.

26

HIMCO VIT Portfolio Diversifier Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$2,537,220	$2,698,766
Net realized gain (loss) on investments and other financial instruments	(18,732,372)	600,506
Net unrealized appreciation (depreciation) of investments and other financial instruments	2,238,371	(10,051,848)

Net Decrease in Net Assets Resulting from Operations	(13,956,781)	(6,752,576)

Distributions to Shareholders:
From net investment income
Class IB	—	(3,190,703)

Total distributions	—	(3,190,703)

Capital Share Transactions:
Class IB
Sold	54,100,898	41,697,059
Issued on reinvestment of distributions	—	3,190,703
Redeemed	(72,733,609)	(106,812,104)

Total capital share transactions	(18,632,711)	(61,924,342)

Net decrease from capital share transactions	(18,632,711)	(61,924,342)

Net Decrease in Net Assets	(32,589,492)	(71,867,621)

Net Assets:
Beginning of period	345,139,083	417,006,704

End of period	$312,549,591	$345,139,083

Undistributed net investment income	$2,927,233	$19,540

Shares:
Class IB
Sold	7,156,098	5,324,737
Issued on reinvestment of distributions	—	414,916
Redeemed	(9,439,893)	(13,539,983)

Total share activity	(2,283,795)	(7,800,330)

The accompanying Notes are an integral part of these financial statements.

27

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements

December 31, 2016

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Portfolio Diversifier Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and Forethought Life Insurance Company (“Forethought”). The Fund’s shares are available only to separate accounts of Hartford Life and its affiliates and Forethought who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Portfolio Diversifier HLS Fund”). The reorganization of the Hartford Portfolio Diversifier HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Portfolio Diversifier HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a distribution plan (the “Distribution Plan”) approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV per share is determined for the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund will treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV as of 4:00 p.m. Eastern Time. The NAV for each share is determined by dividing the value of the Fund’s net assets by the number of shares outstanding. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the schedule close of the Exchange. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary

28

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), and non-exchange traded derivatives held by the Fund are valued in accordance with procedures established by the Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money, within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments in registered open-end investment companies are valued at the respective NAV of each such investment on the Valuation Date. Such open-end funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board of Trustees.

U.S. GAAP defines fair value as the price that the fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. The determination of which category within the fair value hierarchy is appropriate for any given instrument is based on the lowest level of input that is significant to the fair value measurement. These levels are:

•	Level 1 – Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, investment companies, exchange traded funds, rights and warrants.

29

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

•	Level 2 – Observable inputs other than Level 1 prices, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities or other market corroborated inputs. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The procedures adopted by the Board of Trustees define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees, and other personnel of the investment manager subject to prior approval by the Board of Trustees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments to the extent any are fair-valued, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

30

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

Dividend income from domestic securities is recorded on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and to make distributions of realized gains, if any, at least once per year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements and Reverse Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the Fund, at a mutually agreed upon time and price. A reverse repurchase agreement is an agreement by which the Fund agrees to sell an investment and agrees to repurchase the investment sold from the buyer, the counterparty, at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk—that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2016.

b)

Illiquid and Restricted Investments – The Fund is permitted to invest in illiquid investments in an amount up to 15% of its net assets. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in determination of the Fund’s NAV. The Fund may not be able to sell illiquid investments when the investment manager considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of

31

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such investments, and investments in them may have an adverse impact on the Fund’s NAV. The Fund may invest in certain restricted investments. Restricted investments may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. The Fund may also purchase investments that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Board of Trustees. The Fund did not hold illiquid and/or restricted investments as of December 31, 2016.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. When-issued and delayed delivery investments and forward commitments involve the risk that the investment the Fund buys will lose value prior to its delivery. There are also risks that the investment will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the investment and any gain in the investment’s price. The Fund did not hold when-issued or delayed-delivery investments as of December 31, 2016.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative instruments during the year are disclosed in the Statement of Operations.

a)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the

32

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2016.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the OTC market (“OTC options”) or executed in a registered exchange (“exchange traded options). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options as of December 31, 2016. The Fund did not hold written options contracts as of December 31, 2016. Transactions involving written options contracts during the year ended December 31, 2016, are summarized below:

Options Contract Activity During the Year Ended December 31, 2016
Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	97,255	$11,900,300
Written	—	—
Expired	(97,255)	(11,900,300)
Closed	—	—
Exercised	—	—

End of period	—	$—

33

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in unaffiliated securities, at market value (purchased options)	$—	$—	$—	$31,623,046	$—	$—	$31,623,046

Total	$—	$—	$—	$31,623,046	$—	$—	$31,623,046

Liabilities:
Unrealized depreciation on futures(1)	$—	$—	$—	$135,878	$—	$—	$135,878

Total	$—	$—	$—	$135,878	$—	$—	$135,878

(1)	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2016.

The Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$—	$—	$—	$(20,461,748)	$—	$—	$(20,461,748)
Net realized loss on futures	—	—	—	(15,528,457)	—	—	(15,528,457)
Net realized gain on written options	—	—	—	11,900,300	—	—	11,900,300

Total	$—	$—	$—	$(24,089,905)	$—	$—	$(24,089,905)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$—	$—	$—	$11,952,936	$—	$—	$11,952,936
Net change in unrealized depreciation of futures	—	—	—	(39,681)	—	—	(39,681)
Net change in unrealized appreciation of written options	—	—	—	(11,874,064)	—	—	(11,874,064)

Total	$—	$—	$—	$39,191	$—	$—	$39,191

c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

34

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

The following tables present the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of December 31, 2016:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$135,878
Purchased options	31,623,046	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	31,623,046	135,878

Derivatives not subject to a MNA	—	135,878

Total gross amount of derivative assets and liabilities subject to MNA or similar agreements	$31,623,046	$—

	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Counterparty
Barclays Bank PLC	$10,541,126	$—	$(10,541,126)	$—	$—
Credit Suisse International	10,540,794	—	—	(10,000,000)	540,794
JP Morgan Chase, N.A.	10,541,126	—	(10,107,496)	—	433,630

Total subject to a master netting or similar arrangement	$31,623,046	$—	$(20,648,622)	$(10,000,000)	$974,424

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

35

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, paydown gain/loss, adjustments related to certain corporate actions, REITS, RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Ordinary Income	$—	$3,190,703

As of December 31, 2016, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,927,233
Undistributed Long-Term Capital Gain	—
Accumulated Capital and Other Losses	(91,489,524)
Unrealized Appreciation (Depreciation)(1)	(12,679,891)

Total Accumulated Earnings (Deficit)	$(101,242,182)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, adjustments related to REITs, RICs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as paydown gain/loss and certain distributions from REITs after gain/loss. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2016, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(6,601)
Undistributed Net Investment Income	370,473
Accumulated Net Realized Loss	(363,872)

36

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

e)	Capital Loss Carryforward – Under U.S. tax law, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2016 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$20,086,492
Long-Term Capital Loss Carryforward	71,403,032

Total	$91,489,524

f)	Accounting for Uncertainty in Income Taxes – In accordance with U.S. GAAP, the Fund analyzes all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2016. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management”) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation as a percentage of the Fund’s average daily net assets paid to the investment manager for investment management services rendered as of December 31, 2016; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of average daily

37

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2016

net assets. This contractual arrangement will remain in effect until April 30, 2017 and shall renew automatically for one-year terms, unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the compensation of the Fund’s CCO, from January 1, 2016 through August 3, 2016, was allocated to each operational investment company in the Trust and is included in the Trustee fees. The Board of Trustees appointed a new CCO effective August 4, 2016 and Hartford Investment Management paid the new CCO’s compensation for the remainder of the Fund’s fiscal year. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) was as follows:

	Excluding Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$76,088,548	$86,047,180	$162,135,728
Sales Proceeds	35,241,094	79,878,143	115,119,237

9.	Recent Accounting Pronouncements:

In October 2016, the SEC adopted amendments to rules under the 1940 Act (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require investment companies to provide standardized, enhanced derivatives disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

38

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (concluded)

December 31, 2016

10.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under The Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments to, or disclosures in, the Financial Statements were necessary as of December 31, 2016.

39

HIMCO VIT Portfolio Diversifier Fund

Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Portfolio Diversifier Fund
For the Year Ended December 31, 2016
IB	$7.69	$0.06	$(0.41)	$(0.35)	$—	$—	$7.34	(4.55)%	$312,550	0.97%	0.85%	0.78%

For the Year Ended December 31, 2015
IB	$7.91	$0.06	$(0.21)	$(0.15)	$(0.07)	$(0.07)	$7.69	(1.89)%	$345,139	1.02%	0.85%	0.71%

For the Year Ended December 31, 2014
IB	$8.13	$0.05	$(0.21)	$(0.16)	$(0.06)	$(0.06)	$7.91	(2.03)%	$417,007	0.90%	0.85%	0.59%

For the Year Ended December 31, 2013(4)
IB	$9.38	$0.03	$(1.25)	$(1.22)	$(0.03)	$(0.03)	$8.13	(12.96)%	$443,121	0.89%	0.85%	0.29%

For the Year Ended December 31, 2012(4)(5)
IB	$10.18	$0.02	$(0.79)	$(0.77)	$(0.03)	$(0.03)	$9.38	(7.58)%	$295,762	0.91%	0.85%	0.27%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Fund’s auditor.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate
For the Year Ended December 31, 2016	52%
For the Year Ended December 31, 2015	34
For the Year Ended December 31, 2014	33
For the Year Ended December 31, 2013(1)	31
For the Year Ended December 31, 2012(1)	61

(1)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Fund’s auditor.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and Shareholders of

HIMCO VIT Portfolio Diversifier Fund:

We have audited the accompanying statement of assets and liabilities of HIMCO VIT Portfolio Diversifier Fund (the “Fund”), a series of the HIMCO Variable Insurance Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013 and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated February 17, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT Portfolio Diversifier Fund, a series of the HIMCO Variable Insurance Trust, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2017

41

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Board of Trustees (i) provides broad supervision over the affairs of the Trust and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management, Claren Road Asset Management, and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	24	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	24	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC, and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	24	None.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

42

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers (Unaudited) – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson currently serves as President of Hartford Investment Management and President of Hartford Life. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	24	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	24	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

CHRISTOPHER CONNER† (1970) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2016	Mr. Conner currently serves as Chief Compliance Officer of Hartford Life separate accounts and various Hartford entity broker-dealers. Prior to 2009, he served as Chief Compliance Officer and Counsel for Hartford Life Distributors, LLC.	N/A	N/A

43

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers (Unaudited) – (concluded)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015	Mr. Fay currently serves as an Executive Vice President and Head of Business Operations of Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Fay served as Senior Vice President of Operations and Administration at The Hartford Bank. Before that Mr. Fay was a Senior Vice President and Chief Trust Officer for Guardian Life Insurance Company.	N/A	N/A

BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group and Chief Compliance Officer of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.
†	Mr. Conner was appointed Chief Compliance Officer of the Trust effective August 4, 2016.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. Additionally, a complete list of holdings is available on the Fund’s website at www.HVITFunds.com.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

HIMCO VIT Portfolio Diversifier Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2016 through December 31, 2016.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16(1)	Net Annualized Expense Ratio(2)
Actual
Class IB	$1,000	$957.00	$4.18	0.85%
Hypothetical
Class IB	$1,000	$1,020.86	$4.32	0.85%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.
(2)	Net annualized expense ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Fees and Expenses of the accompanying Notes to Financial Statements.

45

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not parties to the agreement or “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At an in-person meeting held on November 9-10, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement between Hartford Investment Management Company (“HIMCO” or the “Investment Manager”) and the Trust (the “Agreement”), on behalf of HIMCO VIT Portfolio Diversifier Fund (the “Fund”).

In connection with the renewal process and in advance of the Meeting, HIMCO provided information, including written responses and other supporting materials, to the Board in response to a request for information made on behalf of the Independent Trustees to facilitate the Board’s evaluation of the terms of the Agreement. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Meeting. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, shareholder services and the other services provided to the Fund by the Investment Manager and its affiliates. The Board also considered the in-person presentations by Fund officers and representatives of HIMCO concerning the Agreement.

Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. The Independent Trustees were also furnished with advice from their independent legal counsel, including advice regarding the legal standards applicable to their evaluation of the terms of the Agreement. Throughout the evaluation process, the Board was also assisted by counsel for the Fund. The Independent Trustees met in executive session with their independent counsel, outside the presence of the interested Trustee, Fund officers and representatives of HIMCO, to discuss the Agreement and the services provided by the Investment Manager and its affiliates. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Investment Manager

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Manager. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Investment Manager, including, among other things, managing the Fund’s assets, assuring compliance with the Fund’s investment objective and limitations and coordinating and overseeing the services of the Fund’s service providers. The Board further considered the Investment Manager’s qualifications, experience and personnel. In this regard, they considered personnel changes at HIMCO since the Board’s initial approval of the investment management agreement, as well as expected changes to the team for the upcoming year. Moreover, the Board considered HIMCO’s oversight of potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by the Fund’s portfolio management personnel.

The Board also requested and evaluated information concerning the Investment Manager’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about the Investment Manager’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer about the Investment Manager’s compliance with applicable laws and regulations. In addition, the Board noted that it had previously approved a compliance policy and procedures specific to the Fund to provide safeguards and controls designed to assure that the Fund is operated in accordance with its stated objectives and strategies, and not in a manner intended to inappropriately benefit the Investment Manager’s affiliates to the detriment of the Fund and its shareholders. The Board also noted the Investment Manager’s support of

46

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

the Fund’s compliance control structure, particularly the resources devoted by the Investment Manager in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HIMCO and its affiliates to combat cybersecurity risks and invest in business continuity planning.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIMCO.

Performance of the Fund and the Investment Manager

The Board considered the investment performance of the Fund, noting that performance information for periods prior to October 20, 2014 related to that of a series of Hartford Series Fund, Inc. (the “Predecessor Fund”) which was reorganized into the Fund on that date (the “Reorganization”). The Board noted that, prior to the Reorganization, Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and HIMCO served as the sub-adviser to the Predecessor Fund. The Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIMCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Investment Manager concerning Fund performance, as well as information from Broadridge comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 4th quartile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below two broad market indices for the 1-, 3- and 5-year periods. The Board noted that the performance universe and the broad market indices are not good matches for the investment strategy of the Fund. The Board noted that the Fund’s performance was in line with its custom benchmark, noting that the Fund is designed to track its benchmark closely.

The Board considered the detailed investment analytics reports provided by HIMCO throughout the year. These reports include, among other things, information on the Fund’s returns, the Fund’s investment performance relative to benchmarks and various statistics concerning the Fund’s portfolio.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIMCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Investment Manager

The Board reviewed information regarding HIMCO’s cost to provide investment management and related services to the Fund and HIMCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIMCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the analysis provided to the Board reflected HIMCO’s projected expenses and profitability for the 2017 fiscal year. The Board also reviewed the fees paid to participating insurance companies from HIMCO’s assets, including any profits.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Investment Manager and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Investment Manager

The Board considered the comparative information that had been provided with respect to the services rendered to and management fees paid by the Fund to HIMCO and the total expense ratios of the Fund. In this regard, the Board reviewed information from Broadridge comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of peer funds. The Board also reviewed the different types of fees charged to the Fund, noting that there had been no changes to the management fees or expense reimbursement arrangements since they were originally approved in April 2014. The Board considered that the management fee for the Fund includes the provision by HIMCO of certain administrative services to the Fund. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were below the median of its expense group. The Board noted that the Fund’s peer group is an imprecise match for the Fund’s investment strategy. The Board discussed the Fund’s fee levels, the Fund’s overall expense ratio and HIMCO’s profitability with respect to the Fund. The Board also noted that the Fund has an automatically renewable contractual expense cap.

47

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited) – (concluded)

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Investment Manager, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s management and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board noted that the management fee schedule for the Fund includes breakpoints that are designed to reduce the management fee rates as the Fund’s average daily net assets increase. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also noted that expense limitations that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Investment Manager and its affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by an affiliate of HIMCO. The Board noted that Hartford Life Insurance Company (“HLIC”), an affiliate of HIMCO, and its affiliates benefit from the Fund’s strategy of seeking to replicate the performance of the Portfolio Diversifier Index through a reduced need to hedge their obligations under certain guaranteed benefit riders (each, a “Rider”) in their general accounts, the reduced potential risk of loss, and the potential for additional assets garnered due to the appeal to investors of the Riders combined with a particular asset allocation model. The Board also noted, on the other hand, that investors benefit from the ability to elect the Rider at a comparatively reduced guarantee price (in light of the performance profile of the Fund) and on comparatively better terms, than would be available in the absence of the Fund, while maintaining a decreased possibility of downside risk as well as decreased volatility of an investor’s overall fund allocation. The Board considered the reports of the Investment Manager and the Fund’s Chief Compliance Officer that demonstrated that the Fund continues to be managed in the interests of contract holders, and not in the interests of HLIC to the detriment of contract holders.

The Board also considered that HIMCO Distribution Services Company (“HDSC”), an affiliate of HIMCO, serves as principal underwriter of the Fund. As principal underwriter, HDSC receives distribution and service (12b-1) fees from the Fund. The Board reviewed information on the profitability of HDSC and noted that HDSC pays all 12b-1 fees received from the Fund to participating insurance companies or their affiliated broker-dealers, including insurance companies affiliated with HIMCO.

* * * *

Based upon its review of these various factors, among others, the Board, including all of the Independent Trustees, concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

48

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy

Policy, which governs information we collect on our

website and our affiliate websites, which is available at

Online Privacy Policy.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal

Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer to buy or sell an annuity contract or qualified retirement plan, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Portfolio Diversifier Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.HVITFunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

2016 presented a number of twists and turns in global financial markets. For most of the year, prior to the U.S. election, financial markets were heavily influenced by developments outside the U.S. The year began with a decidedly negative tone as the focus was on weak growth in China and a continuation of the steep decline in oil prices. Global stock markets suffered sharp declines early in the year. However, these markets recovered as key central banks reaffirmed their willingness to support economic growth, and oil-producing nations agreed to reduce output to stabilize prices. The Chinese government responded to growth concerns with a large stimulus effort that stabilized its economy.

During the summer, the spotlight shifted to Europe. The surprise Brexit vote – referendum vote for the United Kingdom (U.K.) to exit the European Union (E.U.) – sent short-lived shock waves through global markets. Uncertainties regarding the timing and impact of Brexit have kept central banks accommodative in their monetary policies; and the introduction of corporate bond purchases by the European Central Bank has provided strong support for U.S. and European bond assets.

Heading into year-end, President Trump’s victory took center stage, proving to be a major market moving event. Financial markets and the business community have focused on quantifying the likely economic ramifications of Trump’s victory. This is not a straight-forward task as Trump’s policy views are broad, limited in detail, and may face implementation hurdles. Trump’s de-regulation, tax reform and pro-American business stance appear to have driven market expectations for an extended expansionary cycle, increased inflation, moderately higher interest rates, and an improved outlook for growth.

In December, the U.S. Federal Reserve (Fed) raised its target for the federal funds rate – a short-term interest rate that influences all other interest rates in the economy. This was only the second rate increase in a decade, and we believe could signal a reduction in the Fed’s role in stimulating economic growth. In their commentary, Fed officials noted that economic growth had picked up since the middle of the year, and that they expected the economy to continue to perform well – whereas earlier in the year they expressed concern regarding global developments that posed risks to growth. The Fed made modest increases to its 2017 projections for both growth and inflation, and signaled an increase in the potential number of rate hikes for 2017. Unemployment, at 4.6% as of December 2, was at the lowest level since 2007. We believe that a big spending plan by the U.S. government, on things such as infrastructure, could increase demand for many goods and services, creating an acceleration of inflation.

In spite of the early downturn and volatility throughout the year, U.S. stocks and bonds delivered solid performance overall in 2016. U.S. stocks (as represented by the S&P 500 Index1 ) returned 11.96% – the eighth consecutive year of positive returns, while U.S. bonds (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index2 ) returned 2.65%. International stock and bond returns were mixed – with emerging market stock and bond markets generally outperforming developed markets.

Looking ahead to 2017, we expect that many of these same themes will continue to influence performance across financial markets. In terms of broad global growth, we expect that the slowdown in the pace of China’s growth, as well as aging populations in many developed markets, will continue to exert downward pressure. The impact of Brexit, including its potential influence on other E.U. countries, is yet unclear. In the U.S., the policies of the new administration should drive results – in our view fiscal spending (e.g., infrastructure) and tax reform (including potential corporate and personal tax cuts) are likely to stimulate growth, while the effects of trade and immigration reform are less clear.

We are reminded on a regular basis that financial markets can often surprise, which is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, invest with confidence, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar

President, HVIT

[1]	The S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (“MBS”) (agency fixed-rate and hybrid adjustable-rate mortgages (“ARM”) pass-throughs), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) (agency and non-agency). Prior to August 24, 2016, the index was named the Barclays U.S. Aggregate Bond Index.

HIMCO Variable Insurance Trust

This report is prepared for the general information of contract owners and is not an offer to buy or sell an annuity contract, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Funds available for investment thereunder.

The views expressed in the President’s Letter above are views of the Funds’ adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter is for informational purposes only and does not represent investment advice or an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT American Funds Asset Allocation Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

Performance information for periods prior to October 20, 2014 is that of the American Funds Asset Allocation HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Asset Allocation Fund IB	9.11%	10.62%	6.28%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.02%
S&P 500 Index	11.96%	14.66%	7.98%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 0.86% and the gross total annual operating expense ratio for Class IB shares is 1.31%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Asset Allocation Fund returned 9.11% for the year ended December 31, 2016, versus the returns of 11.96% for the S&P 500 Index and 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance of the HIMCO VIT American Funds Asset Allocation Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Asset Allocation Fund’s financial statements.

2

HIMCO VIT American Funds Blue Chip Income and Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Performance information for periods prior to October 20, 2014 is that of the American Funds Blue Chip Income and Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Blue Chip Income and Growth Fund IB	18.46%	14.67%	7.57%
S&P 500 Index	11.96%	14.66%	7.98%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 0.99% and the gross total annual operating expense ratio for Class IB shares is 1.54%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Blue Chip Income and Growth Fund returned 18.46% for the year ended December 31, 2016, versus the return of 11.96% for the S&P 500 Index.

The performance of the HIMCO VIT American Funds Blue Chip Income and Growth Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Blue Chip Income and Growth Fund’s financial statements.

3

HIMCO VIT American Funds Bond Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks as high a level of current income as is consistent with the preservation of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Bond HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Bond Fund IB	2.66%	2.00%	2.61%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.02%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 0.93% and the gross total annual operating expense ratio for Class IB shares is 1.22%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Bond Fund returned 2.66% for the year ended December 31, 2016, versus the return of 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance of the HIMCO VIT American Funds Bond Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Bond Fund’s financial statements.

4

HIMCO VIT American Funds Global Bond Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks to provide you, over the long-term, with a high level of total return consistent with prudent investment management.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Bond HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Global Bond Fund IB	2.40%	0.33%	2.10%
Bloomberg Barclays Global Aggregate Bond Index	2.09%	0.21%	2.22%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays Global Aggregate Bond Index represents the global investment-grade fixed-income markets.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 1.15% and the gross total annual operating expense ratio for Class IB shares is 1.82%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Bond Fund returned 2.40% for the year ended December 31, 2016, versus the return of 2.09% for the Bloomberg Barclays Global Aggregate Index.

The performance of the HIMCO VIT American Funds Global Bond Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Bond Fund’s financial statements.

5

HIMCO VIT American Funds Global Growth and Income Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital while providing current income.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Growth and Income HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Global Growth and Income Fund IB	7.02%	9.71%	4.10%
MSCI All Country World Index	8.48%	9.96%	3.89%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 1.18% and the gross total annual operating expense ratio for Class IB shares is 1.81%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Growth and Income Fund returned 7.02% for the year ended December 31, 2016, versus the return of 8.48% for the MSCI All Country World Index.

The performance of the HIMCO VIT American Funds Global Growth and Income Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Growth and Income Fund’s financial statements.

6

HIMCO VIT American Funds Global Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Global Growth Fund IB	0.15%	11.36%	5.37%
MSCI All Country World Index	8.48%	9.96%	3.89%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 1.14% and the gross total annual operating expense ratio for Class IB shares is 1.98%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Growth Fund returned 0.15% for the year ended December 31, 2016, versus the return of 8.48% for the MSCI All Country World Index.

The performance of the HIMCO VIT American Funds Global Growth Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Growth Fund’s financial statements.

7

HIMCO VIT American Funds Global Small Capitalization Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Small Capitalization HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Global Small Capitalization Fund IB	1.67%	9.28%	2.67%
MSCI All Country World Small Cap Index	12.10%	11.77%	6.79%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 1.32% and the gross total annual operating expense ratio for Class IB shares is 1.90%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Small Capitalization Fund returned 1.67% for the year ended December 31, 2016, versus the return of 12.10% for the MSCI All Country World Small Cap Index.

The performance of the HIMCO VIT American Funds Global Small Capitalization Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Small Capitalization Fund’s financial statements.

8

HIMCO VIT American Funds Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Growth Fund IB	9.10%	13.92%	6.82%
S&P 500 Index	11.96%	14.66%	7.98%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 0.89% and the gross total annual operating expense ratio for Class IB shares is 1.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Growth Fund returned 9.10% for the year ended December 31, 2016, versus the return of 11.96% for the S&P 500 Index.

The performance of the HIMCO VIT American Funds Growth Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Growth Fund’s financial statements.

9

HIMCO VIT American Funds Growth-Income Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital and income.

Performance information for periods prior to October 20, 2014 is that of the American Funds Growth-Income HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Growth-Income Fund IB	11.21%	14.13%	6.96%
S&P 500 Index	11.96%	14.66%	7.98%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 0.83% and the gross total annual operating expense ratio for Class IB shares is 1.33%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Growth-Income Fund returned 11.21% for the year ended December 31, 2016, versus the return of 11.96% for the S&P 500 Index.

The performance of the HIMCO VIT American Funds Growth-Income Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Growth-Income Fund’s financial statements.

10

HIMCO VIT American Funds International Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds International HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds International Fund IB	3.27%	6.35%	0.94%
MSCI All Country World Index ex USA Index	5.01%	5.48%	0.25%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 1.09% and the gross total annual operating expense ratio for Class IB shares is 1.74%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds International Fund returned 3.27% for the year ended December 31, 2016, versus the return of 5.01% for the MSCI All Country World ex USA Index.

The performance of the HIMCO VIT American Funds International Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds International Fund’s financial statements.

11

HIMCO VIT American Funds New World Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term capital appreciation.

Performance information for periods prior to October 20, 2014 is that of the American Funds New World HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/16)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds New World Fund IB	4.89%	3.93%	1.05%
MSCI All Country World Index	8.48%	9.96%	3.89%
MSCI Emerging Markets Index	11.60%	1.64%	-0.84%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2016, the net total annual operating expense ratio for Class IB shares is 1.36% and the gross total annual operating expense ratio for Class IB shares is 2.30%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2016.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual management fee waivers and/or expense reimbursements that may not be renewed. The contractual management fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds New World Fund returned 4.89% for the year ended December 31, 2016, versus the returns of 8.48% for the MSCI All Country World Index and 11.60% for the MSCI Emerging Markets Index.

The performance of the HIMCO VIT American Funds New World Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds New World Fund’s financial statements.

12

HIMCO VIT American Funds Asset Allocation Fund

Schedule of Investments

December 31, 2016

HIMCO VIT American Funds Blue Chip Income and Growth Fund

Schedule of Investments

December 31, 2016

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
1,823,628	American Funds Insurance Series - Asset Allocation Fund Class 1		$39,536,246

	Total Investment Companies (cost $38,037,909)		$39,536,246

	Total Investments (cost $38,037,909)(2)	100.1%	$39,536,246
	Other Assets and Liabilities	(0.1)%	(35,831)

	Total Net Assets	100.0%	$39,500,415

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $38,037,909, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,498,337
Unrealized Depreciation	—

Net Unrealized Appreciation	$1,498,337

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$39,536,246

Total	$39,536,246

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
2,772,343	American Funds Insurance Series - Blue Chip Income and Growth Fund Class 1		$37,509,802

	Total Investment Companies (cost $34,601,460)		$37,509,802

	Total Investments (cost $34,601,460)(2)	100.1%	$37,509,802
	Other Assets and Liabilities	(0.1)%	(35,865)

	Total Net Assets	100.0%	$37,473,937

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $34,609,163, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,900,639
Unrealized Depreciation	—

Net Unrealized Appreciation	$2,900,639

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$37,509,802

Total	$37,509,802

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT American Funds Bond Fund

Schedule of Investments

December 31, 2016

HIMCO VIT American Funds Global Bond Fund

Schedule of Investments

December 31, 2016

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
12,578,257	American Funds Insurance Series - Bond Fund Class 1		$135,845,177

	Total Investment Companies (cost $137,946,444)		$135,845,177

	Total Investments (cost $137,946,444)(2)	100.1%	$135,845,177
	Other Assets and Liabilities	(0.1)%	(90,571)

	Total Net Assets	100.0%	$135,754,606

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $138,404,175, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(2,558,998)

Net Unrealized Depreciation	$(2,558,998)

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$135,845,177

Total	$135,845,177

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.2%
920,851	American Funds Insurance Series - Global Bond Fund Class 1		$10,331,946

	Total Investment Companies (cost $11,063,578)		$10,331,946

	Total Investments (cost $11,063,578)(2)	100.2%	$10,331,946
	Other Assets and Liabilities	(0.2)%	(20,260)

	Total Net Assets	100.0%	$10,311,686

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $11,229,461, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(897,515)

Net Unrealized Depreciation	$(897,515)

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$10,331,946

Total	$10,331,946

The accompanying Notes are an integral part of these financial statements.

14

HIMCO VIT American Funds Global Growth and Income Fund

Schedule of Investments

December 31, 2016

HIMCO VIT American Funds Global Growth Fund

Schedule of Investments

December 31, 2016

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
2,470,441	American Funds Insurance Series - Global Growth and Income Fund Class 1		$32,165,142

	Total Investment Companies (cost $25,723,595)		$32,165,142

	Total Investments (cost $25,723,595)(2)	100.1%	$32,165,142
	Other Assets and Liabilities	(0.1)%	(32,607)

	Total Net Assets	100.0%	$32,132,535

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $26,672,556, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,492,586
Unrealized Depreciation	—

Net Unrealized Appreciation	$5,492,586

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$32,165,142

Total	$32,165,142

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.2%
651,348	American Funds Insurance Series - Global Growth Fund Class 1		$15,664,909

	Total Investment Companies (cost $16,121,181)		$15,664,909

	Total Investments (cost $16,121,181)(2)	100.2%	$15,664,909
	Other Assets and Liabilities	(0.2)%	(23,530)

	Total Net Assets	100.0%	$15,641,379

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $16,160,995, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(496,086)

Net Unrealized Depreciation	$(496,086)

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$15,664,909

Total	$15,664,909

The accompanying Notes are an integral part of these financial statements.

15

HIMCO VIT American Funds Global Small Capitalization Fund

Schedule of Investments

December 31, 2016

HIMCO VIT American Funds Growth Fund

Schedule of Investments

December 31, 2016

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
1,759,740	American Funds Insurance Series - Global Small Capitalization Fund Class 1		$35,617,133

	Total Investment Companies (cost $37,935,427)		$35,617,133

	Total Investments (cost $37,935,427)(2)	100.1%	$35,617,133
	Other Assets and Liabilities	(0.1)%	(35,669)

	Total Net Assets	100.0%	$35,581,464

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $37,965,273, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(2,348,140)

Net Unrealized Depreciation	$(2,348,140)

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$35,617,133

Total	$35,617,133

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
3,349,750	American Funds Insurance Series - Growth Fund Class 1		$225,404,654

	Total Investment Companies (cost $201,796,540)		$225,404,654

	Total Investments (cost $201,796,540)(2)	100.1%	$225,404,654
	Other Assets and Liabilities	(0.1)%	(137,113)

	Total Net Assets	100.0%	$225,267,541

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $207,410,857, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,993,797
Unrealized Depreciation	—

Net Unrealized Appreciation	$17,993,797

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$225,404,654

Total	$225,404,654

The accompanying Notes are an integral part of these financial statements.

16

HIMCO VIT American Funds Growth-Income Fund

Schedule of Investments

December 31, 2016

HIMCO VIT American Funds International Fund

Schedule of Investments

December 31, 2016

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
2,976,453	American Funds Insurance Series - Growth-Income Fund Class 1		$132,184,277

	Total Investment Companies (cost $120,485,957)		$132,184,277

	Total Investments (cost $120,485,957)(2)	100.1%	$132,184,277
	Other Assets and Liabilities	(0.1)%	(89,031)

	Total Net Assets	100.0%	$132,095,246

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $123,695,702, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,488,575
Unrealized Depreciation	—

Net Unrealized Appreciation	$8,488,575

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$132,184,277

Total	$132,184,277

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
7,775,596	American Funds Insurance Series - International Fund Class 1		$130,785,522

	Total Investment Companies (cost $134,391,255)		$130,785,522

	Total Investments (cost $134,391,255)(2)	100.1%	$130,785,522
	Other Assets and Liabilities	(0.1)%	(89,315)

	Total Net Assets	100.0%	$130,696,207

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $136,988,501, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(6,202,979)

Net Unrealized Depreciation	$(6,202,979)

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$130,785,522

Total	$130,785,522

The accompanying Notes are an integral part of these financial statements.

17

HIMCO VIT American Funds New World Fund

Schedule of Investments

December 31, 2016

Shares			Market Value(1)
INVESTMENT COMPANIES - 100.1%
943,099	American Funds Insurance Series - New World Fund Class 1		$18,597,918

	Total Investment Companies (cost $20,720,421)		$18,597,918

	Total Investments (cost $20,720,421)(2)	100.1%	$18,597,918
	Other Assets and Liabilities	(0.1)%	(24,885)

	Total Net Assets	100.0%	$18,573,033

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2016, the cost of securities for federal income tax purposes was $21,120,428, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(2,522,510)

Net Unrealized Depreciation	$(2,522,510)

At December 31, 2016, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$18,597,918

Total	$18,597,918

The accompanying Notes are an integral part of these financial statements.

18

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19

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities

December 31, 2016

	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
Assets:
Investments in underlying fund, at market value	$39,536,246	$37,509,802	$135,845,177
Receivables:
Investment securities sold	9,304	3,256	89,812
Fund shares sold	—	—	—
Other assets	1,632	1,484	5,814

Total assets	39,547,182	37,514,542	135,940,803

Liabilities:
Payables:
Fund shares redeemed	9,304	3,256	89,812
Investment management fees	7,563	7,635	28,526
Distribution fees	8,454	8,153	28,526
Trustees fees	32	29	114
Accrued expenses	21,414	21,532	39,219

Total liabilities	46,767	40,605	186,197

Net assets	$39,500,415	$37,473,937	$135,754,606

Summary of Net Assets:
Capital stock and paid-in-capital	$35,010,161	$28,326,744	$135,977,244
Undistributed net investment income	491,819	917,430	2,102,631
Accumulated net realized gain (loss)	2,500,098	5,321,421	(224,002)
Unrealized appreciation (depreciation)	1,498,337	2,908,342	(2,101,267)

Net assets	$39,500,415	$37,473,937	$135,754,606

Class IB: Net asset value per share	$7.98	$9.47	$9.23

Shares Outstanding	4,952,703	3,958,640	14,707,448

Net Assets	$39,500,415	$37,473,937	$135,754,606

Cost of investments in underlying fund	$38,037,909	$34,601,460	$137,946,444

The accompanying Notes are an integral part of these financial statements.

20

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities – (concluded)

December 31, 2016

HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth- Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund

$10,331,946	$32,165,142	$15,664,909	$35,617,133	$225,404,654	$132,184,277	$130,785,522	$18,597,918

221	1,957	5,130	15,453	124,182	56,765	124,393	15,208
730	517	—	—	—	—	—	—
438	1,399	682	1,529	9,428	5,489	5,658	778

10,333,335	32,169,015	15,670,721	35,634,115	225,538,264	132,246,531	130,915,573	18,613,904

951	2,473	5,130	15,453	124,182	56,765	124,393	15,208
731	5,572	2,245	7,582	43,640	28,147	27,857	2,698
2,190	6,898	3,323	7,582	48,849	28,696	27,857	3,920
9	28	13	30	185	108	111	16
17,768	21,509	18,631	22,004	53,867	37,569	39,148	19,029

21,649	36,480	29,342	52,651	270,723	151,285	219,366	40,871

$10,311,686	$32,132,535	$15,641,379	$35,581,464	$225,267,541	$132,095,246	$130,696,207	$18,573,033

$11,474,682	$23,710,055	$14,045,689	$29,996,335	$166,108,870	$95,717,290	$122,594,144	$21,774,443
31,080	485,281	147,758	60,636	1,022,961	2,237,024	1,399,455	81,302
(462,444)	1,495,652	1,904,204	7,842,787	34,527,596	22,442,612	10,308,341	(1,160,209)
(731,632)	6,441,547	(456,272)	(2,318,294)	23,608,114	11,698,320	(3,605,733)	(2,122,503)

$10,311,686	$32,132,535	$15,641,379	$35,581,464	$225,267,541	$132,095,246	$130,696,207	$18,573,033

$8.55	$5.99	$6.34	$6.25	$6.59	$7.72	$6.69	$5.32

1,206,463	5,365,234	2,465,186	5,690,259	34,159,062	17,116,882	19,547,183	3,489,723

$10,311,686	$32,132,535	$15,641,379	$35,581,464	$225,267,541	$132,095,246	$130,696,207	$18,573,033

$11,063,578	$25,723,595	$16,121,181	$37,935,427	$201,796,540	$120,485,957	$134,391,255	$20,720,421

The accompanying Notes are an integral part of these financial statements.

21

HIMCO Variable Insurance Trust

Statements of Operations

For the Year Ended December 31, 2016

	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund
Investment Income:
Dividends from underlying fund	$725,150	$1,135,321	$2,896,530
Other Income	421	421	421

Total investment income	725,571	1,135,742	2,896,951

Expenses:
Investment management fees	266,557	282,300	722,566
Transfer agent fees	1,684	1,645	2,880
Distribution fees - Class IB	102,522	94,100	361,283
Accounting service fees	10,528	9,878	30,349
Trustee fees	6,581	5,833	23,645
Audit fees	12,627	12,555	16,010
Printing fees	6,817	6,622	14,920
Legal fees	2,602	2,568	10,347
Insurance fees	3,007	2,632	10,418
Other expenses	2,567	2,546	2,887

Total expenses (before waivers)	415,492	420,679	1,195,305

Total waivers	(181,742)	(202,367)	(400,990)

Total expenses, net	233,750	218,312	794,315

Net Investment Income	491,821	917,430	2,102,636

Net Realized Gain (Loss) on Investments:
Capital gain distribution received from underlying fund	977,185	2,734,270	261,068
Net realized gain (loss) on investments in underlying fund	1,522,914	2,595,019	(258,671)

Net Realized Gain (Loss) on Investments	2,500,099	5,329,289	2,397

Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized appreciation (depreciation) of investments in underlying fund	471,223	108,356	2,071,693

Net Realized and Unrealized Gain (Loss) on Investments	2,971,322	5,437,645	2,074,090

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,463,143	$6,355,075	$4,176,726

The accompanying Notes are an integral part of these financial statements.

22

HIMCO Variable Insurance Trust

Statements of Operations – (concluded)

For the Year Ended December 31, 2016

HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth- Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund

$94,884	$672,597	$247,120	$285,478	$2,299,240	$2,980,208	$2,176,695	$192,567
421	421	421	421	421	421	421	421

95,305	673,018	247,541	285,899	2,299,661	2,980,629	2,177,116	192,988

83,048	278,126	169,121	305,800	1,773,182	963,927	1,202,774	215,533
1,336	1,614	1,408	1,653	3,968	2,814	2,863	1,437
27,683	86,914	42,280	95,562	591,061	344,260	353,757	48,985
4,770	9,367	5,949	10,020	48,491	29,315	30,125	6,427
1,716	5,671	2,757	6,146	37,785	22,002	22,637	3,138
12,375	12,834	12,395	12,929	18,224	15,528	15,881	12,437
3,601	8,088	5,443	6,174	30,509	13,405	18,509	4,959
841	2,206	1,024	2,421	14,776	8,798	9,341	1,213
792	2,629	1,232	2,822	16,857	9,700	10,212	1,467
2,471	2,550	2,486	2,557	3,160	2,849	2,876	2,498

138,633	409,999	244,095	446,084	2,538,013	1,412,598	1,668,975	298,094

(74,409)	(222,265)	(144,313)	(220,822)	(1,261,321)	(668,997)	(891,325)	(186,412)

64,224	187,734	99,782	225,262	1,276,692	743,601	777,650	111,682

31,081	485,284	147,759	60,637	1,022,969	2,237,028	1,399,466	81,306

8,762	—	1,384,442	6,929,904	21,465,936	14,462,949	12,181,187	—
(170,825)	3,036,099	900,671	1,201,952	21,604,010	11,752,283	340,623	(946,938)

(162,063)	3,036,099	2,285,113	8,131,856	43,069,946	26,215,232	12,521,810	(946,938)

345,022	(1,263,416)	(2,436,159)	(7,572,548)	(23,789,767)	(13,955,688)	(9,028,302)	1,766,630

182,959	1,772,683	(151,046)	559,308	19,280,179	12,259,544	3,493,508	819,692

$214,040	$2,257,967	$(3,287)	$619,945	$20,303,148	$14,496,572	$4,892,974	$900,998

The accompanying Notes are an integral part of these financial statements.

23

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets

	HIMCO VIT American Funds Asset Allocation Fund		HIMCO VIT American Funds Blue Chip Income and Growth Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$491,821	$1,013,092	$917,430	$899,739
Net realized gain (loss) on investments	2,500,099	6,650,533	5,329,289	8,378,792
Net unrealized appreciation (depreciation) of investments	471,223	(7,143,099)	108,356	(10,576,802)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,463,143	520,526	6,355,075	(1,298,271)

Distributions to Shareholders:
From net investment income
Class IB	(1,013,091)	(721,372)	(899,736)	(1,263,856)
From net realized gain on investments
Class IB	(6,577,960)	(758,343)	(8,179,373)	(708,750)

Total distributions	(7,591,051)	(1,479,715)	(9,079,109)	(1,972,606)

Capital Share Transactions:
Class IB
Sold	2,407,590	3,691,769	3,895,906	2,956,685
Issued on reinvestment of distributions	7,591,051	1,479,715	9,079,109	1,972,606
Redeemed	(10,463,729)	(14,974,159)	(9,650,580)	(12,334,554)

Net increase (decrease) from capital share transactions	(465,088)	(9,802,675)	3,324,435	(7,405,263)

Net Increase (Decrease) in Net Assets	(4,592,996)	(10,761,864)	600,401	(10,676,140)

Net Assets:
Beginning of period	44,093,411	54,855,275	36,873,536	47,549,676

End of period	$39,500,415	$44,093,411	$37,473,937	$36,873,536

Undistributed net investment income	$491,819	$1,013,089	$917,430	$899,736

Shares:
Class IB
Sold	281,473	398,774	362,953	271,542
Issued on reinvestment of distributions	965,783	164,779	995,516	182,311
Redeemed	(1,222,357)	(1,649,687)	(951,358)	(1,128,946)

Total share activity	24,899	(1,086,134)	407,111	(675,093)

The accompanying Notes are an integral part of these financial statements.

24

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (continued)

HIMCO VIT American Funds Bond Fund		HIMCO VIT American Funds Global Bond Fund		HIMCO VIT American Funds Global Growth and Income Fund		HIMCO VIT American Funds Global Growth Fund
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$2,102,636	$4,871,878	$31,081	$169,483	$485,284	$665,665	$147,759	$314,070
2,397	1,641,425	(162,063)	(272,636)	3,036,099	4,647,463	2,285,113	3,200,830
2,071,693	(6,465,311)	345,022	(458,638)	(1,263,416)	(5,827,505)	(2,436,159)	(2,143,765)

4,176,726	47,992	214,040	(561,791)	2,257,967	(514,377)	(3,287)	1,371,135

(4,871,873)	(3,092,400)	(169,483)	(168,860)	(665,667)	(1,501,497)	(314,071)	(165,242)

(1,344,209)	(414,404)	—	(1,370)	(4,556,731)	(668,984)	(2,791,775)	(168,621)

(6,216,082)	(3,506,804)	(169,483)	(170,230)	(5,222,398)	(2,170,481)	(3,105,846)	(333,863)

10,784,893	9,956,849	2,616,991	351,047	439,412	1,039,995	1,146,915	1,674,936
6,216,082	3,506,804	169,483	170,230	5,222,398	2,170,481	3,105,846	333,863
(30,890,662)	(47,397,517)	(3,078,042)	(4,272,721)	(8,905,562)	(10,331,710)	(4,501,163)	(4,751,050)

(13,889,687)	(33,933,864)	(291,568)	(3,751,444)	(3,243,752)	(7,121,234)	(248,402)	(2,742,251)

(15,929,043)	(37,392,676)	(247,011)	(4,483,465)	(6,208,183)	(9,806,092)	(3,357,535)	(1,704,979)

151,683,649	189,076,325	10,558,697	15,042,162	38,340,718	48,146,810	18,998,914	20,703,893

$135,754,606	$151,683,649	$10,311,686	$10,558,697	$32,132,535	$38,340,718	$15,641,379	$18,998,914

$2,102,631	$4,871,868	$31,080	$169,482	$485,281	$665,664	$147,758	$314,070

1,134,890	1,034,578	291,034	39,911	69,783	148,511	162,704	214,418
652,950	372,272	18,442	19,771	868,951	313,653	474,175	42,154
(3,223,939)	(4,960,089)	(349,266)	(489,417)	(1,420,127)	(1,482,615)	(637,207)	(609,789)

(1,436,099)	(3,553,239)	(39,790)	(429,735)	(481,393)	(1,020,451)	(328)	(353,217)

The accompanying Notes are an integral part of these financial statements.

25

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (continued)

	HIMCO VIT American Funds Global Small Capitalization Fund		HIMCO VIT American Funds Growth Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$60,637	$160,016	$1,022,969	$748,436
Net realized gain (loss) on investments	8,131,856	7,731,278	43,069,946	93,566,150
Net unrealized appreciation (depreciation) of investments	(7,572,548)	(7,343,920)	(23,789,767)	(75,755,828)

Net Increase (Decrease) in Net Assets Resulting from Operations	619,945	547,374	20,303,148	18,558,758

Distributions to Shareholders:
From net investment income
Class IB	(160,017)	—	(748,434)	(2,530,703)
From net realized gain on investments
Class IB	(7,330,124)	(544,795)	(92,964,012)	(6,406,141)

Total distributions	(7,490,141)	(544,795)	(93,712,446)	(8,936,844)

Capital Share Transactions:
Class IB
Sold	2,369,229	4,109,108	4,156,939	3,093,419
Issued on reinvestment of distributions	7,490,141	544,795	93,712,446	8,936,844
Redeemed	(9,144,876)	(13,397,125)	(56,278,674)	(63,820,289)

Net increase (decrease) from capital share transactions	714,494	(8,743,222)	41,590,711	(51,790,026)

Net Increase (Decrease) in Net Assets	(6,155,702)	(8,740,643)	(31,818,587)	(42,168,112)

Net Assets:
Beginning of period	41,737,166	50,477,809	257,086,128	299,254,240

End of period	$35,581,464	$41,737,166	$225,267,541	$257,086,128

Undistributed net investment income	$60,636	$160,016	$1,022,961	$748,426

Shares:
Class IB
Sold	341,446	516,756	453,446	331,332
Issued on reinvestment of distributions	1,172,166	65,480	14,551,622	897,274
Redeemed	(1,353,152)	(1,657,959)	(6,998,542)	(6,489,148)

Total share activity	160,460	(1,075,723)	8,006,526	(5,260,542)

The accompanying Notes are an integral part of these financial statements.

26

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (concluded)

HIMCO VIT American Funds Growth-Income Fund		HIMCO VIT American Funds International Fund		HIMCO VIT American Funds New World Fund
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$2,237,028	$2,142,064	$1,399,466	$1,915,250	$81,306	$402,895
26,215,232	39,451,085	12,521,810	18,147,821	(946,938)	984,840
(13,955,688)	(39,298,907)	(9,028,302)	(26,415,218)	1,766,630	(2,130,682)

14,496,572	2,294,242	4,892,974	(6,352,147)	900,998	(742,947)

(2,142,064)	(1,666,340)	(1,915,253)	(2,004,068)	(402,896)	(261,451)

(39,353,428)	(3,952,087)	(15,464,176)	(1,164,587)	(796,215)	(8,094)

(41,495,492)	(5,618,427)	(17,379,429)	(3,168,655)	(1,199,111)	(269,545)

3,246,275	5,822,954	8,845,165	12,256,356	1,098,215	1,362,398
41,495,492	5,618,427	17,379,429	3,168,655	1,199,111	269,545
(32,328,123)	(33,268,812)	(32,294,458)	(36,990,247)	(4,718,145)	(6,465,924)

12,413,644	(21,827,431)	(6,069,864)	(21,565,236)	(2,420,819)	(4,833,981)

(14,585,276)	(25,151,616)	(18,556,319)	(31,086,038)	(2,718,932)	(5,846,473)

146,680,522	171,832,138	149,252,526	180,338,564	21,291,965	27,138,438

$132,095,246	$146,680,522	$130,696,207	$149,252,526	$18,573,033	$21,291,965

$2,237,024	$2,142,060	$1,399,455	$1,915,242	$81,302	$402,893

356,388	593,864	1,274,593	1,590,777	201,679	246,035
5,540,119	551,908	2,522,414	398,573	218,020	48,567
(3,661,440)	(3,296,255)	(4,612,014)	(4,611,852)	(882,871)	(1,147,706)

2,235,067	(2,150,483)	(815,007)	(2,622,502)	(463,172)	(853,104)

The accompanying Notes are an integral part of these financial statements.

27

HIMCO Variable Insurance Trust

Notes to Financial Statements

December 31, 2016

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

The financial statements and the accompanying notes relate to the following funds: HIMCO VIT American Funds Asset Allocation Fund (“Asset Allocation Fund”), HIMCO VIT American Funds Blue Chip Income and Growth Fund (“Blue Chip Income and Growth Fund”), HIMCO VIT American Funds Bond Fund (“Bond Fund”), HIMCO VIT American Funds Global Bond Fund (“Global Bond Fund”), HIMCO VIT American Funds Global Growth and Income Fund (“Global Growth and Income Fund”), HIMCO VIT American Funds Global Growth Fund (“Global Growth Fund”), HIMCO VIT American Funds Global Small Capitalization Fund (“Global Small Capitalization Fund”), HIMCO VIT American Funds Growth Fund (“Growth Fund”), HIMCO VIT American Funds Growth-Income Fund (“Growth-Income Fund”), HIMCO VIT American Funds International Fund (“International Fund”) and HIMCO VIT American Funds New World Fund (“New World Fund”) (each a “Fund” or collectively the “Funds”). The Funds are each a series of the Trust. Each Fund is the successor of a series of Hartford Series Fund, Inc. (collectively referred to as the “American Funds HLS Funds”). The reorganization of the American Funds HLS with and into the respective Funds occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the respective American Funds HLS Funds.

Each Fund is a diversified open-end management investment company, except for the HIMCO VIT American Funds Global Bond Fund, which is non-diversified. Each Fund is authorized to issue an unlimited number of shares. The Funds are investment companies and apply specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates.

The Funds operate in the manner of “feeder funds”, investing all of their assets in shares of corresponding mutual funds (the “Master Funds”). Each Master Fund is offered by American Funds Insurance Series® and is a registered open-end investment company. The Funds and their related Master Funds are listed below:

Fund	Master Fund
Asset Allocation Fund	Asset Allocation Fund Class 1
Blue Chip Income and Growth Fund	Blue Chip Income and Growth Fund Class 1
Bond Fund	Bond Fund Class 1
Global Bond Fund	Global Bond Fund Class 1
Global Growth and Income Fund	Global Growth and Income Fund Class 1
Global Growth Fund	Global Growth Fund Class 1
Global Small Capitalization Fund	Global Small Capitalization Fund Class 1
Growth Fund	Growth Fund Class 1
Growth-Income Fund	Growth-Income Fund Class 1
International Fund	International Fund Class 1
New World Fund	New World Fund Class 1

The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Funds’ financial statements.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a distribution plan (the “Distribution Plan”) approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The

28

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2016

preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (the “Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Funds will treat such day as a typical business day and accept purchase and redemption orders and calculate the Funds’ NAV as of 4:00 p.m. Eastern Time. The NAV for each share is determined by dividing the value of a Fund’s net assets by the number of shares outstanding. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the schedule close of the Exchange. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – The Funds do not buy investment securities directly. Instead, each Fund invests all of its assets in a separate mutual fund, which has the same investment objective and strategies as the Fund. Each Master Fund is a series of American Funds Insurance Series®. Investments in Class 1 shares of the Master Funds are valued at the respective NAV of each Master Fund as determined as of the NYSE Close on the Valuation Date. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees. The Prospectuses, Statements of Additional Information and Shareholder Reports by the Master Funds explain the valuation methods used for the Master Funds, including the circumstances under which the Master Funds may use fair value pricing and the effects of doing so. Such Prospectuses, Statements of Additional Information and Shareholder Reports are available on the SEC EDGAR database on its internet site at http://www.sec.gov.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
•	Level 2 – Observable inputs other than Level 1 prices, which may include, but are not limited to, quoted prices for similar assets and liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets and liabilities or other market corroborated inputs.
•	Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation.

The procedures adopted by the Board of Trustees define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Funds’ investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees, and other personnel of the investment manager subject to prior approval by the Board of Trustees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the

29

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2016

compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Funds’ adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments to the extent any are fair-valued, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments.

For additional information, refer to the Investment Valuation Hierarchy Levels included in the Schedule of Investments for each Fund.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period. During the year ended December 31, 2016, there were no transfers between different hierarchy levels.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from the Master Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Funds. The policy of all the Funds is to pay dividends from net investment income and to make distributions of realized gains, if any, at least once per year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Funds are exposed to the risks of the Master Funds in direct proportion to the amount of assets each Fund allocates to each Master Fund. The market values of the Master Funds may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

30

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2016

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of the IRC. The Funds distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and capital gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain distribution adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Asset Allocation Fund	$(1,013,091)	$(6,577,960)	$(721,372)	$(758,343)
Blue Chip Income and Growth Fund	(899,736)	(8,179,373)	(1,263,856)	(708,750)
Bond Fund	(4,871,873)	(1,344,209)	(3,092,400)	(414,404)
Global Bond Fund	(169,483)	—	(168,861)	(1,369)
Global Growth and Income Fund	(665,667)	(4,556,731)	(1,501,497)	(668,984)
Global Growth Fund	(314,071)	(2,791,775)	(165,242)	(168,621)
Global Small Capitalization Fund	(160,017)	(7,330,124)	—	(544,795)
Growth Fund	(748,434)	(92,964,012)	(2,530,703)	(6,406,141)
Growth-Income Fund	(2,142,064)	(39,353,428)	(1,666,340)	(3,952,087)
International Fund	(1,915,253)	(15,464,176)	(2,004,068)	(1,164,587)
New World Fund	(402,897)	(796,214)	(261,451)	(8,094)

(1)	The Funds designate these distributions as capital gain dividends per IRC Sec. 852(b) (3) (C).

31

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2016

As of December 31, 2016, the components of distributable earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital(1)	Unrealized Appreciation (Depreciation)(2)	Total Accumulated Earnings (Deficit)
Asset Allocation Fund	$491,819	$2,500,098	$—	$1,498,337	$4,490,254
Blue Chip Income and Growth Fund	917,430	5,329,124	—	2,900,639	9,147,193
Bond Fund	2,102,631	233,729	—	(2,558,998)	(222,638)
Global Bond Fund	31,080	—	(296,561)	(897,515)	(1,162,996)
Global Growth and Income Fund	485,281	2,444,613	—	5,492,586	8,422,480
Global Growth Fund	147,758	1,944,018	—	(496,086)	1,595,690
Global Small Capitalization Fund	60,636	7,872,633	—	(2,348,140)	5,585,129
Growth Fund	1,022,961	40,141,913	—	17,993,797	59,158,671
Growth-Income Fund	2,237,024	25,652,357	—	8,488,575	36,377,956
International Fund	1,399,455	12,905,587	—	(6,202,979)	8,102,063
New World Fund	81,302	—	(760,202)	(2,522,510)	(3,201,410)

(1)	The Funds had capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses.

(d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributable income may be shown in the accompanying Statements of Assets and Liabilities as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2016, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Global Growth Fund	$1	$—	$(1)
New World Fund	—	(1)	1

e)	Capital Loss Carryforward – Under U.S. tax law, the Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2016 (tax-year-end), the following Funds had long-term capital loss carryforwards with no expiration for U.S. federal income tax purposes as follows:

Amount
Global Bond Fund	$296,561
New World Fund	760,202

f)	Accounting for Uncertainty in Income Taxes – In accordance with U.S. GAAP, the Funds analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year ended December 31, 2016. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

32

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2016

5.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management”) serves as the Funds’ investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Funds and has overall investment supervisory responsibility for each Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Funds.

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to the investment manager for investment management services rendered during the year ended December 31, 2016. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
Asset Allocation Fund	0.65%
Blue Chip Income and Growth Fund	0.75%
Bond Fund	0.50%
Global Bond Fund	0.75%
Global Growth and Income Fund	0.80%
Global Growth Fund	1.00%
Global Small Capitalization Fund	0.80%
Growth Fund	0.75%
Growth-Income Fund	0.70%
International Fund	0.85%
New World Fund	1.10%

*	Hartford Investment Management has contractually agreed with the Trust, on behalf of each Fund, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Fund is part of a master-feeder fund structure. The Board of Trustees may change or eliminate this waiver if the fund structure changes.

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Funds, and State Street Bank. The amount paid for accounting services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund. Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of each Fund as follows:

Fund	Annual Rate
Asset Allocation Fund	0.86%
Blue Chip Income and Growth Fund	0.99%
Bond Fund	0.93%
Global Bond Fund	1.15%
Global Growth and Income Fund	1.18%
Global Growth Fund	1.14%
Global Small Capitalization Fund	1.32%
Growth Fund	0.89%
Growth-Income Fund	0.83%
International Fund	1.09%
New World Fund	1.36%

33

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2016

This contractual arrangement will remain in effect until April 30, 2017, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Funds.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the Funds’ principal underwriter and distributor. The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Board of Trustees.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of each Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Funds. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Funds, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Funds. The Board of Trustees elects officers who are responsible for the day to day operations of the Funds. The Board of Trustees oversees the investment manager and the other principal service providers of the Funds. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the compensation of the Funds’ CCO, from January 1, 2016 through August 3, 2016, was allocated to each operational investment company in the Trust and is included in the Trustee fees. The Board of Trustees appointed a new CCO effective August 4, 2016 and Hartford Investment Management paid the new CCO’s compensation for the remainder of the Funds’ fiscal year. The Trustee fees paid during the period can be found in the Statements of Operations.

6.	Investment Transactions:

For the year ended December 31, 2016, the aggregate cost of purchases and sales of investments in Master Funds (excluding short-term investments) was as follows:

	Cost of Purchases	Sales Proceeds
Asset Allocation Fund	$3,558,945	$10,151,891
Blue Chip Income and Growth Fund	7,268,058	9,371,769
Bond Fund	13,481,371	31,249,290
Global Bond Fund	2,454,244	2,874,564
Global Growth and Income Fund	970,410	8,955,539
Global Growth Fund	2,598,859	4,420,337
Global Small Capitalization Fund	9,516,026	9,307,228
Growth Fund	27,438,167	57,121,380
Growth-Income Fund	20,199,181	32,603,194
International Fund	22,844,722	32,741,930
New World Fund	1,160,599	4,701,661

34

HIMCO Variable Insurance Trust

Notes to Financial Statements – (concluded)

December 31, 2016

7.	Recent Accounting Pronouncements:

In October 2016, the SEC adopted amendments to rules under the 1940 Act (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require investment companies to provide standardized, enhanced derivatives disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

8.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under The Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no adjustments to, or disclosures in, the Financial Statements were necessary as of December 31, 2016.

35

HIMCO Variable Insurance Trust

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Asset Allocation Fund
For the Year Ended December 31, 2016
IB	$8.95	$0.10	$0.68	$0.78	$(0.23)	$(1.52)	$(1.75)	$7.98	9.11%	$39,500	1.01%	0.57%	1.20%

For the Year Ended December 31, 2015
IB	$9.12	$0.18	$(0.08)	$0.10	$(0.13)	$(0.14)	$(0.27)	$8.95	1.12%	$44,093	1.01%	0.56%	1.99%

For the Year Ended December 31, 2014
IB	$12.63	$0.12	$0.44	$0.56	$(0.18)	$(3.89)	$(4.07)	$9.12	5.05%	$54,855	0.99%	0.55%	1.09%

For the Year Ended December 31, 2013(4)
IB	$11.04	$0.12	$2.39	$2.51	$(0.17)	$(0.75)	$(0.92)	$12.63	23.40%	$62,961	0.95%	0.55%	0.97%

For the Year Ended December 31, 2012(4)(5)
IB	$9.70	$0.19	$1.34	$1.53	$(0.17)	$(0.02)	$(0.19)	$11.04	15.80%	$64,616	0.95%	0.55%	1.56%

HIMCO VIT American Funds Blue Chip Income and Growth Fund
For the Year Ended December 31, 2016
IB	$10.38	$0.25	$1.56	$1.81	$(0.27)	$(2.45)	$(2.72)	$9.47	18.46%	$37,474	1.12%	0.58%	2.44%

For the Year Ended December 31, 2015
IB	$11.25	$0.23	$(0.58)	$(0.35)	$(0.33)	$(0.19)	$(0.52)	$10.38	(3.30)%	$36,874	1.13%	0.57%	2.07%

For the Year Ended December 31, 2014
IB	$12.31	$0.34	$1.38	$1.72	$(0.20)	$(2.58)	$(2.78)	$11.25	15.02%	$47,550	1.10%	0.57%	2.83%

For the Year Ended December 31, 2013(4)
IB	$10.11	$0.17	$3.02	$3.19	$(0.18)	$(0.81)	$(0.99)	$12.31	32.55%	$43,502	1.07%	0.57%	1.51%

For the Year Ended December 31, 2012(4)(5)
IB	$9.07	$0.15	$1.07	$1.22	$(0.12)	$(0.06)	$(0.18)	$10.11	13.53%	$39,920	1.07%	0.57%	1.67%

HIMCO VIT American Funds Bond Fund
For the Year Ended December 31, 2016
IB	$9.40	$0.14	$0.12	$0.26	$(0.34)	$(0.09)	$(0.43)	$9.23	2.66%	$135,755	0.83%	0.55%	1.45%

For the Year Ended December 31, 2015
IB	$9.60	$0.27	$(0.28)	$(0.01)	$(0.17)	$(0.02)	$(0.19)	$9.40	(0.06)%	$151,684	0.84%	0.54%	2.81%

For the Year Ended December 31, 2014
IB	$9.75	$0.14	$0.34	$0.48	$(0.17)	$(0.46)	$(0.63)	$9.60	4.98%	$189,076	0.81%	0.54%	1.42%

For the Year Ended December 31, 2013(4)
IB	$10.52	$0.17	$(0.42)	$(0.25)	$(0.22)	$(0.30)	$(0.52)	$9.75	(2.37)%	$236,846	0.79%	0.54%	1.67%

For the Year Ended December 31, 2012(4)(5)
IB	$10.52	$0.23	$0.29	$0.52	$(0.29)	$(0.23)	$(0.52)	$10.52	5.01%	$199,008	0.79%	0.54%	2.13%

See Portfolio Turnover information at the conclusion of Financial Highlights

36

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Global Bond Fund
For the Year Ended December 31, 2016
IB	$8.47	$0.02	$0.19	$0.21	$(0.13)	$—	$(0.13)	$8.55	2.40%	$10,312	1.25%	0.58%	0.28%

For the Year Ended December 31, 2015
IB	$8.98	$0.11	$(0.50)	$(0.39)	$(0.12)	$— (6)	$(0.12)	$8.47	(4.39)%	$10,559	1.25%	0.58%	1.29%

For the Year Ended December 31, 2014
IB	$9.66	$0.10	$0.05	$0.15	$(0.01)	$(0.82)	$(0.83)	$8.98	1.17%	$15,042	1.22%	0.63%	1.01%

For the Year Ended December 31, 2013(4)
IB	$11.10	$(0.06)	$(0.29)	$(0.35)	$(0.37)	$(0.72)	$(1.09)	$9.66	(3.03)%	$17,007	1.09%	0.59%	(0.59)%

For the Year Ended December 31, 2012(4)(5)
IB	$11.02	$0.24	$0.38	$0.62	$(0.31)	$(0.23)	$(0.54)	$11.10	5.83%	$38,193	1.07%	0.57%	1.69%

HIMCO VIT American Funds Global Growth and Income Fund
For the Year Ended December 31, 2016
IB	$6.56	$0.09	$0.37	$0.46	$(0.13)	$(0.90)	$(1.03)	$5.99	7.02%	$32,133	1.18%	0.54%	1.40%

For the Year Ended December 31, 2015
IB	$7.01	$0.10	$(0.20)	$(0.10)	$(0.24)	$(0.11)	$(0.35)	$6.56	(1.64)%	$38,341	1.17%	0.55%	1.49%

For the Year Ended December 31, 2014
IB	$11.24	$0.29	$0.32	$0.61	$(0.37)	$(4.47)	$(4.84)	$7.01	5.36%	$48,147	1.15%	0.57%	3.04%

For the Year Ended December 31, 2013(4)
IB	$9.58	$0.24	$1.84	$2.08	$(0.26)	$(0.16)	$(0.42)	$11.24	22.16%	$52,712	1.11%	0.56%	2.28%

For the Year Ended December 31, 2012(4)(5)
IB	$8.38	$0.23	$1.20	$1.43	$(0.23)	$—	$(0.23)	$9.58	17.30%	$74,927	1.10%	0.55%	2.05%

HIMCO VIT American Funds Global Growth Fund
For the Year Ended December 31, 2016
IB	$7.71	$0.06	$(0.01)	$0.05	$(0.14)	$(1.28)	$(1.42)	$6.34	0.15%	$15,641	1.44%	0.59%	0.87%

For the Year Ended December 31, 2015
IB	$7.35	$0.12	$0.36	$0.48	$(0.06)	$(0.06)	$(0.12)	$7.71	6.60%	$18,999	1.43%	0.59%	1.51%

For the Year Ended December 31, 2014
IB	$12.56	$0.08	$0.07	$0.15	$(0.12)	$(5.24)	$(5.36)	$7.35	1.97%	$20,704	1.42%	0.60%	0.75%

For the Year Ended December 31, 2013(4)
IB	$10.45	$0.08	$2.83	$2.91	$(0.06)	$(0.74)	$(0.80)	$12.56	28.77%	$24,509	1.34%	0.59%	0.71%

For the Year Ended December 31, 2012(4)(5)
IB	$8.74	$0.06	$1.86	$1.92	$(0.10)	$(0.11)	$(0.21)	$10.45	22.19%	$29,055	1.33%	0.58%	0.48%

See Portfolio Turnover information at the conclusion of Financial Highlights

37

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Global Small Capitalization Fund
For the Year Ended December 31, 2016
IB	$7.55	$0.01	$0.15		$0.16	$(0.03)	$(1.43)	$(1.46)	$6.25	1.67%	$35,581	1.17%	0.59%	0.16%

For the Year Ended December 31, 2015
IB	$7.64	$0.03	$(0.02)		$0.01	$—	$(0.10)	$(0.10)	$7.55	(0.03)%	$41,737	1.17%	0.58%	0.34%

For the Year Ended December 31, 2014
IB	$9.47	$(0.02)	$0.16		$0.14	$(0.03)	$(1.94)	$(1.97)	$7.64	1.75%	$50,478	1.15%	0.57%	(0.26)%

For the Year Ended December 31, 2013(4)
IB	$8.29	$0.03	$2.18		$2.21	$(0.09)	$(0.94)	$(1.03)	$9.47	27.89%	$61,224	1.13%	0.58%	0.30%

For the Year Ended December 31, 2012(4)(5)
IB	$7.83	$0.10	$1.23		$1.33	$(0.10)	$(0.77)	$(0.87)	$8.29	17.85%	$53,881	1.11%	0.56%	0.99%

HIMCO VIT American Funds Growth Fund
For the Year Ended December 31, 2016
IB	$9.83	$0.04	$0.76		$0.80	$(0.03)	$(4.01)	$(4.04)	$6.59	9.10%	$225,268	1.07%	0.54%	0.43%

For the Year Ended December 31, 2015
IB	$9.53	$0.03	$0.59		$0.62	$(0.09)	$(0.23)	$(0.32)	$9.83	6.50%	$257,086	1.09%	0.54%	0.26%

For the Year Ended December 31, 2014
IB	$13.09	$0.10	$0.70		$0.80	$(0.10)	$(4.26)	$(4.36)	$9.53	8.21%	$299,254	1.06%	0.54%	0.85%

For the Year Ended December 31, 2013(4)
IB	$10.45	$0.07	$3.00		$3.07	$(0.06)	$(0.37)	$(0.43)	$13.09	29.78%	$351,018	1.04%	0.54%	0.60%

For the Year Ended December 31, 2012(4)(5)
IB	$8.95	$0.05	$1.51		$1.56	$(0.03)	$(0.03)	$(0.06)	$10.45	17.56%	$333,889	1.04%	0.54%	0.50%

HIMCO VIT American Funds Growth-Income Fund
For the Year Ended December 31, 2016
IB	$9.86	$0.14	$0.87		$1.01	$(0.16)	$(2.99)	$(3.15)	$7.72	11.21%	$132,095	1.03%	0.54%	1.62%

For the Year Ended December 31, 2015
IB	$10.09	$0.13	$—	(6)	$0.13	$(0.11)	$(0.25)	$(0.36)	$9.86	1.19%	$146,681	1.04%	0.54%	1.32%

For the Year Ended December 31, 2014
IB	$13.26	$0.11	$1.03		$1.14	$(0.15)	$(4.16)	$(4.31)	$10.09	10.30%	$171,832	1.01%	0.54%	0.90%

For the Year Ended December 31, 2013(4)
IB	$10.20	$0.11	$3.23		$3.34	$(0.14)	$(0.14)	$(0.28)	$13.26	33.14%	$197,689	0.99%	0.54%	0.97%

For the Year Ended December 31, 2012(4)(5)
IB	$8.81	$0.13	$1.38		$1.51	$(0.12)	$—	$(0.12)	$10.20	17.16%	$183,220	0.99%	0.54%	1.29%

See Portfolio Turnover information at the conclusion of Financial Highlights

38

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds International Fund
For the Year Ended December 31, 2016
IB	$7.33	$0.07	$0.20	$0.27	$(0.10)	$(0.81)	$(0.91)	$6.69	3.27%	$130,696	1.18%	0.55%	0.99%

For the Year Ended December 31, 2015
IB	$7.85	$0.09	$(0.45)	$(0.36)	$(0.10)	$(0.06)	$(0.16)	$7.33	(4.83)%	$149,253	1.20%	0.55%	1.12%

For the Year Ended December 31, 2014
IB	$10.27	$0.09	$(0.36)	$(0.27)	$(0.12)	$(2.03)	$(2.15)	$7.85	(2.88)%	$180,339	1.17%	0.55%	0.98%

For the Year Ended December 31, 2013(4)
IB	$8.73	$0.09	$1.74	$1.83	$(0.11)	$(0.18)	$(0.29)	$10.27	21.23%	$226,400	1.15%	0.55%	0.99%

For the Year Ended December 31, 2012(4)(5)
IB	$7.54	$0.10	$1.22	$1.32	$(0.13)	$—	$(0.13)	$8.73	17.58%	$225,298	1.14%	0.54%	1.15%

HIMCO VIT American Funds New World Fund
For the Year Ended December 31, 2016
IB	$5.39	$0.02	$0.26	$0.28	$(0.12)	$(0.23)	$(0.35)	$5.32	4.89%	$18,573	1.52%	0.57%	0.41%

For the Year Ended December 31, 2015
IB	$5.65	$0.09	$(0.29)	$(0.20)	$(0.06)	$— (6)	$(0.06)	$5.39	(3.52)%	$21,292	1.51%	0.58%	1.61%

For the Year Ended December 31, 2014
IB	$9.17	$0.05	$(0.54)	$(0.49)	$(0.10)	$(2.93)	$(3.03)	$5.65	(8.17)%	$27,138	1.49%	0.59%	0.59%

For the Year Ended December 31, 2013(4)
IB	$9.46	$0.07	$0.89	$0.96	$(0.08)	$(1.17)	$(1.25)	$9.17	11.06%	$34,304	1.43%	0.58%	0.77%

For the Year Ended December 31, 2012(4)(5)
IB	$8.66	$0.07	$1.38	$1.45	$(0.15)	$(0.50)	$(0.65)	$9.46	17.47%	$51,697	1.41%	0.56%	0.61%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include expenses of the Master Funds.
(4)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Funds’ auditor.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(6)	Per share amount is less than $0.005.

See Portfolio Turnover information at the conclusion of Financial Highlights

39

HIMCO Variable Insurance Trust

Financial Highlights – (concluded)

	Portfolio Turnover Rate For the Year Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013(1)	December 31, 2012(1)
HIMCO VIT American Funds Asset Allocation Fund	9%	16%	11%	29%	14%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	19	18	15	16	23
HIMCO VIT American Funds Bond Fund	9	9	6	15	15
HIMCO VIT American Funds Global Bond Fund	22	5	12	10	8
HIMCO VIT American Funds Global Growth and Income Fund	3	3	7	4	5
HIMCO VIT American Funds Global Growth Fund	15	18	15	7	4
HIMCO VIT American Funds Global Small Capitalization Fund	24	16	5	11	4
HIMCO VIT American Funds Growth Fund	12	22	8	3	4
HIMCO VIT American Funds Growth-Income Fund	15	19	8	6	9
HIMCO VIT American Funds International Fund	16	14	6	4	7
HIMCO VIT American Funds New World Fund	6	11	16	6	8

(1)	Financial highlights for the fiscal years ended December 31, 2013 and December 31, 2012 were audited by the Predecessor Funds’ auditor.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and Shareholders of HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund (collectively the “Funds”), each a series of the HIMCO Variable Insurance Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013 and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated February 17, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund, as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2017

41

HIMCO Variable Insurance Trust

Trustees and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Board of Trustees (i) provides broad supervision over the affairs of the Trust and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management, Claren Road Asset Management, and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	24	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	24	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC, and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	24	None.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

42

HIMCO Variable Insurance Trust

Trustees and Officers (Unaudited) – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson currently serves as President of Hartford Investment Management and President of Hartford Life. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	24	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	24	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

CHRISTOPHER CONNER† (1970) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2016	Mr. Conner currently serves as Chief Compliance Officer of Hartford Life separate accounts and various Hartford entity broker-dealers. Prior to 2009, he served as Chief Compliance Officer and Counsel for Hartford Life Distributors, LLC.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.
†	Mr. Conner was appointed Chief Compliance Officer of the Trust effective August 4, 2016.

43

HIMCO Variable Insurance Trust

Trustees and Officers (Unaudited) – (concluded)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015	Mr. Fay currently serves as an Executive Vice President and Head of Business Operations of Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Fay served as Senior Vice President of Operations and Administration at The Hartford Bank. Before that Mr. Fay was a Senior Vice President and Chief Trust Officer for Guardian Life Insurance Company.	N/A	N/A

BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group and Chief Compliance Officer of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

HIMCO Variable Insurance Trust

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2016 through December 31, 2016.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Fund Name	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16(1)	Net Annualized Expense Ratio(2)
HIMCO VIT American Funds Asset Allocation Fund
Actual
Class IB	$1,000.00	$1,044.40	$4.42	0.86%
Hypothetical
Class IB	$1,000.00	$1,020.81	$4.37	0.86%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Actual
Class IB	$1,000.00	$1,079.60	$5.18	0.99%
Hypothetical
Class IB	$1,000.00	$1,020.16	$5.03	0.99%
HIMCO VIT American Funds Bond Fund
Actual
Class IB	$1,000.00	$974.70	$4.62	0.93%
Hypothetical
Class IB	$1,000.00	$1,020.46	$4.72	0.93%
HIMCO VIT American Funds Global Bond Fund
Actual
Class IB	$1,000.00	$950.00	$5.64	1.15%
Hypothetical
Class IB	$1,000.00	$1,019.36	$5.84	1.15%

45

HIMCO Variable Insurance Trust

Expense Example (Unaudited) – (concluded)

Fund Name	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16(1)	Net Annualized Expense Ratio(2)
HIMCO VIT American Funds Global Growth and Income Fund
Actual
Class IB	$1,000.00	$1,054.10	$6.09	1.18%
Hypothetical
Class IB	$1,000.00	$1,019.20	$5.99	1.18%
HIMCO VIT American Funds Global Growth Fund
Actual
Class IB	$1,000.00	$1,039.20	$5.84	1.14%
Hypothetical
Class IB	$1,000.00	$1,019.41	$5.79	1.14%
HIMCO VIT American Funds Global Small Capitalization Fund
Actual
Class IB	$1,000.00	$1,060.20	$6.84	1.32%
Hypothetical
Class IB	$1,000.00	$1,018.50	$6.70	1.32%
HIMCO VIT American Funds Growth Fund
Actual
Class IB	$1,000.00	$1,082.20	$4.66	0.89%
Hypothetical
Class IB	$1,000.00	$1,020.66	$4.52	0.89%
HIMCO VIT American Funds Growth-Income Fund
Actual
Class IB	$1,000.00	$1,080.30	$4.34	0.83%
Hypothetical
Class IB	$1,000.00	$1,020.96	$4.22	0.83%
HIMCO VIT American Funds International Fund
Actual
Class IB	$1,000.00	$1,047.00	$5.61	1.09%
Hypothetical
Class IB	$1,000.00	$1,019.66	$5.53	1.09%
HIMCO VIT American Funds New World Fund
Actual
Class IB	$1,000.00	$1,027.90	$6.93	1.36%
Hypothetical
Class IB	$1,000.00	$1,018.30	$6.90	1.36%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.
(2)	Net annualized expense ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Fees and Expenses of the accompanying Notes to Financial Statements.

46

HIMCO Variable Insurance Trust

Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not parties to the agreement or “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At an in-person meeting held on November 9-10, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement between Hartford Investment Management Company (“HIMCO” or the “Investment Manager”) and the Trust (the “Agreement”), on behalf of each of HVIT American Funds Asset Allocation Fund, HVIT American Funds Blue Chip Income and Growth Fund, HVIT American Funds Bond Fund, HVIT American Funds Global Bond Fund, HVIT American Funds Global Growth and Income Fund, HVIT American Funds Global Growth Fund, HVIT American Funds Global Small Capitalization Fund, HVIT American Funds Growth Fund, HVIT American Funds Growth-Income Fund, HVIT American Funds International Fund and HVIT American Funds New World Fund (each a “Fund” and, collectively, the “Funds”). Each Fund invests all of its assets directly in a corresponding portfolio of the American Funds Insurance Series (each a “Master Fund” and, collectively, the “Master Funds”) that is advised by Capital Research and Management Company (“CRMC”).

In connection with the renewal process and in advance of the Meeting, HIMCO provided information, including written responses and other supporting materials, to the Board in response to a request for information made on behalf of the Independent Trustees to facilitate the Board’s evaluation of the terms of the Agreement. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Meeting. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, shareholder services and the other services provided to the Funds by the Investment Manager and its affiliates. The Board also considered the in-person presentations by Fund officers and representatives of HIMCO concerning the Agreement.

Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives.

In determining whether to continue the Agreement for each Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. The Independent Trustees were also furnished with advice from their independent legal counsel, including advice regarding the legal standards applicable to their evaluation of the terms of the Agreement. Throughout the evaluation process, the Board was also assisted by counsel for the Funds. The Independent Trustees met in executive session with their independent legal counsel, outside the presence of the interested Trustee, Fund officers and representatives of HIMCO, to discuss the Agreement and the services provided by the Investment Manager and its affiliates. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Investment Manager

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Investment Manager. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Investment Manager. The Board considered that, because of the master-feeder structure, the portfolio management services provided by HIMCO to each Fund are limited to selecting a Master Fund, investing a Fund’s assets in that Master Fund, and monitoring the Master Fund’s performance as an investment for each Fund. The Board further considered the Investment Manager’s qualifications, experience and personnel. In this regard, they considered personnel changes at HIMCO since the Board’s initial approval of the Agreement, as well as expected changes to the team for the upcoming year. The Board also considered the possibility that, at some point in the future, HIMCO may recommend the withdrawal of one or more of the Funds from the master-feeder structure and the management of the Funds’ assets directly or through a sub-adviser.

47

HIMCO Variable Insurance Trust

Approval of Investment Management Agreement (Unaudited) – (continued)

The Board also requested and evaluated information concerning the Investment Manager’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about the Investment Manager’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about the Investment Manager’s compliance with applicable laws and regulations. The Board also noted the Investment Manager’s support of each Fund’s compliance control structure, particularly the resources devoted by the Investment Manager in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HIMCO and its affiliates to combat cybersecurity risks and invest in business continuity planning.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HIMCO.

Performance of the Funds and the Investment Manager

The Board considered the investment performance of the Funds, noting that performance information for periods prior to October 20, 2014 related to that of series of Hartford Series Fund, Inc. (the “Predecessor Funds”) which were reorganized into the corresponding Funds on that date (the “Reorganization”). The Board noted that, prior to the Reorganization, Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Funds. The Board reviewed the performance of the Funds over different time periods presented in the materials and evaluated HIMCO’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Investment Manager concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of each Fund was within expectations in light of each Fund’s objective of tracking the performance of the relevant Master Fund.

In light of all the considerations noted above, the Board concluded that, while there could be no guarantee of future results, the overall performance of the Funds and their corresponding Master Funds was satisfactory.

The Board considered the detailed investment analytics reports provided by HIMCO throughout the year. These reports include, among other things, information on each Fund’s returns, each Fund’s investment performance relative to the benchmark and various statistics concerning each Fund’s portfolio.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIMCO’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Investment Manager

The Board reviewed information regarding HIMCO’s cost to provide investment management and related services to each Fund and HIMCO’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIMCO and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. The Board noted that the analysis provided to the Board reflected HIMCO’s projected expenses and profitability for the 2017 fiscal year. The Board also reviewed the fees paid to participating insurance companies from HIMCO’s assets, including any profits.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Investment Manager and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Investment Manager

The Board considered the comparative information that had been provided with respect to the services rendered to and management fees paid by each Fund to HIMCO and the total expense ratios of each Fund. In this regard, the Board reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of peer funds. The total expense ratio comparisons included other feeder funds that invest in the Master Funds, while the contractual management fee comparison included a larger group of funds, including non-master-feeder mutual funds, which employ investment strategies similar to the respective Master Fund. The Board also reviewed the different types of fees charged to each Fund, noting that there had been no changes to the management fees or expense reimbursement arrangements since they were originally approved in April 2014. The Board considered that the management fee for each Fund includes the provision by HIMCO of certain administrative services to the Fund.

48

HIMCO Variable Insurance Trust

Approval of Investment Management Agreement (Unaudited) – (concluded)

While the Board recognized that comparisons between the Funds and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Investment Manager, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and total operating expenses.

The Board also noted that each Fund and its shareholders bear the fees and expenses of the Fund and the Master Fund in which it invests, with the result that each Fund’s expenses are generally higher than those of other mutual funds that invest directly in securities. The Board considered that each Master Fund may have other shareholders, each of whom pay their proportionate share of the Master Fund’s expenses. The Board also considered that the Investment Manager had contractually agreed to waive a portion of its management fees and limit certain other expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board noted that the management fee schedule for each Master Fund includes breakpoints that are designed to reduce the management fee rates as the Master Fund’s average daily net assets increase. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also noted that expense limitations that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Investment Manager and its affiliates from their relationships with each Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by an affiliate of HIMCO.

The Board also considered that HIMCO Distribution Services Company (“HDSC”), an affiliate of HIMCO, serves as principal underwriter of the Funds. As principal underwriter, HDSC receives distribution and service (12b-1) fees from each Fund. The Board reviewed information on the profitability of HDSC and noted that HDSC pays all 12b-1 fees received from the Funds to participating insurance companies or their affiliated broker-dealers, including insurance companies affiliated with HIMCO.

* * * *

Based upon its review of these various factors, among others, the Board, including all of the Independent Trustees, concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

49

HIMCO Variable Insurance Trust

Main Risks (Unaudited)

The main risks of investing in the Funds are described below. Each Fund is exposed to these risks through its investment in the corresponding Master Fund.

	Asset Allocation Fund	Blue Chip Income and Growth Fund	Bond Fund	Global Bond Fund	Global Growth and Income Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	Growth-Income Fund	International Fund	New World Fund
Asset Allocation Risk	x
Call Risk	x		x	x							x
Credit Risk	x		x	x							x
Derivatives Risk			x
Dividend Paying Security Investment Risk	x	x			x				x
Dollar Rolls Risk			x
Emerging Markets Risk				x	x	x	x			x	x
Foreign Investments Risk	x	x	x	x	x	x	x	x	x	x	x
Growth Orientation Risk	x	x			x	x	x	x	x	x	x
Interest Rate Risk	x		x	x							x
Investment Strategy Risk	x	x	x	x	x	x	x	x	x	x	x
Junk Bond Risk	x		x	x							x
Market Risk	x	x	x	x	x	x	x	x	x	x	x
Master-Feeder Structure Risk	x	x	x	x	x	x	x	x	x	x	x
Mortgage- and Asset-Backed Securities Risk			x	x
Non-Diversification Risk				x
Small Cap Stock Risk							x				x
To Be Announced (TBA) Securities Risk			x
U.S. Government Securities Risk	x		x	x

Asset Allocation Risk – The risk that if the strategy of the Master Fund’s investment adviser for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

50

HIMCO Variable Insurance Trust

Main Risks (Unaudited) – (continued)

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the investment manager’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Dividend Paying Security Investment Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Dollar Rolls Risk – Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Growth Orientation Risk – The price of a growth company’s stock may decrease, or it may not increase to the level that the Master Fund’s investment adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Master Fund is out of favor, the Master Fund may underperform other equity funds that use different investing styles.

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.

Investment Strategy Risk – The investment strategy of the Master Fund’s investment adviser will influence performance significantly. If the investment strategy of the Master Fund’s investment adviser does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Master Fund’s investment objective will be achieved.

Junk Bond Risk – Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality

51

HIMCO Variable Insurance Trust

Main Risks (Unaudited) – (concluded)

securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Master-Feeder Structure Risk – Because it invests in the Master Fund, the Fund is also subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in a Master Fund. As shareholders of a Master Fund, feeder funds, including the Fund, vote on matters pertaining to their respective Master Fund. Feeder funds with a greater pro rata ownership in a Master Fund could have effective voting control of the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of an Master Fund borne by the remaining feeder fund shareholders, including the applicable fund.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Non-Diversification Risk – The Master Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund. Consequently, the Fund is also non-diversified. Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified Fund.

Small Cap Stock Risk – Small capitalization stocks may be more risky than stocks of larger companies. Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy increased transaction costs

To Be Announced (TBA) Securities Risk – TBA investments involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. government securities may be guaranteed as to the timely payment of interest and principal but not market value. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

52

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information,

only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy

Policy, which governs information we collect on our

website and our affiliate websites, which is available at

Online Privacy Policy.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal

Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is prepared for the general information of contract owners and is not an offer to buy or sell an annuity contract, fund or any security. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of HIMCO Variable Insurance Trust Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.HVITFunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

American Funds Insurance Series®
Annual report for the year ended December 31, 2016

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Special feature

46	We believe in investing in global companies for the long term.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

50	Global Growth Fund

53	Global Small Capitalization Fund

57	Growth Fund

60	International Fund

64	New World Fund®

68	Blue Chip Income and Growth Fund

71	Global Growth and Income Fund

74	Growth-Income Fund

77	International Growth and Income Fund

80	Capital Income Builder®

84	Asset Allocation Fund

89	Global Balanced Fund

94	Bond Fund

100	Global Bond Fund

105	High-Income Bond Fund

110	Mortgage Fund

114	Ultra-Short Bond Fund

115	U.S. Government/AAA-Rated Securities Fund

119	Managed Risk Growth Fund

120	Managed Risk International Fund

121	Managed Risk Blue Chip Income and Growth Fund

122	Managed Risk Growth-Income Fund

123	Managed Risk Asset Allocation Fund

124	Financial statements

Fellow investors:

Global stocks on the whole rallied in 2016, with the MSCI ACWI1 (All Country World Index) gaining 7.86%. Signs of economic stabilization and accommodative central bank stimulus measures in many countries helped to diminish investors’ worries about China’s sluggish growth, Britain’s decision to leave the European Union and the surprise election of a political newcomer.

U.S. stocks closed higher, with the MSCI USA Index1 gaining 11.61%. U.S. economic data was generally positive, helped in part by continued strength in corporate earnings and employment numbers. Higher oil and commodity prices also lifted the market, as energy prices rebounded from last year’s selloff. Investors, after a brief period of concern, welcomed the new U.S. administration on hopes the government would follow through on campaign pledges to cut taxes, reduce regulations and increase infrastructure spending. The U.S. Federal Reserve raised interest rates only once in 2016, and indicated it would proceed cautiously.

European stocks rose in local currency terms, despite growing political tensions. The MSCI Europe Index1 marginally

See page 2 for footnotes.

declined 0.40% for dollar-based investors, with Italy (–10.45%) and Ireland (–7.07%) posting some of the weakest returns. Shortly after the Brexit decision, investor sentiment reversed course when it became apparent that the European and U.K. economies would not suffer immediate consequences. Japanese equities also advanced, with the MSCI Japan Index1 finishing the year 2.38% higher. The Bank of Japan continued aggressive fiscal and monetary policy to stimulate its lethargic economy, adopting negative interest rates and announcing a 28 trillion yen fiscal package shortly after Prime Minister Shinzo Abe’s ruling coalition won a majority of seats in Japan’s upper house.

Emerging markets registered their strongest gains since 2012. A rebound in commodity prices, accommodative monetary policies and reform efforts in select countries contributed to higher returns, as the MSCI EM (Emerging Markets) Index1 climbed 11.19%. Brazil (+66.24%), Russia (+54.82%), Indonesia (+16.98%) and South Africa (+17.91%) were among the biggest gainers. Elsewhere in emerging markets, Chinese stocks were up marginally as the MSCI China Index1 rose 0.90%, reversing steep

American Funds Insurance Series	1

first-quarter losses. The government’s stimulus measures, such as a reduction in the amount of cash banks must hold as reserves and relaxed property purchase regulations, helped alleviate worries over the country’s economic health and devaluation of its currency.

In bond markets, U.S. investment-grade and high-yield corporates advanced 6.11% and 17.13%, respectively, as investors sought higher yields than those offered by U.S. Treasuries. The Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above), was up 2.09%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) improved 2.65%. The 10-year Treasury yield, which stood at 2.27% on December 31, 2015, rose to 2.45% based on expectations of additional rate hikes by the Federal Reserve. U.S. dollar–denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3, rose 10.19% as their higher yields were popular in a low-rate environment.

In currency markets, the U.S. dollar appreciated against most currencies. In developed markets, the Japanese yen (+3.14%) and Canadian dollar (+3.58%) advanced against the U.S. dollar. Among major currencies, the euro declined 2.90% against the U.S. dollar, led by the European Central Bank’s aggressive bond-buying program and significant outflows from European financial assets. The Swiss franc weakened as well, falling 1.51%. The British pound plummeted 16.16% against the greenback, highlighted by a rapid drop after the June 23 Brexit vote. Among developing markets, the Brazilian real (+21.55%) and Russian ruble (+19.64%) finished strong, while the Mexican peso (–16.17%), Chinese renminbi (–6.56%) and Indian rupee (–2.53%) all lost ground. Currency returns are calculated by MSCI.

Looking ahead

The U.S. economy will likely continue to grow at a moderate pace, even as some countries around the globe struggle with sluggish growth and low inflation. While the new presidential administration poses uncertainties in areas such as fiscal stimulus, foreign relations and U.S. partner trade agreements, markets appear optimistic on hopes that its policies will spur growth.

While the Fed may maintain a cautious approach regarding future interest rate hikes, the direction of interest rates in the medium term is more likely up than down. We will closely monitor the impact to securities markets and currencies. If higher rates are due to stronger economic growth, that should be positive for stocks. If the reason is inflation without growth, that would not be as positive. Higher rates can also present a headwind for bonds, but then set up better investment rates for the future.

The combination of rising rates and political uncertainty in the U.S., as well as geopolitical events in Europe and the Middle East, could cause more volatility going forward. That is not a negative per se. Volatility often creates opportunities for long-term investors. Our goal is to see through the uncertainty and focus on the fundamental outlook for each company that we evaluate.

Our investment approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. We continue to have confidence this will remain the case. We thank you for your support and look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro

President

February 7, 2017

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

1Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

2Bloomberg Barclays source: Bloomberg Index Services Ltd.

3This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund*, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See page 220 for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts on pages 5 to 45 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Ultra-Short Bond Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of miscellaneous expenses. The waivers and reimbursements will be in effect through at least May 1, 2018, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth Fund.SM The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International Fund.SM The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth Fund.SM The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income Fund.SM The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

*Effective May 1, 2016, Cash Management Fund converted to American Funds Insurance Series — Ultra-Short Bond Fund.SM

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 0.62% for the 12 months ended December 31, 2016, compared with a 7.86% increase for the MSCI ACWI (All Country World Index).*

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. Emerging markets rose as central banks globally provided further stimulus.

Strong stock selection in information technology boosted fund results, led by technology companies Nintendo, TSMC and AAC Technologies Holdings. Nintendo shares rose 50% for the year following the release of mobile game phenomenon “Pokémon GO.” TSMC, chip contract manufacturer for Apple, also rose, boosted by the release of Apple’s iPhone 7.

Exposure to health care detracted from fund results, held back by double-digit declines registered by pharmaceutical companies Novo Nordisk, Vertex Pharmaceuticals and Regeneron Pharmaceuticals.

Stocks of companies domiciled in Japan, China and Taiwan were additive to results, while stocks of companies based in the U.S., Denmark and the U.K. lagged.

Despite mixed economic growth outside the U.S., the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Percent of net assets

Country diversification

The Americas
United States	40.2%
Canada	1.9
Brazil	.9

43.0

Europe
United Kingdom	7.1
France	5.1
Netherlands	2.9
Denmark	2.0
Switzerland	1.8
Spain	1.7
Germany	1.5
Sweden	1.4

Europe (continued)
Finland	1.1%
Other	1.8

26.4

Asia/Pacific Basin
Japan	9.1
Taiwan	4.3
China	3.6
India	3.0
Hong Kong	2.3
South Korea	1.0
Other	.8

24.1

Other regions
South Africa	1.0%

Short term securities & other assets less liabilities	5.5

Total	100.0%

Percent of net assets

Largest

equity securities

Amazon	5.54%
TSMC	4.26
Home Depot	2.67
ASML	2.57
Nintendo	2.18

Alphabet	2.13%
Facebook	1.91
Murata Manufacturing	1.80
Regeneron Pharmaceuticals	1.72
JPMorgan Chase	1.71

4	American Funds Insurance Series

Global Growth Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1.87%	12.03%	6.24%	9.12%	.56%
Class 2.62	11.75	5.98	8.85	.81
Class 4.37	11.56	5.75	8.59	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 2.10% for the 12 months ended December 31, 2016, meaningfully trailing its benchmark, the MSCI All Country World Small Cap Index,* which gained 11.59%.

The U.S. economy accelerated, but it was a challenging period for global markets. China is in the midst of an economic slowdown, and Japan is slowly recovering from its recession.

Energy holdings aided returns as the price of oil rebounded during the period, led by Laredo Petroleum. Health care stocks were the biggest detractors, with Endo International and Myriad Genetics lagging the most. A relatively low concentration in financials stocks hurt results. Consumer discretionary stocks — the fund’s largest sector by concentration — lagged. A low concentration in U.S.-domiciled companies detracted from returns.

Although the market seemed to value innovative companies less than it had in the past — and instead rewarded short-term winners from the election and the interest rate cycle — we think powerful long-term investments can be found among companies with innovative products and services that are changing the way people live around the globe. We also continue to believe there are better values outside the U.S. stock market that grow more compelling every day.

While we are disappointed in our results, we believe our investment process will continue to serve us well, just as it has for decades.

Percent of net assets

Country diversification

The Americas
United States	42.9%
Canada	2.3
Other	1.5

46.7

Asia/Pacific Basin
China	6.2
Japan	5.1
India	4.0
Philippines	2.2
Thailand	2.1

Asia/Pacific Basin (continued)
Hong Kong	1.7%
Indonesia	1.1
Other	1.6

24.0

Europe
United Kingdom	12.0
Germany	2.6
Italy	1.2
Ireland	1.0
Other	5.0

21.8

Other regions
Other	.3%

Short-term securities & other assets less liabilities	7.2

Total	100.0%

Percent of net assets

Largest

equity securities

Qorvo	2.43%
GW Pharmaceuticals	1.98
Laredo Petroleum	1.65
InterOil	1.45
China Biologic	1.40

Domino’s Pizza	1.38%
Essent Group	1.32
Insulet	1.31
International Container Terminal Services	1.15
Cedar Fair	1.14

6	American Funds Insurance Series

Global Small Capitalization Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since April 30,1998)	Expense ratio

Class 1	2.35%	9.92%	3.89%	8.98%	.74%
Class 2	2.10	9.65	3.63	8.71	.99
Class 4	1.85	9.39	3.38	8.44	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 9.49% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks continued to rally after the surprise U.S. presidential election result, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. A rebound in commodities lifted the energy sector, while financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment.

Strong stock selection in consumer discretionary and information technology boosted fund results. Most notably, Nintendo, Charter Communications and ASML were among the fund’s top contributors to relative returns, with Nintendo’s stock price increasing 50%. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

Health care stocks detracted on an absolute and relative basis, with Centene, Express Scripts, Vertex Pharmaceuticals and Regeneron Pharmaceuticals among the top five detractors to relative returns.

Overall, the fund’s modest holdings outside the U.S. added relative value. Canada, the Netherlands and Taiwan were primary contributors, while the U.S., the U.K. and Ireland were the main detractors.

The fund’s portfolio managers are keeping a close watch on the U.S. economy, looking past the rhetoric of the presidential election and evaluating the implications of policy changes on issues ranging from health care and trade to reform regulations and taxes on domestic companies. Portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

Percent of net assets

Largest

equity securities

Amazon	5.62%
Facebook	4.16
Microsoft	3.20
UnitedHealth Group	2.71
Apple	2.64

Home Depot	2.42%
Berkshire Hathaway	2.42
Broadcom	2.36
Comcast	2.32
ASML	2.10

8	American Funds Insurance Series

Growth Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	9.77%	14.54%	7.13%	12.38%	.35%
Class 2	9.49	14.26	6.86	12.08	.60
Class 3	9.56	14.34	6.93	12.18	.53
Class 4	9.22	14.01	6.61	11.83	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: S&P Dow Jones Indices LLC.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 3.53% for the 12 months ended December 31, 2016. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,* rose 4.50%.

The year was difficult for non-U.S. stock markets beginning with worries about China’s slowing growth and property bubble, and continuing with “Brexit” and the implications for companies in the euro zone. Europe continued its struggles to grow. Japan is treading water and not making much progress.

The U.S. economy strengthened, and so did the U.S. dollar, which tends to have a negative impact on emerging markets. One point of consolation for emerging markets was that oil prices rebounded, which helped soothe fears of a further deflationary environment.

The fund took advantage of the rally in commodities — as some materials stocks soared — helped especially by miners First Quantum Minerals and Fortescue Metals, both of which doubled. Energy stocks did well, but a lower exposure hurt results. Information technology stocks aided returns, led by Nintendo and Tencent. After strong returns in health care in recent years, many holdings lagged, most notably Novartis.

Some proposed U.S. policies may lead to inflation and trade barriers for non-U.S. companies, which could have a negative impact on growth and stock markets. Therefore, we strive to have a balanced approach and look for companies that will be least impacted by macroeconomic driven events. That is why we take a diversified approach, and invest in different geographies, industries and ultimately companies that can control their own destiny through efficiencies or innovative products.

Percent of net assets

Country diversification

Asia/Pacific Basin
Japan	12.3%
Hong Kong	9.3
India	7.2
China	7.0
South Korea	4.4
Australia	2.0
Philippines	1.0
Other	.8

44.0

Europe
United Kingdom	14.0
France	8.0

Europe (continued)
Switzerland	6.4%
Netherlands	3.6
Germany	3.4
Spain	2.1
Belgium	1.1
Other	2.7

41.3

The Americas
Canada	3.7
Other	1.2

4.9

Other regions
South Africa	1.4%
Israel	.8

2.2

Short-term securities & other assets less liabilities	7.6

Total	100.0%

Percent of net assets

Largest

equity securities

Tencent	3.14%
Novartis	3.02
AIA Group	2.62
HDFC Bank	2.60
Altice	2.39

Airbus Group	2.27%
Alibaba Group Holding	2.21
Samsung Electronics	2.15
Royal Dutch Shell	1.90
BNP Paribas	1.71

10	American Funds Insurance Series

International Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	3.78%	6.92%	2.64%	7.74%	.54%
Class 2	3.53	6.65	2.38	7.47	.79
Class 3	3.57	6.72	2.45	7.55	.72
Class 4	3.21	6.42	2.14	7.21	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund gained 5.26% for the 12 months ended December 31, 2016. Its benchmark indexes, the MSCI ACWI (All Country World Index) and the MSCI Emerging Markets Index,* rose 7.86% and 11.19%, respectively.

Oil and commodities struggled in the first part of the year, and investors remained wary of China’s slowing growth. June’s Brexit vote took the financial and political worlds by surprise, causing the markets to temporarily falter. The European economy has begun to improve, but at a very slow pace. The U.K. cut interest rates to historic lows in an effort to stave off recession. A number of countries have taken interest rates into negative territory to spur growth, but the move seems to be having little effect.

Select consumer discretionary holdings were beneficial to the fund, with Domino’s Pizza and Kroton Educacional both contributing to relative returns. An increased exposure to companies based in Brazil — most notably oil giant Petrobras — boosted results, while low exposure to materials stocks — particularly mining companies — detracted. China Biologic was a key detractor, hurt by its relatively high valuation and the country’s weak market.

While the broad stock market has moved positively in the short term given the new populist policies, it will be some time before we know how it will respond to the new U.S. presidential administration on matters of trade, taxation and spending. The fund’s managers continue to carefully monitor the portfolio while also looking for promising investment opportunities in this uncertain fiscal and economic environment.

Percent of net assets

Country diversification

Asia/Pacific Basin
India	11.1%
China	10.6
Japan	6.5
Indonesia	2.8
Taiwan	2.6
Hong Kong	1.5
Australia	1.5
Thailand	1.1
Other	.5

38.2

The Americas
United States	12.9
Brazil	7.6

The Americas (continued)
Mexico	3.5%
Other	1.2

25.2

Europe
France	5.6
Russian Federation	5.4
United Kingdom	3.0
Italy	2.2
Switzerland	1.5
Denmark	1.0
Other	2.5

21.2

Other regions
South Africa	4.0%
Other	.4

4.4

Short-term securities & other assets less liabilities	11.0

Total	100.0%

Percent of net assets

Largest

equity securities

Reliance Industries	3.02%
Murata Manufacturing	3.02
ArcelorMittal	2.69
TSMC	2.62
UniCredit	2.18

Naspers	1.99%
Lenta	1.78
Domino’s Pizza	1.71
Baidu	1.42
China Biologic	1.42

12	American Funds Insurance Series

New World Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio

Class 1	5.59%	4.54%	3.87%	7.71%	.78%
Class 2	5.26	4.27	3.61	7.44	1.03
Class 4	5.04	4.04	3.36	7.18	1.28

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 18.70% for the 12 months ended December 31, 2016, beating its benchmark index, Standard & Poor’s 500 Composite Index,* which rose 11.96%.

A surprising presidential election result means the incoming administration likely will pursue different economic policies. A more pro-business economic agenda could accelerate growth, and the stock market has maintained momentum in anticipation. At the same time, expectations for higher interest rates and inflation have risen, leading to strength in financials stocks.

Canadian Natural Resources and Halliburton led the way for energy stocks, which were strong contributors as oil experienced a rebound. Materials holdings Freeport-McMoRan and Vale both doubled during the year. Industrials stocks benefited the fund. Health care stocks were notable detractors as top holding Amgen lost ground. Government intervention in the health care industry looms large after the election and is an issue we continue to monitor.

The changing macroeconomic environment meant financials had an impressive run in recent months in reaction to higher rates and other favorable policy developments.

The U.S. economy strengthened throughout the year and seems strong enough to absorb anticipated further interest rate increases. But such expectations need to be balanced considering that a pro-business stance on regulation and reduced taxes, while potentially good for consumer spending, could have the negative effect of protectionist policies. We are paying careful attention to these factors.

Percent of net assets

Largest

equity securities

AbbVie	4.59%
JPMorgan Chase	3.67
ExxonMobil	3.31
AT&T	3.26
Intel	3.14

Amgen	3.14%
Halliburton	3.00
Altria	2.94
Canadian Natural Resources	2.83
Apple	2.64

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

Class 1	19.06%	15.31%	6.65%	6.21%	.41%
Class 2	18.70	15.02	6.39	5.94	.66
Class 4	18.49	14.87	6.18	5.72	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: S&P Dow Jones Indices LLC.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 7.34% for the 12 months ended December 31, 2016, in line with the MSCI ACWI (All Country World Index),* which rose 7.86%.

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. The fund appears to have weathered volatility thanks to its diversified holdings and idiosyncratic stock selection.

The best contributor to fund results was the information technology sector, due both to a large concentration and good stock selection. The fund’s holdings in Nintendo and TSMC boosted results. A lower exposure and stock choice in health care also helped the fund on a relative basis, as did a lower exposure to financials.

While the fund’s cash position of about 8% was the greatest detractor to relative returns, the consumer discretionary sector also hindered on a relative basis. In consumer discretionary, Barratt Developments and ProSiebenSat.1 Media SE were among the top five detractors to relative returns.

Given uncertainty in global markets, the fund’s cash position enables portfolio managers to better navigate a challenging environment by focusing on opportunities when stock prices are favorable. The fund’s portfolio managers are also optimistic they can continue to uncover promising long-term investment opportunities, and companies with sustainable dividends and income.

Percent of net assets

Country diversification

The Americas
United States	40.1%
Canada	3.5
Mexico	2.3
Brazil	1.2

47.1

Europe
United Kingdom	11.1
France	3.7
Switzerland	3.2
Germany	2.7
Italy	1.9
Netherlands	1.6

Europe (continued)
Denmark	1.2%
Other	1.9

27.3

Asia/Pacific Basin
Japan	6.8
Taiwan	3.8
India	2.3
Australia	2.2
China	1.9
Other	1.9

18.9

Other regions
South Africa	.8%

Short term securities & other assets less liabilities	5.9

Total	100.0%

Percent of net assets

Largest

equity securities

TSMC	3.33%
Microsoft	2.78
UnitedHealth Group	2.46
Nintendo	2.36
British American Tobacco	2.30

Royal Dutch Shell	1.84%
Broadcom	1.77
ICICI Bank	1.61
Chevron	1.52
Infraestructura Energética Nova, SAB de CV	1.45

16	American Funds Insurance Series

Global Growth and Income Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	7.61%	10.31%	4.99%	5.66%	.63%
Class 2	7.34	10.01	4.73	5.39	.88
Class 4	7.04	9.80	4.49	5.15	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 11.51% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%.

U.S. stocks rose, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. An increase in commodity prices lifted the energy sector. Meanwhile, financial stocks rose spurred by rising interest rates and the potential for a looser regulatory environment. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk, while emerging markets advanced as central banks globally provided further stimulus.

Regarding the fund, stock selection in materials contributed most to the fund’s returns on a relative basis. As iron ore prices climbed, Brazilian metals and mining company Vale experienced a triple digit return that was among the top contributors to the fund’s relative returns. U.S. mining company Freeport McMoRan was also additive as its share price rose, having plummeted 70% in 2015. An overweight position and good stock selection in the energy sector were also additive to results, given the turnaround in energy prices.

The fund’s weakest sectors on a relative basis were health care, consumer staples and financials. Health care was the biggest detractor to relative returns, and Amgen, Gilead Sciences and Illumina dragged the most.

The portfolio managers exercise caution when considering the potential impact on the U.S. economy and markets that could result from the new administration’s approach to health care, infrastructure, fiscal policy, taxes and trade. Should uncertainty eventually result in increased volatility, the fund’s healthy cash position can give portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

Percent of net assets

Largest

equity securities

Amazon	3.36%
Texas Instruments	2.21
Verizon Communications	2.05
Microsoft	2.01
Amgen	2.00

Netflix	1.88%
Broadcom	1.75
Alphabet	1.73
AbbVie	1.71
JPMorgan Chase	1.65

18	American Funds Insurance Series

Growth-Income Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	11.80%	14.73%	6.56%	11.13%	.29%
Class 2	11.51	14.44	6.29	10.82	.54
Class 3	11.59	14.52	6.36	10.93	.47
Class 4	11.25	14.19	6.04	10.58	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: S&P Dow Jones Indices LLC.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund rose 1.44% for the 12 months ended December 31, 2016, while the MSCI ACWI (All Country World Index) ex USA* gained 4.50%.

U.S. stocks continued to advance after the unexpected U.S. presidential election result, led by positive economic news and strong quarterly earnings from several companies. European stocks declined slightly amid weak economic growth, deflationary pressures and increasing political risk ahead of key elections in 2017, including in Germany and France. Emerging markets rose as central banks globally provided further stimulus.

The best contributors to the fund in absolute terms were the materials and energy sectors due in part to good stock selection. The growing probability of increased infrastructure spending and a rebound in commodities lifted both sectors, respectively. Stock selection in telecommunication services also helped the fund on a relative basis.

On the downside, utilities hindered the most in relative terms due to an overweight position and investment selection. Stock selection in industrials and utilities also detracted from the fund’s relative returns. By region, holdings in the U.K. hurt results the most on a relative basis, as the British pound lost ground relative to the U.S. dollar.

While economic conditions remain mixed in many countries, the fund’s portfolio managers are optimistic that our global research and the fund’s flexible mandate will help us continue to identify attractive investment opportunities.

Percent of net assets

Country diversification

Europe
United Kingdom	24.9%
France	6.9
Switzerland	5.1
Spain	4.7
Sweden	2.8
Germany	2.2
Portugal	1.7
Finland	1.1
Other	2.9

52.3

Asia/Pacific Basin
Hong Kong	8.7%
Japan	5.1
Taiwan	2.5
Thailand	2.5
India	1.5
Australia	1.3
Other	1.4

23.0

The Americas
Canada	5.0
United States	4.6
Brazil	1.1
Other	1.2

11.9

Other regions
Israel	1.7%
South Africa	1.4
Other	1.6

4.7

Short term securities & other assets less liabilities	8.1

Total	100.0%

Percent of net assets

Largest

equity securities

Philip Morris International	3.49%
Royal Dutch Shell	3.00
Imperial Brands	2.57
SSE	2.35
BP	2.34

Novartis	2.16%
Cheung Kong Infrastructure	2.11
British American Tobacco	1.77
Teva Pharmaceutical	1.70
EDP	1.69

20	American Funds Insurance Series

International Growth and Income Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	1.71%	5.45%	8.66%	.68%
Class 2	1.44	5.17	8.38	.93
Class 4	1.18	4.99	8.16	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, rose 4.08% for the 12 months ended December 31, 2016. During the same period, the MSCI ACWI (All Country World Index)1 rose 7.86%. The Bloomberg Barclays U.S. Aggregate Index2 gained 2.65%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 rose 6.42%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, increased 7.28%.

In the equity portfolio, the best contributors to the fund in relative terms were the health care, financials and information technology sectors due in part to good stock selection. Verizon Communications registered double-digit gains amid mergers-and-acquisitions activity. While the fixed income portfolio detracted from the fund’s relative returns, investments in bonds continue to provide the opportunity for downside protection.

The weakest sectors for the fund in relative terms were the consumer discretionary, utilities and materials sectors. Greene King and Gannett both suffered double-digit losses and were among the top five detractors to relative returns. On a country basis, holdings in the U.K. detracted from the fund’s relative returns the most, as the British pound depreciated against the U.S. dollar.

Portfolio managers expect the new administration and new Congress to reduce regulation for financial services firms, which should boost companies’ return on equity and result in higher dividends for the fund’s equity investments. Lower worldwide production and higher demand are expected to help energy prices, which in turn will improve dividend prospects for holdings in the sector. While portfolio managers do not expect the new administration to affect legislation that will impact drug pricing, drug prices are a potential headline risk for health care stocks. The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

Percent of net assets

Country diversification

The Americas
United States	51.1%
Canada	3.1

54.2

Europe
United Kingdom	15.6
Sweden	2.9
Finland	2.1
France	2.1
Switzerland	2.0
Portugal	1.5
Other	2.8

29.0

Asia/Pacific Basin
Hong Kong	2.8%
Taiwan	1.9
Singapore	1.8
Japan	1.6
Australia	1.6
Other	1.1

10.8

Other regions
United Arab Emirates	.2

Short term securities & other assets less liabilities	5.8%

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2014)	Expense ratio

Class 1	4.17%	1.12%	.54%
Class 2	4.08	1.08	.80
Class 4	3.78	.64	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Source: Bloomberg Index Services Ltd.

3Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

4Source: Thomson Reuters Lipper.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 9.41% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 the benchmark for the fund’s equity holdings, gained 11.96% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.65%. A blend of the two indexes, the 60%/40% S&P 500/ Bloomberg Barclays U.S. Aggregate Index,3 advanced 8.31%.

U.S. stocks advanced, rebounding from losses at the beginning of the year. The U.S. was a clear leader in terms of economic growth compared to other major economies around the world. While an increase in commodity prices lifted the energy sector, financial stocks also rose spurred by rising interest rates and the potential for a looser regulatory environment. Bonds also advanced, led by high-yield corporates.

Stock selection in the health care, information technology and consumer discretionary sectors contributed most to the fund’s relative returns. TSMC, a chip contract manufacturer for Apple, added most to the fund’s relative returns, boosted by the release of Apple’s iPhone 7. UnitedHealth Group was also additive, led by strong earnings and projected revenue growth of its health services division, Optum.

Holdings in the energy and industrials sectors detracted the most on a relative basis.

The fund’s fixed income holdings were led by an overweight position in high-yield corporate bonds. Issuers in the materials and energy sectors were among the top five contributors. Federal agency mortgage-backed securities also accounted for gains.

The portfolio managers continue to evaluate the implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade on the U.S. economy and market sectors. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Percent of net assets

Largest

equity securities

Microsoft	3.58%
JPMorgan Chase	2.46
Philip Morris International	2.12
TSMC	2.08
Comcast	1.89

UnitedHealth Group	1.84%
DuPont	1.71
Lockheed Martin	1.62
Chubb	1.54
Johnson & Johnson	1.45

24	American Funds Insurance Series

Asset Allocation Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	9.69%	11.22%	6.22%	8.42%	.29%
Class 2	9.41	10.94	5.96	8.13	.54
Class 3	9.49	11.02	6.03	8.22	.47
Class 4	9.16	10.76	5.74	7.89	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Source: Bloomberg Index Services Ltd.

3Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 4.48% for the 12 months ended December 31, 2016. The MSCI ACWI (All Country World Index),1 which measures global stocks, gained 7.86%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of investment-grade bonds (rated BBB/Baa and above), increased 2.09%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index3 rose 5.69%.

The U.S. has been the pacesetter for growth, and it looks likely that it will continue in that role. After keeping the markets in suspense for several months, the Federal Reserve finally raised interest rates in mid-December. Additional hikes are anticipated if the economy continues its positive trajectory.

Overseas, China seems to be managing its transition to a service economy reasonably well. In Europe, the aftermath of Brexit and a number of other political referendums continue to create uncertainty in the markets.

Information technology holdings were beneficial, with Nintendo and ASML both contributing to relative returns. Among health care stocks, Merck climbed on the strength of its drug pipeline. While a number of energy holdings boosted results, Spectra Energy was a standout. Industrials detracted on a relative basis, however, with Capita and ASSA ABLOY dampening returns.

In fixed income, the biggest negative was currency. Global bonds had positive results in local terms, but a strong U.S. dollar — often a headwind for emerging markets — partially unraveled those gains. We are taking a defensive stance on the risk of rising rates with increased exposure to Treasury Inflation Protected Securities (TIPS). With the new U.S. presidential administration likely to make changes to trade and tax policies, the economic outlook for developing countries (and possibly some developed markets) remains unsettled. As the past year has shown, markets can turn in advance of the real economy.

	Percent of net assets			Percent of net assets
Largest sectors	Industrials	10.1%	Largest fixed income	U.S. Treasury	8.2%
in common stock	Information technology	10.0	holdings (by issuer)	Japanese Government	3.0
holdings	Energy	6.9		Mexican Government	1.3
	Consumer staples	6.4		Irish Government	1.3
	Health care	5.6		Polish Government	1.3

Percent of net assets

Currency				Forward	Short-term
diversification		Equity	Bonds &	currency	securities & other
		securities	notes	contracts	assets less liabilities	Total
	U.S. dollars	30.8%	16.6%	.8%	10.2%	58.4%
	Euros	8.0	3.8	.1	—	11.9
	Japanese yen	3.3	3.0	.7	—	7.0
	British pounds	5.4	1.1	(.9)	—	5.6
	Hong Kong dollars	2.2	—	—	—	2.2
	Swedish krona	1.3	.2	.5	—	2.0
	Swiss francs	1.9	—	—	—	1.9
	Canadian dollars	1.5	.4	(.3)	—	1.6
	Danish krone	.5	.8	—	—	1.3
	Other currencies	3.6	5.4	(.9)	—	8.1

						100.0%

Percent of net assets
Largest	Microsoft	2.28%	British American Tobacco	1.46%
equity securities	ASML	2.23	Merck	1.36
	Humana	1.69	Amazon	1.22
	Nintendo	1.64	Home Depot	1.17
	JPMorgan Chase	1.46	Boeing	1.14

26	American Funds Insurance Series

Global Balanced Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	4.73%	6.07%	4.22%	.72%
Class 2	4.48	5.79	3.95	.97
Class 4	4.21	5.77	3.89	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2Source: Bloomberg Index Services Ltd.

3Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 2.95% for the 12 months ended December 31, 2016, outpacing its benchmark, the Bloomberg Barclays U.S. Aggregate Index,* which rose 2.65%.

Yields moved higher in the latter half of the year, with the most significant increase occurring in the wake of the U.S. presidential election. The yield on the 10-year Treasury rose over 100 basis points between July and December, a signal that the bond markets are expecting higher inflation. The U.S. economy is expected to expand at or above its current pace as monetary easing begins to wind down.

Corporate bond selection aided results, particularly in the energy sector. A lower weighting in mortgages was helpful as rates began to increase. Stronger expectations for inflation boosted the fund’s Treasury Inflation Protected Securities holdings.

As was largely expected, the Federal Reserve raised interest rates 0.25% in mid-December to a range of 0.50% to 0.75%, and indicated there are likely to be a number of increases in 2017. However, when we consider the Fed’s path in the years ahead, we believe it will not take too aggressive an approach.

On the whole, the U.S. economy is in good shape. While the recent stretch of fiscal exuberance has delighted the markets and could delay the next recession, we prefer markets that run on realism. The new presidential administration has created considerable uncertainty with its rather broad statements on trade, tax reform and spending. As such, we may experience periods of volatility in the months ahead. Nonetheless, we will continue to search the bond market for promising investment opportunities.

Percent of net assets

Largest holdings

(by issuer)

U.S. Treasury	33.2%
Freddie Mac	10.4
Fannie Mae	7.3
Mexican Government	1.8
Japanese Government	1.4

Ginnie Mae	1.1%
Enbridge Energy Partners	.8
Abbott Laboratories	.7
Morgan Stanley	.7
Allergan	.6

28	American Funds Insurance Series

Bond Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	3.27%	2.56%	3.19%	4.78%	.38%
Class 2	2.95	2.30	2.93	4.52	.63
Class 4	2.80	2.08	2.69	4.27	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: Bloomberg Index Services Ltd.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund rose 2.71% for the 12 months ended December 31, 2016, while the Bloomberg Barclays Global Aggregate Index1 also rose 2.09%.

The surprise outcome of the presidential election shifted market expectations toward stronger growth, higher inflation and tighter monetary policy. Following a year of strong job growth, the Federal Reserve raised interest rates in December for the first time in 2016. U.S. Treasury yields moved higher and the yield on the benchmark 10-year U.S. Treasury note rose a modest 18 basis points to end the year at 2.45%.

The Bank of Japan introduced a long-term interest rate target in an effort to steepen the yield curve, while the government announced a fiscal stimulus package to combat sluggish economic growth and low inflation. Meanwhile, the European Central Bank and Bank of England’s accommodative monetary policies were targeted at stimulating their respective economies.

The U.S. dollar rose against most other currencies due to global expansion concerns and geopolitical risks. Overall, currency exposure hurt relative results. An overweight position in emerging market currencies, such as the Mexican peso, detracted considerably. On the other hand, the fund benefited from being underweight in the British pound.

Despite the headwind from currencies, the fund benefited from issuer selection and sector allocation, particularly an overweight stance in corporate bonds. As corporate spreads tightened, select issuers in the materials and energy sectors were among the top five contributors.

The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities. As select emerging market currencies have depreciated, emerging market bonds have become more attractive due to favorable valuations.

Percent of net assets

Currency weighting (after hedging) by country

United States[2]	49.6%
Japan	14.0
Euro zone[3]	8.0
Hungary	4.9
Poland	4.7
Mexico	4.7
United Kingdom	3.7
Malaysia	2.6
Denmark	2.5
Sweden	1.3
India	1.1
Norway	1.1
Brazil	.8
Thailand	.5
Argentina	.4
South Africa	.3
Philippines	.2
Other	(.4)

Total	100.0%

Non-U.S. government bonds by country

Euro zone[3]:
Ireland	2.0%
Germany	1.6
Italy	1.0
Spain	1.0
Other	1.9	7.5%

Japan		8.4
Hungary		5.9
Poland		5.1
Mexico		4.8
Malaysia		2.8
India		1.8
Argentina		1.4
United Kingdom		1.3
Brazil		1.2
Other		7.7

Total		47.9%

Percent of net assets

Largest holdings

(by issuer)

U.S. Treasury	15.9%
Japanese Government	8.4
Hungarian Government	5.9
Polish Government	5.1
Mexican Government	4.8

Malaysian Government	2.8%
Fannie Mae	2.3
Irish Government	2.0
Indian Government	1.8
German Government	1.6

30	American Funds Insurance Series

Global Bond Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	2.92%	.92%	3.75%	3.91%	.57%
Class 2	2.71	.66	3.49	3.65[4]	.82
Class 4	2.42	.49	3.27	3.43	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Includes U.S. dollar-denominated debt of other countries, totaling 16.8%.

3Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Slovenia and Spain.

4Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 17.69% for the 12 months ended December 31, 2016. The fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,* increased 17.13%.

The U.S. economy continued to improve, albeit slowly, while rates stayed low until the presidential election, when they started increasing.

After high-yield markets bottomed in mid-February, there has been a strong and broad recovery in high yield, with the biggest bounce in commodities-related sectors. This rally of commodities, oil and gas, and metals and mining continued in the second half of the year.

During this strong high-yield market, the fund did gradually improve the credit quality of the portfolio. Fundamentals are mostly good, and because valuations are not as attractive, it did warrant taking a little less credit risk — which might have slightly hurt results — but we anticipate good positioning going forward. Default rates remain relatively low, particularly outside the commodities space.

Prospective tax cuts and infrastructure spending could dampen any risk of recession. A slightly stronger economy with less likelihood of recession could put upward pressure on rates across the yield curve. While we are concerned about rates rising, maturities in the high-yield market tend to be shorter than some other markets, which will help dampen the effect of rising rates.

Percent of net assets

Largest holdings

(by issuer)

Altice	1.9%
First Quantum Minerals	1.9
Valeant Pharmaceuticals International	1.8
Kinetic Concepts	1.8
Cheniere Energy	1.7

T-Mobile US	1.3%
Ligado Networks	1.3
Tenet Healthcare	1.2
Frontier Communications	1.2
Centene Corporation	1.2

32	American Funds Insurance Series

High-Income Bond Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
Class 1	17.83%	6.12%	5.54%	8.93%	.49%
Class 2	17.69	5.88	5.29	8.60	.74
Class 3	17.68	5.94	5.36	8.74	.67
Class 4	17.29	5.70	5.07	8.41	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: Bloomberg Index Services Ltd.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 2.25% for the 12 months ended December 31, 2016, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index* rose 1.67%.

In 2016, yields on U.S. Treasuries, Treasury Inflation Protected Securities (TIPS) and agency mortgage-backed securities increased. The yield on the 10-year U.S. Treasury note rose a modest 18 basis points to end the year at 2.45%.

The fund benefited most from favorable duration. An underweight position in the agency mortgage-backed securities sector, an overweight position in TIPS, and selection of mortgages and other securitized bonds also contributed to relative returns.

The fund is overweight five-year Treasuries and underweight 10-year and longer maturity Treasuries relative to the benchmark. This has helped in recent months and should be additive to results if inflation expectations increase. While the market is pricing in two to three rate hikes a year for the next few years, the portfolio managers’ view is that fewer rate hikes ultimately will be realized.

Percent of net assets

Breakdown of

mortgage-backed

obligations

30-year pass-throughs:
Freddie Mac	12.4%
Fannie Mae	13.4
Ginnie Mae	17.5	43.3%

Other		18.0

Total		61.3%

34	American Funds Insurance Series

Mortgage Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	2.50%	2.23%	2.81%	.46%
Class 2	2.25	1.98	2.56	.71
Class 4	2.01	1.84	2.40	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: Bloomberg Index Services Ltd.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	35

Ultra-Short Bond Fund*

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund declined 0.18% for the 12 months ended December 31, 2016, while the Bloomberg Barclays Short-Term Government/Corporate Index† gained 0.80%.

The fund’s return was higher than last year, while yields on three-month Treasury bills ended the year approximately 30 basis points higher. However, short-term interest rates still remain at historically low levels.

The Federal Reserve announced an interest rate hike of 25 basis points in its December 14 meeting. Given markets anticipate an increase in interest rates, we expect returns to continue to advance as short-term rates begin to rise.

36	American Funds Insurance Series

Ultra-Short Bond Fund*

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1.09%		–.16%	.57%	3.58%	.35%
Class 2	–.18	–.41	.32	3.29	.60
Class 3	–.09	–.36	.39	3.39	.53
Class 4	–.45	–.52	.14	3.08	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

*Effective May 1, 2016, Cash Management Fund was converted to American Funds Insurance Series – Ultra-Short Bond Fund.

†Source: Bloomberg Index Services Ltd.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

Commercial paper	60.5%
Federal agency discount notes	27.4
U.S. Treasury	11.9
Other assets less liabilities	.2

Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.19% for the 12 months ended December 31, 2016, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index* rose 1.31%.

Some of the major themes driving the markets in 2016 were concerns about global economic growth, geopolitical events such as Brexit, U.S. dollar appreciation and strong employment growth. While the markets were anticipating more rate hikes, the Federal Reserve only raised rates one time – in December.

Longer maturity Treasury yields ended the year 10 to 30 basis points higher in yield. Shorter maturity Treasury yields rose more rapidly as the market increasingly priced in an increase in interest rates. Inflation expectations drifted higher as energy prices have rebounded and as labor market conditions have improved.

Throughout 2016, the fund had underweight duration relative to the benchmark, which has generally helped relative returns as yields have risen. The fund also benefited from sector allocation, with U.S. guaranteed agency securities contributing most to the fund.

The portfolio managers have positioned the fund with the expectation that the Fed will be slower to raise rates than is currently priced into the market. They believe that less monetary policy tightening in the U.S. will lead to a steepening of the yield curve and higher inflation expectations.

Percent of net assets

Breakdown of

mortgage-backed

obligations

30-year pass-throughs:
Freddie Mac	8.8%
Fannie Mae	8.3
Ginnie Mae	4.3	21.4%

15-year pass-throughs		2.1
Other		5.4

Total		28.9%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio

Class 1	1.44%	1.56%	3.87%	6.00%	.36%
Class 2	1.19	1.29	3.60	5.69	.61
Class 3	1.24	1.37	3.67	5.80	.54
Class 4.99		1.14	3.39	5.48	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2017 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Source: Bloomberg Index Services Ltd.

Percent of net assets

Where the fund’s

assets were

invested as of

December 31, 2016

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 2.52% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

While the underlying fund’s strong stock selection in consumer discretionary added to results the most on a relative basis, health care stocks detracted on an absolute and relative basis with Regeneron Pharmaceuticals, Centene and Express Scripts among the top five detractors to relative returns.

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	2.89%	5.62%	.87%	.71%
Class P2	2.52	5.28	1.12	.96

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund lost 3.05% for the 12 months ended December 31, 2016, trailing the MSCI ACWI (All Country World Index) ex USA,1 which rose 4.50%. Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate2 lost 2.43%. Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive2 lost 3.17%.

The underlying fund’s overweight position and good stock selection in the information technology sector contributed most to relative results. After strong returns in health care in recent years, many holdings lagged.

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–2.59%	–1.54%	1.05%	.89%
Class P2	–3.05	–1.91	1.30	1.14

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

2Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 13.39% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

The underlying fund’s overweight position and strong stock selection in energy and industrials companies boosted fund results the most on a relative basis.

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	13.77%	7.14%	.92%	.76%
Class P2	13.39	6.77	1.17	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 6.08% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 11.96%. Standard & Poor’s 500 Managed Risk Index – Moderate2 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive2 advanced 7.67%.

The underlying fund’s overweight position and strong stock selection in materials companies added the most to fund results on a relative basis. The fund’s weakest sectors on a relative basis were health care, consumer staples and financials.

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	6.49%	6.38%	.83%	.67%
Class P2	6.08	6.00	1.08	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 7.27% for the 12 months ended December 31, 2016. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of 500 widely held common stocks, gained 11.96% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 2.65%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 8.31%. Standard & Poor’s 500 Managed Risk Index – Moderate4 gained 7.27%. Standard & Poor’s 500 Managed Risk Index – Moderate Conservative4 advanced 7.06%.

The underlying fund’s holdings in health care contributed the most to relative results, while holdings in the industrials sector were the weakest.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a $10,000

investment has grown

Average annual

total returns based on

a $1,000 investment

For periods ended December 31, 2016

	1 year	Lifetime (since September 28, 2012)	Gross expense ratio	Expense ratio

Class P1	7.57%	7.25%	.70%	.65%
Class P2	7.27	6.98	.95	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2017 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC.

2Source: Bloomberg Index Services Ltd.

3Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

4Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

We believe in investing in global companies for the long term.

A defining characteristic of American Funds is our global research; it serves as the backbone of our investment management system. Research provides our portfolio managers and investment analysts with a comprehensive overview of the potential opportunities and drawbacks of securities under consideration. Another hallmark of our approach is the emphasis we place on investing for the long term. This approach has benefited shareholders of American Funds Insurance Series (AFIS) throughout its 32-year history.

46	American Funds Insurance Series

“We get better insights that we believe will lead to better long-term results for our shareholders. Even our U.S.-oriented funds benefit from this global perspective. That is the core assumption in all this, and we have done a reasonably good job of proving this since our inception.”

During that time, investors have witnessed numerous changes in our increasingly global economy. For example, the popularity of e-commerce and social media has exploded with the advent of the internet. Market growth has been rapid, but not without fluctuations. Since our inception, there have been six significant downturns in the U.S. with losses ranging from 19% to 57% as measured by the Standard & Poor’s 500 Composite Index.* Global markets have been roiled by incidents such as the U.S. savings and loan crisis of the 1980s, the Asian and Russian currency and debt crises of the 1990s, and the more recent Great Recession of 2008–2009. Yet long-term investors would have done well by trusting a solid investment approach during periods of volatility.

Despite these ups and downs, the number and variety of funds offered by the series has expanded, as have total assets under management. When the series was introduced on February 8, 1984, it consisted of four variable funds focused on domestic stock and bond markets. Today there are 18 individual funds and five managed risk funds — many with substantial investments outside the U.S. Assets have grown to more than $120 billion.

With the introduction of International Fund and Global Bond Fund, the series sought investment opportunities outside the U.S. This evolution mirrors one of the most significant developments of the past three decades: globalization. As a result, economies across the globe are now irrevocably linked.

In fact, the rise of emerging markets alone has created many new investment prospects. “Developing markets have expanded in ways that no one could have imagined,” says Don O’Neal, vice chairman of the series. “Billions of people have improved their standard of living.”

Market disruptions and technological advances have been far-reaching contributors to stronger international trade and financial networking. For instance, mobile devices and e-commerce have played a prominent role in shaping

*Declines are based on price declines of 15% or more (without dividends reinvested) in the unmanaged S&P 500 with 100% recovery between declines (except for a 77% recovery between 3/9/09 and 4/29/11). Source: S&P Dow Jones Indices LLC.

American Funds Insurance Series	47

consumerism and spurring the growth of companies throughout the world.

In China, mobile technology and smartphones have boosted the country’s internet economy. Not only has this contributed to a faster diffusion of ideas, the time between the conception and launch of new products has quickened as well. The soaring popularity of internet companies like Alibaba is evidence of this progression.

As more companies engage in commerce, where a business generates revenue has become more important than its country of domicile in assessing market exposure and the ability to withstand market cycles. We refer to this as The New Geography of Investing.® For this reason, active management supported by a worldwide research operation is more critical than ever.

Global research: the backbone of our investment system “Our investment analysts are the core of our research, where the ideas get generated,” Don explains. “What’s great about The Capital SystemSM is that on one side we have this vast store of expert knowledge — the investment analysts — and on the other is a reservoir of experience and perspective — the portfolio managers. Combine them with our culture and we have a very solid investment engine.”

Portfolio managers are generalists who make investment choices from a wide range of industries. Each is responsible for a portion of the fund’s portfolio.

Our track record launching funds in different market conditions

Markets on the whole have been tested by significant declines over the past three decades. Over its 32-year history, American Funds Insurance Series has evolved to meet the diverse needs of investors. With its variety of investment options, the series seeks to help investors achieve their long-term financial goals.

Growth of a $10,000 portfolio

(in thousands)

Market indexes:    S&P 500    MSCI ACWI    Bloomberg Barclays Global Aggregate    Bloomberg Barclays U.S. Aggregate

VIG: Growth Fund, VIAA: Asset Allocation Fund, VII: International Fund, VIGBF: Global Bond Fund, VIMRs: Managed Risk Funds

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

From December 31, 1984, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI (All Country World Index)

did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. From December 31, 1984, to December 31, 1989, the Citigroup World Government Bond Index was used because the Bloomberg Barclays Global Aggregate Index did not exist. Sources: Capital Group, Bloomberg Index Services Ltd., MSCI and S&P Dow Jones Indices LLC.

48	American Funds Insurance Series

They make these choices independent of one another. Another portion is managed by a team of investment analysts who are specialists in different sectors of the economy. The result is a portfolio of stocks and bonds that reflect the highest convictions of our investment professionals.

This process directly complements our long-term approach to investing and was introduced to assist with succession planning. It promotes continuity and consistency, and serves to reduce volatility. The Capital System also emphasizes global integration. Investment analysts across Asia, Europe and the U.S. exchange ideas and offer diverse perspectives. In this way we combine the unique insights, strengths and experience of many individuals. This ongoing dialogue is paramount, particularly during periods of market uncertainty.

The close relationship between portfolio managers and industry analysts also contributes to our deep shared knowledge of companies. While portfolio managers routinely accompany analysts on research trips, equity and fixed income analysts collaborate as well. This kind of teamwork results in a more thorough and accurate assessment of each company and its management.

Looking forward

Our global research network provides a competitive advantage as we search for promising investment opportunities around the world. A broad perspective helps us understand and monitor trends as industries evolve. We maintain a sharp focus, making investment choices one company at a time.

As we navigate the ever-changing market landscape, our goal of delivering superior long-term results for shareholders will remain at the forefront. Having weathered numerous crises, we continue to believe in the importance of maintaining a long view. “The value of investing for the long term is demonstrable, and our firm is an excellent fit for such investors,” Don concludes.

A diversity of backgrounds and views
International Fund’s four portfolio managers average 21 years of investment experience. As they pursue the fund’s growth objective and seek to manage the risks inherent in investing, they draw on insights gained over a wide variety of market conditions.

Alfonso Barroso, London

Alfonso is an equity portfolio manager with Capital Group. He has 22 years of investment experience, all with Capital. Alfonso has lived in the U.K., the U.S., Indonesia and Spain. He looks for economically resilient companies with a history of steady and attractive earnings, as well as cyclical companies trading at depressed valuations.

Sung Lee, Singapore

Sung is an equity portfolio manager with Capital Group. He has 22 years of investment experience, all with Capital. Sung has lived in Singapore, Tokyo, the U.S. and South Korea. He often finds attractive investments in cash-generative industries such as food & beverage and consumer products.

Jesper Lyckeus, London

Jesper is an equity portfolio manager with Capital Group. He has 22 years of investment experience, 21 of which have been with Capital. Jesper has lived in the U.K., the U.S., Sweden and France. He prefers value stocks that are out of favor in the general investment community.

Christopher Thomsen, London

Christopher is an equity portfolio manager with Capital Group. He has 19 years of investment experience, all with Capital. Chris has lived in the U.K., the U.S., the Philippines, Hong Kong and Japan. He focuses on quality of management and growth at a reasonable price when looking at companies, often finding investments in multinationals that derive significant earnings from developing markets.

American Funds Insurance Series	49

Global Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 94.42%		Shares	Value (000)

Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	34,285,000	$191,998
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,035,000	29,756
25.70%	ASML Holding NV1	675,542	75,690
	ASML Holding NV (New York registered)	516,176	57,915
	Nintendo Co., Ltd.[1]	544,200	113,763
	Alphabet Inc., Class A2	77,600	61,494
	Alphabet Inc., Class C2	63,852	49,282
	Facebook, Inc., Class A2	866,685	99,712
	Murata Manufacturing Co., Ltd.[1]	704,000	93,750
	Microsoft Corp.	1,365,000	84,821
	Visa Inc., Class A	998,800	77,926
	Broadcom Ltd.	392,200	69,329
	Alibaba Group Holding Ltd. (ADR)[2]	781,050	68,584
	AAC Technologies Holdings Inc.[1]	5,581,540	50,215
	Tencent Holdings Ltd.[1]	1,800,000	43,686
	Accenture PLC, Class A	323,151	37,851
	Intel Corp.	1,022,500	37,086
	Other securities		95,410

			1,338,268

Consumer	Amazon.com, Inc.[2]	384,650	288,438
discretionary	Home Depot, Inc.	1,038,100	139,188
21.07%	Priceline Group Inc.[2]	52,225	76,565
	Ulta Salon, Cosmetics & Fragrance, Inc.[2]	278,300	70,950
	McDonald’s Corp.	504,000	61,347
	Industria de Diseño Textil, SA1	1,723,000	58,798
	NIKE, Inc., Class B	928,000	47,170
	Naspers Ltd., Class N1	221,000	32,201
	Other securities		322,449

			1,097,106

Health care	Regeneron Pharmaceuticals, Inc.[2]	243,700	89,460
14.23%	UnitedHealth Group Inc.	551,500	88,262
	Novo Nordisk A/S, Class B1	2,418,401	86,868
	Express Scripts Holding Co.[2]	722,500	49,701
	Merck & Co., Inc.	760,500	44,771
	Boston Scientific Corp.[2]	1,979,200	42,810
	Sartorius AG, non-registered shares, nonvoting preferred[1]	568,400	42,086
	Vertex Pharmaceuticals Inc.[2]	553,194	40,754
	Bayer AG1	349,300	36,441
	Other securities		220,012

			741,165

Financials	JPMorgan Chase & Co.	1,034,520	89,269
9.58%	AIA Group Ltd.[1]	15,387,900	86,115
	Prudential PLC[1]	1,914,934	38,196
	Indiabulls Housing Finance Ltd.[1]	3,523,000	33,541
	Other securities		251,675

			498,796

Consumer staples	Associated British Foods PLC[1]	2,435,000	82,294
6.38%	British American Tobacco PLC[1]	853,000	48,432
	Other securities		201,710

			332,436

50	American Funds Insurance Series

Global Growth Fund

Common stocks		Shares	Value (000)

Industrials	Airbus Group SE, non-registered shares[1]	1,109,500	$73,225
5.58%	KONE Oyj, Class B1	880,000	39,424
	Komatsu Ltd.[1]	1,485,000	33,518
	NIBE Industrier AB, Class B1	4,178,285	32,919
	Other securities		111,257

			290,343

Energy	Reliance Industries Ltd.[1]	3,325,000	52,953
4.11%	Seven Generations Energy Ltd., Class A2	1,481,325	34,544
	Enbridge Inc. (CAD denominated)	768,910	32,356
	Schlumberger Ltd.	365,260	30,664
	Other securities		63,632

			214,149

Telecommunication	SoftBank Group Corp.[1]	1,176,000	77,637
services	Other securities		12,703

1.74%			90,340

Materials	Other securities		77,113

1.48%

Miscellaneous	Other common stocks in initial period of acquisition		236,693

4.55%	Total common stocks (cost: $3,836,676,000)		4,916,409

Bonds, notes & other debt instruments 0.04%		Principal amount (000)

U.S. Treasury bonds & notes 0.04%
U.S. Treasury	Other securities		2,002

0.04%	Total bonds, notes & other debt instruments (cost: $2,001,000)		2,002

Short-term securities 4.82%

	Microsoft Corp. 0.70% due 2/1/2017[3]	$15,000	14,992
	Québec (Province of) 0.53% due 1/6/2017[3]	39,900	39,896
	Victory Receivables Corp. 0.73%–0.75% due 1/11/2017–1/24/2017[3]	40,000	39,985
	Other securities		156,076

	Total short-term securities (cost: $250,932,000)		250,949

	Total investment securities 99.28% (cost: $4,089,609,000)		5,169,360
	Other assets less liabilities 0.72%		37,360

	Net assets 100.00%		$5,206,720

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	51

Global Growth Fund

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $11,269,000.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Sales:
Japanese yen	1/19/2017	Bank of America, N.A.	$5,339	¥581,294	$359

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,469,332,000, which represented 47.43% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $180,668,000, which represented 3.47% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

¥ = Japanese yen

See Notes to Financial Statements

52	American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2016

Common stocks 92.58%		Shares	Value (000)

Consumer	Domino’s Pizza, Inc.	335,300	$53,393
discretionary	Cedar Fair, LP	687,000	44,105
19.37%	zooplus AG, non-registered shares[1,2]	266,800	34,124
	Ted Baker PLC[1]	968,500	33,561
	AA PLC[1]	9,674,804	33,002
	GVC Holdings PLC[1,2]	4,048,748	32,022
	Tele Columbus AG1,2	3,285,000	27,291
	Five Below, Inc.[2]	670,900	26,809
	Penske Automotive Group, Inc.	473,000	24,520
	BCA Marketplace PLC[1]	10,400,000	23,895
	Other securities		418,206

			750,928

Information	Qorvo, Inc.[2]	1,783,038	94,020
technology	Inphi Corp.[2]	887,600	39,605
15.79%	Kakaku.com, Inc.[1]	1,954,000	32,306
	Zoopla Property Group PLC[1]	6,815,620	26,794
	VTech Holdings Ltd.[1]	1,975,100	26,374
	AAC Technologies Holdings Inc.[1]	2,563,061	23,059
	Other securities		370,155

			612,313

Health care	GW Pharmaceuticals PLC (ADR)[2]	687,950	76,878
14.45%	China Biologic Products, Inc.[2]	503,000	54,083
	Insulet Corp.[2]	1,345,633	50,703
	athenahealth, Inc.[2]	342,000	35,968
	NuVasive, Inc.[2]	501,750	33,798
	Illumina, Inc.[2]	260,400	33,342
	Ultragenyx Pharmaceutical Inc.[2]	372,768	26,209
	Hikma Pharmaceuticals PLC[1]	1,039,000	24,101
	CryoLife, Inc.	1,232,300	23,598
	Other securities		201,501

			560,181

Financials	Essent Group Ltd.[2]	1,579,064	51,114
8.26%	Webster Financial Corp.	703,700	38,197
	Kotak Mahindra Bank Ltd.[1]	3,282,732	34,817
	Texas Capital Bancshares, Inc.[2]	356,222	27,928
	Kemper Corp.	550,000	24,365
	Avanza Bank Holding AB1	544,486	22,042
	Other securities		121,714

			320,177

Energy	Laredo Petroleum, Inc.[2]	4,534,000	64,111
7.73%	InterOil Corp.[2]	1,184,235	56,346
	SM Energy Co.	808,700	27,884
	Carrizo Oil & Gas, Inc.[2]	733,473	27,395
	Whitecap Resources Inc.	2,638,880	23,900
	Other securities		100,125

			299,761

Industrials	International Container Terminal Services, Inc.[1]	30,840,000	44,403
7.35%	ITT Inc.	823,000	31,743
	Other securities		208,627

			284,773

American Funds Insurance Series	53

Global Small Capitalization Fund

Common stocks (continued)		Shares	Value (000)

Materials	Lundin Mining Corp.[2]	7,025,000	$33,486
6.03%	Buzzi Unicem SPA[1]	1,357,000	32,112
	Other securities		168,046

			233,644

Consumer staples	COSMOS Pharmaceutical Corp.[1]	193,900	35,737
4.77%	Sprouts Farmers Market, Inc.[2]	1,541,700	29,169
	Other securities		120,169

			185,075

Utilities	ENN Energy Holdings Ltd.[1]	9,515,700	38,980
2.32%	Other securities		50,943

			89,923

Other	Other securities		66,766

1.72%

Miscellaneous	Other common stocks in initial period of acquisition		185,906

4.79%	Total common stocks (cost: $3,373,784,000)		3,589,447

Rights & warrants 0.01%

Real estate	Other securities		270

0.01%	Total rights & warrants (cost: $16,000)		270

Bonds, notes & other debt instruments 0.18%		Principal amount (000)

U.S. Treasury bonds & notes 0.09%
U.S. Treasury	Other securities		3,594

0.09%

Corporate bonds & notes 0.09%
Energy	Other securities		3,474

0.09%	Total bonds, notes & other debt instruments (cost: $5,159,000)		7,068

Short-term securities 7.37%

	Bank of Montreal 1.08% due 3/21/2017	$ 25,000	24,943
	Federal Home Loan Bank 0.44%–0.52% due 1/11/2017–2/22/2017	85,000	84,979
	Gotham Funding Corp. 1.15% due 4/3/2017[3]	25,000	24,935
	Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	25,000	24,955
	Mizuho Bank, Ltd. 0.70% due 2/2/2017[3]	25,000	24,983
	Québec (Province of) 0.53% due 1/6/2017[3]	44,900	44,896
	Total Capital Canada Ltd. 0.75% due 1/17/2017[3]	50,000	49,987
	Other securities		5,800

	Total short-term securities (cost: $285,453,000)		285,478

	Total investment securities 100.14% (cost: $3,664,412,000)		3,882,263
	Other assets less liabilities (0.14)%		(5,409)

	Net assets 100.00%		$3,876,854

54	American Funds Insurance Series

Global Small Capitalization Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $8,713,000, an aggregate cost of $8,280,000, and which represented .22% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $85,443,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Sales:
British pounds	1/11/2017	HSBC Bank	$42,412	£34,000	$493
British pounds	1/26/2017	Citibank	$15,236	£12,190	202
Euros	1/6/2017	JPMorgan Chase	$9,945	€9,091	370
Euros	1/9/2017	Citibank	$11,278	€10,438	283
Euros	1/26/2017	HSBC Bank	$3,844	€3,672	(28)
Euros	1/27/2017	Barclays Bank PLC	$2,817	€2,691	(20)
Japanese yen	1/12/2017	UBS AG	$3,828	¥437,000	86

					$1,386

American Funds Insurance Series	55

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)

Time Technoplast Ltd.[1]	11,888,000	—	—	11,888,000	$98	$15,917
Victoria Oil & Gas PLC[1,2]	6,966,560	—	—	6,966,560	—	3,005
Indochine Mining Ltd.[1,2]	73,199,466	—	73,016,468	182,998	—	—
Canadian Overseas Petroleum Ltd.[2,4]	11,225,000	—	—	11,225,000	—	—
Canadian Overseas Petroleum Ltd.[2,3,4]	8,000,000	—	—	8,000,000	—	—
Canadian Overseas Petroleum Ltd. (GBP denomi-nated)[1,2,4]	6,050,000	—	—	6,050,000	—	—
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2,4]	2,555,000	—	—	2,555,000	—	—
JVM Co., Ltd.[1,2,4]	411,500	—	411,500	—	30	—
Mauna Kea Technologies SA2,4	958,400	—	958,400	—	—	—
Sylvania Platinum Ltd. (CDI)[1,2,4]	15,000,000	—	15,000,000	—	—	—
zooplus AG, non-registered shares[1,2,4]	357,716	—	90,916	266,800	—	—

					$128	$18,922

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,612,372,000, which represented 41.59% of the net assets of the fund. This amount includes $1,600,921,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $187,639,000, which represented 4.84% of the net assets of the fund.
[4]	Unaffiliated issuer at 12/31/2016.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

€ = Euros

GBP/£ = British pounds

¥ = Japanese yen

See Notes to Financial Statements

56	American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 94.56%		Shares	Value (000)

Information	Facebook, Inc., Class A1	7,788,185	$896,031
technology	Microsoft Corp.	11,095,000	689,443
26.13%	Apple Inc.	4,905,300	568,132
	Broadcom Ltd.	2,880,800	509,239
	ASML Holding NV (New York registered)	2,224,016	249,534
	ASML Holding NV2	1,808,186	202,596
	Alphabet Inc., Class C1	270,241	208,578
	Alphabet Inc., Class A1	254,000	201,282
	Taiwan Semiconductor Manufacturing Co., Ltd.[2]	59,537,000	333,409
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,675,392	48,168
	Visa Inc., Class A	2,120,000	165,402
	Intel Corp.	3,950,000	143,267
	TE Connectivity Ltd.	2,015,000	139,599
	Akamai Technologies, Inc.[1]	2,040,000	136,027
	Other securities		1,140,965

			5,631,672

Consumer	Amazon.com, Inc.[1]	1,614,607	1,210,745
discretionary	Home Depot, Inc.	3,890,000	521,571
21.21%	Comcast Corp., Class A	7,257,351	501,120
	Charter Communications, Inc., Class A1	1,287,320	370,645
	Ulta Salon, Cosmetics & Fragrance, Inc.[1]	1,120,000	285,533
	Netflix, Inc.[1]	1,971,000	244,010
	Priceline Group Inc.[1]	136,331	199,869
	Tesla Motors, Inc.[1]	927,500	198,197
	Starbucks Corp.	3,510,000	194,875
	MGM Resorts International[1]	5,743,400	165,582
	Other securities		678,854

			4,571,001

Health care	UnitedHealth Group Inc.	3,645,000	583,346
13.18%	Regeneron Pharmaceuticals, Inc.[1]	697,750	256,137
	Centene Corp.[1]	4,266,652	241,109
	Humana Inc.	993,200	202,643
	Express Scripts Holding Co.[1]	2,809,908	193,294
	Incyte Corp.[1]	1,921,500	192,669
	Thermo Fisher Scientific Inc.	1,065,000	150,271
	Vertex Pharmaceuticals Inc.[1]	2,023,000	149,034
	Medtronic PLC	1,830,000	130,351
	Other securities		742,037

			2,840,891

Energy	Schlumberger Ltd.	4,727,000	396,832
10.86%	Concho Resources Inc.[1]	1,960,000	259,896
	EOG Resources, Inc.	2,492,400	251,982
	Suncor Energy Inc.	5,502,090	179,899
	Noble Energy, Inc.	3,958,000	150,641
	Chevron Corp.	1,200,000	141,240
	Halliburton Co.	2,500,000	135,225
	Other securities		823,567

			2,339,282

American Funds Insurance Series	57

Growth Fund

Common stocks (continued)		Shares	Value (000)

Financials	Berkshire Hathaway Inc., Class A1	1,893	$462,121
9.60%	Berkshire Hathaway Inc., Class B1	363,734	59,281
	JPMorgan Chase & Co.	2,683,720	231,578
	Onex Corp.	2,342,800	159,450
	Legal & General Group PLC[2]	45,158,246	137,542
	Other securities		1,018,454

			2,068,426

Industrials	Boeing Co.	1,444,800	224,927
5.74%	Rockwell Collins, Inc.	1,775,000	164,649
	Other securities		848,264

			1,237,840

Consumer staples	Philip Morris International Inc.	2,470,000	225,980
4.62%	Constellation Brands, Inc., Class A	1,075,000	164,808
	Kraft Heinz Co.	1,803,199	157,455
	Coca-Cola Co.	3,245,000	134,538
	Other securities		312,481

			995,262

Telecommunication	Zayo Group Holdings, Inc.[1]	6,549,000	215,200
services	Other securities		25,132

1.11%			240,332

Other	Other securities		272,832

1.27%

Miscellaneous	Other common stocks in initial period of acquisition		180,202

0.84%	Total common stocks (cost: $14,086,577,000)		20,377,740

Convertible stocks 0.06%

Consumer	Other securities		13,104

discretionary	Total convertible stocks (cost: $10,650,000)		13,104

0.06%

Convertible bonds 0.02%		Principal amount (000)

Miscellaneous	Other convertible bonds in initial period of acquisition		4,481

0.02%	Total convertible bonds (cost: $5,000,000)		4,481

58	American Funds Insurance Series

Growth Fund

Short-term securities 5.46%	Principal amount (000)	Value (000)

Apple Inc. 0.71% due 2/14/2017[3]	$ 75,000	$74,948
Chevron Corp. 0.60%–0.67% due 2/2/2017–2/7/2017[3]	80,000	79,944
Federal Home Loan Bank 0.38%–0.53% due 1/6/2017–2/24/2017	221,600	221,530
Microsoft Corp. 0.67%–0.89% due 1/17/2017–3/21/2017[3]	110,000	109,908
Other securities		688,641

Total short-term securities (cost: $1,174,918,000)		1,174,971

Total investment securities 100.10% (cost: $15,277,145,000)		21,570,296
Other assets less liabilities (0.10)%		(20,546)

Net assets 100.00%		$21,549,750

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with aggregate value of $21,743,000, an aggregate cost of $19,586,000, and which represented ..10% of the net assets of the fund) were acquired from 5/22/2015 to 12/1/2016 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. One of the securities listed below is included in the value of “Other securities” under the respective industry sector in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2016 (000)

KGen Power Corp.[1,2,4]	3,166,128	—	3,166,128	—	$—	$—
Oshkosh Corp.[4]	4,947,000	—	4,760,853	186,147	2,166	—

					$2,166	$—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,378,737,000, which represented 6.40% of the net assets of the fund. This amount includes $1,356,994,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $577,099,000, which represented 2.68% of the net assets of the fund.
[4]	Unaffiliated issuer at 12/31/2016.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	59

International Fund

Summary investment portfolio December 31, 2016

Common stocks 91.33%		Shares	Value (000)

Financials	AIA Group Ltd.[1]	34,971,700	$195,711
15.28%	HDFC Bank Ltd.[1]	8,854,600	172,651
	HDFC Bank Ltd. (ADR)	352,300	21,378
	BNP Paribas SA1	1,996,322	127,168
	Barclays PLC[1]	46,061,039	126,528
	Prudential PLC[1]	5,142,265	102,568
	UBS Group AG1	4,796,651	75,091
	Kotak Mahindra Bank Ltd.[1]	6,186,048	65,610
	Credit Suisse Group AG1	3,667,625	52,370
	Other securities		199,873

			1,138,948

Information	Tencent Holdings Ltd.[1]	9,635,499	233,856
technology	Alibaba Group Holding Ltd. (ADR)[2]	1,873,200	164,486
12.76%	Samsung Electronics Co., Ltd.[1]	108,596	160,457
	Nintendo Co., Ltd.[1]	474,646	99,223
	ASML Holding NV1	693,834	77,740
	Other securities		215,611

			951,373

Consumer	Altice NV, Class A1,2	7,869,893	155,667
discretionary	Altice NV, Class B1,2	1,118,127	22,236
12.71%	Kering SA1	477,249	106,992
	Galaxy Entertainment Group Ltd.[1]	18,326,000	78,841
	Toyota Motor Corp.[1]	1,103,000	64,393
	Naspers Ltd., Class N1	416,600	60,701
	Sands China Ltd.[1]	13,028,000	56,031
	Other securities		402,639

			947,500

Health care	Novartis AG1	3,096,974	225,270
9.49%	Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	3,304,730	52,998
	Grifols, SA, Class A, non-registered shares[1]	881,000	17,504
	Grifols, SA, Class B (ADR)	793,690	12,755
	UCB SA1	1,272,900	81,476
	Sysmex Corp.[1]	1,161,823	67,157
	Takeda Pharmaceutical Co. Ltd.[1]	1,408,500	58,171
	Teva Pharmaceutical Industries Ltd. (ADR)	1,525,300	55,292
	Other securities		136,660

			707,283

Materials	HeidelbergCement AG1	1,052,809	98,221
8.64%	Nitto Denko Corp.[1]	1,092,000	83,613
	Glencore PLC[1,2]	24,853,000	83,533
	First Quantum Minerals Ltd.	7,199,000	71,580
	Other securities		307,381

			644,328

Industrials	Airbus Group SE, non-registered shares[1]	2,559,364	168,914
8.24%	Rolls-Royce Holdings PLC[1,2]	9,055,400	74,470
	Other securities		370,716

			614,100

60	American Funds Insurance Series

International Fund

Common stocks		Shares	Value (000)

Consumer staples	Nestlé SA1	1,317,700	$94,513
7.53%	Pernod Ricard SA1	717,437	77,721
	AMOREPACIFIC Corp.[1]	262,800	69,875
	British American Tobacco PLC[1]	1,182,000	67,113
	Associated British Foods PLC[1]	1,979,588	66,903
	Other securities		185,625

			561,750

Utilities	Power Grid Corp. of India Ltd.[1]	35,497,206	95,891
5.20%	Cheung Kong Infrastructure Holdings Ltd.[1]	7,942,000	63,167
	ENN Energy Holdings Ltd.[1]	12,732,000	52,155
	Other securities		176,529

			387,742

Energy	Royal Dutch Shell PLC, Class B1	2,996,561	85,509
4.91%	Royal Dutch Shell PLC, Class A1	2,050,421	56,499
	Other securities		223,941

			365,949

Telecommunication	Nippon Telegraph and Telephone Corp.[1]	1,948,000	81,886
services	SoftBank Group Corp.[1]	911,900	60,201
3.40%	Other securities		111,262

			253,349

Real estate	Cheung Kong Property Holdings Ltd.[1]	12,918,528	78,340
2.19%	Other securities		84,602

			162,942

Miscellaneous	Other common stocks in initial period of acquisition		73,165

0.98%	Total common stocks (cost: $6,453,721,000)		6,808,429

Bonds, notes & other debt instruments 1.04%		Principal amount (000)

Corporate bonds & notes 0.65%
Materials	First Quantum Minerals Ltd. 7.00%–7.25% 2021–2022[3]	$ 29,445	29,186
0.49%	Other securities		7,050

			36,236

Energy	Other securities		12,380

0.16%	Total corporate bonds & notes		48,616

U.S. Treasury bonds & notes 0.31%
U.S. Treasury	U.S. Treasury 0.875% 2017[4]	22,835	22,854

0.31%

Bonds & notes of governments outside the U.S. 0.08%
	Other securities		5,999

	Total bonds, notes & other debt instruments (cost: $69,936,000)		77,469

American Funds Insurance Series	61

International Fund

Short-term securities 7.37%	Principal amount (000)	Value (000)

Bank of Montreal 1.10%–1.11% due 2/1/2017–4/3/2017	$ 75,900	$75,779
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	13,800	13,798
Fairway Finance Corp. 0.93% due 3/13/2017[3]	8,800	8,785
Federal Home Loan Bank 0.42%–0.49% due 1/9/2017–2/21/2017	80,400	80,367
Gotham Funding Corp. 0.92% due 2/13/2017[3]	55,100	55,050
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	54,300	54,267
Sumitomo Mitsui Banking Corp. 0.73% due 1/18/2017[3]	52,100	52,083
U.S. Treasury Bills 0.40%–0.52% due 1/5/2017–4/6/2017	103,100	103,062
Victory Receivables Corp. 0.74% due 1/11/2017[3]	50,000	49,991
Other securities		56,266

Total short-term securities (cost: $549,423,000)		549,448

Total investment securities 99.74% (cost: $7,073,080,000)		7,435,346
Other assets less liabilities 0.26%		19,529

Net assets 100.00%		$7,454,875

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

62	American Funds Insurance Series

International Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $290,958,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Sales:
Euros	1/10/2017	Barclays Bank PLC	$16,784	€15,545	$408
Euros	1/10/2017	JPMorgan Chase	$7,791	€7,216	190
Euros	1/23/2017	Barclays Bank PLC	$130,424	€125,000	(1,336)
Euros	1/26/2017	HSBC Bank	$8,873	€8,477	(63)
Euros	1/26/2017	Bank of America, N.A.	$23,103	€22,080	(174)
Euros	2/24/2017	HSBC Bank	$3,829	€3,666	(40)
Japanese yen	2/17/2017	JPMorgan Chase	$22,843	¥2,686,677	(203)
Japanese yen	2/17/2017	Citibank	$45,677	¥5,373,353	(414)
Japanese yen	2/24/2017	Barclays Bank PLC	$56,819	¥6,682,000	(512)

					$(2,144)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $6,197,096,000, which represented 83.13% of the net assets of the fund. This amount includes $6,024,446,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $308,111,000, which represented 4.13% of the net assets of the fund.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $71,000, which represented less than .01% of the net assets of the fund.

Key to abbreviation and symbols

ADR = American Depositary Receipts

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series	63

New World Fund

Summary investment portfolio December 31, 2016

Common stocks 83.03%		Shares	Value (000)

Information	Murata Manufacturing Co., Ltd.[1]	656,000	$87,358
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	10,757,000	60,240
14.42%	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	540,000	15,525
	Baidu, Inc., Class A (ADR)[2]	250,700	41,217
	AAC Technologies Holdings Inc.[1]	4,423,500	39,796
	Alphabet Inc., Class C2	25,946	20,026
	Alphabet Inc., Class A2	16,900	13,392
	Broadcom Ltd.	130,300	23,033
	Alibaba Group Holding Ltd. (ADR)[2]	249,550	21,913
	MasterCard Inc., Class A	200,000	20,650
	Other securities		74,227

			417,377

Financials	UniCredit SpA[1]	21,925,000	63,030
13.17%	HDFC Bank Ltd.[1]	1,385,100	27,007
	HDFC Bank Ltd. (ADR)	208,400	12,646
	Citigroup Inc.	560,000	33,281
	ICICI Bank Ltd.[1]	6,053,830	22,699
	ICICI Bank Ltd. (ADR)	1,100,500	8,243
	Housing Development Finance Corp. Ltd.[1]	1,604,700	29,830
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	5,441,500	27,586
	AIA Group Ltd.[1]	4,291,600	24,017
	Sberbank of Russia PJSC (ADR) [1]	1,150,000	13,280
	Sberbank of Russia PJSC (ADR)	682,500	7,903
	Capitec Bank Holdings Ltd.[1]	413,438	20,938
	Other securities		90,687

			381,147

Consumer	Naspers Ltd., Class N1	395,419	57,615
discretionary	Domino’s Pizza, Inc.	310,000	49,364
12.63%	Ctrip.com International, Ltd. (ADR)[2]	963,600	38,544
	Matahari Department Store Tbk PT1	28,777,400	32,124
	Kroton Educacional SA, ordinary nominative	6,786,000	27,793
	Other securities		160,036

			365,476

Energy	Reliance Industries Ltd.[1]	5,492,302	87,469
9.56%	Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	3,575,674	36,150
	United Tractors Tbk PT1	19,029,300	29,987
	CNOOC Ltd.[1]	21,621,100	26,694
	Other securities		96,421

			276,721

Health care	China Biologic Products, Inc.[2]	380,800	40,944
6.92%	Hypermarcas SA, ordinary nominative	3,730,800	29,952
	Novo Nordisk A/S, Class B1	586,600	21,070
	Other securities		108,109

			200,075

Consumer staples	Lenta Ltd. (GDR)[1,2]	5,241,024	42,941
6.05%	Lenta Ltd. (GDR)[1,2,3]	1,053,300	8,630
	CP ALL PCL[1]	16,826,500	29,322
	Nestlé SA1	295,696	21,209
	Other securities		72,987

			175,089

64	American Funds Insurance Series

New World Fund

Common stocks		Shares	Value (000)

Materials	ArcelorMittal SA1,2	10,556,683	$77,831
5.94%	Vale SA, Class A, preferred nominative	4,350,000	31,195
	Klabin SA, units	4,692,000	25,545
	Other securities		37,333

			171,904

Industrials	Airbus Group SE, non-registered shares[1]	581,929	38,406
5.30%	Eicher Motors Ltd.[1]	104,200	33,388
	Other securities		81,507

			153,301

Telecommunication	SoftBank Group Corp.[1]	461,400	30,460
services	Other securities		28,853

2.05%			59,313

Real estate	American Tower Corp. REIT	245,000	25,892
1.05%	Other securities		4,425

			30,317

Utilities	Other securities		27,439

0.95%

Miscellaneous	Other common stocks in initial period of acquisition		144,465

4.99%	Total common stocks (cost: $2,144,710,000)		2,402,624

Rights & warrants 1.18%

Consumer staples	Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[1,3]	5,330,000	22,473
1.06%	Other securities		8,174

Consumer	Other securities		3,636

discretionary	Total rights & warrants (cost: $40,814,000)		34,283

0.12%

Bonds, notes & other debt instruments 4.80%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 4.18%
	Russian Federation 8.15% 2027	RUB2,470,000	40,254
	Russian Federation 7.00%–7.60% 2021–2023	185,000	2,929
	Other securities		77,874

			121,057

Corporate bonds & notes 0.57%
Energy	Petrobras Global Finance Co. 4.38%–8.75% 2021–2115	3,047	2,983
0.31%	Other securities		6,096

			9,079

Materials	Vale Overseas Ltd. 6.25% 2026	618	644

0.02%

American Funds Insurance Series	65

New World Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds & notes (continued)
Other	Other securities		$6,720

0.24%	Total corporate bonds & notes		16,443

U.S. Treasury bonds & notes 0.05%
U.S. Treasury	Other securities		1,501

0.05%	Total bonds, notes & other debt instruments (cost: $131,714,000)		139,001

Short-term securities 10.94%

	Bank of Montreal 0.63% due 1/9/2017	$ 30,000	29,995
	Export Development Canada 0.83% due 2/27/2017	20,000	19,979
	Federal Home Loan Bank 0.45%–0.56% due 1/18/2017–3/29/2017	47,000	46,974
	Freddie Mac 0.47% due 2/2/2017	20,000	19,993
	Gotham Funding Corp. 1.15% due 4/3/2017[3]	25,000	24,935
	Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	25,000	24,954
	PepsiCo Inc. 0.64% due 1/30/2017[3]	20,000	19,991
	Total Capital Canada Ltd. 0.75% due 1/17/2017[3]	50,000	49,987
	Victory Receivables Corp. 0.82% due 1/18/2017[3]	50,000	49,984
	Other securities		29,838

	Total short-term securities (cost: $316,595,000)		316,630

	Total investment securities 99.95% (cost: $2,633,833,000)		2,892,538
	Other assets less liabilities 0.05%		1,327

	Net assets 100.00%		$2,893,865

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

66	American Funds Insurance Series

New World Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $12,356,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Sales:
Colombian pesos	1/13/2017	JPMorgan Chase	$365	COP1,127,350	$(9)
Colombian pesos	1/20/2017	Bank of America, N.A.	$775	COP2,311,700	8
Euros	1/23/2017	HSBC Bank	$281	€265	2
Euros	2/24/2017	HSBC Bank	$554	€530	(6)
Indian rupees	1/11/2017	Citibank	$644	INR44,350	(9)
Indian rupees	1/11/2017	JPMorgan Chase	$3,735	INR257,150	(50)
Indian rupees	1/25/2017	JPMorgan Chase	$464	INR31,418	3
Japanese yen	2/16/2017	Bank of America, N.A.	$1,331	¥153,000	19
Japanese yen	2/17/2017	UBS AG	$549	¥63,000	8
Mexican pesos	1/10/2017	HSBC Bank	$886	MXN18,300	6
Mexican pesos	1/11/2017	Citibank	$434	MXN9,000	1
Mexican pesos	1/12/2017	HSBC Bank	$148	MXN3,075	– [4]
South African rand	1/10/2017	JPMorgan Chase	$268	ZAR3,700	(1)
South African rand	1/20/2017	Bank of America, N.A.	$893	ZAR12,200	8
Turkish lira	1/6/2017	JPMorgan Chase	$251	TRY785	29
Turkish lira	1/13/2017	Citibank	$142	TRY500	– [4]
Turkish lira	1/24/2017	Bank of America, N.A.	$502	TRY1,775	1

					$10

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,522,635,000, which represented 52.62% of the net assets of the fund. This amount includes $1,458,989,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $261,280,000, which represented 9.03% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

COP = Colombian pesos

€ = Euros

GDR = Global Depositary Receipts

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

RUB = Russian rubles

TRY = Turkish lira

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	67

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2016

Common stocks 92.66%		Shares	Value (000)

Information	Intel Corp.	7,487,200	$271,561
technology	Apple Inc.	1,974,580	228,696
14.12%	Texas Instruments Inc.	2,630,000	191,911
	Western Union Co.	8,225,000	178,647
	Oracle Corp.	3,150,000	121,117
	Broadcom Ltd.	492,527	87,064
	Microsoft Corp.	1,400,000	86,996
	Other securities		54,777

			1,220,769

Health care	AbbVie Inc.	6,338,800	396,936
13.39%	Amgen Inc.	1,856,500	271,439
	Medtronic PLC	1,460,000	103,996
	Teva Pharmaceutical Industries Ltd. (ADR)	2,260,800	81,954
	Gilead Sciences, Inc.	959,812	68,732
	Bristol-Myers Squibb Co.	1,125,000	65,745
	Other securities		168,104

			1,156,906

Energy	Exxon Mobil Corp.	3,166,000	285,763
12.26%	Halliburton Co.	4,795,700	259,399
	Canadian Natural Resources, Ltd.	7,677,150	244,748
	Noble Energy, Inc.	2,488,000	94,693
	ConocoPhillips	1,500,000	75,210
	Other securities		99,839

			1,059,652

Financials	JPMorgan Chase & Co.	3,678,200	317,392
11.10%	American International Group, Inc.	2,536,750	165,675
	Citigroup Inc.	2,312,000	137,402
	Prudential Financial, Inc.	1,295,000	134,758
	Goldman Sachs Group, Inc.	531,000	127,148
	Other securities		76,557

			958,932

Industrials	Norfolk Southern Corp.	952,000	102,883
9.79%	Boeing Co.	659,000	102,593
	CSX Corp.	2,850,000	102,400
	Caterpillar Inc.	904,000	83,837
	Illinois Tool Works Inc.	650,000	79,599
	Union Pacific Corp.	750,000	77,760
	General Dynamics Corp.	450,000	77,697
	General Electric Co.	2,400,000	75,840
	Other securities		143,950

			846,559

Consumer staples	Altria Group, Inc.	3,754,000	253,846
9.59%	Kraft Heinz Co.	1,076,666	94,015
	Philip Morris International Inc.	1,000,000	91,490
	Mondelez International, Inc.	1,580,000	70,041
	Reynolds American Inc.	1,108,000	62,092
	Other securities		256,973

			828,457

68	American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks		Shares	Value (000)

Telecommunication	AT&T Inc.	6,624,000	$281,718
services	Verizon Communications Inc.	4,265,171	227,675

5.89%			509,393

Materials	Freeport-McMoRan Inc.[1]	12,908,000	170,257
4.90%	Vale SA, Class A, preferred nominative (ADR)	12,719,337	87,636
	Vale SA, ordinary nominative (ADR)	460,500	3,509
	Other securities		162,243

			423,645

Consumer	Las Vegas Sands Corp.	2,458,000	131,282
discretionary	Amazon.com, Inc.[1]	104,500	78,361
4.81%	General Motors Co.	2,000,000	69,680
	McDonald’s Corp.	500,000	60,860
	Other securities		75,869

			416,052

Utilities	Exelon Corp.	2,263,000	80,314
1.69%	Other securities		65,338

			145,652

Real estate	Other securities		34,708

0.40%

Miscellaneous	Other common stocks in initial period of acquisition		408,090

4.72%	Total common stocks (cost: $6,264,454,000)		8,008,815

Short-term securities 7.26%		Principal amount (000)

	Apple Inc. 0.53% due 1/18/2017[2]	$20,000	19,995
	Chevron Corp. 0.60%-0.80% due 2/6/2017-3/13/2017[2]	115,000	114,875
	Federal Home Loan Bank 0.47%-0.54% due 1/13/2017-3/22/2017	303,800	303,643
	Microsoft Corp. 0.60%-0.78% due 1/4/2017-2/13/2017[2]	45,000	44,982
	Other securities		143,754

	Total short-term securities (cost: $627,211,000)		627,249

	Total investment securities 99.92% (cost: $6,891,665,000)		8,636,064
	Other assets less liabilities 0.08%		7,174

	Net assets 100.00%		$8,643,238

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	69

Blue Chip Income and Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $199,751,000, which represented 2.31% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

70	American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2016

Common stocks 91.66%		Shares	Value (000)

Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	11,845,800	$66,337
technology	Microsoft Corp.	890,000	55,305
17.35%	Nintendo Co., Ltd.[1]	225,000	47,035
	Broadcom Ltd.	200,000	35,354
	Murata Manufacturing Co., Ltd.[1]	183,000	24,369
	Apple Inc.	185,000	21,427
	Alibaba Group Holding Ltd. (ADR)[2]	160,000	14,050
	TE Connectivity Ltd.	200,000	13,856
	Facebook, Inc., Class A2	120,000	13,806
	Other securities		53,907

			345,446

Financials	ICICI Bank Ltd.[1]	4,550,000	17,060
13.99%	ICICI Bank Ltd. (ADR)	2,000,000	14,980
	UniCredit SpA[1]	8,150,000	23,430
	JPMorgan Chase & Co.	267,000	23,039
	Capital One Financial Corp.	205,000	17,884
	CME Group Inc., Class A	145,500	16,783
	Prudential PLC[1]	807,000	16,097
	National Australia Bank Ltd.[1]	680,000	15,009
	First Republic Bank	155,000	14,282
	Other securities		120,081

			278,645

Consumer	ProSiebenSat.1 Media SE1	616,945	23,850
discretionary	Amazon.com, Inc.[2]	25,000	18,747
9.88%	Home Depot, Inc.	135,000	18,101
	Continental AG1	81,000	15,768
	Steinhoff International Holdings NV1	2,990,000	15,440
	Other securities		104,866

			196,772

Industrials	Airbus Group SE, non-registered shares[1]	374,000	24,684
9.23%	Lockheed Martin Corp.	85,500	21,370
	Boeing Co.	120,000	18,682
	Flughafen Zürich AG1	95,000	17,626
	Grupo Aeroportuario del Pacífico SAB de CV	2,080,000	17,106
	United Continental Holdings, Inc.[2]	225,000	16,398
	Other securities		67,988

			183,854

Energy	Royal Dutch Shell PLC, Class B (ADR)	502,000	29,101
8.48%	Royal Dutch Shell PLC, Class A (ADR)	138,515	7,533
	Chevron Corp.	257,000	30,249
	BP PLC[1]	4,000,000	24,854
	Other securities		77,051

			168,788

Health care	UnitedHealth Group Inc.	306,100	48,988
7.52%	Merck & Co., Inc.	335,900	19,774
	Regeneron Pharmaceuticals, Inc.[2]	46,000	16,886
	Medtronic PLC	226,000	16,098
	Other securities		48,001

			149,747

American Funds Insurance Series	71

Global Growth and Income Fund

Common stocks (continued)		Shares	Value (000)

Consumer staples	British American Tobacco PLC[1]	807,000	$45,821
7.16%	Nestlé SA1	379,700	27,234
	Walgreens Boots Alliance, Inc.	210,500	17,421
	Procter & Gamble Co.	191,222	16,078
	Other securities		36,053

			142,607

Materials	E.I. du Pont de Nemours and Co.	350,000	25,690
5.28%	ArcelorMittal SA1,2	3,000,000	22,118
	James Hardie Industries PLC (CDI)[1]	950,000	15,042
	Other securities		42,354

			105,204

Utilities	Infraestructura Energética Nova, SAB de CV	6,606,884	28,790
4.18%	DONG Energy AS1,2	491,552	18,604
	Other securities		35,808

			83,202

Real estate	MGM Growth Properties LLC REIT, Class A	943,856	23,889
3.23%	Crown Castle International Corp. REIT	163,000	14,144
	Other securities		26,346

			64,379

Telecommunication	Other securities		15,407

services
0.77%

Miscellaneous	Other common stocks in initial period of acquisition		91,362

4.59%	Total common stocks (cost: $1,602,338,000)		1,825,413

Preferred securities 0.02%

Consumer	Other securities		486

discretionary	Total preferred securities (cost: $256,000)		486

0.02%

Bonds, notes & other debt instruments 2.40%		Principal amount (000)

Corporate bonds & notes 2.32%
Telecommunication	Numericable Group SA 7.375% 2026[3]	$ 14,800	15,170
services	Sprint Nextel Corp. 7.25% 2021	18,500	19,703

1.75%			34,873

Materials	Other securities		11,328

0.57%	Total corporate bonds & notes		46,201

U.S. Treasury bonds & notes 0.08%
U.S. Treasury	Other securities		1,601

0.08%	Total bonds, notes & other debt instruments (cost: $42,139,000)		47,802

72	American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 5.78%	Principal amount (000)	Value (000)
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.63% due 1/6/2017	$32,900	$32,896
Federal Home Loan Bank 0.42%-0.49% due 1/9/2017-2/21/2017	64,900	64,871
Mitsubishi UFJ Trust and Banking Corp. 0.75% due 1/13/2017[3]	17,400	17,396

Total short-term securities (cost: $115,161,000)		115,163

Total investment securities 99.86% (cost: $1,759,894,000)		1,988,864
Other assets less liabilities 0.14%		2,745

Net assets 100.00%		$1,991,609

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $15,582,000.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Sales:
Australian dollars	1/9/2017	HSBC Bank	$594	A$795	$ 21
British pounds	1/13/2017	Bank of America, N.A.	$6,167	£4,900	126
					$147

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $828,467,000, which represented 41.60% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $43,894,000, which represented 2.20% of the net assets of the fund.

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

CDI = CREST Depository Interest

See Notes to Financial Statements

American Funds Insurance Series	73

Growth-Income Fund

Summary investment portfolio December 31, 2016

Common stocks 91.55%		Shares	Value (000)

Information	Texas Instruments Inc.	7,890,059	$575,738
technology	Microsoft Corp.	8,448,727	525,004
14.98%	Broadcom Ltd.	2,589,590	457,762
	Alphabet Inc., Class A1	338,700	268,403
	Alphabet Inc., Class C1	238,084	183,758
	Oracle Corp.	6,221,000	239,197
	Intel Corp.	5,934,600	215,248
	Accenture PLC, Class A	1,654,500	193,792
	Apple Inc.	1,411,000	163,422
	Other securities		1,085,706

			3,908,030

Health care	Amgen Inc.	3,563,400	521,005
14.66%	AbbVie Inc.	7,140,100	447,113
	Stryker Corp.	2,584,241	309,618
	Gilead Sciences, Inc.	3,537,100	253,292
	UnitedHealth Group Inc.	1,513,596	242,236
	McKesson Corp.	1,666,300	234,032
	Medtronic PLC	3,049,700	217,230
	Express Scripts Holding Co.[1]	2,482,500	170,771
	Illumina, Inc.[1]	1,303,800	166,938
	Merck & Co., Inc.	2,835,080	166,901
	Other securities		1,096,061

			3,825,197

Consumer	Amazon.com, Inc.[1]	1,168,400	876,148
discretionary	Netflix, Inc.[1]	3,966,277	491,025
13.47%	Home Depot, Inc.	1,496,500	200,651
	Twenty-First Century Fox, Inc., Class A	6,141,000	172,194
	Time Warner Inc.	1,767,902	170,655
	Other securities		1,602,991

			3,513,664

Financials	JPMorgan Chase & Co.	4,994,300	430,958
10.82%	American International Group, Inc.	5,083,700	332,017
	Goldman Sachs Group, Inc.	1,345,380	322,151
	State Street Corp.	2,839,500	220,686
	Marsh & McLennan Companies, Inc.	2,926,100	197,775
	Wells Fargo & Co.	2,350,700	129,547
	Other securities		1,189,471

			2,822,605

Industrials	Union Pacific Corp.	3,468,833	359,649
8.07%	General Dynamics Corp.	1,071,000	184,919
	Other securities		1,561,830

			2,106,398

Energy	EOG Resources, Inc.	2,405,155	243,161
7.96%	TOTAL SA2	4,559,236	232,739
	Chevron Corp.	1,716,900	202,079
	Schlumberger Ltd.	2,055,000	172,517
	Halliburton Co.	3,150,700	170,421
	Concho Resources Inc.[1]	1,274,000	168,932
	Other securities		887,860

			2,077,709

74	American Funds Insurance Series

Growth-Income Fund

Common stocks		Shares	Value (000)

Consumer staples	Philip Morris International Inc.	2,943,330	$269,285
6.70%	Kroger Co.	7,540,500	260,223
	Coca-Cola Co.	5,914,900	245,232
	Other securities		974,698

			1,749,438

Materials	Celanese Corp., Series A	4,085,233	321,671
5.68%	Dow Chemical Co.	3,554,100	203,366
	Monsanto Co.	1,927,985	202,843
	Freeport-McMoRan Inc.[1]	14,540,000	191,782
	Other securities		561,167

			1,480,829

Telecommunication	Verizon Communications Inc.	10,036,400	535,743
services	Other securities		25,412

2.15%			561,155

Real estate	Other securities		472,229

1.81%

Utilities	Sempra Energy	1,649,600	166,016
0.89%	Other securities		67,072

			233,088

Miscellaneous	Other common stocks in initial period of acquisition		1,138,632

4.36%	Total common stocks (cost: $18,430,777,000)		23,888,974

Convertible stocks 0.05%

Other	Other securities		12,497

0.05%	Total convertible stocks (cost: $9,587,000)		12,497

Convertible bonds 0.47%		Principal amount (000)

Other	Other securities		123,679

0.47%	Total convertible bonds (cost: $104,435,000)		123,679

Bonds, notes & other debt instruments 0.27%

U.S. Treasury bonds & notes 0.22%
U.S. Treasury	U.S. Treasury 1.625% 2026	$ 59,900	55,864

0.22%

Corporate bonds & notes 0.05%
Telecommunication	Other securities		13,926

services	Total bonds, notes & other debt instruments (cost: $73,185,000)		69,790

0.05%

American Funds Insurance Series	75

Growth-Income Fund

Short-term securities 7.73%	Principal amount (000)	Value (000)

Apple Inc. 0.53%-0.76% due 1/17/2017-3/7/2017[3]	$190,900	$190,804
Chariot Funding, LLC 0.68% due 2/3/2017[3]	50,000	49,966
Chevron Corp. 0.51%-0.60% due 1/4/2017-2/3/2017[3]	197,100	197,038
Coca-Cola Co. 0.61%-0.67% due 1/12/2017-1/19/2017[3]	63,100	63,086
Federal Home Loan Bank 0.39%-0.56% due 1/6/2017-5/12/2017	424,000	423,703
Microsoft Corp. 0.60%-0.83% due 1/4/2017-2/21/2017[3]	179,800	179,692
U.S. Treasury Bills 0.40%-0.52% due 1/5/2017-4/6/2017	269,000	268,877
Wells Fargo Bank, N.A. 1.01%-1.05% due 1/17/2017-1/20/2017	140,000	140,031
Other securities		503,889

Total short-term securities (cost: $2,016,997,000)		2,017,086

Total investment securities 100.07% (cost: $20,634,981,000)		26,112,026
Other assets less liabilities (0.07)%		(18,836)

Net assets 100.00%		$26,093,190

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $7,340,000, an aggregate cost of $6,000,000, and which represented .03% of the net assets of the fund) was acquired on through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,454,199,000, which represented 5.57% of the net assets of the fund. This amount includes $1,368,521,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $966,872,000, which represented 3.71% of the net assets of the fund.

See Notes to Financial Statements

76	American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2016

Common stocks 88.45%		Shares	Value (000)

Financials	Prudential PLC[1]	738,000	$14,720
15.57%	Zurich Insurance Group AG1	52,900	14,530
	HDFC Bank Ltd.[1]	708,000	13,805
	St. James’s Place PLC[1]	1,048,000	13,035
	Siam Commercial Bank Public Co. Ltd., foreign registered [1]	2,906,000	12,324
	Barclays PLC[1]	3,911,497	10,745
	BNP Paribas SA1	165,700	10,555
	bank muscat SAOG[1]	7,447,387	9,126
	Other securities		72,625

			171,465

Consumer staples	Philip Morris International Inc.	420,300	38,453
13.08%	Imperial Brands PLC[1]	651,563	28,344
	British American Tobacco PLC[1]	344,100	19,538
	Pernod Ricard SA1	84,250	9,127
	CALBEE, Inc.[1]	284,400	8,898
	Japan Tobacco Inc.[1]	256,600	8,430
	Other securities		31,252

			144,042

Consumer	Taylor Wimpey plc[1]	9,092,600	17,076
discretionary	H & M Hennes & Mauritz AB, Class B1	489,320	13,583
10.55%	Toyota Motor Corp.[1]	226,000	13,194
	ITV PLC[1]	5,111,100	12,956
	HUGO BOSS AG1	207,500	12,804
	Kering SA1	40,500	9,079
	Other securities		37,547

			116,239

Utilities	SSE PLC[1]	1,356,222	25,926
10.04%	EDP - Energias de Portugal, SA1	6,100,064	18,577
	Power Assets Holdings Ltd.[1]	1,313,000	11,567
	Engie SA1	871,000	11,096
	Cheung Kong Infrastructure Holdings Ltd.[1]	1,282,000	10,196
	DONG Energy AS1,2	234,500	8,875
	Other securities		24,372

			110,609

Energy	Royal Dutch Shell PLC, Class A1	1,200,529	33,080
8.34%	BP PLC[1]	4,142,948	25,742
	Suncor Energy Inc.	291,987	9,547
	TOTAL SA1	179,920	9,185
	Veresen Inc.	922,000	9,003
	Other securities		5,354

			91,911

Industrials	Abertis Infraestructuras, SA, Class A, non-registered shares[1]	1,176,952	16,467
7.74%	CK Hutchison Holdings Ltd.[1]	1,283,348	14,488
	Capita PLC[1]	1,926,500	12,612
	Rolls-Royce Holdings PLC[1,2]	1,415,100	11,638
	ASSA ABLOY AB, Class B1	585,700	10,865
	Airbus Group SE, non-registered shares[1]	163,000	10,758
	Other securities		8,372

			85,200

American Funds Insurance Series	77

International Growth and Income Fund

Common stocks (continued)		Shares	Value (000)

Health care	Novartis AG1	327,670	$23,834
6.10%	Teva Pharmaceutical Industries Ltd. (ADR)	515,400	18,683
	Other securities		24,668

			67,185

Real estate	Cheung Kong Property Holdings Ltd.[1]	3,833,348	23,246
5.81%	Wharf (Holdings) Ltd.[1]	2,540,000	16,692
	Other securities		24,096

			64,034

Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	3,070,000	17,192
technology	Flex Ltd.[2]	840,000	12,071
4.26%	Other securities		17,657

			46,920

Telecommunication	MTN Group Ltd.[1]	1,797,000	16,414
services	Other securities		27,958

4.03%			44,372

Materials	Other securities		22,499

2.04%

Miscellaneous	Other common stocks in initial period of acquisition		9,787

0.89%	Total common stocks (cost: $1,027,684,000)		974,263

Convertible bonds 0.03%		Principal amount (000)

Financials	Other securities		253

0.03%	Total convertible bonds (cost: $261,000)		253

Bonds, notes & other debt instruments 3.41%

Corporate bonds & notes 2.14%
Materials	FMG Resources 9.75% 2022[3]	$ 7,750	9,029
1.03%	Other securities		2,355

			11,384

Other	Other securities		12,226

1.11%	Total corporate bonds & notes		23,610

Bonds & notes of governments & government agencies outside the U.S. 1.23%
	Other securities		13,559

U.S. Treasury bonds & notes 0.04%
U.S. Treasury	U.S. Treasury 0.75% 2017	420	419

0.04%	Total bonds, notes & other debt instruments (cost: $35,063,000)		37,588

78	American Funds Insurance Series

International Growth and Income Fund

Short-term securities 7.84%	Principal amount (000)	Value (000)

Army and Air Force Exchange Service 0.51% due 1/4/2017[3]	$10,100	$10,099
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.66% due 1/13/2017	5,000	4,999
BMW U.S. Capital LLC 0.52% due 1/9/2017[3]	10,000	9,999
Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	20,000	19,988
U.S. Treasury Bills 0.44% due 2/16/2017	20,000	19,988
Victory Receivables Corp. 0.75% due 1/24/2017[3]	10,000	9,995
Other securities		11,299

Total short-term securities (cost: $86,369,000)		86,367

Total investment securities 99.73% (cost: $1,149,377,000)		1,098,471
Other assets less liabilities 0.27%		2,981

Net assets 100.00%		$1,101,452

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $16,936,000.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Sales:
Euros	1/26/2017	Bank of America, N.A.	$13,927	€13,310	$(105)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $845,639,000, which represented 76.77% of the net assets of the fund. This amount includes $831,834,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $73,759,000, which represented 6.70% of the net assets of the fund.

Key to abbreviation and symbol

ADR = American Depositary Receipts

€ = Euros

See Notes to Financial Statements

American Funds Insurance Series	79

Capital Income Builder

Summary investment portfolio December 31, 2016

Common stocks 78.95%		Shares	Value (000)

Consumer staples	Philip Morris International Inc.	185,335	$16,956
14.06%	Altria Group, Inc.	163,910	11,084
	Coca-Cola Co.	213,945	8,870
	British American Tobacco PLC[1]	93,200	5,292
	Imperial Brands PLC[1]	113,200	4,924
	Diageo PLC[1]	168,400	4,357
	Japan Tobacco Inc.[1]	95,000	3,121
	Other securities		3,331

			57,935

Financials	Sampo Oyj, Class A1	191,382	8,558
13.05%	Swedbank AB, Class A1	237,429	5,738
	Mercury General Corp.	84,710	5,100
	CME Group Inc., Class A	37,595	4,336
	New York Community Bancorp, Inc.	234,400	3,729
	BB&T Corp.	76,280	3,587
	HSBC Holdings PLC (GBP denominated)[1]	437,200	3,535
	KBC Groep NV1	49,773	3,081
	Other securities		16,090

			53,754

Energy	Exxon Mobil Corp.	92,600	8,358
10.37%	Helmerich & Payne, Inc.	96,200	7,446
	Enbridge Inc. (CAD denominated)	174,970	7,363
	Royal Dutch Shell PLC, Class B1	232,760	6,642
	Royal Dutch Shell PLC, Class B (ADR)	8,500	493
	Royal Dutch Shell PLC, Class A1	3,084	85
	Inter Pipeline Ltd.	244,600	5,400
	Occidental Petroleum Corp.	60,300	4,295
	Other securities		2,660

			42,742

Telecommunication	Verizon Communications Inc.	252,051	13,454
services	Vodafone Group PLC[1]	3,167,500	7,790
10.08%	Singapore Telecommunications Ltd.[1]	2,990,100	7,504
	HKT Trust and HKT Ltd., units[1]	4,088,340	5,004
	Other securities		7,772

			41,524

Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	960,000	5,376
technology	International Business Machines Corp.	30,450	5,054
6.60%	Paychex, Inc.	61,610	3,751
	Microsoft Corp.	53,620	3,332
	Other securities		9,677

			27,190

Utilities	EDP - Energias de Portugal, SA1	2,035,085	6,198
6.10%	SSE PLC[1]	287,713	5,500
	Other securities		13,455

			25,153

80	American Funds Insurance Series

Capital Income Builder

Common stocks		Shares	Value (000)

Health care	AstraZeneca PLC[1]	99,210	$5,380
5.42%	AstraZeneca PLC (ADR)	87,000	2,377
	Pfizer Inc.	208,200	6,762
	Roche Holding AG, non-registered shares, nonvoting[1]	18,142	4,134
	Other securities		3,663

			22,316

Consumer	Greene King PLC[1]	619,600	5,325
discretionary	Las Vegas Sands Corp.	71,400	3,814
4.22%	Other securities		8,253

			17,392

Real estate	Iron Mountain Inc. REIT	165,295	5,369
4.19%	Lamar Advertising Co. REIT, Class A	60,700	4,081
	Nexity SA, Class A, non-registered shares[1]	86,336	4,040
	Crown Castle International Corp. REIT	43,400	3,766

			17,256

Industrials	Sydney Airport, units[1]	817,890	3,523
3.13%	Other securities		9,355

			12,878

Materials	Other securities		5,129

1.24%

Miscellaneous	Other common stocks in initial period of acquisition		2,019

0.49%	Total common stocks (cost: $328,599,000)		325,288

Convertible stocks 1.04%

Real estate	American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	41,200	4,305

1.04%	Total convertible stocks (cost: $4,289,000)		4,305

Bonds, notes & other debt instruments 14.21%		Principal amount (000)

U.S. Treasury bonds & notes 5.55%
U.S. Treasury	U.S. Treasury 1.375% 2021	$ 3,250	3,199
4.81%	U.S. Treasury 8.00% 2021	5,500	7,044
	U.S. Treasury 8.125% 2021	3,000	3,820
	U.S. Treasury 1.13%–2.88% 2021–2045	5,795	5,739

			19,802

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.38%–0.63% 2025–2026[2]	3,054	3,068

inflation-protected	Total U.S. Treasury bonds & notes		22,870

securities
0.74%

American Funds Insurance Series	81

Capital Income Builder

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations 4.14%
Federal agency	Fannie Mae 3.00%-4.00% 2036-2046[3]	$7,757	$8,109
mortgage-backed	Other securities		7,863

obligations			15,972

3.87%

Commercial	Other securities		1,084

mortgage-backed	Total mortgage-backed obligations		17,056

securities
0.27%

Corporate bonds & notes 2.69%
Telecommunication	Verizon Communications Inc. 4.50%-5.50% 2018-2021	700	747

services
0.18%

Consumer staples	Altria Group, Inc. 9.25% 2019	200	236
0.17%	Other securities		447

			683

Industrials	General Electric Capital Corp. 5.50% 2020	150	164
0.12%	Other securities		326

			490

Other	Other securities		9,169

2.22%	Total corporate bonds & notes		11,089

Asset-backed obligations 1.83%
	Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 2020[3]	3,000	3,009
	Other securities		4,508

	Total asset-backed obligations		7,517

	Total bonds, notes & other debt instruments (cost: $59,003,000)		58,532

Short-term securities 6.04%

	ExxonMobil Corp. 0.53% due 1/23/2017	4,000	3,998
	Federal Home Loan Bank 0.48%-0.51% due 1/25/2017-2/6/2017	8,000	7,997
	General Electric Co. 0.60% due 1/3/2017	4,900	4,900
	U.S. Treasury Bills 0.44% due 2/16/2017	5,000	4,997
	Other securities		2,997

	Total short-term securities (cost: $24,889,000)		24,889

	Total investment securities 100.24% (cost: $416,780,000)		413,014
	Other assets less liabilities (0.24)%		(979)

	Net assets 100.00%		$412,035

82	American Funds Insurance Series

Capital Income Builder

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $3,589,000, which represented .87% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $491,000.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Sales:
New Zealand dollars	1/31/2017	Bank of America, N.A.	$491	NZ$715	$(5)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $161,264,000, which represented 39.14% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

NZ$ = New Zealand dollars

See Notes to Financial Statements

American Funds Insurance Series	83

Asset Allocation Fund

Summary investment portfolio December 31, 2016

Common stocks 65.32%		Shares	Value (000)

Information	Microsoft Corp.	12,120,000	$753,137
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,200,000	437,000
18.89%	ASML Holding NV (New York registered)	2,500,000	280,500
	Intuit Inc.	2,400,000	275,064
	Broadcom Ltd.	1,499,600	265,084
	VeriSign, Inc.[1]	3,200,000	243,424
	Intel Corp.	5,600,000	203,112
	Facebook, Inc., Class A1	1,687,000	194,089
	Juniper Networks, Inc.	6,000,000	169,560
	Texas Instruments Inc.	1,800,000	131,346
	Alphabet Inc., Class C1	168,500	130,051
	Apple Inc.	1,100,000	127,402
	Other securities		766,163

			3,975,932

Health care	UnitedHealth Group Inc.	2,417,000	386,817
8.91%	Johnson & Johnson	2,650,000	305,306
	Humana Inc.	1,410,000	287,682
	Express Scripts Holding Co.[1]	3,550,000	244,205
	Merck & Co., Inc.	3,856,000	227,003
	Other securities		423,401

			1,874,414

Consumer	Comcast Corp., Class A	5,773,000	398,626
discretionary	Home Depot, Inc.	1,700,000	227,936
7.86%	Amazon.com, Inc.[1]	258,000	193,466
	Newell Brands Inc.	4,200,000	187,530
	VF Corp.	2,730,000	145,646
	General Motors Co.	3,500,000	121,940
	Other securities		378,872

			1,654,016

Financials	JPMorgan Chase & Co.	6,000,000	517,740
7.69%	Chubb Ltd.	2,455,000	324,355
	First Republic Bank	1,980,000	182,437
	Citigroup Inc.	2,750,000	163,432
	Bank of America Corp.	7,000,000	154,700
	Other securities		275,147

			1,617,811

Energy	Noble Energy, Inc.	7,100,000	270,226
5.99%	Weatherford International PLC[1]	42,200,000	210,578
	Chevron Corp.	1,400,000	164,780
	Royal Dutch Shell PLC, Class B (ADR)	2,650,000	153,620
	Other securities		460,981

			1,260,185

Consumer staples	Philip Morris International Inc.	4,882,000	446,654
4.58%	Other securities		516,847

			963,501

84	American Funds Insurance Series

Asset Allocation Fund

Common stocks		Shares	Value (000)

Materials	E.I. du Pont de Nemours and Co.	4,905,000	$360,027
4.57%	LyondellBasell Industries NV	2,050,000	175,849
	Syngenta AG (ADR)	2,000,000	158,100
	Other securities		268,746

			962,722

Industrials	Lockheed Martin Corp.	1,365,000	341,168
4.52%	Boeing Co.	1,640,000	255,315
	Nielsen Holdings PLC	3,000,000	125,850
	Other securities		229,430

			951,763

Telecommunication	AT&T Inc.	3,295,000	140,137
services	Other securities		91,488

1.10%			231,625

Other	Other securities		208,091

0.98%

Miscellaneous	Other common stocks in initial period of acquisition		48,063

0.23%	Total common stocks (cost: $10,362,528,000)		13,748,123

Convertible stocks 0.04%

Industrials	Other securities		3,693

0.02%

Miscellaneous	Other convertible stocks in initial period of acquisition		4,800

0.02%	Total convertible stocks (cost: $19,829,000)		8,493

Bonds, notes & other debt instruments 26.83%		Principal amount (000)

U.S. Treasury bonds & notes 12.18%
U.S. Treasury	U.S. Treasury 0.625% 2018	133,000	132,316
9.77%	U.S. Treasury 1.50% 2019	400,000	402,220
	U.S. Treasury 1.25% 2020[2]	327,000	324,600
	U.S. Treasury 1.625% 2020	125,000	124,922
	U.S. Treasury 0.63%-4.75% 2017-2046	1,082,025	1,071,647

			2,055,705

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	208,226	212,164
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	132,575	145,057
securities	U.S. Treasury Inflation-Protected Securities 0.13%-2.63% 2017-2046[3]	151,818	150,977

2.41%			508,198

	Total U.S. Treasury bonds & notes		2,563,903

American Funds Insurance Series	85

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds & notes 9.46%
Energy	Chevron Corp. 2.10%-3.33% 2021-2025	5,665	$5,636
1.81%	Weatherford International PLC 4.50%-9.88% 2022-2040[4]	21,870	19,810
	Other securities		354,891

			380,337

Health care	Johnson & Johnson 2.45% 2026	1,285	1,229
1.47%	UnitedHealth Group Inc. 3.35% 2022	4,355	4,486
	Other securities		303,748

			309,463

Financials	ACE INA Holdings Inc. 2.30%-4.35% 2020-2045	10,050	10,121
1.37%	JPMorgan Chase & Co. 1.35%-5.30% 2017-2049	9,465	9,493
	Other securities		269,068

			288,682

Consumer	Comcast Corp. 1.63%-3.40% 2022-2046	8,685	8,049
discretionary	Home Depot, Inc. 2.00%-4.25% 2021-2056	9,375	9,146
0.92%	Other securities		176,799

			193,994

Industrials	Lockheed Martin Corp. 2.50%-3.55% 2020-2026	13,750	13,985
0.58%	Other securities		108,645

			122,630

Information	Apple Inc. 1.55% 2021	1,215	1,174
technology	Microsoft Corp. 2.40%-4.20% 2026-2035	9,000	9,151
0.43%	Other securities		79,723

			90,048

Consumer staples	Philip Morris International Inc. 1.88%-4.25% 2021-2044	9,000	8,966
0.33%	Other securities		60,093

			69,059

Other	Other securities		537,805

2.55%	Total corporate bonds & notes		1,992,018

Mortgage-backed obligations 4.35%
Federal agency	Fannie Mae 0%-7.50% 2021-2047[5,6,7]	438,931	452,425
mortgage-backed	Freddie Mac 1.69%-6.50% 2021-2047[5,6,7]	342,731	355,579
obligations	Other securities		20,653

3.95%			828,657

Other	Other securities		86,945

0.40%	Total mortgage-backed obligations		915,602

86	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)

Federal agency bonds & notes 0.25%
Fannie Mae 1.38%-1.88% 2021-2026	16,000	$14,896
Federal Home Loan Bank 0.875% 2018	17,140	17,086
Freddie Mac 0.75% 2018	18,768	18,682
Other securities		1,631

Total federal agency bonds & notes		52,295

Other 0.59%
Other securities		122,701

Total bonds, notes & other debt instruments (cost: $5,638,998,000)		5,646,519

Short-term securities 7.98%

Apple Inc. 0.53%-0.59% due 1/17/2017-1/20/2017[4]	$145,000	144,963
Chevron Corp. 0.54%-0.75% due 1/5/2017-1/9/2017[4]	135,800	135,786
Fannie Mae 0.41% due 2/1/2017	50,000	49,983
Federal Home Loan Bank 0.31%-0.56% due 1/6/2017-5/25/2017	800,600	800,160
Microsoft Corp. 0.75% due 2/14/2017[4]	75,000	74,946
U.S. Treasury Bills 0.42%-0.45% due 2/9/2017-2/23/2017	158,500	158,414
Other securities		316,039

Total short-term securities (cost: $1,680,239,000)		1,680,291

Total investment securities 100.17% (cost: $17,701,594,000)		21,083,426
Other assets less liabilities (0.17)%		(35,525)

Net assets 100.00%		$21,047,901

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $514,938,000, which represented 2.45% of the net assets of the fund. This amount includes $476,496,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $54,286,000, which represented .26% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $5,229,000, an aggregate cost of $26,745,000, and which represented .02% of the net assets of the fund) were acquired from 3/10/2010 to 5/2/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series	87

Asset Allocation Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $420,833,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)

Receive	LCH	3-month USD-LIBOR	1.929%	9/29/2019	$80,000	$ 642
Receive	LCH	3-month USD-LIBOR	1.6365	10/16/2019	124,000	(6)
Receive	LCH	3-month USD-LIBOR	1.3675	6/28/2026	15,000	(1,232)
Pay	LCH	3-month USD-LIBOR	1.444	8/23/2026	15,000	1,157
Pay	LCH	3-month USD-LIBOR	1.583	10/25/2026	15,000	1,000
Pay	LCH	3-month USD-LIBOR	3.402	6/23/2044	18,000	(3,062)
Pay	LCH	3-month USD-LIBOR	2.945	10/16/2044	28,000	(2,129)
						$(3,630)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $108,102,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation at 12/31/2016 (000)

2 Year U.S. Treasury Note Futures	CME	Long	500	April 2017	$108,102	$242

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,182,000, which represented .04% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,223,757,000, which represented 5.81% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

88	American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2016

Common stocks 58.48%		Shares	Value (000)

Industrials	Boeing Co.	18,500	$2,880
10.09%	KONE Oyj, Class B1	57,000	2,554
	ASSA ABLOY AB, Class B1	118,000	2,189
	Komatsu Ltd.[1]	91,000	2,054
	BAE Systems PLC[1]	280,000	2,033
	General Electric Co.	54,000	1,706
	Flughafen Zürich AG1	8,500	1,577
	Mitsubishi Electric Corp.[1]	110,000	1,529
	Other securities		8,886

			25,408

Information	Microsoft Corp.	92,200	5,729
technology	ASML Holding NV1	50,169	5,621
9.97%	Nintendo Co., Ltd.[1]	19,800	4,139
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	333,000	1,865
	Amphenol Corp., Class A	24,000	1,613
	Symantec Corp.	62,565	1,495
	Other securities		4,659

			25,121

Energy	Royal Dutch Shell PLC, Class B1	95,000	2,711
6.94%	Royal Dutch Shell PLC, Class A1	585	16
	ConocoPhillips	49,506	2,482
	Enbridge Inc. (CAD denominated)	56,087	2,360
	Schlumberger Ltd.	26,500	2,225
	Spectra Energy Corp	44,100	1,812
	LUKOIL Oil Co. PJSC (ADR)[1]	28,500	1,596
	BP PLC[1]	216,000	1,342
	Other securities		2,943

			17,487

Consumer staples	British American Tobacco PLC[1]	64,755	3,677
6.36%	Nestlé SA1	33,200	2,381
	Reynolds American Inc.	42,104	2,360
	Altria Group, Inc.	31,000	2,096
	Philip Morris International Inc.	19,665	1,799
	Other securities		3,708

			16,021

Health care	Humana Inc.	20,830	4,250
5.61%	Merck & Co., Inc.	58,120	3,422
	Other securities		6,456

			14,128

Financials	JPMorgan Chase & Co.	42,700	3,685
4.52%	AIA Group Ltd.[1]	432,000	2,418
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	343,000	1,739
	Wells Fargo & Co.	26,000	1,433
	Prudential PLC[1]	69,000	1,376
	Other securities		718

			11,369

American Funds Insurance Series	89

Global Balanced Fund

Common stocks (continued)		Shares	Value (000)

Materials	E.I. du Pont de Nemours and Co.	37,500	$2,753
4.22%	Linde AG1	8,900	1,459
	Other securities		6,415

			10,627

Consumer	Amazon.com, Inc.[2]	4,100	3,074
discretionary	Home Depot, Inc.	22,030	2,954
3.84%	Other securities		3,646

			9,674

Utilities	Power Assets Holdings Ltd.[1]	195,500	1,722
1.31%	Dominion Resources, Inc.	20,465	1,568

			3,290

Real estate	Link REIT[1]	211,697	1,367

0.54%

Telecommunication	Other securities		502

services
0.20%

Miscellaneous	Other common stocks in initial period of acquisition		12,294

4.88%	Total common stocks (cost: $124,033,000)		147,288

Bonds, notes & other debt instruments 31.28%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 14.65%
	Ireland (Republic of) 1.00%-5.40% 2023-2045	€ 2,640	3,204
	Japan 0.10%-2.30% 2018-2045[4]	¥799,660	7,512
	Poland (Republic of) 3.25%-5.75% 2017-2025	PLN12,490	3,205
	United Mexican States 4.00%-10.00% 2017-2040[4]	MXN51,724	2,579
	United Mexican States 4.13%-4.75% 2026-2046	$ 750	715
	Other securities		19,683

			36,898

U.S. Treasury bonds & notes 8.21%
U.S. Treasury	U.S. Treasury 1.50% 2020	1,500	1,496
5.76%	U.S. Treasury 1.75% 2020	2,200	2,200
	U.S. Treasury 0.75%-3.13% 2017-2045	10,903	10,826

			14,522

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	1,735	1,768
inflation-protected	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2017–2046[4]	4,344	4,402

securities			6,170

2.45%	Total U.S. Treasury bonds & notes		20,692

Corporate bonds & notes 6.34%
Financials	JPMorgan Chase & Co. 2.55%–6.75% 2021–2049	239	250
1.48%	Other securities		3,485

			3,735

90	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

Health care	Humana Inc. 3.15% 2022	$ 100	$100
0.88%	Other securities		2,101

			2,201

Consumer staples	Reynolds American Inc. 4.00%–5.85% 2022–2045	205	220
0.49%	Other securities		1,013

			1,233

Industrials	General Electric Capital Corp 2.30%–3.15% 2017–2022	115	116
0.30%	Other securities		649

			765

Information	Microsoft Corp. 2.40% 2026	110	104
technology	Other securities		200

0.12%			304

Other	Other securities		7,720

3.07%	Total corporate bonds & notes		15,958

Mortgage-backed obligations 1.95%
Other	Nykredit Realkredit AS, Series 01E, 2.00% 2037[5]	DKr10,266	1,482
mortgage-backed	Other securities		1,110

securities			2,592

1.03%

Federal agency	Fannie Mae 4.00% 2047[5,6]	1,380	1,450
mortgage-backed	Other securities		831

obligations			2,281

0.90%

Commercial	Other securities		51

mortgage-backed	Total mortgage-backed obligations		4,924

securities
0.02%

Asset-backed obligations 0.13%
	Other securities		323

	Total bonds, notes & other debt instruments (cost: $82,976,000)		78,795

Short-term securities 9.11%

	BMW U.S. Capital LLC 0.52% due 1/9/2017[3]	$6,000	5,999
	Federal Home Loan Bank 0.46% due 1/20/2017	2,200	2,199
	General Electric Co. 0.60% due 1/3/2017	6,250	6,250
	Kaiser Foundation Hospitals 0.75% due 1/5/2017	2,000	2,000
	Mizuho Bank, Ltd. 0.70% due 1/30/2017[3]	6,500	6,496

	Total short-term securities (cost: $22,946,000)		22,944

	Total investment securities 98.87% (cost: $229,955,000)		249,027
	Other assets less liabilities 1.13%		2,853

	Net assets 100.00%		$251,880

American Funds Insurance Series	91

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $16,360,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Purchases:
British pounds	1/19/2017	UBS AG	£157	$200	$(6)
Euros	1/9/2017	Bank of America, N.A.	€262	$283	(7)
Euros	1/9/2017	Citibank	€355	$384	(10)
Euros	1/10/2017	HSBC Bank	€710	$767	(19)
Euros	1/12/2017	JPMorgan Chase	€134	$143	(2)
Euros	1/19/2017	Citibank	€645	$693	(14)
Japanese yen	1/20/2017	Citibank	¥31,929	$281	(7)
Japanese yen	1/20/2017	JPMorgan Chase	¥39,248	$345	(9)
Japanese yen	1/20/2017	JPMorgan Chase	¥91,872	$800	(13)
Japanese yen	2/16/2017	HSBC Bank	¥22,250	$194	(3)
Japanese yen	2/17/2017	HSBC Bank	¥23,305	$203	(3)
Japanese yen	2/24/2017	HSBC Bank	¥36,272	$309	3
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr2,828	$335	(7)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr2,443	$282	1
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr1,625	$174	5
Swedish kronor	2/9/2017	Bank of America, N.A.	SKr1,270	$139	1
Swedish kronor	2/17/2017	UBS AG	SKr1,613	$176	1

					$(89)

Sales:
Australian dollars	1/11/2017	Bank of America, N.A.	$369	A$500	9
Australian dollars	1/25/2017	UBS AG	¥21,402	A$250	3
Australian dollars	1/25/2017	UBS AG	$182	A$250	2
British pounds	1/11/2017	Barclays Bank PLC	$2,122	£1,700	26
British pounds	1/12/2017	HSBC Bank	¥81,162	£565	(1)
Canadian dollars	1/23/2017	Bank of America, N.A.	€359	C$500	6
Canadian dollars	1/23/2017	Bank of America, N.A.	$375	C$500	2
Colombian pesos	1/11/2017	Citibank	$189	COP584,090	(5)
Colombian pesos	1/11/2017	JPMorgan Chase	$192	COP594,700	(6)
Euros	1/6/2017	JPMorgan Chase	$740	€700	3
Euros	1/9/2017	Citibank	SKr3,437	€350	9
Euros	1/13/2017	HSBC Bank	NKr1,123	€125	(1)
Euros	1/19/2017	Citibank	£296	€350	(4)
Euros	1/25/2017	HSBC Bank	$426	€400	4
Euros	1/26/2017	Citibank	SKr2,934	€300	6
Indian rupees	1/11/2017	JPMorgan Chase	$347	INR23,900	(5)
Israeli shekels	1/23/2017	Citibank	$338	ILS1,300	– [7]
Japanese yen	1/6/2017	JPMorgan Chase	$1,203	¥125,000	132
Japanese yen	2/6/2017	Bank of New York Mellon	$247	¥28,000	7
Malaysian ringgits	1/13/2017	JPMorgan Chase	$362	MYR1,600	5
Polish zloty	1/10/2017	JPMorgan Chase	$552	PLN2,307	1
South African rand	1/12/2017	JPMorgan Chase	$91	ZAR1,300	(3)

					$190

Forward currency contracts – net					$101

92	American Funds Insurance Series

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $64,919,000, which represented 25.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,725,000, which represented 6.64% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

CAD/C$ = Canadian dollars

COP = Colombian pesos

DKr = Danish kroner

€ = Euros

ILS = Israeli shekels

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

MYR = Malaysian ringgits

NKr = Norwegian kroner

PLN = Polish zloty

SKr = Swedish kronor

TBA = To-be-announced

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	93

Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 92.36%		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 33.22%
U.S. Treasury	U.S. Treasury 0.75% 2018	$183,025	$181,940
29.60%	U.S. Treasury 1.625% 2019	134,475	135,420
	U.S. Treasury 1.625% 2019	111,250	112,023
	U.S. Treasury 1.625% 2019	79,400	79,797
	U.S. Treasury 1.25% 2020[1]	79,950	79,363
	U.S. Treasury 8.75% 2020	40,000	49,959
	U.S. Treasury 1.125% 2021	158,965	154,694
	U.S. Treasury 1.375% 2021	140,000	137,243
	U.S. Treasury 1.75% 2021	88,400	87,751
	U.S. Treasury 2.00% 2022	222,750	221,322
	U.S. Treasury 2.125% 2022	150,000	150,539
	U.S. Treasury 1.375% 2023	75,000	71,083
	U.S. Treasury 1.50% 2023	100,000	96,133
	U.S. Treasury 1.625% 2023	147,500	142,545
	U.S. Treasury 1.625% 2023	70,000	67,731
	U.S. Treasury 2.125% 2023	62,000	61,613
	U.S. Treasury 2.125% 2025	85,650	83,997
	U.S. Treasury 1.50% 2026	160,000	147,194
	U.S. Treasury 2.00% 2026	79,092	76,126
	U.S. Treasury 3.00% 2045	198,625	195,372
	U.S. Treasury 2.50% 2046	97,425	86,324
	U.S. Treasury 2.50% 2046	83,275	73,787
	U.S. Treasury 2.875% 2046	131,140	126,267
	U.S. Treasury 0.75%-6.13% 2018-2046	612,124	605,071

			3,223,294

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	52,009	51,777
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	110,926	107,370
securities	U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	143,198	144,112
3.62%	U.S. Treasury Inflation-Protected Securities 0.13%-2.13% 2021-2041[2]	83,593	91,173

			394,432

	Total U.S. Treasury bonds & notes		3,617,726

Corporate bonds & notes 31.22%
Financials	Other securities		675,314

6.20%

Health care	Other securities		645,936

5.93%

Energy	Other securities		494,703

4.54%

Consumer	Other securities		392,836

discretionary
3.61%

Utilities	Other securities		333,530

3.06%

Consumer staples	Other securities		286,417

2.63%

94	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

Telecommunication	Other securities		$189,383

services
1.74%

Real estate	Other securities		166,492

1.53%

Information	Microsoft Corp. 3.70% 2046	$ 870	819
technology	Other securities		62,160

0.58%			62,979

Other	Other securities		152,297

1.40%	Total corporate bonds & notes		3,399,887

Mortgage-backed obligations 19.61%
Federal agency	Fannie Mae 3.00% 2046[3]	114,741	114,070
mortgage-backed	Fannie Mae 4.00% 2046[3]	60,087	63,216
obligations	Fannie Mae 4.00% 2046[3]	54,944	57,813
18.00%	Fannie Mae 4.50% 2046[3]	49,927	53,893
	Fannie Mae 3.50% 2047[3,4]	57,650	59,055
	Fannie Mae 4.00% 2047[3,4]	71,000	74,612
	Fannie Mae 4.50% 2047[3,4]	61,925	66,516
	Fannie Mae 4.50% 2047[3,4]	59,075	63,527
	Fannie Mae 2.39%-9.35% 2023-2046[3,5]	214,930	228,522
	Freddie Mac 3.00% 2035[3]	58,279	59,058
	Freddie Mac 3.50% 2046[3]	204,554	209,587
	Freddie Mac 3.50% 2046[3]	112,966	115,768
	Freddie Mac 3.50% 2046[3]	107,601	110,244
	Freddie Mac 4.00% 2046[3]	271,051	284,763
	Freddie Mac 4.00% 2046[3]	82,334	86,526
	Freddie Mac 4.00% 2046[3]	47,770	50,202
	Freddie Mac 0%-5.50% 2033-2046[3]	141,635	146,433
	Government National Mortgage Assn. 4.50% 2040-2045[3]	108,732	116,185

			1,959,990

Commercial	Other securities		122,874

mortgage-backed securities
1.13%

Other	Freddie Mac 2.18%–3.13% 2021–2025[3]	49,205	49,727

mortgage-backed securities
0.46%

Collateralized	Freddie Mac, Series 2016-DNA3, Class M1, 1.856% 2028[3,5]	1,840	1,845
mortgage-backed	Other securities		931

(privately			2,776

originated) 0.02%	Total mortgage-backed obligations		2,135,367

American Funds Insurance Series	95

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. 5.60%
	Japan, Series 19, 0.10% 2024[2]	¥ 5,323,620	$48,397
	Japan, Series 20, 0.10% 2025[2]	11,227,500	102,212
	United Mexican States, Series M, 6.50% 2021	MXN3,132,700	147,501
	United Mexican States 3.60%-6.05% 2025-2047	$ 25,020	24,364
	United Mexican States 4.00%-5.75% 2026-2046[2]	MXN666,680	29,556
	Other securities		258,040

			610,070

Asset-backed obligations 1.31%
	Other securities		142,447

Municipals 0.74%
	Other securities		80,240

Federal agency bonds & notes 0.66%
	Fannie Mae 2.125% 2026	$ 12,410	11,764
	Freddie Mac 1.25% 2019	22,000	21,891
	Other securities		38,660

			72,315

	Total bonds, notes & other debt instruments (cost: $10,198,466,000)		10,058,052

Common stocks 0.02%		Shares

Other	Other securities		804

0.01%

Miscellaneous	Other common stocks in initial period of acquisition		969

0.01%	Total common stocks (cost: $1,644,000)		1,773

Rights & warrants 0.00%

Utilities	Other securities		111

0.00%	Total rights & warrants (cost: $123,000)		111

Short-term securities 9.65%		Principal amount (000)

	Apple Inc. 0.55% due 1/24/2017[6]	$ 68,200	68,177
	BNP Paribas, New York Branch 1.21%-1.24% due 2/24/2017-4/5/2017	50,000	49,900
	BPCE 1.14%-1.22% due 2/22/2017-4/6/2017[6]	50,000	49,903
	Chevron Corp. 0.54% due 1/13/2017[6]	64,000	63,986
	Federal Home Loan Bank 0.36%-0.56% due 1/9/2017-5/12/2017	359,900	359,589
	Microsoft Corp. 0.59%-0.76% due 1/4/2017-2/14/2017[6]	112,700	112,681
	U.S. Treasury Bills 0.40%-0.43% due 1/19/2017-2/9/2017	140,900	140,863
	Other securities		205,843

	Total short-term securities (cost: $1,050,880,000)		1,050,942

	Total investment securities 102.03% (cost: $11,251,113,000)		11,110,878
	Other assets less liabilities (2.03)%		(221,361)

	Net assets 100.00%		$10,889,517

96	American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,359,000, which represented .01% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $13,253,000, which represented .12% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $317,550,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Sales:
Australian dollars	1/20/2017	HSBC Bank	$48,171	A$64,500	$1,651
Chilean pesos	1/20/2017	Citibank	$45,462	CLP30,275,750	333
Euros	1/13/2017	Citibank	$17,475	€16,750	(172)
Japanese yen	1/19/2017	UBS AG	$30,269	¥3,430,000	884
Japanese yen	1/24/2017	Bank of America, N.A.	$12,292	¥1,445,000	(91)
Japanese yen	1/26/2017	JPMorgan Chase	$41,920	¥4,925,000	(288)
Japanese yen	1/26/2017	HSBC Bank	$62,069	¥7,300,000	(494)
Mexican pesos	1/23/2017	Barclays Bank PLC	$12,214	MXN252,000	104

					$1,927

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $2,481,366,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)

Pay	LCH	3-month USD-LIBOR	0.765%	10/27/2017	$27,500	$81
Receive	LCH	3-month USD-LIBOR	1.669	10/28/2019	112,000	77
Receive	LCH	3-month USD-LIBOR	1.6915	6/3/2020	1,600	(3)
Receive	LCH	3-month USD-LIBOR	1.628	8/24/2020	7,000	(41)
Receive	LCH	3-month USD-LIBOR	1.7345	12/31/2020	120,000	(508)
Receive	LCH	3-month USD-LIBOR	1.2415	3/4/2021	237,000	(5,987)
Receive	LCH	3-month USD-LIBOR	1.157	5/12/2021	5,000	(155)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	49,800	(187)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	250,200	(948)
Pay	LCH	3-month USD-LIBOR	2.1305	7/17/2022	100,000	(545)
Receive	LCH	3-month USD-LIBOR	1.9375	12/18/2022	150,000	(1,141)
Pay	LCH	3-month USD-LIBOR	2.701	6/9/2024	60,000	(2,147)
Pay	LCH	3-month USD-LIBOR	2.6815	9/24/2024	1,600	(55)
Pay	LCH	3-month USD-LIBOR	2.54	10/3/2024	400	(10)
Pay	LCH	6-month EURIBOR	0.9852	10/17/2024	€25,000	(1,194)
Pay	LCH	3-month USD-LIBOR	2.342	10/21/2024	$290	(3)
Pay	LCH	3-month USD-LIBOR	2.326	10/22/2024	800	(7)
Pay	LCH	3-month USD-LIBOR	2.372	10/24/2024	1,150	(13)
Pay	LCH	3-month USD-LIBOR	2.438	11/19/2024	2,750	(44)

American Funds Insurance Series	97

Bond Fund

Interest rate swaps (continued)

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)

Pay	LCH	3-month USD-LIBOR	2.4585%	11/24/2024	$23,000	$(405)
Pay	LCH	3-month USD-LIBOR	2.4295	11/25/2024	800	(12)
Pay	LCH	3-month USD-LIBOR	2.353	12/8/2024	700	(7)
Pay	LCH	3-month USD-LIBOR	2.2845	12/12/2024	330	(1)
Pay	LCH	3-month USD-LIBOR	1.8185	1/20/2025	900	28
Pay	LCH	3-month USD-LIBOR	1.9365	1/22/2025	1,500	33
Pay	LCH	3-month USD-LIBOR	2.192	3/18/2025	1,850	7
Pay	LCH	3-month USD-LIBOR	2.0475	3/23/2025	450	7
Pay	LCH	3-month USD-LIBOR	2.3175	5/8/2025	1,500	(8)
Pay	LCH	3-month USD-LIBOR	2.339	5/13/2025	375	(3)
Pay	LCH	3-month USD-LIBOR	2.351	5/15/2025	590	(5)
Pay	LCH	3-month USD-LIBOR	2.287	5/20/2025	500	(1)
Pay	LCH	3-month USD-LIBOR	2.227	5/28/2025	260	– [7]
Pay	LCH	3-month USD-LIBOR	2.2125	5/29/2025	465	1
Pay	LCH	3-month USD-LIBOR	2.451	6/5/2025	650	(10)
Pay	LCH	3-month USD-LIBOR	2.46	6/10/2025	2,536	(41)
Pay	LCH	3-month USD-LIBOR	2.455	6/24/2025	235	(4)
Pay	LCH	3-month USD-LIBOR	2.428	7/2/2025	2,000	(27)
Pay	LCH	3-month USD-LIBOR	2.397	7/13/2025	900	(10)
Pay	LCH	3-month USD-LIBOR	2.535	7/15/2025	800	(18)
Pay	LCH	3-month USD-LIBOR	2.4615	7/22/2025	1,300	(21)
Pay	LCH	3-month USD-LIBOR	2.312	7/29/2025	1,000	(4)
Pay	LCH	3-month USD-LIBOR	2.331	7/30/2025	435	(2)
Pay	LCH	3-month USD-LIBOR	2.228	9/4/2025	12,000	37
Pay	LCH	3-month USD-LIBOR	2.2135	9/4/2025	5,000	21
Pay	LCH	6-month JPY-LIBOR	0.282	2/2/2026	¥5,500,000	(417)
Pay	LCH	3-month USD-LIBOR	1.6705	3/4/2026	$248,000	13,023
Pay	LCH	6-month JPY-LIBOR	0.0875	3/10/2026	¥11,100,000	881
Pay	LCH	3-month USD-LIBOR	1.5925	5/9/2026	$1,000	61
Pay	LCH	3-month USD-LIBOR	1.595	5/12/2026	8,500	517
Pay	LCH	3-month USD-LIBOR	1.592	5/12/2026	4,000	244
Receive	LCH	3-month USD-LIBOR	3.0865	8/18/2034	2,250	184
Receive	LCH	3-month USD-LIBOR	2.913	11/24/2034	10,000	562
Receive	LCH	3-month USD-LIBOR	2.844	6/11/2035	3,250	150
Receive	LCH	3-month USD-LIBOR	2.9535	6/30/2035	2,500	158
Receive	LCH	3-month USD-LIBOR	2.773	7/13/2035	500	18
Receive	LCH	3-month USD-LIBOR	2.589	9/4/2035	3,100	21
Pay	LCH	3-month USD-LIBOR	3.0515	11/14/2044	1,000	(98)
Pay	LCH	3-month USD-LIBOR	2.925	12/3/2044	1,230	(89)
Pay	LCH	3-month USD-LIBOR	2.6695	12/19/2044	200	(4)
Pay	LCH	3-month USD-LIBOR	2.5755	3/5/2045	1,470	2
Receive	LCH	3-month USD-LIBOR	2.377	4/29/2045	1,910	(82)
Pay	LCH	3-month USD-LIBOR	2.757	5/8/2045	1,500	(56)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	51,200	610
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	3,800	38
Pay	LCH	3-month USD-LIBOR	2.6095	1/7/2046	5,500	(33)
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	47,000	2,296
Pay	LCH	6-month JPY-LIBOR	0.58295	3/23/2046	¥2,000,000	1,144
Receive	LCH	6-month JPY-LIBOR	0.64355	4/27/2046	2,000,000	(861)
Pay	LCH	3-month USD-LIBOR	2.1155	5/13/2046	$4,000	405
Pay	LCH	U.S. Federal Funds Effective Rate	1.384	7/29/2046	17,000	3,062

						$8,461

98	American Funds Insurance Series

Bond Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $519,651,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
10 Year Ultra U.S. Treasury Note Futures	CME	Long	1,454	March 2017	$194,802	$125
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	462	March 2017	73,965	(71)
10 Year U.S. Treasury Note Futures	CME	Long	250	March 2017	31,192	(122)
2 Year U.S. Treasury Note Futures	CME	Long	4,467	April 2017	968,166	(223)
5 Year U.S. Treasury Note Futures	CME	Long	2,283	April 2017	269,444	(817)

						$(1,108)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $31,842,000, which represented .29% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,256,376,000, which represented 11.54% of the net assets of the fund.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

A$ = Australian dollars

CLP = Chilean pesos

CME = CME Group

EURIBOR = Euro Interbank Offered Rate

€ = Euros

JPY/¥ = Japanese yen

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series	99

Global Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 94.85%		Principal amount (000)	Value (000)

Euros	Belgium (Kingdom of), Series 77, 1.00% 2026	€ 9,600	$10,539
9.43%	Germany (Federal Republic of) 2.50% 2046	20,475	30,347
	Germany (Federal Republic of) 0.10%-6.25% 2023-2040[1]	3,406	5,320
	Hungary 3.88%-6.00% 2019-2020	2,200	2,593
	Ireland (Republic of) 5.40% 2025	8,070	11,793
	Ireland (Republic of) 1.00%-3.90% 2023-2045	27,905	33,327
	Italy (Republic of) 0.95%-4.75% 2022-2024	20,425	22,967
	Spain (Kingdom of) 3.80% 2024	6,150	7,756
	Spain (Kingdom of) 1.30% 2026	14,400	15,071
	Other securities		72,336

			212,049

Japanese yen	Japan, Series 326, 0.70% 2022	¥1,935,000	17,337
8.44%	Japan, Series 325, 0.80% 2022	1,370,000	12,317
	Japan, Series 329, 0.80% 2023	1,145,000	10,352
	Japan, Series 18, 0.10% 2024[1]	4,695,040	42,321
	Japan, Series 19, 0.10% 2024[1]	2,664,300	24,221
	Japan, Series 116, 2.20% 2030	1,735,000	18,747
	Japan, Series 145, 1.70% 2033	2,005,000	20,793
	Japan 0.10%-2.30% 2021-2045[1]	4,563,940	43,632

			189,720

Polish zloty	Poland (Republic of), Series 1017, 5.25% 2017	PLN54,472	13,407
5.07%	Poland (Republic of), Series 0420, 1.50% 2020	157,850	36,529
	Poland (Republic of), Series 0421, 2.00% 2021	97,250	22,505
	Poland (Republic of), Series 0922, 5.75% 2022	46,600	12,646
	Poland (Republic of) 3.25%-5.75% 2020-2025	112,720	28,774

			113,861

Hungarian forints	Hungary, Series C, 2.00% 2019	HUF6,183,750	21,783
5.00%	Hungary, Series A, 6.50% 2019	7,290,830	28,317
	Hungary, Series A, 7.50% 2020	8,979,340	37,739
	Hungary, Series B, 5.50% 2025	2,501,050	10,207
	Hungary 3.50%-7.00% 2020-2023	3,621,220	14,402

			112,448

Mexican pesos	United Mexican States, Series M, 6.50% 2021	MXN1,093,800	51,501
4.62%	United Mexican States, Series M20, 10.00% 2024	209,500	11,712
	United Mexican States, Series M, 5.75% 2026	523,500	22,445
	United Mexican States 4.00%-10.00% 2017-2042[1]	360,441	18,111

			103,769

Malaysian	Malaysia (Federation of), Series 0315, 3.659% 2020	MYR108,610	24,202
ringgits	Malaysia (Federation of) 3.58%-4.50% 2018-2030	176,105	38,590

2.79%			62,792

Danish kroner	Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr211,859	30,590
2.63%	Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]	18,237	2,613
	Realkredit Danmark AS, Series 22S, 2.00% 2037[2]	128,153	18,418
	Other securities		7,407

			59,028

100	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

Indian rupees	India (Republic of) 7.80% 2021	INR937,820	$14,455
1.81%	India (Republic of) 8.83% 2023	1,284,200	21,052
	India (Republic of) 9.20% 2030	299,780	5,206

			40,713

British pounds	United Kingdom 1.00% 2017	£ 9,100	11,291
1.47%	United Kingdom 1.50%-3.25% 2023-2044	12,200	17,069
	Other securities		4,632

			32,992

Brazilian reais	Brazil (Federative Republic of) 0% 2017	BRL26,000	7,751
1.18%	Brazil (Federative Republic of) 0% 2020	84,000	18,831

			26,582

Australian dollars	Australia (Commonwealth of), Series 124, 5.75% 2021	A$16,900	14,010
0.93%	Other securities		6,974

			20,984

Chilean pesos	Chile (Banco Central de) 4.50% 2021	CLP13,540,000	20,770

0.92%

Canadian dollars	Canada 2.25% 2025	C$18,050	14,099

0.63%

Argentine pesos	Argentine Republic 15.50%-18.20% 2021-2026	ARS133,640	8,350

0.37%

U.S. dollars	Argentine Republic 6.63%-7.63% 2021-2046[3]	$ 21,705	22,342
46.83%	Fannie Mae 4.00% 2047[2,4]	23,200	24,380
	Fannie Mae 4.50% 2047[2,4]	12,900	13,872
	Fannie Mae 2.18%-4.50% 2022-2047[2,4]	11,799	12,406
	Hungary 4.00%-7.63% 2019-2041	14,544	17,053
	Slovenia (Republic of) 5.50% 2022	10,840	12,002
	U.S. Treasury 1.625% 2019[5]	26,200	26,400
	U.S. Treasury 1.75% 2019	12,050	12,169
	U.S. Treasury 1.375% 2020	17,900	17,788
	U.S. Treasury 1.75% 2020	10,300	10,298
	U.S. Treasury 1.125% 2021	59,160	57,570
	U.S. Treasury 2.875% 2046	29,625	28,524
	U.S. Treasury 0.75%-3.50% 2017-2046	91,634	90,476
	U.S. Treasury 1.00% 2018	3,000	2,991
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	32,348	32,959
	U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	11,328	11,154
	U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	32,925	33,135
	U.S. Treasury Inflation-Protected Securities 0.13%-2.38% 2024-2045[1]	32,547	33,120
	United Mexican States 4.13%-4.75% 2026-2044	5,000	4,707
	Other securities		589,571

			1,052,917

Other	Other securities		61,341

2.73%	Total bonds, notes & other debt instruments (cost: $2,219,617,000)		2,132,415

American Funds Insurance Series	101

Global Bond Fund

Convertible stocks 0.04%		Shares	Value (000)

U.S. dollars	Other securities		$124

0.00%

Miscellaneous	Other convertible stocks in initial period of acquisition		816

0.04%	Total convertible stocks (cost: $1,202,000)		940

Common stocks 0.07%

U.S. dollars	Other securities		1,519

0.07%	Total common stocks (cost: $4,152,000)		1,519

Short-term securities 6.97%		Principal amount (000)

	American Honda Finance Corp. 0.76% due 2/21/2017	$30,000	29,973
	BMW U.S. Capital LLC 0.83% due 3/17/2017[3]	20,000	19,963
	Federal Home Loan Bank 0.50%-0.51% due 2/7/2017-2/13/2017	20,000	19,991
	Liberty Street Funding Corp. 1.05% due 3/15/2017[3]	20,000	19,963
	Microsoft Corp. 0.70% due 2/1/2017[3]	15,000	14,992
	Mizuho Bank, Ltd. 0.70% due 1/30/2017–2/2/2017[3]	35,000	34,977
	Other securities		16,748

	Total short-term securities (cost: $156,597,000)		156,607

	Total investment securities 101.93% (cost: $2,381,568,000)		2,291,481
	Other assets less liabilities (1.93)%		(43,297)

	Net assets 100.00%		$2,248,184

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,370,000, which represented .11% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $6,709,000, which represented .30% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $232,000, an aggregate cost of $1,384,000, and which represented .01% of the net assets of the fund) were acquired from 3/10/2010 to 4/3/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $429,247,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Purchases:
British pounds	1/13/2017	JPMorgan Chase	£5,633	$7,150	$ (204)
Euros	1/6/2017	UBS AG	€17,250	$18,848	(680)
Euros	1/10/2017	HSBC Bank	€4,052	$4,375	(107)

102	American Funds Insurance Series

Global Bond Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2016 (000)

Euros	1/12/2017	Barclays Bank PLC	€13,503	$14,386	$ (161)
Euros	1/19/2017	Bank of America, N.A.	€6,645	$7,145	(141)
Japanese yen	1/6/2017	JPMorgan Chase	¥3,321,365	$29,950	(1,515)
Japanese yen	1/11/2017	Citibank	¥118,559	$1,059	(44)
Japanese yen	1/11/2017	HSBC Bank	¥2,541,140	$22,450	(689)
Japanese yen	1/12/2017	Barclays Bank PLC	¥479,785	$4,204	(95)
Japanese yen	1/20/2017	Citibank	¥351,002	$3,089	(81)
Japanese yen	1/20/2017	JPMorgan Chase	¥392,477	$3,451	(88)
Japanese yen	1/20/2017	JPMorgan Chase	¥1,877,634	$16,350	(263)
Japanese yen	1/26/2017	Bank of America, N.A.	¥2,364,530	$20,600	(335)
Japanese yen	2/6/2017	Citibank	¥392,473	$3,471	(106)
Japanese yen	2/16/2017	HSBC Bank	¥1,310,000	$11,398	(162)
Japanese yen	2/24/2017	HSBC Bank	¥846,335	$7,199	63
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr48,486	$5,743	(127)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr46,831	$5,408	16
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr60,114	$6,418	191
Swedish kronor	2/16/2017	Barclays Bank PLC	SKr30,059	$3,292	17
					$(4,511)

Sales:
Australian dollars	1/9/2017	JPMorgan Chase	$4,189	A$5,600	148
Australian dollars	1/11/2017	Bank of America, N.A.	$7,382	A$10,000	168
Australian dollars	1/25/2017	UBS AG	$14,713	A$20,200	146
Brazilian reais	4/3/2017	Citibank	$511	BRL1,800	(28)
Brazilian reais	4/3/2017	Citibank	$6,912	BRL24,200	(335)
British pounds	1/10/2017	HSBC Bank	€5,606	£4,750	49
Canadian dollars	1/23/2017	JPMorgan Chase	€2,872	C$4,000	48
Canadian dollars	1/23/2017	Bank of America, N.A.	€2,872	C$4,000	47
Canadian dollars	1/23/2017	Bank of America, N.A.	$5,956	C$7,950	33
Chilean pesos	1/20/2017	Citibank	$20,819	CLP13,864,500	153
Colombian pesos	1/11/2017	Citibank	$4,345	COP13,434,070	(120)
Colombian pesos	1/11/2017	JPMorgan Chase	$4,666	COP14,451,550	(136)
Danish kroner	2/6/2017	Citibank	NKr29,852	DKr24,600	(33)
Euros	1/6/2017	JPMorgan Chase	$11,314	€10,700	45
Euros	1/9/2017	Citibank	SKr94,766	€9,650	245
Euros	1/12/2017	HSBC Bank	¥650,453	€5,350	(66)
Euros	1/13/2017	HSBC Bank	NKr14,378	€1,600	(20)
Euros	1/19/2017	JPMorgan Chase	£5,659	€6,700	(82)
Euros	1/19/2017	Bank of America, N.A.	$21,883	€21,050	(301)
Euros	1/20/2017	Citibank	£17,558	€20,900	(375)
Euros	1/23/2017	JPMorgan Chase	£11,534	€13,700	(216)
Hungarian forints	1/10/2017	HSBC Bank	€3,181	HUF1,000,000	(54)
Indian rupees	1/11/2017	JPMorgan Chase	$7,105	INR489,200	(94)
Indian rupees	1/11/2017	UBS AG	$9,004	INR620,000	(120)
Israeli shekels	1/23/2017	Citibank	$6,681	ILS25,700	5
Malaysian ringgits	1/13/2017	UBS AG	$5,963	MYR26,400	81
New Zealand dollars	1/13/2017	Citibank	£5,617	NZ$10,050	(53)
New Zealand dollars	1/24/2017	JPMorgan Chase	$5,024	NZ$7,150	61
Polish zloty	1/10/2017	JPMorgan Chase	$9,534	PLN39,827	19
South African rand	1/12/2017	JPMorgan Chase	$1,990	ZAR28,350	(69)
					$ (854)
Forward currency contracts – net					$(5,365)

American Funds Insurance Series	103

Global Bond Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $166,185,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)

Receive	LCH	3-month USD-LIBOR	1.384%	12/15/2018	$ 65,000	$(79)
Receive	LCH	6-month NOK-NIBOR	1.36	12/19/2019	NKr250,000	11
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020	$ 10,000	(83)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	23,100	(87)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	115,900	(439)
Pay	LCH	3-month USD-LIBOR	2.468	12/19/2026	10,000	(123)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	17,400	207
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	1,100	11
Pay	LCH	3-month USD-LIBOR	2.556	11/27/2045	10,000	55
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	6,000	293
Pay	LCH	3-month USD-LIBOR	2.116	4/15/2046	5,750	580
Receive	LCH	6-month EURIBOR	1.1193	5/27/2046	€ 2,500	(72)
Pay	LCH	3-month USD-LIBOR	1.909	10/11/2046	$ 5,750	848

						$1,122

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $280,390,000, which represented 12.47% of the net assets of the fund.
[4]	Purchased on a TBA basis.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $12,261,000, which represented .55% of the net assets of the fund.

Key to abbreviations and symbols

A$ = Australian dollars

ARS = Argentine pesos

BRL = Brazilian reais

£ = British pounds

C$ = Canadian dollars

CLP = Chilean pesos

COP = Colombian pesos

DKr = Danish kroner

EURIBOR = Euro Interbank Offered Rate

€ = Euros

HUF = Hungarian forints

ILS = Israeli shekels

INR = Indian rupees

¥ = Japanese yen

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NIBOR = Norway Interbank Offered Rate

NOK/NKr = Norwegian kroner

NZ$ = New Zealand dollars

PLN = Polish zloty

SKr = Swedish kronor

TBA = To-be-announced

ZAR = South African rand

See Notes to Financial Statements

104	American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 92.06%		Principal amount (000)	Value (000)

Corporate bonds & notes 90.35%
Energy	Cheniere Energy, Inc. 5.88%-7.00% 2024-2025[1]	$ 6,265	$6,475
17.62%	Chesapeake Energy Corp. 4.13% 2019[2]	7,425	7,499
	Chesapeake Energy Corp. 4.88%-8.00% 2022-2025[1]	11,705	11,676
	Chesapeake Energy Corp., Term Loan, 8.50% 2021[2,3,4]	1,350	1,474
	CONSOL Energy Inc. 5.875% 2022	13,325	13,125
	NGL Energy Partners LP 6.875% 2021	9,940	10,213
	NGPL PipeCo LLC 9.625% 2019[1]	13,810	14,535
	NGPL PipeCo LLC 7.12%-7.77% 2017-2037[1]	5,220	5,500
	Sabine Pass Liquefaction, LLC 5.75% 2024	7,025	7,570
	Sabine Pass Liquefaction, LLC 5.00%-5.88% 2021-2027[1]	15,945	16,906
	Southwestern Energy Co. 4.10% 2022	7,755	7,366
	Teekay Corp. 8.50% 2020	16,173	15,445
	Weatherford International PLC 4.50%-9.88% 2021-2040[1]	22,745	20,867
	Other securities		175,368

			314,019

Telecommunication	Altice Financing SA 6.625% 2023[1]	835	860
services	Altice Finco SA 6.50%-9.88% 2020-2022[1]	1,850	1,944
12.72%	Altice NV 5.50% 2026[1]	1,300	1,329
	Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	10,845	11,197
	Digicel Group Ltd. 8.25% 2020[1]	13,300	11,478
	Frontier Communications Corp. 10.50% 2022	7,580	7,997
	Frontier Communications Corp. 11.00% 2025	8,687	9,002
	Frontier Communications Corp. 8.50%-8.88% 2020-2022	4,250	4,482
	Intelsat Jackson Holding Co. 7.25% 2019	11,850	10,013
	Ligado Networks, Term Loan, 9.75% 2020[2,3,4,5]	24,292	22,572
	MetroPCS Wireless, Inc. 6.25% 2021	11,650	12,145
	MetroPCS Wireless, Inc. 6.625% 2023	3,950	4,197
	Neptune Finco Corp. (Altice NV) 6.63%-10.13% 2023-2025[1]	3,950	4,445
	Numericable Group SA 6.00%-7.38% 2022-2026[1]	4,615	4,737
	SoftBank Corp. 4.50% 2020[1]	8,725	8,965
	T-Mobile US, Inc. 6.00%-6.73% 2022-2026	6,575	6,983
	Trilogy International Partners, LLC 13.375% 2019[1]	10,825	11,150
	Wind Acquisition SA 4.75% 2020[1]	3,150	3,189
	Wind Acquisition SA 7.375% 2021[1]	17,125	17,853
	Windstream Holdings, Inc. 7.75% 2021	10,575	10,924
	Other securities		61,244

			226,706

Health care	Centene Corp. 4.75% 2022	10,290	10,444
11.45%	Centene Corp. 4.75%-6.13% 2021-2025	10,730	10,936
	DJO Finco Inc. 8.125% 2021[1]	9,160	7,992
	Kinetic Concepts, Inc. 7.875% 2021[1]	990	1,077
	Kinetic Concepts, Inc. 9.625% 2021[1]	14,650	15,566
	Kinetic Concepts, Inc. 12.50% 2021[1]	13,978	14,712
	Molina Healthcare, Inc. 5.375% 2022	7,890	8,048
	Tenet Healthcare Corp. 4.38%-7.50% 2021-2023[1]	6,165	6,017
	Tenet Healthcare Corp., First Lien, 6.00% 2020	7,685	8,031
	Tenet Healthcare Corp., First Lien 4.50%-4.75% 2020-2021	7,655	7,718
	Valeant Pharmaceuticals International Inc. 5.50% 2023[1]	1,675	1,265
	VPI Escrow Corp. 6.75% 2018[1]	10,750	10,239
	VPI Escrow Corp. 6.375% 2020[1]	14,355	12,404
	VPI Escrow Corp. 7.50% 2021[1]	575	489
	VRX Escrow Corp. 5.38%-6.13% 2020-2025[1]	9,670	7,805
	Other securities		81,277

			204,020

American Funds Insurance Series	105

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds & notes (continued)

Consumer	Cablevision Systems Corp. 5.50%-7.75% 2018-2027[1]	$ 8,600	$9,112
discretionary	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	10,445	10,837
11.11%	Clear Channel Worldwide Holdings, Inc. 7.625% 2020	13,153	13,194
	Wynn Macau, Ltd. 5.25% 2021[1]	8,825	8,935
	Other securities		155,872

			197,950

Materials	ArcelorMittal 7.75% 2041	12,205	13,059
10.12%	Chemours Co. 7.00% 2025	8,465	8,380
	Cliffs Natural Resources Inc. 8.25% 2020[1]	6,625	7,287
	First Quantum Minerals Ltd. 6.75% 2020[1]	13,693	13,727
	First Quantum Minerals Ltd. 7.00% 2021[1]	16,193	16,187
	First Quantum Minerals Ltd. 7.25% 2022[1]	3,525	3,490
	FMG Resources 9.75% 2022[1]	10,405	12,123
	Ryerson Inc. 11.00% 2022[1]	10,932	12,053
	Other securities		93,969

			180,275

Industrials	Associated Materials, LLC 9.00% 2024[1]	13,800	13,869
9.27%	Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	13,197
	General Electric Co. 5.00% 2021	740	769
	Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	10,020	8,392
	Other securities		128,888

			165,115

Information	First Data Corp. 7.00% 2023[1]	8,930	9,533
technology	Gogo Inc. 12.50% 2022[1]	10,050	10,929
7.04%	Kronos Inc., Term Loan B, 9.25% 2024[2,3,4]	9,075	9,367
	Other securities		95,527

			125,356

Financials	CIT Group Inc. 3.875% 2019	14,810	15,162
4.47%	Other securities		64,576

			79,738

Utilities	AES Corp. 5.50%-8.00% 2020-2026	17,365	18,345
3.79%	NRG Energy, Inc. 6.625% 2027[1]	9,510	9,034
	TEX Operations Co. LLC, Term Loan B, 5.00% 2023[2,3,4]	7,166	7,233
	Other securities		32,930

			67,542

Real estate	Other securities		34,671

1.95%

Consumer staples	Other securities		14,354

0.81%	Total corporate bonds & notes		1,609,746

106	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

Other bonds & notes 1.71%
	U.S. Treasury 1.00% 2018	$10,000	$9,968
	U.S. Treasury 1.375% 2020[6]	10,000	9,936
	Other securities		10,570

			30,474

	Total bonds, notes & other debt instruments (cost: $1,614,854,000)		1,640,220

Convertible bonds 0.43%

Energy	Chesapeake Energy Corp. 5.50% 2026[1]	540	587

0.03%

Other	Other securities		4,801

0.27%

Miscellaneous	Other convertible bonds in initial period of acquisition		2,238

0.13%	Total convertible bonds (cost: $7,597,000)		7,626

Convertible stocks 0.83%		Shares

Telecommunication	Frontier Communications Corp., Series A, convertible preferred	10,000	711

services
0.04%

Other	Other securities		4,946

0.27%

Miscellaneous	Other convertible stocks in initial period of acquisition		9,212

0.52%	Total convertible stocks (cost: $20,627,000)		14,869

Common stocks 0.90%

Industrials			1,407

0.08%

Other	Other securities		13,984

0.78%

Miscellaneous	Other common stocks in initial period of acquisition		636

0.04%	Total common stocks (cost: $37,432,000)		16,027

Rights & warrants 0.01%

Utilities	Other securities		73

0.01%

Consumer			–

discretionary
0.00%

American Funds Insurance Series	107

High-Income Bond Fund

Rights & warrants (continued)		Shares	Value (000)

Miscellaneous	Other rights & warrants in initial period of acquisition		–

0.00%	Total rights & warrants (cost: $80,000)		73

Short-term securities 4.29%		Principal amount (000)

	Federal Home Loan Bank 0.53% due 2/17/2017	$30,700	$30,683
	General Electric Co. 0.60% due 1/3/2017	20,000	19,999
	U.S. Treasury Bills 0.40% due 1/5/2017	20,000	19,999
	Other securities		5,750

	Total short-term securities (cost: $76,427,000)		76,431

	Total investment securities 98.52% (cost: $1,757,017,000)		1,755,246
	Other assets less liabilities 1.48%		26,395

	Net assets 100.00%		$1,781,641

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $34,309,000, which represented 1.93% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $3,634,000, an aggregate cost of $13,197,000, and which represented .20% of the net assets of the fund) were acquired from 3/10/2010 to 8/22/2014 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Interest rate swaps

The fund has entered into an interest rate swap as shown in the following table. The average month-end notional amount of interest rate swaps while held was $21,008,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation at 12/31/2016 (000)

Pay	LCH	3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$427

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $14,167,000.

Centrally cleared credit default swaps on credit indices — sell protection

Referenced index	Clearinghouse	Receive fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums received (000)	Unrealized appreciation at 12/31/2016 (000)

CDX.NA.HY.26	ICE	5.00%	6/20/2021	$10,000	$700	$204	$496
CDX.NA.HY.27	ICE	5.00	12/20/2021	10,000	620	472	148
							$644

108	American Funds Insurance Series

High-Income Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $810,766,000, which represented 45.51% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $134,544,000, which represented 7.55% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,129,000, which represented .12% of the net assets of the fund.

Key to abbreviations

ICE = Intercontinental Exchange, Inc.

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

See Notes to Financial Statements

American Funds Insurance Series	109

Mortgage Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 98.52%		Principal amount (000)	Value (000)

Mortgage-backed obligations 61.32%
Federal agency	Fannie Mae 4.00% 2036[1]	$ 5,819	$6,193
mortgage-backed	Fannie Mae 3.00% 2046[1]	11,160	11,094
obligations	Fannie Mae 3.00% 2046[1]	5,790	5,759
53.90%	Fannie Mae 3.50% 2046[1]	4,717	4,779
	Fannie Mae 3.50% 2046[1]	3,867	3,918
	Fannie Mae 4.00% 2046[1]	2,405	2,495
	Fannie Mae 4.00% 2046[1]	1,834	1,902
	Fannie Mae 4.00% 2047[1,2]	19,900	20,912
	Fannie Mae 4.00%-5.00% 2036-2046[1]	4,650	4,863
	Freddie Mac 5.00% 2034[1]	2,004	2,203
	Freddie Mac 3.50% 2035[1]	10,210	10,548
	Freddie Mac 4.00% 2036[1]	6,863	7,245
	Freddie Mac 3.50% 2045[1]	11,259	11,592
	Freddie Mac 4.00% 2046[1]	2,000	2,074
	Freddie Mac 4.50% 2046[1]	3,999	4,301
	Freddie Mac 4.00% 2047[1,2]	20,400	21,418
	Freddie Mac 3.50%-4.00% 2035-2036[1]	2,172	2,285
	Government National Mortgage Assn. 5.50% 2040[1]	2,872	3,221
	Government National Mortgage Assn. 3.50% 2043[1]	2,616	2,738
	Government National Mortgage Assn. 3.50% 2043[1]	2,050	2,132
	Government National Mortgage Assn. 3.50% 2043[1]	1,999	2,090
	Government National Mortgage Assn. 4.25% 2044[1]	1,949	2,099
	Government National Mortgage Assn. 4.50% 2045[1]	6,240	6,667
	Government National Mortgage Assn. 4.00% 2046[1]	2,543	2,648
	Government National Mortgage Assn. 3.00% 2047[1,2]	7,500	7,589
	Government National Mortgage Assn. 4.755% 2065[1]	2,323	2,459
	Government National Mortgage Assn. 4.632% 2066[1]	2,238	2,411
	Government National Mortgage Assn. 3.50%-6.50% 2034-2066[1]	18,852	19,918
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,908	4,969
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	932	963

			183,485

Other	Freddie Mac, Series KJ02, Class A2, multifamily 2.597% 2020[1]	4,600	4,686
mortgage-backed	Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	4,722	4,942
securities	Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,309

3.21%			10,937

Collateralized	Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 1.664%
mortgage-backed	2018[1,3,4,5]	1,800	1,801
(privately	Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,5]	2,972	3,010
originated)	Towd Point Mortgage Trust, Series 2015-2, Class 2A1, 3.75% 2057[1,3,5]	708	728
3.06%	Other securities		4,875

			10,414

Commercial	Other securities		3,919

mortgage-backed	Total mortgage-backed obligations		208,755

securities
1.15%

110	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)

Federal agency bonds & notes 17.75%
	Fannie Mae 1.25% 2017	$5,800	$5,803
	Fannie Mae 0.875% 2019	17,000	16,784
	Fannie Mae 1.375% 2021	3,000	2,919
	Freddie Mac 0.875% 2018	19,000	18,899
	Freddie Mac 0.875% 2019	9,000	8,886
	United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,152

			60,443

U.S. Treasury bonds & notes 12.65%
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[6,7]	10,397	10,350
inflation-protected	U.S. Treasury Inflation-Protected Security 0.625% 2026[6,7]	4,446	4,488
securities	U.S. Treasury Inflation-Protected Security 0.75% 2042[7]	6,884	6,537
9.67%	U.S. Treasury Inflation-Protected Security 1.375% 2044[7]	9,827	10,752
	U.S. Treasury Inflation-Protected Securities 1.00%-2.13% 2041-2046[7]	764	799

			32,926

U.S. Treasury	U.S. Treasury 1.75% 2021	6,000	5,956
2.98%	U.S. Treasury 2.125% 2022	3,000	2,999
	U.S. Treasury 2.50% 2046	1,320	1,169

			10,124

	Total U.S. Treasury bonds & notes		43,050

Asset-backed obligations 6.80%
	Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,5]	6,379	6,339
	Marine Park CLO Ltd., Series 2012-1A, Class A1AR, CLO, 2.189% 2023[1,3,5]	2,500	2,499
	Other securities		14,306

			23,144

	Total bonds, notes & other debt instruments (cost: $335,749,000)		335,392

Short-term securities 15.98%

	Apple Inc. 0.62% due 1/3/2017[5]	6,400	6,400
	Army and Air Force Exchange Service 0.54% due 1/3/2017[5]	3,500	3,500
	Federal Home Loan Bank 0.35%-0.53% due 1/5/2017-3/1/2017	18,000	17,994
	General Electric Co. 0.60% due 1/3/2017	6,900	6,899
	Hershey Co. 0.65% due 1/11/2017[5]	8,200	8,199
	Qualcomm Inc. 0.48%-0.66% due 1/10/2017-2/8/2017[5]	9,700	9,697
	Other securities		1,699

	Total short-term securities (cost: $54,387,000)		54,388

	Total investment securities 114.50% (cost: $390,136,000)		389,780
	Other assets less liabilities (14.50)%		(49,375)

	Net assets 100.00%		$340,405

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series	111

Mortgage Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $246,510,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)

Receive	LCH	3-month USD-LIBOR	1.349%	12/13/2018	$50,000	$(91)
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	5,000	(5)
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	3,800	21
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	8,500	33
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	8,000	42
Receive	LCH	3-month USD-LIBOR	1.7255	8/19/2019	15,000	47
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	15,000	118
Receive	LCH	3-month USD-LIBOR	1.647	1/9/2020	8,000	(9)
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	6,000	10
Receive	LCH	3-month USD-LIBOR	1.525	4/27/2020	5,000	(35)
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	9,000	22
Receive	LCH	3-month USD-LIBOR	1.8445	6/16/2020	8,000	22
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	8,000	25
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	1,000	3
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	2,000	(1)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	11,500	379
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	11,500	375
Pay	LCH	3-month USD-LIBOR	1.2796	10/11/2021	14,500	445
Pay	LCH	3-month USD-LIBOR	2.24	12/5/2026	10,500	86
Pay	LCH	3-month USD-LIBOR	2.27	12/5/2026	8,500	46
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	3,500	(551)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	2,000	(260)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	2,000	(273)
Pay	LCH	3-month USD-LIBOR	3.2265	9/25/2044	3,000	(404)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	2,000	32
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	3,200	85
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	2,500	35
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	1,500	18
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	4,000	43
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	3,560	41
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	2,000	42
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	2,250	(5)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	1,500	56
Pay	LCH	3-month USD-LIBOR	2.33725	2/1/2046	5,000	264

						$656

112	American Funds Insurance Series

Mortgage Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $176,869,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)

10 Year U.S. Treasury Note Futures	CME	Long	186	March 2017	$ 23,211	$94
10 Year Ultra U.S. Treasury Note Futures	CME	Long	119	March 2017	15,898	55
20 Year U.S. Treasury Bond Futures	CME	Long	10	March 2017	1,523	(17)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	1	March 2017	161	1
5 Year U.S. Treasury Note Futures	CME	Long	1,474	April 2017	173,887	(450)

						$(317)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

2 Purchased on a TBA basis.

3 Coupon rate may change periodically.

4 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $5,042,000, which represented 1.48% of the net assets of the fund.

5 Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $59,860,000, which represented 17.58% of the net assets of the fund.

6 A portion of this security was pledged as collateral. The total value of pledged collateral was $8,487,000, which represented 2.49% of the net assets of the fund.

7 Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

CLO = Collateralized Loan Obligations

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series	113

Ultra-Short Bond Fund (formerly Cash Management Fund)

Investment portfolio December 31, 2016

Short-term securities 99.82%	Principal amount (000)	Value (000)

Commercial paper 60.47%
American Honda Finance Corp. 0.76% due 2/21/2017	$10,000	$9,991
Apple Inc. 0.70% due 2/15/2017[1]	10,000	9,993
Canadian Imperial Bank of Commerce 0.80% due 2/15/2017[1]	10,000	9,993
Chariot Funding, LLC 0.62% due 1/24/2017[1]	10,000	9,996
Ciesco LLC 0.76% due 2/3/2017[1]	10,000	9,993
CPPIB Capital Inc. 0.70% due 2/3/2017[1]	10,000	9,994
Estée Lauder Companies Inc. 0.65% due 1/17/2017[1]	10,000	9,997
Export Development Canada 0.83% due 2/27/2017	10,000	9,990
ExxonMobil Corp. 0.53% due 1/23/2017	10,000	9,996
Fairway Finance Corp. 1.05% due 3/20/2017[1]	10,000	9,980
General Electric Co. 0.60% due 1/3/2017	9,200	9,199
Gotham Funding Corp. 0.88% due 2/6/2017[1]	10,200	10,192
John Deere Canada ULC 0.54% due 1/3/2017[1]	10,000	10,000
Liberty Street Funding Corp. 0.80% due 1/17/2017[1]	10,200	10,197
Microsoft Corp. 0.70% due 2/1/2017[1]	10,000	9,995
Mizuho Bank, Ltd. 0.80% due 1/4/2017[1]	7,300	7,299
National Rural Utilities Cooperative Finance Corp. 0.70% due 1/18/2017	9,000	8,997
Province of Ontario 0.74% due 2/21/2017	11,510	11,499
Qualcomm Inc. 0.65% due 2/14/2017[1]	4,400	4,397
Sumitomo Mitsui Banking Corp. 1.00% due 4/4/2017[1]	10,000	9,975
Thunder Bay Funding, LLC 0.91% due 3/8/2017[1]	10,600	10,583
Toronto-Dominion Holdings USA Inc. 0.75% due 1/20/2017[1]	10,000	9,997

		212,253

Federal agency discount notes 27.39%
Federal Farm Credit Banks 0.45% due 1/17/2017	9,800	9,798
Federal Home Loan Bank 0.37%-0.54% due 1/5/2017-3/22/2017	76,400	76,369
Freddie Mac 0.38% due 2/23/2017	10,000	9,994

		96,161

U.S. Treasury 11.96%
U.S. Treasury Bills 0.40%–0.51% due 2/9/2017–3/23/2017	42,000	41,965

Total short-term securities (cost: $350,356,000)		350,379

Total investment securities 99.82% (cost: $350,356,000)		350,379
Other assets less liabilities 0.18%		637

Net assets 100.00%		$351,016

1 Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $152,581,000, which represented 43.47% of the net assets of the fund.

See Notes to Financial Statements

114	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 95.45%		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 46.27%
U.S. Treasury	U.S. Treasury 1.125% 2021	$ 31,950	$30,873
31.96%	U.S. Treasury 1.375% 2021	40,000	39,367
	U.S. Treasury 1.75% 2021	117,040	116,181
	U.S. Treasury 2.00% 2021	161,000	161,993
	U.S. Treasury 2.00% 2021	62,350	62,603
	U.S. Treasury 2.125% 2021	23,450	23,659
	U.S. Treasury 2.25% 2021	76,800	78,204
	U.S. Treasury 2.25% 2021	64,745	65,766
	U.S. Treasury 2.125% 2022	21,970	21,962
	U.S. Treasury 1.50% 2023	22,020	21,184
	U.S. Treasury 2.125% 2023	117,191	116,459
	U.S. Treasury 2.25% 2023	46,604	46,650
	U.S. Treasury 2.00% 2026	25,000	24,063
	U.S. Treasury 2.25% 2046[1]	86,611	72,615
	U.S. Treasury 2.875% 2046	34,300	33,026
	U.S. Treasury 1.63%-6.25% 2020-2046	55,580	56,410

			971,015

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	28,504	28,043
inflation-protected	U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	26,677	26,266
securities	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	84,907	84,528
14.31%	U.S. Treasury Inflation-Protected Security 2.375% 2025[1,2]	77,582	89,124
	U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	21,063	20,001
	U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	80,593	88,181
	U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	20,796	20,928
	U.S. Treasury Inflation-Protected Securities 0.13%-2.13% 2017-2041[2]	75,566	77,572

			434,643

	Total U.S. Treasury bonds & notes		1,405,658

Mortgage-backed obligations 28.94%
Federal agency	Fannie Mae 2.50% 2031[3]	63,228	63,374
mortgage-backed	Fannie Mae 4.00% 2036[3]	18,362	19,520
obligations	Fannie Mae 3.00% 2046[3]	30,231	30,054
28.15%	Fannie Mae 3.00% 2046[3]	23,632	23,494
	Fannie Mae 4.00% 2047[3,4]	50,000	52,544
	Fannie Mae 0%-9.65% 2017-2047[3,4,5]	192,023	200,054
	Freddie Mac 3.50% 2035[3]	25,795	26,694
	Freddie Mac 3.50% 2046[3]	60,592	62,226
	Freddie Mac 3.50% 2046[3]	41,035	42,043
	Freddie Mac 4.00% 2046[3]	16,381	17,005
	Freddie Mac 4.00% 2047[3,4]	42,200	44,305
	Freddie Mac 0%-5.50% 2023-2046[3,5]	91,448	95,099
	Government National Mortgage Assn. 4.50% 2045[3]	26,614	28,434
	Government National Mortgage Assn. 4.50% 2045[3]	25,694	27,452
	Government National Mortgage Assn. 4.50% 2045[3]	22,842	24,405
	Government National Mortgage Assn., Series 2010-H23, Class PT, 5.425% 2060[3,5]	16,027	16,806
	Government National Mortgage Assn. 3.00%-6.50% 2034-2065[3]	53,084	57,080
	Other securities		24,672

			855,261

Other	Fannie Mae 2.72%-3.47% 2022-2024[3,5]	10,225	10,542
mortgage-backed	Freddie Mac 1.14%-3.32% 2020-2024[3,5]	13,287	13,392

securities			23,934

0.79%	Total mortgage-backed obligations		879,195

American Funds Insurance Series	115

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Federal agency bonds & notes 20.24%
Fannie Mae 1.75%-7.13% 2017-2030	$ 38,655	$40,672
Federal Farm Credit Banks 0.60% 2017	41,774	41,762
Federal Farm Credit Banks 0.79%-0.81% 2017[5]	13,621	13,627
Federal Home Loan Bank 1.75% 2018	74,000	74,686
Federal Home Loan Bank 3.375% 2023	16,715	17,850
Federal Home Loan Bank 5.50% 2036	600	788
Freddie Mac 1.25% 2019	18,730	18,638
Freddie Mac 3.75% 2019	12,750	13,426
Private Export Funding Corp. 1.45% 2019	17,500	17,441
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	35,489
Tennessee Valley Authority 1.88%-5.88% 2022-2060	16,840	17,644
TVA Southaven 3.846% 2033[3]	1,513	1,573
U.S. Department of Housing and Urban Development 0.93%-3.70% 2017-2034	91,632	93,154
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,949
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	89,910
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,658
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	43,900
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,894	4,688
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,927
United States Agency for International Development, Ukraine 1.47%-1.84% 2019-2021	5,855	5,773
Other securities		17,230

		614,785

Total bonds, notes & other debt instruments (cost: $2,913,238,000)		2,899,638

Short-term securities 7.95%

Federal Home Loan Bank 0.45%-0.49% due 1/9/2017-2/13/2017	112,000	111,962
General Electric Co. 0.60% due 1/3/2017	52,700	52,696
Qualcomm Inc. 0.56%-0.74% due 1/5/2017-2/22/2017[6]	50,900	50,861
U.S. Treasury Bills 0.43% due 1/19/2017	26,000	25,995

Total short-term securities (cost: $241,503,000)		241,514

Total investment securities 103.40% (cost: $3,154,741,000)		3,141,152
Other assets less liabilities (3.40)%		(103,428)

Net assets 100.00%		$3,037,724

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

116	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $3,667,158,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)

Receive	LCH	3-month USD-LIBOR	1.349%	12/13/2018	$260,000	$(471)
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	100,000	532
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	86,600	472
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	34,700	186
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	64,000	333
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	127,000	565
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	52,000	410
Receive	LCH	3-month USD-LIBOR	1.2	11/1/2019	108,200	(1,347)
Receive	LCH	3-month USD-LIBOR	1.148	4/13/2021	65,000	(1,979)
Pay	LCH	3-month USD-LIBOR	1.217	9/22/2021	60,000	1,976
Pay	LCH	3-month USD-LIBOR	1.225	9/22/2021	60,000	1,954
Pay	LCH	3-month USD-LIBOR	1.2255	9/23/2021	5,000	163
Pay	LCH	3-month USD-LIBOR	1.75918	4/29/2022	58,000	726
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	280,000	1,459
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	280,000	1,201
Receive	LCH	3-month USD-LIBOR	1.24	7/19/2023	50,000	(2,732)
Receive	LCH	3-month USD-LIBOR	1.309	9/27/2023	25,000	(1,321)
Receive	LCH	3-month USD-LIBOR	1.3035	9/27/2023	25,000	(1,330)
Pay	LCH	3-month USD-LIBOR	1.495	11/10/2023	150,000	6,324
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	15,000	(579)
Pay	LCH	3-month USD-LIBOR	1.798	2/2/2026	35,000	1,440
Pay	LCH	3-month USD-LIBOR	1.6035	4/13/2026	68,000	4,036
Pay	LCH	3-month USD-LIBOR	2.24	12/5/2026	55,100	451
Pay	LCH	3-month USD-LIBOR	2.27	12/5/2026	44,900	245
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	62,000	(1,162)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	62,000	(1,338)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	45,000	(7,078)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	16,000	(2,083)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	16,000	(2,186)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	12,000	(310)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	11,000	175
Pay	LCH	3-month USD-LIBOR	2.4945	1/9/2045	2,000	36
Pay	LCH	3-month USD-LIBOR	2.7025	9/10/2045	60,000	(1,550)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	36,000	505
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	24,000	291
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	10,000	107
Pay	LCH	3-month USD-LIBOR	2.6445	11/10/2045	11,500	(155)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	13,350	153
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	9,000	(18)
Receive	LCH	3-month USD-LIBOR	2.11	4/13/2046	14,000	(1,431)
Pay	LCH	3-month USD-LIBOR	2.126	6/3/2046	17,000	1,684
Pay	LCH	U.S. Federal Funds Effective Rate	1.46	7/25/2046	44,000	7,187
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	15,000	2,472
Pay	LCH	3-month USD-LIBOR	1.768	8/17/2046	8,200	1,457
Receive	LCH	3-month USD-LIBOR	2.723	12/19/2046	18,000	558

						$10,028

American Funds Insurance Series	117

U.S. Government/AAA-Rated Securities Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $1,918,324,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)

30 Day Federal Funds Futures	CME	Short	55	January 2017	$22,784	$14
10 Year U.S. Treasury Note Futures	CME	Long	717	March 2017	88,879	230
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	358	March 2017	58,028	(659)
20 Year U.S. Treasury Bond Futures	CME	Long	271	March 2017	41,278	(450)
10 Year Ultra U.S. Treasury Note Futures	CME	Long	12	March 2017	1,604	5
5 Year U.S. Treasury Note Futures	CME	Long	8,813	April 2017	1,039,849	(2,875)
2 Year U.S. Treasury Note Futures	CME	Long	692	April 2017	149,977	(29)
90 Day Euro Dollar Futures	CME	Long	1,930	December 2017	476,945	(1,779)
90 Day Euro Dollar Futures	CME	Long	772	March 2018	190,707	(872)

						$(6,415)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $87,768,000, which represented 2.89% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $50,861,000, which represented 1.67% of the net assets of the fund.

Key to abbreviations

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

118	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2016

Growth funds 94.41%	Shares	Value (000)

American Funds Insurance Series - Growth Fund, Class 1	2,821,842	$189,882

Total growth funds (cost: $196,126,000)		189,882

Short-term securities 5.66%

Government Cash Management Fund	11,380,449	11,380

Total short-term securities (cost: $11,380,000)		11,380

Total investment securities 100.07% (cost: $207,506,000)		201,262
Other assets less liabilities (0.07)%		(134)

Net assets 100.00%		$201,128

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)

American Funds Insurance Series - Growth Fund, Class 1	1,992,870	1,185,920	356,948	2,821,842	$1,785	$189,882

See Notes to Financial Statements

American Funds Insurance Series	119

Managed Risk International Fund

Investment portfolio December 31, 2016

Growth funds 92.74%	Shares	Value (000)

American Funds Insurance Series - International Fund, Class 1	5,381,857	$90,523

Total growth funds (cost: $100,249,000)		90,523

Short-term securities 5.72%

Government Cash Management Fund	5,578,653	5,579

Total short-term securities (cost: $5,579,000)		5,579

Total investment securities 98.46% (cost: $105,828,000)		96,102
Other assets less liabilities 1.54%		1,503

Net assets 100.00%		$97,605

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $55,684,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)

Mini MSCI Emerging Market Index Contracts	ICE	Short	147	March 2017	$6,470	$157
Euro Currency Contracts	CME	Short	44	March 2017	5,852	37
Euro Stoxx 50 Index Contracts	EUREX	Short	161	March 2017	5,412	(129)
Nikkei 225 Index Contracts	OSE	Short	21	March 2017	3,290	(132)
FTSE 100 Index Contracts	LIFFE	Short	38	March 2017	3,226	(63)
Japanese Yen Currency Contracts	CME	Short	28	March 2017	3,042	33
British Pound Currency Contracts	CME	Short	37	March 2017	2,930	72
S&P 500 E-mini Index Contracts	CME	Short	7	March 2017	785	2
Russell 2000 Mini Index Contracts	ICE	Short	3	March 2017	208	5

						$(18)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)

American Funds Insurance Series - International Fund, Class 1	4,220,151	2,433,711	1,272,005	5,381,857	$1,447	$90,523

Key to abbreviations

CME = CME Group Inc.

EUREX = Eurex Exchange

ICE = Intercontinental Exchange, Inc.

LIFFE = London International Financial Futures and Options Exchange

OSE = Osaka Securities Exchange

See Notes to Financial Statements

120	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2016

Growth-and-income funds 94.29%	Shares	Value (000)

American Funds Insurance Series - Blue Chip Income and Growth Fund, Class 1	20,295,700	$274,601

Total growth-and-income funds (cost: $274,894,000)		274,601

Short-term securities 5.74%

Government Cash Management Fund	16,708,972	16,709

Total short-term securities (cost: $16,709,000)		16,709

Total investment securities 100.03% (cost: $291,603,000)		291,310
Other assets less liabilities (0.03)%		(94)

Net assets 100.00%		$291,216

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series - Blue Chip Income and Growth Fund, Class 1	10,142,310	11,512,873	1,359,483	20,295,700	$5,221	$274,601

See Notes to Financial Statements

American Funds Insurance Series	121

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2016

Growth-and-income funds 94.36%	Shares	Value (000)

American Funds Insurance Series - Growth-Income Fund, Class 1	3,415,529	$151,683

Total growth-and-income funds (cost: $161,981,000)		151,683

Short-term securities 5.73%

Government Cash Management Fund	9,216,670	9,217

Total short-term securities (cost: $9,217,000)		9,217

Total investment securities 100.09% (cost: $171,198,000)		160,900
Other assets less liabilities (0.09)%		(144)

Net assets 100.00%		$160,756

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series - Growth-Income Fund, Class 1	2,523,169	1,319,009	426,649	3,415,529	$2,411	$151,683

See Notes to Financial Statements

122	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2016

Asset allocation funds 93.48%	Shares	Value (000)

American Funds Insurance Series - Asset Allocation Fund, Class 1	153,453,622	$3,326,875

Total asset allocation funds (cost: $3,317,853,000)		3,326,875

Short-term securities 6.61%

Government Cash Management Fund	235,163,299	235,163

Total short-term securities (cost: $235,163,000)		235,163

Total investment securities 100.09% (cost: $3,553,016,000)		3,562,038
Other assets less liabilities (0.09)%		(3,058)

Net assets 100.00%		$3,558,980

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2016 (000)
American Funds Insurance Series - Asset Allocation Fund, Class 1	120,910,667	36,192,426	3,649,471	153,453,622	$57,654	$3,326,875

See Notes to Financial Statements

American Funds Insurance Series	123

Financial statements

Statements of assets and liabilities at December 31, 2016

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,169,360		$3,863,341		$21,570,296		$7,435,346	$2,892,538
Affiliated issuers	–		18,922		–		–	–
Cash	148		436		121		108	801
Cash denominated in currencies other than U.S. dollars	–	*	71		–	*	378	2,530
Unrealized appreciation on open forward currency contracts	359		1,434		–		598	85
Receivables for:
Sales of investments	5,253		2,835		–		261	4,119
Sales of fund’s shares	29,893		2,311		5,107		16,113	1,592
Dividends and interest	9,118		2,596		15,370		15,454	6,210
Closed forward currency contracts	–		–		–		–	–
Variation margin	–		–		–		–	–
Other	–		–	*	–		6	169
	5,214,131		3,891,946		21,590,894		7,468,264	2,908,044
Liabilities:
Unrealized depreciation on open forward currency contracts	–		48		–		2,742	75
Payables for:
Purchases of investments	–		9,334		667		188	9,939
Repurchases of fund’s shares	3,542		2,212		30,007		4,273	1,520
Investment advisory services	2,323		2,310		6,064		3,161	1,734
Services provided by related parties	803		532		3,297		866	266
Trustees’ deferred compensation	60		40		500		218	24
Closed forward currency contracts	–		16		–		28	–
Variation margin	–		–		–		–	–
Non-U.S. taxes	431		104		181		1,420	304
Other	252		496		428		493	317
	7,411		15,092		41,144		13,389	14,179
Net assets at December 31, 2016	$5,206,720		$3,876,854		$21,549,750		$7,454,875	$2,893,865

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,957,288		$3,611,221		$13,139,482		$6,952,708	$2,773,962
(Distributions in excess of) undistributed net investment income	(4,119)		14,387		41,075		29,116	(14,553)
Undistributed (accumulated) net realized gain (loss)	174,084		32,077		2,076,079		113,335	(124,225)
Net unrealized appreciation (depreciation)	1,079,467		219,169		6,293,114		359,716	258,681
Net assets at December 31, 2016	$5,206,720		$3,876,854		$21,549,750		$7,454,875	$2,893,865

Investment securities, at cost:
Unaffiliated issuers	$4,089,609		$3,633,593		$15,277,145		$7,073,080	$2,633,833
Affiliated issuers	–		30,819		–		–	–
Cash denominated in currencies other than U.S. dollars, at cost	–	*	71		–	*	378	2,528
See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

124	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$8,636,064	$1,988,864	$26,112,026	$1,098,471	$413,014	$21,083,426	$249,027	$11,110,878	$2,291,481
–	–	–	–	–	–	–	–	–
210	236	1,393	88	125	472	1,105	2,407	485
–	–*	468	435	74	–*	1,004	3,955	292
–	147	–	–	–	–	226	2,972	1,535

–	57	625	82	173	228,113	3,413	220,788	31,085
7,598	493	14,800	126	688	20,979	444	3,293	944
9,509	4,696	34,430	3,548	1,768	56,929	940	59,488	20,267
–	–	–	–	–	–	8	163	312
–	–	–	–	–	139	–	1,903	170
–	6	59	3	1	226	1	318	77
8,653,381	1,994,499	26,163,801	1,102,753	415,843	21,390,284	256,168	11,406,165	2,346,648

–	–	–	105	5	–	125	1,045	6,900
–	–	24,593	174	3,054	328,970	3,117	502,389	86,783
6,099	1,373	35,377	201	328	4,121	805	6,195	1,147
2,856	1,008	5,906	582	171	4,825	140	3,309	1,005
825	319	3,093	68	56	1,871	42	949	258
57	18	568	5	1	205	1	92	19
–	–	–	–	–	–	24	–	1,270
–	–	–	–	–	471	–	2,476	408
217	92	712	97	22	108	13	–	249
89	80	362	69	171	1,812	21	193	425
10,143	2,890	70,611	1,301	3,808	342,383	4,288	516,648	98,464
$8,643,238	$1,991,609	$26,093,190	$1,101,452	$412,035	$21,047,901	$251,880	$10,889,517	$2,248,184

$6,507,555	$1,723,385	$18,679,408	$1,161,044	$423,746	$16,534,443	$232,098	$10,811,913	$2,335,282
30,648	6,361	79,383	1,519	(948)	71,334	(1,060)	59,835	(5,646)
360,649	32,834	1,857,421	(9,999)	(6,984)	1,063,774	1,682	148,985	13,402
1,744,386	229,029	5,476,978	(51,112)	(3,779)	3,378,350	19,160	(131,216)	(94,854)
$8,643,238	$1,991,609	$26,093,190	$1,101,452	$412,035	$21,047,901	$251,880	$10,889,517	$2,248,184

$6,891,665	$1,759,894	$20,634,981	$1,149,377	$416,780	$17,701,594	$229,955	$11,251,113	$2,381,568
–	–	–	–	–	–	–	–	–
–	–*	468	435	74	–*	1,004	4,131	290

American Funds Insurance Series	125

Statements of assets and liabilities at December 31, 2016

	High- Income Bond Fund		Mortgage Fund		Ultra-Short Bond Fund (formerly Cash Management Fund)	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,755,246		$389,780		$350,379	$3,141,152	$ 11,380
Affiliated issuers	–		–		–	–	189,882
Cash	218		463		96	2,636	–
Cash denominated in currencies other than U.S. dollars	–	*	–		–	–	–
Receivables for:
Sales of investments	5,640		–	*	–	131,531	–
Sales of fund’s shares	108		45		1,256	510	640
Dividends and interest	27,509		978		–	13,221	4
Deposits at brokers for futures contracts	–		–		–	–	–
Variation margin	17		363		–	3,578	–
Other	218		2		–	24	–
	1,788,956		391,631		351,731	3,292,652	201,906
Liabilities:
Payables for:
Purchases of investments	5,172		50,010		–	247,187	588
Repurchases of fund’s shares	1,013		605		521	2,077	8
Investment advisory services	699		121		96	868	17
Services provided by related parties	190		18		70	358	164
Trustees’ deferred compensation	53		2		20	59	1
Variation margin	62		464		–	4,338	–
Non-U.S. taxes	7		–		–	–	–
Bank overdraft	–		–		–	–	–
Other	119		6		8	41	–*
	7,315		51,226		715	254,928	778
Net assets at December 31, 2016	$1,781,641		$340,405		$351,016	$3,037,724	$201,128

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,000,044		$336,896		$351,013	$3,050,374	$209,168
(Distributions in excess of) undistributed net investment income	17,830		1,033		(20)	7,697	729
Undistributed (accumulated) net realized gain (loss)	(235,530)		2,492		–	(10,370)	(2,525)
Net unrealized appreciation (depreciation)	(703)		(16)		23	(9,977)	(6,244)
Net assets at December 31, 2016	$1,781,641		$340,405		$351,016	$3,037,724	$201,128

Investment securities, at cost:
Unaffiliated issuers	$1,757,017		$390,136		$350,356	$3,154,741	$ 11,380
Affiliated issuers	–		–		–	–	196,126
Cash denominated in currencies other than U.S. dollars, at cost	–	*	–		–	–	–

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

126	American Funds Insurance Series

		(dollars in thousands)
Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$ 5,579		$ 16,709		$ 9,217		$ 235,163
90,523		274,601		151,683		3,326,875
–		–		–		–
–		–		–		–
34		–		228		–

199		2,041		201		10,244
2		5		3		71
1,660		–		–		–
73		–		–		–
–		–		–		–
98,070		293,356		161,332		3,572,353

185		1,885		175		9,385
37		15		257		153
8		24		14		299
81		216		129		2,628
–*		–	*	1		9
80		–		–		–
–		–		–		–
74		–		–		–
–	*	–	*	–	*	899
465		2,140		576		13,373
$ 97,605		$291,216		$160,756		$3,558,980

$111,364		$283,246		$165,056		$3,479,792
891		4,274		1,865		31,585
(4,906)		3,989		4,133		38,581
(9,744)		(293)		(10,298)		9,022
$ 97,605		$291,216		$160,756		$3,558,980

$ 5,579		$ 16,709		$ 9,217		$ 235,163
100,249		274,894		161,981		3,317,853
–		–		–		–

American Funds Insurance Series	127

Statements of assets and liabilities at December 31, 2016

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized
Class 1:	Net assets	$1,629,975	$1,531,680	$6,930,442	$3,652,037	$1,743,300
	Shares outstanding	67,767	75,667	102,989	217,185	88,416
	Net asset value per share	$24.05	$20.24	$67.29	$16.82	$19.72
Class 2:	Net assets	$3,482,847	$2,302,616	$13,978,145	$3,710,540	$910,546
	Shares outstanding	146,026	116,762	208,876	221,429	46,592
	Net asset value per share	$23.85	$19.72	$66.92	$16.76	$19.54
Class 3:	Net assets			$183,298	$26,707
	Shares outstanding			2,709	1,585
	Net asset value per share			$67.67	$16.85
Class 4:	Net assets	$93,898	$42,558	$457,865	$65,591	$240,019
	Shares outstanding	3,944	2,137	6,894	3,941	12,305
	Net asset value per share	$23.81	$19.91	$66.41	$16.64	$19.51

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund (formerly Cash Management Fund)	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized
Class 1:	Net assets	$949,274	$269,031	$37,506	$1,466,944
	Shares outstanding	93,222	25,479	3,329	121,775
	Net asset value per share	$10.18	$10.56	$11.27	$12.05
Class 2:	Net assets	$799,193	$62,714	$296,735	$1,503,068
	Shares outstanding	79,640	5,951	26,999	126,000
	Net asset value per share	$10.04	$10.54	$10.99	$11.93
Class 3:	Net assets	$12,742		$3,945	$10,495
	Shares outstanding	1,247		355	869
	Net asset value per share	$10.22		$11.10	$12.07
Class 4:	Net assets	$20,432	$8,660	$12,830	$57,217
	Shares outstanding	1,894	826	1,153	4,785
	Net asset value per share	$10.79	$10.48	$11.12	$11.96
Class P1:	Net assets					$784
	Shares outstanding					73
	Net asset value per share					$10.71
Class P2:	Net assets					$200,344
	Shares outstanding					18,823
	Net asset value per share					$10.64

*Amount less than one thousand.

See Notes to Financial Statements

128	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,099,124	$571,339	$12,587,658	$820,610	$155,544	$13,007,897	$63,634	$6,828,444	$1,114,701
376,863	43,875	283,468	56,689	16,434	599,994	5,743	632,098	99,387
$13.53	$13.02	$44.41	$14.48	$9.46	$21.68	$11.08	$10.80	$11.22
$3,412,241	$1,404,638	$12,854,279	$243,769	$141	$5,143,465	$178,598	$3,959,124	$1,121,458
254,780	108,046	292,148	16,891	15	239,350	16,145	370,891	100,685
$13.39	$13.00	$44.00	$14.43	$9.46	$21.49	$11.06	$10.67	$11.14
		$155,909			$35,209
		3,506			1,623
		$44.47			$21.70

$131,873	$15,632	$495,344	$37,073	$256,350	$2,861,330	$9,648	$101,949	$12,025
9,852	1,213	11,329	2,578	27,130	133,547	877	9,531	1,085
$13.39	$12.89	$43.73	$14.38	$9.45	$21.43	$11.00	$10.70	$11.08

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$137	$262	$1,211	$1,216,562
15	22	109	101,236
$8.89	$11.67	$11.07	$12.02
$97,468	$290,954	$159,545	$2,342,418
11,033	25,070	14,472	195,004
$8.83	$11.61	$11.02	$12.01

American Funds Insurance Series	129

Statements of operations for the year ended December 31, 2016

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$ 80,406	$ 44,724	$ 286,485	$148,661	$ 42,901
Interest	1,613	6,661	4,303	9,211	12,672
	82,019	51,385	290,788	157,872	55,573
Fees and expenses*:
Investment advisory services	27,627	27,553	69,570	37,240	19,733
Distribution services	9,152	5,964	35,822	9,747	2,837
Insurance administrative services	221	92	1,025	138	515
Transfer agent services	1	1	2	1	—†
Administrative services	524	394	2,109	742	274
Reports to shareholders	255	155	1,066	350	126
Registration statement and prospectus	66	69	261	45	55
Trustees’ compensation	44	33	176	62	23
Auditing and legal	169	108	334	262	135
Custodian	637	736	429	1,394	992
Other	70	73	24	278	33
Total fees and expenses before waivers/reimbursements	38,766	35,178	110,818	50,259	24,723
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	–	–
Miscellaneous fee reimbursements	–	–	–	–	–
Total waivers/reimbursements of fees and expenses	–	–	–	–	–
Total fees and expenses after waivers/reimbursements	38,766	35,178	110,818	50,259	24,723
Net investment income (loss)	43,253	16,207	179,970	107,613	30,850
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on*:
Investments	185,600	(38,030)	2,253,965	143,817	(48,451)
Forward currency contracts	(3,161)	11,683	–	32,800	45
Interest rate swaps	–	–	–	–	–
Futures contracts	–	–	–	–	–
Currency transactions	321	(79)	(1,920)	(2,407)	(856)
	182,760	(26,426)	2,252,045	174,210	(49,262)
Net unrealized (depreciation) appreciation on:
Investments	(193,257)	93,008	(489,486)	2,775	165,377
Forward currency contracts	949	885	–	(2,561)	(19)
Interest rate swaps	–	–	–	–	–
Futures contracts	–	–	–	–	–
Currency translations	(130)	–	7	272	52
	(192,438)	93,893	(489,479)	486	165,410
Net realized gain (loss) and unrealized (depreciation) appreciation	(9,678)	67,467	1,762,566	174,696	116,148
Net increase (decrease) in net assets resulting from operations	$ 33,575	$ 83,674	$1,942,536	$282,309	$146,998

See end of statements of operations for footnotes.

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$ 211,604	$ 50,054	$ 494,536	$ 35,368	$12,014	$ 274,462	$ 3,924	$ 161	$ –
2,151	3,376	16,544	2,949	1,023	164,369	1,936	239,135	65,465
213,755	53,430	511,080	38,317	13,037	438,831	5,860	239,296	65,465

29,973	11,266	65,902	6,709	1,662	53,053	1,577	37,996	12,265
8,414	3,584	32,873	709	533	18,937	454	10,454	2,986
186	25	1,098	86	532	6,393	13	212	25
1	–†	3	–†	–†	2	–†	1	–†
760	188	2,457	106	33	1,937	24	1,047	231
225	49	1,213	18	5	837	4	399	57
104	11	212	16	20	376	3	65	15
61	15	201	9	2	157	2	84	19
185	78	582	56	47	140	56	61	49
158	248	299	244	28	205	26	200	545
6	22	29	7	4	46	34	78	65
40,073	15,486	104,869	7,960	2,866	82,083	2,193	50,597	16,257

–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–
40,073	15,486	104,869	7,960	2,866	82,083	2,193	50,597	16,257
173,682	37,944	406,211	30,357	10,171	356,748	3,667	188,699	49,208

340,692	63,337	1,873,680	(12,095)	(4,992)	1,075,602	1,203	156,231	(8,488)
–	194	1,927	696	–	–	361	(2,049)	4,304
–	–	–	–	–	(3,196)	–	20,219	(4,868)
–	–	–	–	–	–	–	(12,436)	–
(282)	(379)	(4,989)	(369)	(82)	(310)	(46)	1,254	(2,496)
340,410	63,152	1,870,618	(11,768)	(5,074)	1,072,096	1,518	163,219	(11,548)

803,945	35,981	478,428	(431)	5,127	359,383	5,179	(60,801)	32,416
–	89	–	(105)	(5)	–	37	2,959	(8,031)
–	–	–	–	–	1,123	–	6,624	1,057
–	–	–	–	–	242	–	(1,108)	–
(2)	18	6	2	(2)	(24)	3	(153)	(152)
803,943	36,088	478,434	(534)	5,120	360,724	5,219	(52,479)	25,290
1,144,353	99,240	2,349,052	(12,302)	46	1,432,820	6,737	110,740	13,742
$1,318,035	$137,184	$2,755,263	$ 18,055	$10,217	$1,789,568	$10,404	$299,439	$ 62,950

American Funds Insurance Series	131

Statements of operations for the year ended December 31, 2016

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund (formerly Cash Management Fund)	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$ 607	$ –	$ –	$ –	$ 1,785
Interest	116,332	6,416	1,670	51,238	23
	116,939	6,416	1,670	51,238	1,808
Fees and expenses*:
Investment advisory services	8,166	1,456	1,165	10,395	257
Distribution services	2,010	187	812	4,076	427
Insurance administrative services	30	28	32	161	428
Transfer agent services	– †	– †	– †	– †	– †
Administrative services	176	35	36	308	–
Accounting and administrative services	–	–	–	–	55
Reports to shareholders	52	5	11	87	3
Registration statement and prospectus	19	3	4	19	8
Trustees’ compensation	14	3	3	25	1
Auditing and legal	56	41	40	45	14
Custodian	16	22	1	34	12
Other	58	46	18	60	146
Total fees and expenses before waivers/reimbursements	10,597	1,826	2,122	15,210	1,351
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	–	86
Miscellaneous fee reimbursements	–	–	–	–	188
Total waivers/reimbursements of fees and expenses	–	–	–	–	274
Total fees and expenses after waivers/reimbursements	10,597	1,826	2,122	15,210	1,077
Net investment income (loss)	106,342	4,590	(452)	36,028	731
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on*:
Investments	(80,866)	2,391	–	33,398	(4,648)
Forward currency contracts	21	–	–	–	–
Interest rate swaps	(584)	3,138	–	11,038	–
Credit default swaps	(1,060)	–	–	–	–
Futures contracts	–	(563)	–	(35,065)	(9,811)
Currency transactions	(125)	–	–	–	– †
Capital gain distributions received	–	–	–	–	13,899
	(82,614)	4,966	–	9,371	(560)
Net unrealized (depreciation) appreciation on:
Investments	261,670	(506)	(3)	(8,103)	6,077
Forward currency contracts	(37)	–	–	–	–
Interest rate swaps	701	(499)	–	8,800	–
Credit default swaps	(62)	–	–	–	–
Futures contracts	–	(317)	–	(6,415)	43
Currency translations	108	–	–	–	–
	262,380	(1,322)	(3)	(5,718)	6,120
Net realized gain (loss) and unrealized (depreciation) appreciation	179,766	3,644	(3)	3,653	5,560
Net increase (decrease) in net assets resulting from operations	$286,108	$ 8,234	$(455)	$ 39,681	$ 6,291

*	Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

132	American Funds Insurance Series

	(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$ 1,447	$ 5,221	$ 2,411	$ 57,654
9	28	20	483
1,456	5,249	2,431	58,137

136	295	207	4,606
227	490	343	5,262
227	491	346	7,676
– †	– †	– †	–	†
–	–	–	–
53	55	54	120
2	3	3	60
6	7	7	98
1	1	1	24
14	15	14	19
12	12	12	12
39	182	103	588
717	1,551	1,090	18,465

45	98	69	1,535
100	216	152	–
145	314	221	1,535
572	1,237	869	16,930
884	4,012	1,562	41,207

(5,472)	(1,377)	(3,198)	2,977
–	–	–	–
–	–	–	–
–	–	–	–
(6,207)	(6,776)	(5,778)	(34,336)
10	(1)	3	30
7,236	13,693	14,043	68,888
(4,433)	5,539	5,070	37,559

923	14,958	2,312	146,790
–	–	–	–
–	–	–	–
–	–	–	–
148	71	126	1,526
–	–	–	–
1,071	15,029	2,438	148,316
(3,362)	20,568	7,508	185,875
$(2,478)	$24,580	$ 9,070	$227,082

American Funds Insurance Series	133

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$ 43,253	$ 41,258	$ 16,207	$ (387)	$ 179,970	$ 156,971
Net realized gain (loss)	182,760	454,855	(26,426)	817,379	2,252,045	1,899,173
Net unrealized (depreciation) appreciation	(192,438)	(109,786)	93,893	(798,992)	(489,479)	(519,610)
Net increase (decrease) in net assets resulting from operations	33,575	386,327	83,674	18,000	1,942,536	1,536,534

Dividends and distributions paid to shareholders:
Dividends from net investment income	(51,522)	(61,500)	(13,487)	–	(177,667)	(151,371)
Distributions from net realized gain on investments	(443,911)	(539,532)	(724,863)	(331,551)	(1,900,853)	(4,626,506)
Total dividends and distributions paid to shareholders	(495,433)	(601,032)	(738,350)	(331,551)	(2,078,520)	(4,777,877)

Net capital share transactions	134,946	179,492	300,027	384,510	(111,950)	2,276,062

Total (decrease) increase in net assets	(326,912)	(35,213)	(354,649)	70,959	(247,934)	(965,281)
Net assets:
Beginning of period	5,533,632	5,568,845	4,231,503	4,160,544	21,797,684	22,762,965
End of period	$5,206,720	$5,533,632	$3,876,854	$4,231,503	$21,549,750	$21,797,684

(Distributions in excess of) undistributed net investment income	$(4,119)	$(256)	$14,387	$(6,905)	$41,075	$29,862

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$ 30,357	$ 26,405	$ 10,171	$ 3,949	$ 356,748	$ 317,583
Net realized gain (loss)	(11,768)	7,489	(5,074)	(1,225)	1,072,096	471,975
Net unrealized (depreciation) appreciation	(534)	(92,050)	5,120	(7,839)	360,724	(523,714)
Net increase (decrease) in net assets resulting from operations	18,055	(58,156)	10,217	(5,115)	1,789,568	265,844
Dividends and distributions paid to shareholders:
Dividends from net investment income	(30,394)	(24,236)	(11,031)	(4,288)	(347,205)	(334,403)
Distributions from net realized gain on investments	(4,687)	(21,506)	–	–	(465,866)	(1,266,708)
Total dividends and distributions paid to shareholders	(35,081)	(45,742)	(11,031)	(4,288)	(813,071)	(1,601,111)
Net capital share transactions	125,599	88,567	175,844	171,242	1,700,837	2,142,966
Total (decrease) increase in net assets	108,573	(15,331)	175,030	161,839	2,677,334	807,699
Net assets:
Beginning of period	992,879	1,008,210	237,005	75,166	18,370,567	17,562,868
End of period	$1,101,452	$992,879	$412,035	$237,005	$21,047,901	$18,370,567

(Distributions in excess of) undistributed net investment income	$1,519	$1,042	$(948)	$(292)	$71,334	$56,335

134	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$ 107,613	$ 101,049	$ 30,850	$ 21,693	$ 173,682	$ 150,411	$ 37,944	$ 32,504	$ 406,211	$ 362,367
174,210	671,574	(49,262)	(83,494)	340,410	617,232	63,152	62,422	1,870,618	2,678,192
486	(1,114,934)	165,410	(22,006)	803,943	(966,960)	36,088	(115,761)	478,434	(2,629,717)
282,309	(342,311)	146,998	(83,807)	1,318,035	(199,317)	137,184	(20,835)	2,755,263	410,842

(112,086)	(129,375)	(26,290)	(19,569)	(170,997)	(147,049)	(36,671)	(36,339)	(395,167)	(352,790)
(637,485)	(446,067)	–	(149,097)	(595,206)	(712,444)	–	–	(2,694,334)	(3,606,146)
(749,571)	(575,442)	(26,290)	(168,666)	(766,203)	(859,493)	(36,671)	(36,339)	(3,089,501)	(3,958,936)
439,487	688,549	79,376	364,776	1,193,132	684,200	114,314	(52,395)	2,214,035	2,397,939
(27,775)	(229,204)	200,084	112,303	1,744,964	(374,610)	214,827	(109,569)	1,879,797	(1,150,155)

7,482,650	7,711,854	2,693,781	2,581,478	6,898,274	7,272,884	1,776,782	1,886,351	24,213,393	25,363,548
$7,454,875	$7,482,650	$2,893,865	$2,693,781	$8,643,238	$6,898,274	$1,991,609	$1,776,782	$26,093,190	$24,213,393

$29,116	$(19,278)	$(14,553)	$(18,827)	$30,648	$28,224	$6,361	$5,495	$79,383	$74,007

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015

$ 3,667	$ 3,604	$ 188,699	$ 180,900	$ 49,208	$ 54,947	$ 106,342	$ 116,865	$ 4,590	$ 2,886
1,518	201	163,219	66,981	(11,548)	(73,021)	(82,614)	(76,908)	4,966	5,622
5,219	(5,965)	(52,479)	(215,539)	25,290	(80,680)	262,380	(174,986)	(1,322)	(1,739)
10,404	(2,160)	299,439	32,342	62,950	(98,754)	286,108	(135,029)	8,234	6,769

(3,285)	(2,403)	(197,417)	(182,773)	(15,576)	(1,846)	(106,140)	(114,287)	(6,310)	(5,398)
–	(2,968)	(35,948)	(192,440)	(4,207)	(69,034)	–	–	(3,532)	(4,268)
(3,285)	(5,371)	(233,365)	(375,213)	(19,783)	(70,880)	(106,140)	(114,287)	(9,842)	(9,666)
25,497	11,046	898,544	697,150	(40,534)	(169,118)	(193,559)	82,072	(117)	219
32,616	3,515	964,618	354,279	2,633	(338,752)	(13,591)	(167,244)	(1,725)	(2,678)

219,264	215,749	9,924,899	9,570,620	2,245,551	2,584,303	1,795,232	1,962,476	342,130	344,808
$251,880	$219,264	$10,889,517	$9,924,899	$2,248,184	$2,245,551	$1,781,641	$1,795,232	$340,405	$342,130

$(1,060)	$(1,170)	$59,835	$61,376	$(5,646)	$(13,116)	$17,830	$18,573	$1,033	$804

American Funds Insurance Series	135

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/		Managed Risk
	(formerly Cash Management Fund)		AAA-Rated Securities Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$ (452)	$ (1,713)	$ 36,028	$ 29,322	$ 731	$ 351
Net realized gain (loss)	–	1	9,371	73,799	(560)	13,382
Net unrealized (depreciation) appreciation	(3)	10	(5,718)	(45,379)	6,120	(13,947)
Net increase (decrease) in net assets resulting from operations	(455)	(1,702)	39,681	57,742	6,291	(214)
Dividends and distributions paid to shareholders:
Dividends from net investment income	–	–	(46,049)	(48,582)	(330)	–
Distributions from net realized gain on investments	–	–	(60,973)	(27,147)	(15,012)	–
Total dividends and distributions paid to shareholders	–	–	(107,022)	(75,729)	(15,342)	–
Net capital share transactions	(11,965)	(29,927)	43,179	(393,940)	64,347	66,782
Total (decrease) increase in net assets	(12,420)	(31,629)	(24,162)	(411,927)	55,296	66,568
Net assets:
Beginning of period	363,436	395,065	3,061,886	3,473,813	145,832	79,264
End of period	$351,016	$363,436	$3,037,724	$3,061,886	$201,128	$145,832

(Distributions in excess of) undistributed net investment income	$(20)	$(23)	$7,697	$7,412	$729	$328

See Notes to Financial Statements

136	American Funds Insurance Series

					(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2016	2015	2016	2015	2016	2015	2016	2015

$ 884	$ 904	$ 4,012	$ 1,959	$ 1,562	$ 1,056	$ 41,207	$ 31,209
(4,433)	1,838	5,539	7,704	5,070	8,928	37,559	111,792
1,071	(9,188)	15,029	(19,476)	2,438	(14,317)	148,316	(170,931)
(2,478)	(6,446)	24,580	(9,813)	9,070	(4,333)	227,082	(27,930)

(843)	(14)	(3,375)	(530)	(1,707)	(67)	(44,188)	(38,084)
(2,185)	–	(5,923)	–	(8,465)	–	(93,578)	(48,390)
(3,028)	(14)	(9,298)	(530)	(10,172)	(67)	(137,766)	(86,474)
19,951	43,513	138,529	49,641	39,189	51,303	804,645	722,454
14,445	37,053	153,811	39,298	38,087	46,903	893,961	608,050

83,160	46,107	137,405	98,107	122,669	75,766	2,665,019	2,056,969
$97,605	$83,160	$291,216	$137,405	$160,756	$122,669	$3,558,980	$2,665,019

$891	$839	$4,274	$2,223	$1,865	$1,328	$31,585	$34,133

American Funds Insurance Series	137

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund – Seeks to provide long-term growth of capital.

Global Small Capitalization Fund – Seeks to provide long-term growth of capital.

Growth Fund – Seeks to provide growth of capital.

International Fund – Seeks to provide long-term growth of capital.

New World Fund – Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund – Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder – Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund – Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund – Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund – Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund – Seeks to provide current income and preservation of capital.

138	American Funds Insurance Series

Ultra-Short Bond Fund – On May 1, 2016, the fund changed its name from Cash Management Fund to Ultra-Short Bond Fund in accordance with a resolution approved by shareholders on December 4, 2015, to convert the fund to an ultra-short-term bond fund. The fund seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund – Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund – Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

American Funds Insurance Series	139

Dividends and distributions to shareholders – Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

140	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	141

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2016 (dollars in thousands):

Global Growth Fund

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Information technology	$735,002	$603,266	$—	$1,338,268
Consumer discretionary	782,920	314,186	—	1,097,106
Health care	400,890	340,275	—	741,165
Financials	162,642	336,154	—	498,796
Consumer staples	39,584	292,852	—	332,436
Industrials	77,442	212,901	—	290,343
Energy	125,366	88,783	—	214,149
Telecommunication services	—	90,340	—	90,340
Materials	37,406	39,707	—	77,113
Miscellaneous	85,826	150,867	—	236,693
Bonds, notes & other debt instruments	—	2,002	—	2,002
Short-term securities	—	250,949	—	250,949

Total	$2,447,078	$2,722,282	$—	$5,169,360

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$359	$—	$359

*	Securities with a value of $2,469,332,000, which represented 47.43% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$341,660	$409,268	$—	$750,928
Information technology	358,077	254,236	—	612,313
Health care	485,718	74,463	—	560,181
Financials	181,103	139,074	—	320,177
Energy	229,547	61,390	8,824	299,761
Industrials	108,231	176,542	—	284,773
Materials	123,506	110,138	—	233,644
Consumer staples	35,272	149,803	—	185,075
Utilities	—	89,923	—	89,923
Other	—	66,766	—	66,766
Miscellaneous	113,963	71,943	—	185,906
Rights & warrants	270	—	—	270
Bonds, notes & other debt instruments	—	7,068	—	7,068
Short-term securities	—	285,478	—	285,478

Total	$1,977,347	$1,896,092	$8,824	$3,882,263

142	American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$1,434	$–	$1,434
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(48)	–	(48)

Total	$–	$1,386	$–	$1,386

* Securities with a value of $1,600,921,000, which represented 41.29% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

† Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Information technology	$4,843,980	$787,692	$–	$5,631,672
Consumer discretionary	4,533,889	37,112	–	4,571,001
Health care	2,832,091	8,800	–	2,840,891
Energy	2,315,176	24,106	–	2,339,282
Financials	1,930,884	137,542	–	2,068,426
Industrials	1,048,528	189,312	–	1,237,840
Consumer staples	873,699	121,563	–	995,262
Telecommunication services	240,332	–	–	240,332
Other	272,832	–	–	272,832
Miscellaneous	120,697	59,505	–	180,202
Convertible stocks	–	–	13,104	13,104
Convertible bonds	–	4,481	–	4,481
Short-term securities	–	1,174,971	–	1,174,971

Total	$19,012,108	$2,545,084	$13,104	$21,570,296

* Securities with a value of $1,356,994,000, which represented 6.30% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Fund

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Financials	$30,515	$1,108,433	$–	$1,138,948
Information technology	174,052	777,321	–	951,373
Consumer discretionary	53,303	894,197	–	947,500
Health care	68,047	639,236	–	707,283
Materials	148,837	495,491	–	644,328
Industrials	20,290	593,810	–	614,100
Consumer staples	–	561,750	–	561,750
Utilities	–	387,742	–	387,742
Energy	106,099	259,850	–	365,949
Telecommunication services	–	253,349	–	253,349
Real estate	–	162,942	–	162,942
Miscellaneous	10,190	62,975	–	73,165
Bonds, notes & other debt instruments	–	77,469	–	77,469
Short-term securities	–	549,448	–	549,448

Total	$611,333	$6,824,013	$–	$7,435,346

See next page for footnote.

American Funds Insurance Series	143

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$ 598	$–	$ 598
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(2,742)	–	(2,742)

Total	$–	$(2,144)	$–	$(2,144)

*Securities with a value of $6,024,446,000, which represented 80.81% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

New World Fund

		Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Information technology	$197,390	$219,987	$ –	$417,377
Financials	120,700	260,447	–	381,147
Consumer discretionary	150,569	214,907	–	365,476
Energy	69,386	207,335	–	276,721
Health care	112,331	87,744	–	200,075
Consumer staples	30,624	144,465	–	175,089
Materials	72,311	98,928	665	171,904
Industrials	38,010	115,291	–	153,301
Telecommunication services	3,322	55,991	–	59,313
Real estate	30,290	–	27	30,317
Utilities	–	27,439	–	27,439
Miscellaneous	89,339	55,126	–	144,465
Rights & warrants	–	34,283	–	34,283
Bonds, notes & other debt instruments	–	139,001	–	139,001
Short-term securities	–	316,630	–	316,630

Total	$914,272	$1,977,574	$692	$2,892,538

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$85	$–	$85
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(75)	–	(75)

Total	$–	$10	$–	$10

*Securities with a value of $1,458,989,000, which represented 50.42% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

144	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$1,220,769	$–	$–	$1,220,769
Health care	1,156,906	–	–	1,156,906
Energy	1,059,652	–	–	1,059,652
Financials	958,932	–	–	958,932
Industrials	846,559	–	–	846,559
Consumer staples	828,457	–	–	828,457
Telecommunication services	509,393	–	–	509,393
Materials	423,645	–	–	423,645
Consumer discretionary	416,052	–	–	416,052
Utilities	145,652	–	–	145,652
Real estate	34,708	–	–	34,708
Miscellaneous	408,090	–	–	408,090
Short-term securities	–	627,249	–	627,249

Total	$8,008,815	$627,249	$–	$8,636,064

Global Growth and Income Fund

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Information technology	$169,873	$175,573	$–	$345,446
Financials	165,069	113,576	–	278,645
Consumer discretionary	66,696	130,076	–	196,772
Industrials	106,156	77,698	–	183,854
Energy	130,781	38,007	–	168,788
Health care	125,010	24,737	–	149,747
Consumer staples	62,181	80,426	–	142,607
Materials	50,344	54,860	–	105,204
Utilities	40,432	42,770	–	83,202
Real estate	42,784	21,595	–	64,379
Telecommunication services	–	15,407	–	15,407
Miscellaneous	37,620	53,742	–	91,362
Preferred securities	486	–	–	486
Bonds, notes & other debt instruments	–	47,802	–	47,802
Short-term securities	–	115,163	–	115,163

Total	$997,432	$991,432	$–	$1,988,864

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$–	$147	$–	$147

*Securities with a value of $828,467,000, which represented 41.60% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	145

Growth-Income Fund

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Information technology	$3,887,099	$20,931	$–	$3,908,030
Health care	3,707,953	117,244	–	3,825,197
Consumer discretionary	3,257,918	255,746	–	3,513,664
Financials	2,629,172	193,433	–	2,822,605
Industrials	1,970,823	135,575	–	2,106,398
Energy	1,778,829	298,880	–	2,077,709
Consumer staples	1,576,405	173,033	–	1,749,438
Materials	1,339,979	140,850	–	1,480,829
Other	1,260,053	6,419	–	1,266,472
Miscellaneous	1,026,544	112,088	–	1,138,632
Convertible stocks	5,157	7,340	–	12,497
Convertible bonds	–	123,679	–	123,679
Bonds, notes & other debt instruments	–	69,790	–	69,790
Short-term securities	–	2,017,086	–	2,017,086

Total	$22,439,932	$3,672,094	$–	$26,112,026

*Securities with a value of $1,368,521,000, which represented 5.24% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Financials	$16,506	$154,959	$–	$171,465
Consumer staples	38,453	105,589	–	144,042
Consumer discretionary	–	116,239	–	116,239
Utilities	–	110,609	–	110,609
Energy	23,904	68,007	–	91,911
Industrials	–	85,200	–	85,200
Health care	18,683	48,502	–	67,185
Real estate	7,985	56,049	–	64,034
Information technology	12,071	34,849	–	46,920
Telecommunication services	5,412	38,960	–	44,372
Materials	5,610	16,889	–	22,499
Miscellaneous	–	9,787	–	9,787
Convertible bonds	–	253	–	253
Bonds, notes & other debt instruments	–	37,588	–	37,588
Short-term securities	–	86,367	–	86,367

Total	$128,624	$969,847	$–	$1,098,471

	Other investments†

	Level 1	Level 2	Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(105)	$–	$(105)

*Securities with a value of $831,834,000, which represented 75.52% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

146	American Funds Insurance Series

Capital Income Builder

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Consumer staples	$39,025	$18,910	$–	$57,935
Financials	20,514	33,240	–	53,754
Energy	36,015	6,727	–	42,742
Telecommunication services	16,244	25,280	–	41,524
Information technology	15,996	11,194	–	27,190
Utilities	5,098	20,055	–	25,153
Health care	10,372	11,944	–	22,316
Consumer discretionary	5,105	12,287	–	17,392
Real estate	13,216	4,040	–	17,256
Industrials	2,439	10,439	–	12,878
Materials	–	5,129	–	5,129
Miscellaneous	–	2,019	–	2,019
Convertible stocks	4,305	–	–	4,305
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	22,870	–	22,870
Mortgage-backed obligations	–	17,056	–	17,056
Corporate bonds & notes	–	11,089	–	11,089
Asset-backed obligations	–	7,517	–	7,517
Short-term securities	–	24,889	–	24,889

Total	$168,329	$244,685	$–	$413,014

	Other investments†

	Level 1	Level 2	Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(5)	$–	$(5)

*Securities with a value of $161,264,000, which represented 39.14% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

Asset Allocation Fund

	Investment securities

	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Information technology	$3,834,977	$139,091	$1,864	$3,975,932
Health care	1,841,988	30,942	1,484	1,874,414
Consumer discretionary	1,573,173	80,843	–	1,654,016
Financials	1,606,632	11,179	–	1,617,811
Energy	1,260,185	–	–	1,260,185
Consumer staples	782,224	181,277	–	963,501
Materials	959,087	3,635	–	962,722
Industrials	911,271	40,491	1	951,763
Telecommunication services	231,625	–	–	231,625
Other	208,091	–	–	208,091
Miscellaneous	48,063	–	–	48,063
Convertible stocks	–	3,693	4,800	8,493
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	2,563,903	–	2,563,903
Corporate bonds & notes	–	1,979,326	12,692	1,992,018
Mortgage-backed obligations	–	915,602	–	915,602
Federal agency bonds & notes	–	52,295	–	52,295
Other	–	122,701	–	122,701
Short-term securities	–	1,680,291	–	1,680,291

Total	$13,257,316	$7,805,269	$20,841	$21,083,426

See next page for footnote.

American Funds Insurance Series	147

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$ –	$2,799	$–	$2,799
Unrealized appreciation on futures contracts	242	–	–	242
Liabilities:
Unrealized depreciation on interest rate swaps	–	(6,429)	–	(6,429)

Total	$242	$(3,630)	$–	$(3,388)

*Securities with a value of $476,496,000, which represented 2.26% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

†Interest rate swaps and futures are not included in the investment portfolio.

Global Balanced Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Industrials	$8,063	$17,345	$–	$25,408
Information technology	13,496	11,625	–	25,121
Energy	10,978	6,509	–	17,487
Consumer staples	9,010	7,011	–	16,021
Health care	10,940	3,188	–	14,128
Financials	7,575	3,794	–	11,369
Materials	6,556	4,071	–	10,627
Consumer discretionary	6,899	2,775	–	9,674
Utilities	1,568	1,722	–	3,290
Real estate	–	1,367	–	1,367
Telecommunication services	–	502	–	502
Miscellaneous	7,284	5,010	–	12,294
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	36,898	–	36,898
U.S. Treasury bonds & notes	–	20,692	–	20,692
Corporate bonds & notes	–	15,958	–	15,958
Mortgage-backed obligations	–	4,924	–	4,924
Asset-backed obligations	–	323	–	323
Short-term securities	–	22,944	–	22,944

Total	$82,369	$166,658	$–	$249,027

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$ 226	$–	$226
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(125)	–	(125)

Total	$–	$ 101	$–	$ 101

*Securities with a value of $64,919,000, which represented 25.77% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

†Forward currency contracts are not included in the investment portfolio.

148	American Funds Insurance Series

Bond Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$–	$3,617,726	$–	$3,617,726
Corporate bonds & notes	–	3,399,443	444	3,399,887
Mortgage-backed obligations	–	2,135,367	–	2,135,367
Bonds & notes of governments & government agencies outside the U.S.	–	610,070	–	610,070
Asset-backed obligations	–	142,447	–	142,447
Municipals	–	80,240	–	80,240
Federal agency bonds & notes	–	72,315	–	72,315
Common stocks	969	–	804	1,773
Rights & warrants	–	111	–	111
Short-term securities	–	1,050,942	–	1,050,942

Total	$969	$11,108,661	$1,248	$11,110,878

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$2,972	$–	$ 2,972
Unrealized appreciation on interest rate swaps	–	23,668	–	23,668
Unrealized appreciation on futures contracts	125	–	–	125
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(1,045)	–	(1,045)
Unrealized depreciation on interest rate swaps	–	(15,207)	–	(15,207)
Unrealized depreciation on futures contracts	(1,233)	–	–	(1,233)

Total	$(1,108)	$10,388	$–	$9,280

*Forward currency contracts, interest rate swaps, and futures contracts are not included in the investment portfolio.

Global Bond Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$–	$212,049	$–	$212,049
Japanese yen	–	189,720	–	189,720
Polish zloty	–	113,861	–	113,861
Hungarian forints	–	112,448	–	112,448
Mexican pesos	–	103,769	–	103,769
Malaysian ringgits	–	62,792	–	62,792
Danish kroner	–	59,028	–	59,028
Indian rupees	–	40,713	–	40,713
British pounds	–	32,992	–	32,992
Brazilian reais	–	26,582	–	26,582
Australian dollars	–	20,984	–	20,984
Chilean pesos	–	20,770	–	20,770
Canadian dollars	–	14,099	–	14,099
Argentine pesos	–	8,350	–	8,350
U.S. dollars	–	1,052,728	189	1,052,917
Other	–	61,341	–	61,341
Convertible stocks	–	124	816	940
Common stocks	278	947	294	1,519
Short-term securities	–	156,607	–	156,607

Total	$278	$2,289,904	$1,299	$2,291,481

American Funds Insurance Series	149

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$1,535	$–	$1,535
Unrealized appreciation on interest rate swaps	–	2,005	–	2,005
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(6,900)	–	(6,900)
Unrealized depreciation on interest rate swaps	–	(883)	–	(883)
Total	$–	$(4,243)	$–	$(4,243)

*Forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$ –	$1,597,304	$12,442	$1,609,746
Asset-backed obligations	–	9,508	–	9,508
Other bonds & notes	–	20,966	–	20,966
Convertible bonds	–	7,626	–	7,626
Convertible stocks	7,985	2,228	4,656	14,869
Common stocks	3,533	6,961	5,533	16,027
Rights & warrants	–	73	–	73
Short-term securities	–	76,431	–	76,431
Total	$11,518	$1,721,097	$22,631	$1,755,246

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$–	$427	$–	$ 427
Unrealized appreciation on credit default swaps	–	644	–	644
Total	$–	$1,071	$–	$1,071

1Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2016 (dollars in thousands):

	Beginning value at 1/1/2016	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2016
Investment securities	$14,951	$865	$5,655	$(201)	$58	$2,169	$(866)	$22,631

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2016								$ 2,604

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

150	American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2016	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Corporate bonds &	$12,442	Yield analysis	Yield risk premium	100 bps - 400 bps	Decrease
notes		Yield to call price	Yield to call	2.5% - 5.0%	Decrease
		Enterprise valuation	EV/EBITDA multiple	5.0x - 11.5x	Increase
Common stocks	5,533	Recent transaction	Arms-length transaction	N/A	N/A
		Estimated liquidation proceeds	Estimated remaining assets	$16.4 million - $35.7 million	Increase
Convertible stocks	4,656	Cost	N/A	N/A	N/A
	$22,631

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EV = Enterprise value

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$208,755	$ –	$208,755
Federal agency bonds & notes	–	60,443	–	60,443
U.S. Treasury bonds & notes	–	43,050	–	43,050
Asset-backed obligations	–	22,092	1,052	23,144
Short-term securities	–	54,388	–	54,388

Total	$–	$388,728	$1,052	$389,780

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$ –	$ 2,289	$–	$2,289
Unrealized appreciation on futures contracts	150	–	–	150
Liabilities:
Unrealized depreciation on interest rate swaps	–	(1,633)	–	(1,633)
Unrealized depreciation on futures contracts	(467)	–	–	(467)

Total	$(317)	$ 656	$–	$ 339

*Interest rate swaps and futures contracts are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2016, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series	151

U.S. Government/AAA-Rated Securities Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$–	$1,405,658	$–	$1,405,658
Mortgage-backed obligations	–	879,195	–	879,195
Federal agency bonds & notes	–	614,785	–	614,785
Short-term securities	–	241,514	–	241,514

Total	$–	$3,141,152	$–	$3,141,152

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$ –	$ 37,098	$–	$37,098
Unrealized appreciation on futures contracts	249	–	–	249
Liabilities:
Unrealized depreciation on interest rate swaps	–	(27,070)	–	(27,070)
Unrealized depreciation on futures contracts	(6,664)	–	–	(6,664)

Total	$(6,415)	$ 10,028	$–	$3,613

  *Interest rate swaps and futures contracts are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2016, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks – Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

152	American Funds Insurance Series

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

American Funds Insurance Series	153

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency – The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds – The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

154	American Funds Insurance Series

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although such securities are generally less sensitive to interest rate changes, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification – As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk – Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management – The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Investing in futures contracts – In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

American Funds Insurance Series	155

investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging – There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions – Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments – Asset Allocation Fund, Global Bond Fund and High-Income Bond Fund have participated in a transaction that involves unfunded commitments, which may obligate each fund to purchase additional shares of the applicable issuer. Under the terms of the commitments, which will expire no later than April 1, 2021, the maximum potential exposure of Asset Allocation Fund, Global Bond Fund and High-Income Bond Fund as of December 31, 2016, was $471,000, $109,000 and $719,000, respectively. Should such commitments become due in full, these amounts would represent less than 0.01% of the net assets of Asset Allocation Fund and Global Bond Fund and 0.04% of the net assets of High-Income Bond Fund as of December 31, 2016.

Short-term securities – The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the

156	American Funds Insurance Series

respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2016, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, Global Balanced Fund, Bond Fund and Global Bond Fund had open forward currency contracts. As of December 31, 2016, Growth-Income Fund and High-Income Bond Fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held by Growth-Income Fund and High-Income Bond Fund was $19,297,000 and $1,189,000, respectively.

Interest rate swaps – Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2016, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized

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gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations. As of December 31, 2016, High-Income Bond Fund had open credit default swaps.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of December 31, 2016, Asset Allocation Fund, Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Managed Risk International Fund held futures contracts. As of December 31, 2016, Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund did not have any open futures contracts. The average month-end notional amount of open futures contracts while held by Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund was $45,694,000, $56,050,000, $43,355,000 and $401,603,000, respectively.

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The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps, credit default swaps and/or futures contracts as of, or for the year ended, December 31, 2016 (dollars in thousands):

			Global Growth Fund	Global Small Capitalization Fund	International Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$ 359	$ 1,434	$ 598
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	–	–	–
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
Futures contracts	Interest	Net unrealized appreciation*	–	–	–
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
			$ 359	$ 1,434	$ 598

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$ –	$ 48	$ 2,742
Forward currency	Currency	Payables for closed forward currency contracts	–	16	28
Interest rate swaps	Interest	Net unrealized depreciation*	–	–	–
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
Futures contracts	Interest	Net unrealized depreciation*	–	–	–
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
			$ –	$ 64	$ 2,770

Net realized (loss) gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized (loss) gain on forward currency contracts	$(3,161)	$11,683	$32,800
Interest rate swaps	Interest	Net realized gain on interest rate swaps	–	–	–
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
Futures contracts	Interest	Net realized gain on futures contracts	–	–	–
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
			$(3,161)	$11,683	$32,800

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	$ 949	$ 885	$ (2,561)
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	–	–	–
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
Futures contracts	Interest	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
			$ 949	$ 885	$ (2,561)

See end of tables for footnote.

American Funds Insurance Series	159

			New World Fund	Global Growth and Income Fund	Growth- Income Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$ 85	$147	$ –
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	–	–	–
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
Futures contracts	Interest	Net unrealized appreciation*	–	–	–
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
			$ 85	$147	$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$ 75	$ –	$ –
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized depreciation*	–	–	–
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
Futures contracts	Interest	Net unrealized depreciation*	–	–	–
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
			$ 75	$ –	$ –

Net realized gain	Risk type	Location on statements of operations

Forward currency	Currency	Net realized gain on forward currency contracts	$ 45	$194	$1,927
Interest rate swaps	Interest	Net realized gain on interest rate swaps	–	–	–
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
Futures contracts	Interest	Net realized gain on futures contracts	–	–	–
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
			$ 45	$194	$1,927

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	$(19)	$ 89	$ –
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	–	–	–
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
Futures contracts	Interest	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
			$(19)	$ 89	$ –

160	American Funds Insurance Series

			International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$ –	$ –	$ –
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	–	–	2,799
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
Futures contracts	Interest	Net unrealized appreciation*	–	–	242
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
			$ –	$ –	$ 3,041

Liabilities	Risk type	Location on statements of assets and liabilities

Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$105	$ 5	$ –
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized depreciation*	–	–	6,429
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
Futures contracts	Interest	Net unrealized depreciation*	–	–	–
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
			$105	$ 5	$6,429

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$696	$ –	$ –
Interest rate swaps	Interest	Net realized loss on interest rate swaps	–	–	(3,196)
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
Futures contracts	Interest	Net realized gain on futures contracts	–	–	–
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
			$696	$ –	$(3,196)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	$(105)	$(5)	$ –
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	–	–	1,123
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
Futures contracts	Interest	Net unrealized appreciation on futures contracts	–	–	242
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
			$(105)	$(5)	$ 1,365

See end of tables for footnote.

American Funds Insurance Series	161

			Global Balanced Fund	Bond Fund	Global Bond Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$226	$ 2,972	$ 1,535
Forward currency	Currency	Receivables for closed forward currency contracts	8	163	312
Interest rate swaps	Interest	Net unrealized appreciation*	–	23,668	2,005
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
Futures contracts	Interest	Net unrealized appreciation*	–	125	–
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
			$234	$ 26,928	$ 3,852

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$125	$ 1,045	$ 6,900
Forward currency	Currency	Payables for closed forward currency contracts	24	–	1,270
Interest rate swaps	Interest	Net unrealized depreciation*	–	15,207	883
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
Futures contracts	Interest	Net unrealized depreciation*	–	1,233	–
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
			$149	$ 17,485	$ 9,053

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	$361	$ (2,049)	$ 4,304
Interest rate swaps	Interest	Net realized gain (loss) on interest rate swaps	–	20,219	(4,868)
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
Futures contracts	Interest	Net realized loss on futures contracts	–	(12,436)	–
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
			$361	$ 5,734	$ (564)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency
		contracts	$ 37	$ 2,959	$(8,031)
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	–	6,624	1,057
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
Futures contracts	Interest	Net unrealized depreciation on futures contracts	–	(1,108)	–
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
			$ 37	$ 8,475	$(6,974)

162	American Funds Insurance Series

			High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$ –	$ –	$ –
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	427	2,290	37,098
Credit default swaps	Credit	Net unrealized appreciation*	644	–	–
Futures contracts	Interest	Net unrealized appreciation*	–	150	249
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
			$ 1,071	$2,440	$ 37,347

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$ –	$ –	$ –
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized depreciation*	–	1,634	27,070
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
Futures contracts	Interest	Net unrealized depreciation*	–	467	6,664
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
			$ –	$2,101	$ 33,734

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$ 21	$ –	$ –
Interest rate swaps	Interest	Net realized (loss) gain on interest rate swaps	(584)	3,138	11,038
Credit default swaps	Credit	Net realized loss on credit default swaps	(1,060)	–	–
Futures contracts	Interest	Net realized loss on futures contracts	–	(563)	(35,065)
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
			$(1,623)	$2,575	$(24,027)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	$ (37)	$ –	$ –
Interest rate swaps	Interest	Net unrealized appreciation (depreciation) on interest rate swaps	701	(499)	8,800
Credit default swaps	Credit	Net unrealized depreciation on credit default swaps	(62)	–	–
Futures contracts	Interest	Net unrealized depreciation on futures contracts	–	(317)	(6,415)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
			$ 602	$ (816)	$ 2,385

See end of tables for footnote.

American Funds Insurance Series	163

			Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$ –	$ –	$ –
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	–	–	–
Credit default swaps	Credit	Net unrealized appreciation*	–	–	–
Futures contracts	Interest	Net unrealized appreciation*	–	–	–
Futures contracts	Equity	Net unrealized appreciation*	–	164	–
Futures contracts	Currency	Net unrealized appreciation*	–	142	–
			$ –	$ 306	$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$ –	$ –	$ –
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Interest rate swaps	Interest	Net unrealized depreciation*	–	–	–
Credit default swaps	Credit	Net unrealized depreciation*	–	–	–
Futures contracts	Interest	Net unrealized depreciation*	–	–	–
Futures contracts	Equity	Net unrealized depreciation*	–	324	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
			$ –	$ 324	$ –

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$ –	$ –	$ –
Interest rate swaps	Interest	Net realized gain on interest rate swaps	–	–	–
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–	–
Futures contracts	Interest	Net realized gain on futures contracts	–	–	–
Futures contracts	Equity	Net realized loss on futures contracts	(9,903)	(6,949)	(6,824)
Futures contracts	Currency	Net realized gain on futures contracts	92	742	48
			$(9,811)	$(6,207)	$(6,776)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	$ –	$ –	$ –
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	–	–	–
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–	–
Futures contracts	Interest	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Equity	Net unrealized appreciation on futures contracts	63	62	93
Futures contracts	Currency	Net unrealized (depreciation) appreciation on futures contracts	(20)	86	(22)
			$ 43	$ 148	$ 71

164	American Funds Insurance Series

			Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$–	$–
Forward currency	Currency	Receivables for closed forward currency contracts	–	–
Interest rate swaps	Interest	Net unrealized appreciation*	–	–
Credit default swaps	Credit	Net unrealized appreciation*	–	–
Futures contracts	Interest	Net unrealized appreciation*	–	–
Futures contracts	Equity	Net unrealized appreciation*	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–
			$–	$–

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$–	$–
Forward currency	Currency	Payables for closed forward currency contracts	–	–
Interest rate swaps	Interest	Net unrealized depreciation*	–	–
Credit default swaps	Credit	Net unrealized depreciation*	–	–
Futures contracts	Interest	Net unrealized depreciation*	–	–
Futures contracts	Equity	Net unrealized depreciation*	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–
			$–	$–

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$–	$–
Interest rate swaps	Interest	Net realized gain on interest rate swaps	–	–
Credit default swaps	Credit	Net realized gain on credit default swaps	–	–
Futures contracts	Interest	Net realized gain on futures contracts	–	–
Futures contracts	Equity	Net realized loss on futures contracts	(5,785)	(34,111)
Futures contracts	Currency	Net realized gain (loss) on futures contracts	7	(225)
			$(5,778)	$(34,336)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	$–	$–
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	–	–
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	–	–
Futures contracts	Interest	Net unrealized appreciation on futures contracts	–	–
Futures contracts	Equity	Net unrealized appreciation on futures contracts	151	1,574
Futures contracts	Currency	Net unrealized depreciation on futures contracts	(25)	(48)
			$126	$1,526

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and/or futures contracts as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

American Funds Insurance Series	165

Collateral – Funds that invest in forward currency contracts, interest rate swaps, credit default swaps, futures contracts and/or future delivery contracts participate in a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2016, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$359	$–	$(270)	$–	$89

Global Small Capitalization Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Citibank	$ 485	$ –	$ (485)	$–	$ –
HSBC Bank	493	(28)	(465)	–	–
JPMorgan Chase	370	–	(278)	–	92
UBS AG	86	–	–	–	86
Total	$1,434	$(28)	$(1,228)	$–	$178

Liabilities:
Barclays Bank PLC	$ 36	$ –	$ –	$–	$ 36
HSBC Bank	28	(28)	–	–	–
Total	$ 64	$(28)	$ –	$–	$ 36

166	American Funds Insurance Series

International Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Barclays Bank PLC	$ 408	$(408)	$–	$–	$ –
JPMorgan Chase	190	(190)	–	–	–
Total	$ 598	$(598)	$–	$–	$ –

Liabilities:
Bank of America, N.A.	$ 174	$ –	$–	$–	$ 174
Barclays Bank PLC	1,876	(408)	–	–	1,468
Citibank	414	–	–	–	414
HSBC Bank	104	–	–	–	104
JPMorgan Chase	202	(190)	–	–	12
Total	$2,770	$(598)	$–	$–	$2,172

New World Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$36	$ –	$(36)	$–	$ –
Citibank	1	(1)	–	–	–
HSBC Bank	8	(6)	–	–	2
JPMorgan Chase	32	(32)	–	–	–
UBS AG	8	–	–	–	8
Total	$85	$(39)	$(36)	$–	$10

Liabilities:
Citibank	$ 9	$ (1)	$ –	$–	$8
HSBC Bank	6	(6)	–	–	–
JPMorgan Chase	60	(32)	–	–	28
Total	$75	$(39)	$ –	$–	$36

Global Growth and Income Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$126	$–	$–	$–	$126
HSBC Bank	21	–	–	–	21
Total	$147	$–	$–	$–	$147

See end of tables for footnote.

American Funds Insurance Series	167

International Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Liabilities:
Bank of America, N.A.	$106	$–	$–	$–	$106

Capital Income Builder
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Liabilities:
Bank of America, N.A.	$5	$–	$–	$–	$5

Global Balanced Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$ 17	$(15)	$–	$–	$ 2
Bank of New York Mellon	7	–	–	–	7
Barclays Bank PLC	32	–	–	–	32
Citibank	16	(16)	–	–	–
HSBC Bank	7	(7)	–	–	–
JPMorgan Chase	150	(37)	–	–	113
UBS AG	6	(6)	–	–	–
Total	$235	$(81)	$–	$–	$154

Liabilities:
Bank of America, N.A.	$ 15	$(15)	$–	$–	$ –
Citibank	58	(16)	–	–	42
HSBC Bank	28	(7)	–	–	21
JPMorgan Chase	37	(37)	–	–	–
UBS AG	11	(6)	–	–	5
Total	$149	$(81)	$–	$–	$ 68

168	American Funds Insurance Series

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Barclays Bank PLC	$ 104	$ –	$ –	$–	$104
Citibank	333	(172)	(161)	–	–
HSBC Bank	1,754	(494)	(1,260)	–	–
JPMorgan Chase	60	(60)	–	–	–
UBS AG	884	–	(884)	–	–
Total	$3,135	$(726)	$(2,305)	$–	$104

Liabilities:
Bank of America, N.A.	$ 91	$ –	$ –	$–	$91
Citibank	172	(172)	–	–	–
HSBC Bank	494	(494)	–	–	–
JPMorgan Chase	288	(60)	(228)	–	–
Total	$1,045	$(726)	$ (228)	$–	$91

Global Bond Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$ 429	$ (429)	$ –	$–	$ –
Barclays Bank PLC	225	(225)	–	–	–
Citibank	403	(403)	–	–	–
HSBC Bank	112	(112)	–	–	–
JPMorgan Chase	452	(452)	–	–	–
UBS AG	226	(226)	–	–	–
Total	$1,847	$(1,847)	$ –	$–	$ –

Liabilities:
Bank of America, N.A.	$ 905	$ (429)	$ (476)	$–	$ –
Barclays Bank PLC	255	(225)	(30)	–	–
Citibank	2,153	(403)	(1,593)	–	157
HSBC Bank	1,389	(112)	(1,277)	–	–
JPMorgan Chase	2,668	(452)	(2,216)	–	–
UBS AG	800	(226)	(574)	–	–
Total	$8,170	$(1,847)	$(6,166)	$–	$157

*Non-cash	collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2013. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

American Funds Insurance Series	169

The funds are not subject to examination by state tax authorities for tax years before 2012. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund and Global Growth and Income Fund for tax years before 2009; Growth Fund and Growth-Income Fund for tax years before 2010; International Growth and Income Fund for tax years before 2011; Global Balanced Fund for tax years before 2012; Asset Allocation Fund, Bond Fund and Global Bond Fund for tax years before 2014 and High-Income Bond Fund for tax years before 2015. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of recent rulings from European courts, some of the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2016. These will be used to offset any capital gains realized by the funds in future years through the expiration date. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

170	American Funds Insurance Series

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$5,309	$16,070	$87,925	$31,353	$4,686	$69,604
Undistributed long-term capital gain	174,084	–	2,194,931	97,715	–	288,969
Capital loss carryforward:
No expiration	–	(55,253)	–	–	(123,342)	–
Gross unrealized appreciation on investment securities	1,180,169	801,327	6,700,568	965,782	421,936	1,840,298
Gross unrealized depreciation on investment securities	(109,424)	(485,113)	(572,619)	(592,058)	(183,317)	(63,118)
Net unrealized appreciation (depreciation) on investment securities	1,070,745	316,214	6,127,949	373,724	238,619	1,777,180
Cost of investment securities	4,098,615	3,566,049	15,442,347	7,061,622	2,653,919	6,858,884
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	4,406	18,572	8,910	52,867	(287)	(261)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	–	–	–	–	1	–
Reclassification to (from) capital paid in on shares of beneficial interest from (to) undistributed net realized gain/accumulated net realized loss	–	1	(1)	1	1	–
	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$5,588	$95,174	$2,317	$21	$85,089	$–
Late year ordinary loss deferral*	–	–	–	–	–	(473)
Undistributed long-term capital gain	33,689	1,784,903	–	–	1,054,302	933
Capital loss carryforward:
No expiration	–	–	(12,324)	(6,972)	–	–
Capital loss carryforward utilized	17,726	–	–	–	–	–
Gross unrealized appreciation on investment securities	292,982	6,427,273	43,141	15,555	3,862,411	28,081
Gross unrealized depreciation on investment securities	(63,930)	(892,934)	(92,699)	(20,307)	(484,219)	(8,751)
Net unrealized appreciation (depreciation) on investment securities	229,052	5,534,339	(49,558)	(4,752)	3,378,192	19,330
Cost of investment securities	1,759,812	20,577,687	1,148,029	417,766	17,705,234	229,697
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	(405)	(5,668)	554	202	5,455	(272)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	(2)	–	(40)	2	1	–
Reclassification to (from) capital paid in on shares of beneficial interest from (to) undistributed net realized gain/accumulated net realized loss	–	–	(40)	–	–	(1)

See next page for footnote.

American Funds Insurance Series	171

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Undistributed ordinary income	$175,849	$22,968	$19,119	$1,751	$–	$7,538
Late year ordinary loss deferral*	–	(18,491)	–	–	–	–
Undistributed long-term capital gain	41,190	267	–	1,475	–	–
Capital loss carryforward:
No expiration	–	–	(170,563)	–	–	(6,295)
Expiring 2017	–	–	(45,026)	–	–	–
	–	–	(215,589)	–	–	(6,295)

Gross unrealized appreciation on investment securities	92,298	27,793	47,353	2,645	27	19,469
Gross unrealized depreciation on investment securities	(240,004)	(120,071)	(71,243)	(3,016)	(4)	(41,136)
Net unrealized appreciation (depreciation) on investment securities	(147,706)	(92,278)	(23,890)	(371)	23	(21,667)
Cost of investment securities	11,258,584	2,383,759	1,779,136	390,151	350,356	3,162,819
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	7,177	(26,163)	(946)	1,949	–	10,306
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	–	1	1	–	455	–
	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$729	$891	$4,274	$1,865	$31,585
Undistributed long-term capital gain	4,133	1,396	5,561	7,717	38,638
Gross unrealized appreciation on investment securities	–	–	–	–	8,966
Gross unrealized depreciation on investment securities	(12,902)	(15,913)	(1,865)	(13,882)	–
Net unrealized appreciation (depreciation) on investment securities	(12,902)	(15,913)	(1,865)	(13,882)	8,966
Cost of investment securities	214,164	112,015	293,175	174,782	3,553,072
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	— †	11	1,414	682	433

*These	deferrals are considered incurred in the subsequent year.
†Amount	less than one thousand.

172	American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$24,109	$126,735	$150,844	$34,454	$137,198	$171,652
Class 2	44,725	291,772	336,497	74,382	349,551	423,933
Class 4	945	7,147	8,092	1,272	4,175	5,447

Total	$69,779	$425,654	$495,433	$110,108	$490,924	$601,032

Global Small Capitalization Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$11,807	$273,687	$285,494	$14,631	$107,277	$121,908
Class 2	12,193	433,806	445,999	24,973	183,098	208,071
Class 4	142	6,715	6,857	189	1,383	1,572

Total	$24,142	$714,208	$738,350	$39,793	$291,758	$331,551

Growth Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$ 68,458	$ 603,135	$ 671,593	$ 59,092	$1,460,328	$1,519,420
Class 2	105,243	1,244,603	1,349,846	88,259	3,114,763	3,203,022
Class 3	1,482	16,336	17,818	1,311	42,040	43,351
Class 4	2,484	36,779	39,263	2,709	9,375	12,084

Total	$177,667	$1,900,853	$2,078,520	$151,371	$4,626,506	$4,777,877

International Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$ 59,237	$296,124	$355,361	$ 63,527	$196,800	$260,327
Class 2	51,666	334,251	385,917	64,651	245,172	309,823
Class 3	389	2,445	2,834	540	2,060	2,600
Class 4	794	4,665	5,459	657	2,035	2,692

Total	$112,086	$637,485	$749,571	$129,375	$446,067	$575,442

American Funds Insurance Series	173

New World Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$17,725	$–	$17,725	$33,998	$ 63,241	$ 97,239
Class 2	7,100	—	7,100	20,466	43,910	64,376
Class 4	1,465	—	1,465	2,315	4,736	7,051

Total	$26,290	$—	$26,290	$56,779	$111,887	$168,666

Blue Chip Income and Growth Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$137,434	$292,079	$429,513	$104,537	$336,268	$440,805
Class 2	92,301	236,696	328,997	88,048	328,339	416,387
Class 4	2,759	4,934	7,693	650	1,651	2,301

Total	$232,494	$533,709	$766,203	$193,235	$666,258	$859,493

Global Growth and Income Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$11,131	$–	$11,131	$ 6,244	$–	$ 6,244
Class 2	25,283	–	25,283	30,016	–	30,016
Class 4	257	–	257	79	–	79

Total	$36,671	$–	$36,671	$36,339	$–	$36,339

Growth-Income Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid or accrued

Class 1	$263,296	$1,172,060	$1,435,356	$211,212	$1,523,989	$1,735,201
Class 2	250,881	1,329,722	1,580,603	227,897	1,955,599	2,183,496
Class 3	3,141	16,262	19,403	2,968	24,839	27,807
Class 4	8,305	45,834	54,139	5,428	7,004	12,432

Total	$525,623	$2,563,878	$3,089,501	$447,505	$3,511,431	$3,958,936

International Growth and Income Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$23,268	$3,458	$26,726	$17,822	$15,393	$33,215
Class 2	6,231	1,080	7,311	5,743	5,535	11,278
Class 4	895	149	1,044	671	578	1,249

Total	$30,394	$4,687	$35,081	$24,236	$21,506	$45,742

174	American Funds Insurance Series

Capital Income Builder
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income		Long-term capital gains	Total dividends paid

Class 1	$ 4,372	$–	$ 4,372	$1,286		$–	$1,286
Class 2	2	–	2	–	*	–	–	*
Class 4	6,657	–	6,657	3,002		–	3,002

Total	$11,031	$–	$11,031	$4,288		$–	$4,288

Asset Allocation Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains	Total dividends and distributions paid

Class 1	$229,739	$280,306	$510,045	$310,613		$ 785,247	$1,095,860
Class 2	81,019	120,303	201,322	126,004		335,062	461,066
Class 3	580	860	1,440	927		2,404	3,331
Class 4	38,591	61,673	100,264	36,628		4,226	40,854

Total	$349,929	$463,142	$813,071	$474,172		$1,126,939	$1,601,111

Global Balanced Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income		Long-term capital gains	Total dividends and distributions paid

Class 1	$ 939	$–	$ 939	$ 596		$ 605	$1,201
Class 2	2,225	–	2,225	1,802		2,359	4,161
Class 4	121	–	121	5		4	9

Total	$3,285	$–	$3,285	$2,403		$2,968	$5,371

Bond Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains	Total dividends and distributions paid

Class 1	$138,255	$11,305	$149,560	$195,551		$20,064	$215,615
Class 2	74,576	7,465	82,041	141,408		16,478	157,886
Class 4	1,614	150	1,764	1,556		156	1,712

Total	$214,445	$18,920	$233,365	$338,515		$36,698	$375,213

See end of tables for footnote.

American Funds Insurance Series	175

Global Bond Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$10,101	$ 872	$10,973	$21,903	$12,052	$33,955
Class 2	7,811	923	8,734	23,532	13,266	36,798
Class 4	68	8	76	81	46	127

Total	$17,980	$1,803	$19,783	$45,516	$25,364	$70,880

High-Income Bond Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$57,104	$–	$57,104	$ 65,080	$–	$ 65,080
Class 2	47,007	–	47,007	48,382	–	48,382
Class 3	746	–	746	742	–	742
Class 4	1,283	–	1,283	83	–	83

Total	$106,140	$–	$106,140	$114,287	$–	$114,287

Mortgage Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$7,780	$152	$7,932	$7,999	$–	$7,999
Class 2	1,648	35	1,683	1,499	–	1,499
Class 4	222	5	227	168	–	168

Total	$9,650	$192	$9,842	$9,666	$–	$9,666

U.S. Government/AAA-Rated Securities Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$44,429	$ 7,982	$52,411	$35,624	$1,712	$37,336
Class 2	43,530	8,728	52,258	35,376	1,904	37,280
Class 3	307	60	367	253	13	266
Class 4	1,615	371	1,986	821	26	847

Total	$89,881	$17,141	$107,022	$72,074	$3,655	$75,729

Managed Risk Growth Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class P1	$ 3	$ 57	$ 60	$–	$–	$–
Class P2	327	14,955	15,282	–	–	–

Total	$330	$15,012	$15,342	$–	$–	$–

176	American Funds Insurance Series

Managed Risk International Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains	Total dividends paid

Class P1	$ 2	$ 4	$ 6	$ –	*	$–	$ –	*
Class P2	841	2,181	3,022	14		–	14

Total	$843	$2,185	$3,028	$14		$–	$14

Managed Risk Blue Chip Income and Growth Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains	Total dividends paid

Class P1	$ 5	$ 8	$ 13	$ 1		$–	$ 1
Class P2	3,370	5,915	9,285	529		–	529

Total	$3,375	$5,923	$9,298	$530		$–	$530

Managed Risk Growth-Income Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains	Total dividends paid

Class P1	$ 15	$ 64	$ 79	$ 3		$–	$ 3
Class P2	1,692	8,401	10,093	64		–	64

Total	$1,707	$8,465	$10,172	$67		$–	$67

Managed Risk Asset Allocation Fund
	Year ended December 31, 2016			Year ended December 31, 2015
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains	Total dividends and distributions paid

Class P1	$16,330	$29,417	$45,747	$9,630		$8,843	$18,473
Class P2	27,858	64,161	92,019	28,454		39,547	68,001

Total	$44,188	$93,578	$137,766	$38,084		$48,390	$86,474

*Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. Effective January 1, 2016, CRMC reduced the investment advisory services fee from an annual rate of 0.250% of average daily net assets to 0.150% of average daily net assets for the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the

American Funds Insurance Series	177

financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – The series’ board of trustees approved an amended agreement for Asset Allocation Fund effective February 1, 2016, decreasing the annual rate on average daily net assets in excess of $21 billion to 0.240%. CRMC is waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2016, total investment advisory services fees waived by CRMC were $1,833,000.

The range of rates and asset levels, and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the period ended December 31, 2016, before waiver	For the period ended December 31, 2016, after waiver
Fund	Beginning with	Ending with	Up to	In excess of

Global Growth Fund	.690%	.460%	$ .6	$ 5.0	.527%	.527%
Global Small Capitalization Fund	.800	.635	.6	5.0	.700	.700
Growth Fund	.500	.280	.6	34.0	.330	.330
International Fund	.690	.430	.5	21.0	.502	.502
New World Fund	.850	.620	.5	2.5	.720	.720
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.394	.394
Global Growth and Income Fund	.690	.480	.6	3.0	.600	.600
Growth-Income Fund	.500	.219	.6	34.0	.268	.268
International Growth and Income Fund	.690	.530	.5	1.0	.633	.633
Capital Income Builder Fund	.500		all		.500	.500
Asset Allocation Fund	.500	.240	.6	21.0	.274	.274
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.330	.6	8.0	.363	.363
Global Bond Fund	.570	.450	1.0	3.0	.530	.530
High-Income Bond Fund	.500	.420	.6	2.0	.465	.465
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.337	.337
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

178	American Funds Insurance Series

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements – CRMC is currently reimbursing a portion of miscellaneous fees and expenses for each of the managed risk funds. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2016, total expenses reimbursed by CRMC were $656,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$158
Class 2	$8,931	Not applicable	357
Class 4	221	$221	9

Total class-specific expenses	$9,152	$221	$524

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$155
Class 2	$5,872	Not applicable	235
Class 4	92	$92	4

Total class-specific expenses	$5,964	$92	$394

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 671
Class 2	$34,469	Not applicable	1,379
Class 3	328	Not applicable	18
Class 4	1,025	$1,025	41

Total class-specific expenses	$35,822	$1,025	$2,109

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$351
Class 2	$9,558	Not applicable	382
Class 3	51	Not applicable	3
Class 4	138	$138	6

Total class-specific expenses	$9,747	$138	$742

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$160
Class 2	$2,322	Not applicable	93
Class 4	515	$515	21

Total class-specific expenses	$2,837	$515	$274

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$424
Class 2	$8,227	Not applicable	329
Class 4	187	$186	7

Total class-specific expenses	$8,414	$186	$760

American Funds Insurance Series	179

Global Growth and Income Fund

Share class	Distribution services		Insurance administrative services	Administrative services

Class 1	Not applicable		Not applicable	$ 44
Class 2	$3,559		Not applicable	143
Class 4	25		$25	1

Total class-specific expenses	$3,584		$25	$188

Growth-Income Fund

Share class	Distribution services		Insurance administrative services	Administrative services

Class 1	Not applicable		Not applicable	$1,138
Class 2	$31,495		Not applicable	1,260
Class 3	280		Not applicable	15
Class 4	1,098		$1,098	44

Total class-specific expenses	$32,873		$1,098	$2,457

International Growth and Income Fund

Share class	Distribution services		Insurance administrative services	Administrative services

Class 1	Not applicable		Not applicable	$ 78
Class 2	$622		Not applicable	25
Class 4	87		$86	3

Total class-specific expenses	$709		$86	$106

Capital Income Builder

Share class	Distribution services		Insurance administrative services	Administrative services

Class 1	Not applicable		Not applicable	$12
Class 2	$ –	*	Not applicable	–	*
Class 4	533		$532	21

Total class-specific expenses	$533		$532	$33

Asset Allocation Fund

Share class	Distribution services		Insurance administrative services	Administrative services

Class 1	Not applicable		Not applicable	$1,179
Class 2	$12,479		Not applicable	499
Class 3	64		Not applicable	3
Class 4	6,394		$6,393	256

Total class-specific expenses	$18,937		$6,393	$1,937

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 6
Class 2	$441	Not applicable	18
Class 4	13	$13	–	*

Total class-specific expenses	$454	$13	$24

Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 629
Class 2	$10,242	Not applicable	410
Class 4	212	$212	8

Total class-specific expenses	$10,454	$212	$1,047

Global Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$112
Class 2	$2,961	Not applicable	118
Class 4	25	$25	1

Total class-specific expenses	$2,986	$25	$231

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 95
Class 2	$1,958	Not applicable	79
Class 3	22	Not applicable	1
Class 4	30	$30	1

Total class-specific expenses	$2,010	$30	$176

Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$27
Class 2	$160	Not applicable	7
Class 4	27	$28	1

Total class-specific expenses	$187	$28	$35

180	American Funds Insurance Series

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$ 4
Class 2	$772	Not applicable		31
Class 3	8	Not applicable		–	*
Class 4	32	$32		1

Total class-specific expenses	$812	$32		$36

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$145
Class 2	$3,895	Not applicable		156
Class 3	20	Not applicable		1
Class 4	161	$161		6

Total class-specific expenses	$4,076	$161		$308

Managed Risk Growth Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$ 1
Class P2	$427	427

Total class-specific expenses	$427	$428

Managed Risk International Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$ –	*
Class P2	$227	227

Total class-specific expenses	$227	$227

*Amount less than one thousand.

Managed Risk Blue Chip Income and Growth Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$ –	*
Class P2	$490	491

Total class-specific expenses	$490	$491

Managed Risk Growth-Income Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$ 2
Class P2	$343	344

Total class-specific expenses	$343	$346

Managed Risk Asset Allocation Fund

	Distribution services	Insurance administrative services

Class P1	Not applicable	$2,413
Class P2	$5,262	5,263

Total class-specific expenses	$5,262	$7,676

American Funds Insurance Series	181

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$ 41		$ 3	$44
Global Small Capitalization Fund	31		2	33
Growth Fund	163		13	176
International Fund	57		5	62
New World Fund	21		2	23
Blue Chip Income and Growth Fund	56		5	61
Global Growth and Income Fund	14		1	15
Growth-Income Fund	186		15	201
International Growth and Income Fund	8		1	9
Capital Income Builder	2	–	*	2
Asset Allocation Fund	145		12	157
Global Balanced Fund	2	–	*	2
Bond Fund	78		6	84
Global Bond Fund	18		1	19
High-Income Bond Fund	13		1	14
Mortgage Fund	3	–	*	3
Ultra-Short Bond Fund	3	–	*	3
U.S. Government/AAA-Rated Securities Fund	23		2	25
Managed Risk Growth Fund	1	–	*	1
Managed Risk International Fund	1	–	*	1
Managed Risk Blue Chip Income and Growth Fund	1	–	*	1
Managed Risk Growth-Income Fund	1	–	*	1
Managed Risk Asset Allocation Fund	22		2	24

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2016, such purchase and sale transactions occurred between Growth Fund and related funds in the amounts of $80,211,000 and $484,838,000, respectively.

8. Committed line of credit

Global Small Capitalization Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $500 million credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. During the period, neither fund borrowed on this line of credit.

182	American Funds Insurance Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$214,321	8,771	$150,842	6,520	$(225,629)	(9,136)	$139,534	6,155
Class 2	98,924	4,087	336,499	14,694	(451,495)	(18,489)	(16,072)	292
Class 4	31,776	1,313	8,092	354	(28,384)	(1,172)	11,484	495

Total net increase (decrease)	$345,021	14,171	$495,433	21,568	$(705,508)	(28,797)	$134,946	6,942

Year ended December 31, 2015
Class 1	$242,608	8,797	$171,652	6,332	$(284,375)	(10,186)	$129,885	4,943
Class 2	63,278	2,321	423,933	15,756	(513,101)	(18,595)	(25,890)	(518)
Class 4	80,540	2,928	5,447	203	(10,490)	(389)	75,497	2,742

Total net increase (decrease)	$386,426	14,046	$601,032	22,291	$(807,966)	(29,170)	$179,492	7,167

Global Small Capitalization Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$161,105	7,595	$285,447	14,932	$(368,707)	(16,753)	$ 77,845	5,774
Class 2	54,521	2,619	445,999	23,986	(293,447)	(14,137)	207,073	12,468
Class 4	16,563	792	6,857	365	(8,311)	(402)	15,109	755

Total net increase (decrease)	$232,189	11,006	$738,303	39,283	$(670,465)	(31,292)	$300,027	18,997

Year ended December 31, 2015
Class 1	$513,999	19,169	$121,908	4,341	$(211,242)	(7,700)	$424,665	15,810
Class 2	80,928	3,206	208,071	7,558	(354,071)	(13,220)	(65,072)	(2,456)
Class 4	29,896	1,122	1,572	57	(6,551)	(252)	24,917	927

Total net increase (decrease)	$624,823	23,497	$331,551	11,956	$(571,864)	(21,172)	$384,510	14,281

Growth Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$ 458,166	7,079	$ 669,418	10,693	$ (964,251)	(14,691)	$ 163,333	3,081
Class 2	177,712	2,745	1,349,846	21,732	(1,859,064)	(28,538)	(331,506)	(4,061)
Class 3	1,102	18	17,818	284	(27,723)	(425)	(8,803)	(123)
Class 4	75,062	1,167	39,264	638	(49,300)	(768)	65,026	1,037

Total net increase (decrease)	$ 712,042	11,009	$2,076,346	33,347	$(2,900,338)	(44,422)	$ (111,950)	(66)

Year ended December 31, 2015
Class 1	$ 545,748	7,598	$1,516,077	22,116	$(1,366,376)	(18,624)	$ 695,449	11,090
Class 2	178,141	2,443	3,203,022	46,982	(2,197,881)	(29,528)	1,183,282	19,897
Class 3	783	11	43,350	629	(28,825)	(389)	15,308	251
Class 4	382,752	5,567	12,085	178	(12,814)	(184)	382,023	5,561

Total net increase (decrease)	$1,107,424	15,619	$4,774,534	69,905	$(3,605,896)	(48,725)	$2,276,062	36,799

See end of tables for footnote.

American Funds Insurance Series	183

International Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$ 502,624	29,474	$355,240	22,171	$ (416,969)	(24,055)	$440,895	27,590
Class 2	190,542	11,247	385,917	24,231	(598,017)	(34,790)	(21,558)	688
Class 3	122	7	2,834	177	(5,902)	(343)	(2,946)	(159)
Class 4	25,077	1,477	5,458	345	(7,439)	(436)	23,096	1,386

Total net increase (decrease)	$ 718,365	42,205	$749,449	46,924	$(1,028,327)	(59,624)	$439,487	29,505

Year ended December 31, 2015
Class 1	$ 613,096	30,399	$260,327	13,102	$ (308,218)	(15,161)	$565,205	28,340
Class 2	243,300	12,263	309,824	15,584	(460,836)	(22,675)	92,288	5,172
Class 3	591	29	2,600	130	(5,955)	(292)	(2,764)	(133)
Class 4	37,705	1,848	2,691	136	(6,576)	(332)	33,820	1,652

Total net increase (decrease)	$ 894,692	44,539	$575,442	28,952	$ (781,585)	(38,460)	$688,549	35,031

New World Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$ 343,390	17,604	$ 17,686	901	$(250,303)	(12,858)	$110,773	5,647
Class 2	51,238	2,661	7,100	365	(149,682)	(7,790)	(91,344)	(4,764)
Class 4	71,177	3,754	1,465	75	(12,695)	(670)	59,947	3,159

Total net increase (decrease)	$ 465,805	24,019	$ 26,251	1,341	$(412,680)	(21,318)	$ 79,376	4,042

Year ended December 31, 2015
Class 1	$ 250,385	12,453	$ 97,239	4,794	$ (74,017)	(3,664)	$273,607	13,583
Class 2	52,944	2,691	64,376	3,193	(146,327)	(7,294)	(29,007)	(1,410)
Class 4	120,968	6,065	7,051	351	(7,843)	(403)	120,176	6,013

Total net increase (decrease)	$ 424,297	21,209	$168,666	8,338	$(228,187)	(11,361)	$364,776	18,186

Blue Chip Income and Growth Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$ 986,168	74,990	$426,031	33,628	$(260,962)	(20,029)	$1,151,237	88,589
Class 2	42,572	3,274	328,996	26,334	(424,524)	(32,897)	(52,956)	(3,289)
Class 4	105,759	8,137	7,693	611	(18,601)	(1,441)	94,851	7,307

Total net increase (decrease)	$1,134,499	86,401	$762,720	60,573	$(704,087)	(54,367)	$1,193,132	92,607

Year ended December 31, 2015
Class 1	$ 452,522	32,801	$437,325	32,701	$(252,335)	(18,381)	$ 637,512	47,121
Class 2	32,390	2,382	416,386	31,379	(427,875)	(31,163)	20,901	2,598
Class 4	28,833	2,128	2,302	174	(5,348)	(390)	25,787	1,912

Total net increase (decrease)	$ 513,745	37,311	$856,013	64,254	$(685,558)	(49,934)	$ 684,200	51,631

184	American Funds Insurance Series

Global Growth and Income Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$292,208	23,201	$10,481	808	$ (49,576)	(3,887)	$253,113	20,122
Class 2	25,520	2,043	25,283	1,955	(199,986)	(15,865)	(149,183)	(11,867)
Class 4	12,357	989	257	20	(2,230)	(180)	10,384	829

Total net increase (decrease)	$330,085	26,233	$36,021	2,783	$(251,792)	(19,932)	$114,314	9,084

Year ended December 31, 2015
Class 1	$123,370	9,539	$ 5,769	464	$ (24,549)	(1,895)	$104,590	8,108
Class 2	31,965	2,464	30,016	2,406	(222,457)	(17,093)	(160,476)	(12,223)
Class 4	7,444	579	79	6	(4,032)	(318)	3,491	267

Total net increase (decrease)	$162,779	12,582	$35,864	2,876	$(251,038)	(19,306)	$(52,395)	(3,848)

Growth-Income Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$1,364,357	31,261	$1,429,866	34,358	$ (830,642)	(18,888)	$1,963,581	46,731
Class 2	142,903	3,288	1,580,603	38,422	(1,561,195)	(35,880)	162,311	5,830
Class 3	1,293	30	19,402	467	(23,792)	(543)	(3,097)	(46)
Class 4	72,892	1,695	54,139	1,325	(35,791)	(829)	91,240	2,191

Total net increase (decrease)	$1,581,445	36,274	$3,084,010	74,572	$(2,451,420)	(56,140)	$2,214,035	54,706

Year ended December 31, 2015
Class 1	$1,314,853	26,814	$1,729,526	36,549	$(1,566,420)	(31,547)	$1,477,959	31,816
Class 2	145,682	2,979	2,183,497	46,507	(1,808,597)	(36,727)	520,582	12,759
Class 3	517	9	27,807	587	(26,339)	(533)	1,985	63
Class 4	400,638	8,616	12,432	270	(15,657)	(325)	397,413	8,561

Total net increase (decrease)	$1,861,690	38,418	$3,953,262	83,913	$(3,417,013)	(69,132)	$2,397,939	53,199

International Growth and Income Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$105,994	7,226	$26,726	1,853	$ (5,982)	(396)	$126,738	8,683
Class 2	17,101	1,182	7,312	508	(30,910)	(2,088)	(6,497)	(398)
Class 4	8,076	551	1,044	73	(3,762)	(258)	5,358	366

Total net increase (decrease)	$131,171	8,959	$35,082	2,434	$(40,654)	(2,742)	$125,599	8,651

Year ended December 31, 2015
Class 1	$ 15,184	932	$33,215	2,124	$ (9,326)	(556)	$39,073	2,500
Class 2	42,188	2,495	11,279	722	(19,855)	(1,216)	33,612	2,001
Class 4	17,667	1,083	1,248	81	(3,033)	(190)	15,882	974

Total net increase (decrease)	$ 75,039	4,510	$45,742	2,927	$(32,214)	(1,962)	$88,567	5,475

See end of tables for footnote.

American Funds Insurance Series	185

Capital Income Builder

	Sales*		Reinvestments of dividends				Repurchases*		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$ 95,122	9,946	$4,372		458		$(23,129)	(2,439)	$ 76,365	7,965
Class 2	144	15	2		–		(2)	–	144	15
Class 4	113,152	11,813	6,657		699		(20,474)	(2,162)	99,335	10,350

Total net increase (decrease)	$208,418	21,774	$11,031		1,157		$(43,605)	(4,601)	$175,844	18,330

Year ended December 31, 2015
Class 1	$ 61,778	6,412	$1,286		136		$(1,229)	(132)	$ 61,835	6,416
Class 2	–	–	–	†	–	†	–	–	– †	–†
Class 4	111,713	11,396	3,002		315		(5,308)	(549)	109,407	11,162

Total net increase (decrease)	$173,491	17,808	$4,288		451		$(6,537)	(681)	$171,242	17,578

Asset Allocation Fund
	Sales*		Reinvestments of dividends and distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$1,419,998	67,404	$510,045		24,119		$ (436,287)	(20,771)	$1,493,756	70,752
Class 2	190,550	9,074	201,323		9,626		(504,479)	(24,294)	(112,606)	(5,594)
Class 3	672	32	1,439		68		(4,926)	(233)	(2,815)	(133)
Class 4	385,933	18,332	100,264		4,812		(163,695)	(7,917)	322,502	15,227

Total net increase (decrease)	$1,997,153	94,842	$813,071		38,625		$(1,109,387)	(53,215)	$1,700,837	80,252

Year ended December 31, 2015
Class 1	$1,535,220	71,399	$1,095,859		52,092		$(2,848,179)	(133,856)	$ (217,100)	(10,365)
Class 2	124,804	5,833	461,066		22,110		(682,572)	(32,022)	(96,702)	(4,079)
Class 3	856	40	3,331		159		(4,803)	(223)	(616)	(24)
Class 4	2,429,290	115,496	40,855		1,991		(12,761)	(607)	2,457,384	116,880

Total net increase (decrease)	$4,090,170	192,768	$1,601,111		76,352		$(3,548,315)	(166,708)	$2,142,966	102,412

Global Balanced Fund
	Sales*		Reinvestments of dividends and distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$20,046	1,826	$939		85		$ (6,690)	(590)	$14,295	1,321
Class 2	22,939	2,066	2,226		201		(22,938)	(2,086)	2,227	181
Class 4	9,506	864	121		11		(652)	(59)	8,975	816

Total net increase (decrease)	$52,491	4,756	$3,286		297		$(30,280)	(2,735)	$25,497	2,318

Year ended December 31, 2015
Class 1	$16,784	1,513	$1,201		111		$ (5,668)	(512)	$ 12,317	1,112
Class 2	15,210	1,360	4,161		386		(21,309)	(1,924)	(1,938)	(178)
Class 4	659	60	9		1		(1)	– †	667	61

Total net increase (decrease)	$32,653	2,933	$5,371		498		$(26,978)	(2,436)	$11,046	995

186	American Funds Insurance Series

Bond Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$1,345,167	121,199	$148,075	13,631	$(420,052)	(38,234)	$1,073,190	96,596
Class 2	144,585	13,214	82,041	7,631	(444,145)	(40,888)	(217,519)	(20,043)
Class 4	57,784	5,273	1,763	164	(16,674)	(1,523)	42,873	3,914

Total net increase (decrease)	$1,547,536	139,686	$231,879	21,426	$(880,871)	(80,645)	$ 898,544	80,467

Year ended December 31, 2015
Class 1	$1,036,298	93,861	$213,571	19,839	$(300,859)	(27,378)	$ 949,010	86,322
Class 2	110,070	10,143	157,887	14,830	(551,976)	(50,779)	(284,019)	(25,806)
Class 4	43,727	4,005	1,711	160	(13,279)	(1,216)	32,159	2,949

Total net increase (decrease)	$1,190,095	108,009	$373,169	34,829	$(866,114)	(79,373)	$ 697,150	63,465

Global Bond Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$213,129	18,309	$10,956	974	$(159,412)	(13,652)	$ 64,673	5,631
Class 2	36,347	3,158	8,734	780	(156,676)	(13,741)	(111,595)	(9,803)
Class 4	10,946	954	76	7	(4,634)	(404)	6,388	557

Total net increase (decrease)	$260,422	22,421	$19,766	1,761	$(320,722)	(27,797)	$ (40,534)	(3,615)

Year ended December 31, 2015
Class 1	$165,830	14,553	$33,954	3,037	$(282,448)	(25,245)	$ (82,664)	(7,655)
Class 2	33,635	2,962	36,798	3,309	(158,924)	(14,073)	(88,491)	(7,802)
Class 4	3,452	304	128	12	(1,543)	(134)	2,037	182

Total net increase (decrease)	$202,917	17,819	$70,880	6,358	$(442,915)	(39,452)	$(169,118)	(15,275)

High-Income Bond Fund
	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$ 69,042	6,945	$ 56,592	5,626	$(291,328)	(30,021)	$(165,694)	(17,450)
Class 2	22,831	2,394	47,007	4,738	(116,168)	(11,943)	(46,330)	(4,811)
Class 3	2,650	279	746	74	(3,553)	(365)	(157)	(12)
Class 4	90,979	8,413	1,283	120	(73,640)	(6,754)	18,622	1,779

Total net increase (decrease)	$185,502	18,031	$105,628	10,558	$(484,689)	(49,083)	$(193,559)	(20,494)

Year ended December 31, 2015
Class 1	$223,032	21,529	$ 65,080	6,936	$(148,108)	(14,222)	$ 140,004	14,243
Class 2	32,524	3,169	48,382	5,222	(137,078)	(13,259)	(56,172)	(4,868)
Class 3	2,044	194	742	79	(5,538)	(528)	(2,752)	(255)
Class 4	16,932	1,527	83	8	(16,023)	(1,447)	992	88

Total net increase (decrease)	$274,532	26,419	$114,287	12,245	$(306,747)	(29,456)	$ 82,072	9,208

See end of tables for footnotes.

American Funds Insurance Series	187

Mortgage Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$28,827	2,669	$7,933	749	$(38,385)	(3,569)	$ (1,625)	(151)
Class 2	18,388	1,714	1,683	159	(15,825)	(1,473)	4,246	400
Class 4	14,879	1,395	227	22	(17,844)	(1,676)	(2,738)	(259)

Total net increase (decrease)	$62,094	5,778	$9,843	930	$(72,054)	(6,718)	$ (117)	(10)

Year ended December 31, 2015
Class 1	$41,987	3,898	$7,999	754	$(67,729)	(6,313)	$(17,743)	(1,661)
Class 2	10,830	1,011	1,499	142	(5,502)	(512)	6,827	641
Class 4	15,842	1,482	168	16	(4,875)	(457)	11,135	1,041

Total net increase (decrease)	$68,659	6,391	$9,666	912	$(78,106)	(7,282)	$ 219	21

Ultra-Short Bond Fund
	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$ 15,562	1,382	$–	–	$ (17,527)	(1,556)	$ (1,965)	(174)
Class 2	128,178	11,656	–	–	(133,142)	(12,108)	(4,964)	(452)
Class 3	2,647	238	–	–	(4,768)	(429)	(2,121)	(191)
Class 4	18,372	1,649	–	–	(21,287)	(1,911)	(2,915)	(262)

Total net increase (decrease)	$164,759	14,925	$–	–	$(176,724)	(16,004)	$(11,965)	(1,079)

Year ended December 31, 2015
Class 1	$ 19,088	1,694	$–	–	$ (28,360)	(2,517)	$ (9,272)	(823)
Class 2	133,190	12,075	–	–	(161,001)	(14,591)	(27,811)	(2,516)
Class 3	4,437	398	–	–	(5,921)	(532)	(1,484)	(134)
Class 4	30,215	2,699	–	–	(21,575)	(1,926)	8,640	773

Total net increase (decrease)	$186,930	16,866	$–	–	$(216,857)	(19,566)	$(29,927)	(2,700)

U.S. Government/AAA-Rated Securities Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class 1	$111,564	8,949	$52,411	4,280	$ (89,943)	(7,217)	$ 74,032	6,012
Class 2	65,544	5,287	52,257	4,303	(160,525)	(13,019)	(42,724)	(3,429)
Class 3	1,568	125	368	30	(2,199)	(176)	(263)	(21)
Class 4	58,794	4,745	1,986	163	(48,646)	(3,930)	12,134	978

Total net increase (decrease)	$237,470	19,106	$107,022	8,776	$(301,313)	(24,342)	$ 43,179	3,540

Year ended December 31, 2015
Class 1	$ 70,484	5,630	$37,336	3,026	$(397,508)	(31,768)	$(289,688)	(23,112)
Class 2	24,610	1,988	37,280	3,053	(190,136)	(15,348)	(128,246)	(10,307)
Class 3	1,477	118	266	21	(3,640)	(290)	(1,897)	(151)
Class 4	50,075	4,027	847	69	(25,031)	(2,017)	25,891	2,079

Total net increase (decrease)	$146,646	11,763	$75,729	6,169	$(616,315)	(49,423)	$(393,940)	(31,491)

188	American Funds Insurance Series

Managed Risk Growth Fund

	Sales*			Reinvestments of dividends and distributions				Repurchases*		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$ 492	46		$ 60		6		$ (168)	(16)	$ 384	36
Class P2	63,452	5,983		15,282		1,507		(14,771)	(1,388)	63,963	6,102

Total net increase (decrease)	$63,944	6,029		$15,342		1,513		$(14,939)	(1,404)	$ 64,347	6,138

Year ended December 31, 2015
Class P1	$ 308	27		$ –		–		$ (70)	(6)	$ 238	21
Class P2	74,489	6,445		–		–		(7,945)	(689)	66,544	5,756

Total net increase (decrease)	$74,797	6,472		$ –		–		$ (8,015)	(695)	$ 66,782	5,777

Managed Risk International Fund
	Sales*			Reinvestments of dividends and distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$ 41	4		$ 6		1		$ (53)	(6)	$ (6)	(1)
Class P2	25,545	2,830		3,022		346		(8,610)	(948)	19,957	2,228

Total net increase (decrease)	$ 25,586	2,834		$ 3,028		347		$ (8,663)	(954)	$ 19,951	2,227

Year ended December 31, 2015
Class P1	$ 44	5		$ –	†	–	†	$ – †	– †	$ 44	5
Class P2	46,083	4,510		14		2		(2,628)	(265)	43,469	4,247

Total net increase (decrease)	$ 46,127	4,515		$ 14		2		$ (2,628)	(265)	$ 43,513	4,252

Managed Risk Blue Chip Income and Growth Fund
	Sales*			Reinvestments of dividends and distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$ 60	6		$ 13		1		$ (20)	(2)	$ 53	5
Class P2	139,800	12,424		9,285		848		(10,609)	(952)	138,476	12,320

Total net increase (decrease)	$139,860	12,430		$ 9,298		849		$(10,629)	(954)	$138,529	12,325

Year ended December 31, 2015
Class P1	$ 2	–	†	$ 1		–	†	$ (22)	(1)	$ (19)	(1)
Class P2	70,110	6,160		529		48		(20,979)	(1,845)	49,660	4,363

Total net increase (decrease)	$ 70,112	6,160		$ 530		48		$(21,001)	(1,846)	$ 49,641	4,362

See end of tables for footnotes.

American Funds Insurance Series	189

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$ 746	68	$ 79	7	$ (343)	(31)	$ 482	44
Class P2	41,955	3,864	10,093	964	(13,341)	(1,227)	38,707	3,601

Total net increase (decrease)	$42,701	3,932	$10,172	971	$(13,684)	(1,258)	$39,189	3,645

Year ended December 31, 2015
Class P1	$ 623	53	$ 3	– †	$ (17)	(1)	$ 609	52
Class P2	57,640	4,977	64	6	(7,010)	(604)	50,694	4,379

Total net increase (decrease)	$58,263	5,030	$ 67	6	$(7,027)	(605)	$51,303	4,431

Managed Risk Asset Allocation Fund
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2016
Class P1	$443,537	37,855	$ 45,747	3,957	$ (14,583)	(1,270)	$474,701	40,542
Class P2	369,887	31,502	92,019	7,990	(131,962)	(11,243)	329,944	28,249

Total net increase (decrease)	$813,424	69,357	$137,766	11,947	$(146,545)	(12,513)	$804,645	68,791

Year ended December 31, 2015
Class P1	$452,013	37,546	$ 18,473	1,532	$ (10,594)	(913)	$459,892	38,165
Class P2	355,940	29,485	68,001	5,622	(161,379)	(13,400)	262,562	21,707

Total net increase (decrease)	$807,953	67,031	$ 86,474	7,154	$(171,973)	(14,313)	$722,454	59,872

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2016 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,328,598	$1,212,532	$5,305,088	$2,155,313	$947,952	$2,465,937
Sales of investment securities*	1,690,748	1,227,514	7,793,726	2,298,365	777,913	2,175,803
Non-U.S. taxes paid on dividend income	5,023	1,690	2,942	8,720	2,199	67
Non-U.S. taxes paid on interest income	–	–	–	4	69	–
Non-U.S. taxes paid on realized gains	–	–	–	990	727	–
Non-U.S. taxes provided on unrealized gains	242	33	–	267	194	–
Dividends from affiliated issuers	–	128	2,166	–	–	–
Net realized (loss) gain from affiliated issuers	–	(16,988)	45,373	–	–	–

190	American Funds Insurance Series

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund		Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$1,099,788	$5,791,793	$434,541		$298,814	$14,470,723	$137,793
Sales of investment securities*	982,714	6,476,464	309,397		148,547	13,677,192	130,358
Non-U.S. taxes paid on dividend income	2,287	1,433	2,631		331	3,926	163
Non-U.S. taxes paid on interest income	–	–	34		–	–	9
Non-U.S. taxes paid on realized gains	8	–	2		–	–	5
Non-U.S. taxes provided on unrealized gains	70	122	25		–	108	3

	Bond Fund	Global Bond Fund	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$30,989,482	$3,030,346	$1,443,624		$2,384,131	$15,000	$9,089,706
Sales of investment securities*	30,056,008	2,928,902	1,536,214		2,375,674	15,000	9,325,556
Non-U.S. taxes paid on dividend income	–	–	–	†	–	–	–
Non-U.S. taxes paid on interest income	98	198	13		–	–	–
Non-U.S. taxes paid on realized gains	69	119	–		–	–	–
Non-U.S. taxes provided on unrealized gains	10	188	5		–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$76,267	$40,452	$150,571		$56,720	$761,257
Sales of investment securities*	23,369	21,680	17,547		18,702	77,327
Non-U.S. taxes paid on dividend income	–	–	–		–	–
Dividends from affiliated issuers	1,785	1,447	5,221		2,411	57,654
Net realized (loss) gain from affiliated issuers	(4,648)	(5,472)	(1,377)		(3,198)	2,977

*Excludes short-term securities and U.S. government obligations, if any.

†Amount less than one thousand.

11. Ownership concentration

At December 31, 2016, CRMC held aggregate ownership of 12% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when the fund began operations. In addition, American Funds Insurance Series -Portfolio Series - Managed Risk Global Allocation Portfolio and American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 13% and 33% of the outstanding shares of Global Balanced Fund and Capital Income Builder, respectively.

American Funds Insurance Series	191

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/16	$26.39	$.25	$(.14)	$.11	$(.29)	$(2.16)	$(2.45)	$24.05	.87%	$1,630		.56%		1.00%
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
12/31/14	30.11	.31 [2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08 [2]
12/31/13	23.58	.31	6.62	6.93	(.40)	–	(.40)	30.11	29.51	1,508		.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	–	(.26)	23.58	22.89	1,466		.56		1.38
Class 2:
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/14	29.92	.24 [2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85 [2]
12/31/13	23.44	.24	6.58	6.82	(.34)	–	(.34)	29.92	29.18	4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	–	(.20)	23.44	22.56	3,723		.81		1.13
Class 4:
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/14	30.07	.07 [2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26 [2]
12/31/13	23.58	.13	6.77	6.90	(.41)	–	(.41)	30.07	29.36	1		1.06		.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	–	(.25)	23.58	1.27 [5,6]	—	[7]	.02	[5,6]	.04 [5,6]

Global Small Capitalization Fund

Class 1:
12/31/16	$24.41	$.12	$.17	$.29	$(.11)	$(4.35)	$(4.46)	$20.24	2.35%	$1,532		.74%		.57%
12/31/15	26.09	.04	.36	.40	–	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	–	(.21)	25.69	28.60	1,241		.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	–	(.30)	20.16	18.51	1,019		.75		.46
Class 2:
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/15	25.64	(.03)	.37	.34	–	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	–	(.20)	25.25	28.28	2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	–	(.25)	19.86	18.18	2,603		1.00		.20
Class 4:
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	–	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	–	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	–	(.07)	20.16	2.80 [5,6]	—	[7]	.04	[5,6]	.04 [5,6]

192	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/16	$68.02	$.67		$5.40	$6.07	$(.67)	$(6.13)	$(6.80)	$67.29	9.77%	$6,931		.35%		1.03%
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796		.35		.87
12/31/14	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118		.35		1.12	[2]
12/31/13	60.90	.64		17.84	18.48	(.84)	–	(.84)	78.54	30.43	7,003		.35		.93
12/31/12	52.07	.63		8.83	9.46	(.63)	–	(.63)	60.90	18.19	7,116		.35		1.10
Class 2:
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978		.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414		.60		.62
12/31/14	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413		.60		.87	[2]
12/31/13	60.45	.47		17.68	18.15	(.66)	–	(.66)	77.94	30.11	16,334		.60		.68
12/31/12	51.68	.47		8.77	9.24	(.47)	–	(.47)	60.45	17.89	14,911		.60		.83
Class 3:
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183		.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194		.53		.69
12/31/14	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208		.53		.94	[2]
12/31/13	60.97	.52		17.84	18.36	(.71)	–	(.71)	78.62	30.20	216		.53		.75
12/31/12	52.13	.53		8.83	9.36	(.52)	–	(.52)	60.97	17.97	189		.53		.92
Class 4:
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458		.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394		.85		.42
12/31/14	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24		.85		.47	[2]
12/31/13	60.90	.29		17.90	18.19	(.77)	–	(.77)	78.32	29.96	5		.85		.40
12/31/12[3,4]	60.55	.03		.78	.81	(.46)	–	(.46)	60.90	1.33 [5,6]	—	[7]	.02	[5,6]	.05	[5,6]

International Fund

Class 1:
12/31/16	$18.08	$.27		$.30	$.57	$(.28)	$(1.55)	$(1.83)	$16.82	3.78%	$3,652		.54%		1.57%
12/31/15	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427		.54		1.41
12/31/14	21.22	.30		(.81)	(.51)	(.36)	–	(.36)	20.35	(2.41)	3,282		.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	–	(.32)	21.22	21.91	3,324		.54		1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	–	(.30)	17.68	18.21	3,618		.54		1.81
Class 2:
12/31/16	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710		.79		1.35
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978		.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	–	(.30)	20.29	(2.65)	4,374		.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	–	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	–	(.25)	17.62	17.91	5,465		.79		1.57
Class 3:
12/31/16	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27		.72		1.42
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32		.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	–	(.31)	20.38	(2.56)	38		.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	–	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	–	(.27)	17.70	17.97	44		.72		1.65
Class 4:
12/31/16	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66		1.04		1.03
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46		1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	–	(.32)	20.23	(2.88)	18		1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	–	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[3,4]	17.79	.01		.16	.17	(.28)	–	(.28)	17.68	.98 [5,6]	—	[7]	.02	[5,6]	.05	[5,6]
See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
12/31/16	$18.87	$.24		$.81	$1.05	$(.20)	$–	$(.20)	$19.72	5.59%	$1,743		.78%		1.25%
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[2]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	–	(.28)	22.93	18.13	1,140		.79		1.54
Class 2:
12/31/16	18.71	.19		.79	.98	(.15)	–	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[2]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	–	(.22)	22.75	17.82	1,378		1.04		1.31
Class 4:
12/31/16	18.69	.14		.80	.94	(.12)	–	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[2]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[3,4]	22.83	.01		.35	.36	(.26)	–	(.26)	22.93	1.58 [5,6]	—	[7]	.04	[5,6]	.04	[5,6]

Blue Chip Income and Growth Fund

Class 1:
12/31/16	$12.62	$.31		$1.97	$2.28	$(.29)	$(1.08)	$(1.37)	$13.53	19.06%	$5,099		.41%		2.39%
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/14	13.12	.46	[2]	1.59	2.05	(.48)	–	(.48)	14.69	15.69	3,542		.42		3.31	[2]
12/31/13	10.05	.27		3.06	3.33	(.26)	–	(.26)	13.12	33.26	2,814		.42		2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	–	(.23)	10.05	14.18	1,357		.43		2.41
Class 2:
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/14	13.02	.44	[2]	1.55	1.99	(.44)	–	(.44)	14.57	15.36	3,722		.67		3.14	[2]
12/31/13	9.97	.23		3.05	3.28	(.23)	–	(.23)	13.02	33.00	3,755		.67		2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	–	(.20)	9.97	13.88	3,382		.68		2.17
Class 4:
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/14	13.12	.34	[2]	1.63	1.97	(.46)	–	(.46)	14.63	15.13	9		.92		2.33	[2]
12/31/13	10.05	.18		3.15	3.33	(.26)	–	(.26)	13.12	33.27	—	[7]	.86		1.39
12/31/12[3,4]	10.20	.01		.03	.04	(.19)	–	(.19)	10.05	.38 [5,6]	—	[7]	.02	[5,6]	.10	[5,6]

194	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
12/31/16	$12.35	$.33		$.61	$.94	$(.27)	$–	$(.27)	$13.02	7.61%	$571		.63%		2.58%
12/31/15	12.78	.26		(.40)	(.14)	(.29)	–	(.29)	12.35	(1.14)	293		.64		2.04
12/31/14	12.53	.43	[2]	.31	.74	(.49)	–	(.49)	12.78	6.00	200		.63		3.34	[2]
12/31/13	10.56	.39		2.00	2.39	(.42)	–	(.42)	12.53	22.81	206		.62		3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	–	(.28)	10.56	17.93	180		.62		2.56
Class 2:
12/31/16	12.33	.23		.67	.90	(.23)	–	(.23)	13.00	7.34	1,405		.88		1.85
12/31/15	12.75	.24		(.41)	(.17)	(.25)	–	(.25)	12.33	(1.34)	1,479		.89		1.84
12/31/14	12.51	.41	[2]	.29	.70	(.46)	–	(.46)	12.75	5.64	1,685		.88		3.22	[2]
12/31/13	10.54	.36		2.00	2.36	(.39)	–	(.39)	12.51	22.54	1,822		.87		3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	–	(.26)	10.54	17.56	1,837		.87		2.31
Class 4:
12/31/16	12.26	.20		.66	.86	(.23)	–	(.23)	12.89	7.04	16		1.13		1.56
12/31/15	12.71	.19		(.39)	(.20)	(.25)	–	(.25)	12.26	(1.60)	5		1.14		1.46
12/31/14	12.50	.30	[2]	.37	.67	(.46)	–	(.46)	12.71	5.41	1		1.13		2.30	[2]
12/31/13	10.55	.28		2.09	2.37	(.42)	–	(.42)	12.50	22.60	1		1.12		2.27
12/31/12[3,4]	10.64	.01		.13	.14	(.23)	–	(.23)	10.55	1.27 [5,6]	—	[7]	.03	[5,6]	.08	[5,6]

Growth-Income Fund

Class 1:
12/31/16	$45.40	$.79		$4.09	$4.88	$(.75)	$(5.12)	$(5.87)	$44.41	11.80%	$12,588		.29%		1.79%
12/31/15	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747		.29		1.59
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812		.29		1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	–	(.73)	50.72	33.82	9,857		.29		1.49
12/31/12	33.27	.66		5.25	5.91	(.70)	–	(.70)	38.48	17.79	9,782		.29		1.79
Class 2:
12/31/16	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854		.54		1.54
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895		.54		1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337		.54		1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	–	(.62)	50.40	33.50	14,980		.54		1.25
12/31/12	33.07	.56		5.22	5.78	(.61)	–	(.61)	38.24	17.48	13,403		.54		1.53
Class 3:
12/31/16	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156		.47		1.61
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161		.47		1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185		.47		1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	–	(.65)	50.77	33.58	193		.47		1.32
12/31/12	33.30	.59		5.26	5.85	(.63)	–	(.63)	38.52	17.59	168		.47		1.60
Class 4:
12/31/16	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495		.79		1.29
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410		.79		1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30		.79		1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	–	(.69)	50.56	33.32	3		.79		.96
12/31/12[3,4]	38.65	.01		.39	.40	(.58)	–	(.58)	38.47	1.02 [5,6]	—	[7]	.01	[5,6]	.03	[5,6]

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/16	$14.72	$.43		$(.19)	$.24	$(.42)	$(.06)	$(.48)	$14.48	1.71%	$820		.68%		2.93%
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707		.68		2.60
12/31/14	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740		.68		3.32	[2]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
12/31/12	13.40	.37		1.89	2.26	(.37)	–	(.37)	15.29	16.84	203		.74		2.50
Class 2:
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254		.93		2.32
12/31/14	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21	[2]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
12/31/12	13.37	.40		1.81	2.21	(.33)	–	(.33)	15.25	16.50	225		.99		2.77
Class 4:
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[2]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[3,4]	15.56	.01		.09	.10	(.37)	–	(.37)	15.29	.62 [5,6]	–	[7]	.04	[5,6]	.07	[5,6]

Capital Income Builder

Class 1:
12/31/16	$9.40	$.32		$.07	$.39	$(.33)	$–	$(.33)	$9.46	4.17%	$156		.54%		3.39%
12/31/15	9.81	.28		(.40)	(.12)	(.29)	–	(.29)	9.40	(1.23)	80		.56		2.88
12/31/14[3,8]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20		.56	[9]	2.87	[9]
Class 2:
12/31/16	9.40	.27		.11	.38	(.32)	–	(.32)	9.46	4.08	–	[7]	.80		2.82
12/31/15	9.81	.31		(.43)	(.12)	(.29)	–	(.29)	9.40	(1.23)[6]	–	[7]	.46	[6]	3.12	[6]
12/31/14[3,8]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,6]	–	[7]	.47	[6,9]	2.94	[6,9]
Class 4:
12/31/16	9.38	.27		.08	.35	(.28)	–	(.28)	9.45	3.78	256		1.04		2.88
12/31/15	9.80	.25		(.42)	(.17)	(.25)	–	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[3,8]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[9]	2.08	[9]

196	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/16	$20.62	$.42		$1.54	$1.96	$(.39)	$(.51)	$(.90)	$21.68	9.69%	$13,008		.29%		1.97%
12/31/15	22.23	.40		(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
12/31/14	22.49	.44		.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
12/31/13	18.43	.35		4.07	4.42	(.36)	–	(.36)	22.49	24.04	10,515		.31		1.71
12/31/12	16.17	.37		2.28	2.65	(.39)	–	(.39)	18.43	16.44	7,199		.31		2.11
Class 2:
12/31/16	20.45	.36		1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/15	22.06	.34		(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	–	(.31)	22.33	23.69	5,760		.56		1.47
12/31/12	16.06	.33		2.27	2.60	(.35)	–	(.35)	18.31	16.19	5,225		.56		1.86
Class 3:
12/31/16	20.64	.38		1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/15	22.25	.36		(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	–	(.32)	22.51	23.81	42		.49		1.54
12/31/12	16.18	.34		2.29	2.63	(.36)	–	(.36)	18.45	16.28	38		.49		1.93
Class 4:
12/31/16	20.40	.31		1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/15	22.11	.30		(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	–	(.36)	22.46	23.89	1		.79		1.22
12/31/12[3,4]	18.52	.01		.21	.22	(.31)	–	(.31)	18.43	1.17 [5,6]	–	[7]	.01	[5,6]	.08	[5,6]

Global Balanced Fund

Class 1:
12/31/16	$10.74	$.19		$.32	$.51	$(.17)	$–	$(.17)	$11.08	4.73%	$64		.72%		1.73%
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/14	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
12/31/12	9.35	.20		.98	1.18	(.19)	–	(.19)	10.34	12.58	32		.72		2.00
Class 2:
12/31/16	10.72	.16		.32	.48	(.14)	–	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
12/31/12	9.35	.17		.97	1.14	(.16)	–	(.16)	10.33	12.24	119		.97		1.76
Class 4:
12/31/16	10.69	.12		.33	.45	(.14)	–	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [6]	–	[7]	.67	[6]	2.07	[2,6]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [6]	–	[7]	.71	[6]	1.98	[6]
12/31/12[3,4]	10.47	.01		.03	.04	(.18)	–	(.18)	10.33	.40 [5,6]	–	[7]	.03	[5,6]	.05	[5,6]

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Bond Fund

Class 1:
12/31/16	$10.70	$.21	$.14	$.35	$(.21)	$(.04)	$(.25)	$10.80	3.27%	$6,829		.38%		1.91%
12/31/15	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/14	10.73	.23	.37	.60	(.25)	– [10]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
12/31/12	10.99	.25	.36	.61	(.31)	–	(.31)	11.29	5.58	3,917		.39		2.23
Class 2:
12/31/16	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20	.36	.56	(.22)	– [10]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	–	(.28)	11.17	5.37	5,044		.64		1.97
Class 4:
12/31/16	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16	(.16)	–	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16	.39	.55	(.23)	– [10]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	–	(.25)	11.29	(.04)[5,6]	–	[7]	.02	[5,6]	.10	[5,6]

Global Bond Fund

Class 1:
12/31/16	$11.01	$.26	$.06	$.32	$(.09)	$(.02)	$(.11)	$11.22	2.92%	$1,115		.57%		2.26%
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	–	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
Class 2:
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	–	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
Class 4:
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	– [10]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	–	(.14)	(.14)	11.87	(2.41)	–	[7]	.79		2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	–	(.19)	12.31	(.28)[5,6]	–	[7]	.02	[5,6]	.11	[5,6]

198	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/16	$9.19	$.61		$1.02	$1.63	$(.64)	$–	$(.64)	$10.18	17.83%	$949		.49%		6.18%
12/31/15	10.54	.64		(1.36)	(.72)	(.63)	–	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/14	11.13	.67		(.59)	.08	(.67)	–	(.67)	10.54	.80	1,017		.48		5.90
12/31/13	11.16	.75		.01	.76	(.79)	–	(.79)	11.13	6.89	856		.48		6.54
12/31/12	10.54	.81		.64	1.45	(.83)	–	(.83)	11.16	13.90	894		.48		7.25
Class 2:
12/31/16	9.06	.58		1.01	1.59	(.61)	–	(.61)	10.04	17.69	799		.74		5.92
12/31/15	10.41	.60		(1.35)	(.75)	(.60)	–	(.60)	9.06	(7.30)	765		.73		5.85
12/31/14	10.99	.63		(.57)	.06	(.64)	–	(.64)	10.41	.63	929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	–	(.76)	10.99	6.60	1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	–	(.80)	11.03	13.70	1,135		.73		7.00
Class 3:
12/31/16	9.22	.59		1.03	1.62	(.62)	–	(.62)	10.22	17.68	13		.67		5.99
12/31/15	10.57	.62		(1.37)	(.75)	(.60)	–	(.60)	9.22	(7.13)	12		.66		5.91
12/31/14	11.16	.65		(.59)	.06	(.65)	–	(.65)	10.57	.59	16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	–	(.77)	11.16	6.77	19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	–	(.81)	11.18	13.67	21		.66		7.07
Class 4:
12/31/16	9.73	.60		1.07	1.67	(.61)	–	(.61)	10.79	17.29	21		.99		5.55
12/31/15	11.05	.62		(1.43)	(.81)	(.51)	–	(.51)	9.73	(7.42)	1		.98		5.51
12/31/14	11.12	.63		(.59)	.04	(.11)	–	(.11)	11.05	.35	–	[7]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	–	(.79)	11.12	6.81	–	[7]	.93		5.82
12/31/12[3,4]	11.80	.04		– [10]	.04	(.68)	–	(.68)	11.16	.34 [5,6]	–	[7]	.02	[5,6]	.35 [5,6]

Mortgage Fund

Class 1:
12/31/16	$10.61	$.15		$.11	$.26	$(.20)	$(.11)	$(.31)	$10.56	2.50%	$269		.46%		1.39%
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	–	(.10)	10.70	5.54	292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87		.45		.08
Class 2:
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	–	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	–	[10]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49		.70		(.16)
Class 4:
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	–	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[6]	–	[7]	.38	[6]	.23 [6]
12/31/12[3,4]	10.60	–	[10]	.01	.01	(.06)	(.08)	(.14)	10.47	.09 [5,6]	–	[7]	.02	[5,6]	.04 [5,6]

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/16[11]	$11.26	$.01	$–	[10]	$.01	$11.27	.09%	$37		.35%		.11%
12/31/15	11.28	(.03)	.01		(.02)	11.26	(.18)	39		.34		(.24)
12/31/14	11.31	(.03)	–		(.03)	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	–	[10]	(.03)	11.31	(.27)	57		.34		(.24)
12/31/12	11.36	(.03)	.01		(.02)	11.34	(.18)	66		.34		(.22)
Class 2:
12/31/16[11]	11.01	(.02)	–	[10]	(.02)	10.99	(.18)	297		.60		(.14)
12/31/15	11.06	(.05)	–	[10]	(.05)	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	–		(.06)	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	–	[10]	(.05)	11.12	(.45)	395		.59		(.49)
12/31/12	11.22	(.05)	–	[10]	(.05)	11.17	(.45)	459		.59		(.47)
Class 3:
12/31/16[11]	11.11	(.01)	–	[10]	(.01)	11.10	(.09)	4		.53		(.08)
12/31/15	11.16	(.05)	–	[10]	(.05)	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	–		(.05)	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	–	[10]	(.05)	11.21	(.44)	8		.52		(.42)
12/31/12	11.30	(.05)	.01		(.04)	11.26	(.35)	11		.52		(.40)
Class 4:
12/31/16[11]	11.17	(.04)	(.01)		(.05)	11.12	(.45)	13		.85		(.40)
12/31/15	11.25	(.08)	–	[10]	(.08)	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	–	[10]	(.04)	11.30	(.35)[6]	–	[7]	.37	[6]	(.32)[6]
12/31/12[3,4]	11.34	– [10]	–	[10]	– [10]	11.34	.00 [5,6]	–	[7]	.02	[5,6]	(.01)[5,6]

200	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average Net asset		Ratio of net income (loss) to average Net asset

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/16	$12.31	$.16	$.03	$.19	$(.20)	$(.25)	$(.45)	$12.05	1.44%	$1,467		.36%		1.31%
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	–	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.75
Class 2:
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	–	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.50
Class 3:
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	–	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.58
Class 4:
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	–	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	–	[7]	.84		.68
12/31/12[3,4]	12.88	.01	(.01)	–	(.13)	–	(.13)	12.75	(.01)[5,6]	–	[7]	.02	[5,6]	.05	[5,6]

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized).	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[12]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[12]		Net effective expense ratio[12,13]		Ratio of net income to average net assets[12]

Managed Risk Growth Fund

Class P1:
12/31/16	$11.49	$.08	$.20	$.28	$(.05)	$(1.01)	$(1.06)	$10.71	2.89%[6]		$1		.50%[6]		.34%[6]		.68%[6]		.79%[6]
12/31/15	11.37	.09	.03	.12	–	–	–	11.49	1.06	[6]	–	[7]	.53	[6]	.29	[6]	.63	[6]	.80	[6]
12/31/14	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[6]	–	[7]	.50	[6]	.32	[6]	.65	[6]	2.71	[6]
12/31/13[3,14]	10.00	.12	1.38	1.50	(.07)	–	(.07)	11.43	15.05	[5,6]	–	[7]	.88	[6,9]	.25	[6,9]	.58	[6,9]	1.64	[6,9]
Class P2:
12/31/16	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04	.04	.08	–	–	–	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,14]	10.00	.12	1.37	1.49	(.06)	–	(.06)	11.43	14.94	[5,6]	28		1.05	[6,9]	.52	[6,9]	.85	[6,9]	1.69	[6,9]

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)		Distributions (from capital gains)	Total dividends and distributions		Net asset value, end of period	Total return[12]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[12]		Net effective expense ratio[12],[13]		Ratio of net income to average net assets[12]

Managed Risk International Fund

Class P1:
12/31/16	$9.48	$.10	$(.35)	$(.25)	$(.12)		$(.22)	$(.34)		$8.89	(2.59)%[6]		$–	[7]	.39%[6]		.23%[6]		.74%[6]		1.15%[6]
12/31/15	10.10	.18	(.80)	(.62)	–	[10]	–	–	[10]	9.48	(6.12)	[6]	–	[7]	.45	[6]	.21	[6]	.72	[6]	1.75	[6]
12/31/14	10.82	.14	(.71)	(.57)	(.15)		–	(.15)		10.10	(5.31)	[6]	–	[7]	.50	[6]	.25	[6]	.76	[6]	1.33	[6]
12/31/13[3,14]	10.00	.13	.78	.91	(.09)		–	(.09)		10.82	9.08	[5,6]	–	[7]	1.05	[6,9]	.23	[6,9]	.73	[6,9]	1.92	[6,9]
Class P2:
12/31/16	9.43	.09	(.38)	(.29)	(.09)		(.22)	(.31)		8.83	(3.05)		97		.79		.63		1.14		.97
12/31/15	10.09	.13	(.79)	(.66)	–	[10]	–	–	[10]	9.43	(6.52)		83		.90		.66		1.17		1.30
12/31/14	10.82	.16	(.77)	(.61)	(.12)		–	(.12)		10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[3,14]	10.00	.18	.72	.90	(.08)		–	(.08)		10.82	8.99	[5,6]	17		1.19	[6,9]	.44	[6,9]	.94	[6,9]	2.66	[6,9]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/16	$10.80	$.20	$1.25	$1.45	$(.21)		$(.37)	$(.58)		$11.67	13.77%[6]		$–	[7]	.43%[6]		.27%[6]		.67%[6]		1.83%[6]
12/31/15	11.70	.19	(1.02)	(.83)	(.07)		–	(.07)		10.80	(7.07)	[6]	–	[7]	.50	[6]	.27	[6]	.66	[6]	1.64	[6]
12/31/14	11.05	.40	.55	.95	(.30)		–	(.30)		11.70	8.58	[6]	–	[7]	.50	[6]	.31	[6]	.70	[6]	3.43	[6]
12/31/13[3,14]	10.00	.20	1.01	1.21	(.16)		–	(.16)		11.05	12.16	[5,6]	–	[7]	.84	[6,9]	.24	[6,9]	.64	[6,9]	2.80	[6,9]
Class P2:
12/31/16	10.76	.23	1.18	1.41	(.19)		(.37)	(.56)		11.61	13.39		291		.79		.63		1.03		2.04
12/31/15	11.67	.18	(1.05)	(.87)	(.04)		–	(.04)		10.76	(7.43)		137		.89		.66		1.05		1.57
12/31/14	11.05	.50	.40	.90	(.28)		–	(.28)		11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[3,14]	10.00	.28	.92	1.20	(.15)		–	(.15)		11.05	12.05	[5,6]	26		1.04	[6,9]	.54	[6,9]	.94	[6,9]	3.91	[6,9]

Managed Risk Growth-Income Fund

Class P1:
12/31/16	$11.25	$.16	$.52	$.68	$(.16)		$(.70)	$(.86)		$11.07	6.49%[6]		$1		.52%[6]		.36%[6]		.64%[6]		1.46%[6]
12/31/15	11.67	.25	(.63)	(.38)	(.04)		–	(.04)		11.25	(3.27)	[6]	1		.56	[6]	.31	[6]	.59	[6]	2.17	[6]
12/31/14	11.50	.35	.21	.56	(.14)		(.25)	(.39)		11.67	4.85	[6]	–	[7]	.45	[6]	.25	[6]	.52	[6]	2.94	[6]
12/31/13[3,14]	10.00	.14	1.47	1.61	(.11)		–	(.11)		11.50	16.15	[5,6]	–	[7]	.92	[6,9]	.23	[6,9]	.50	[6,9]	2.01	[6,9]
Class P2:
12/31/16	11.22	.12	.52	.64	(.14)		(.70)	(.84)		11.02	6.08		160		.79		.63		.91		1.13
12/31/15	11.65	.12	(.54)	(.42)	(.01)		–	(.01)		11.22	(3.64)		122		.89		.66		.94		1.04
12/31/14	11.50	.16	.35	.51	(.11)		(.25)	(.36)		11.65	4.42		76		.87		.69		.96		1.38
12/31/13[3,14]	10.00	.20	1.40	1.60	(.10)		–	(.10)		11.50	16.04	[5,6]	24		1.09	[6,9]	.50	[6,9]	.77	[6,9]	2.73	[6,9]

Managed Risk Asset Allocation Fund

Class P1:
12/31/16	$11.72	$.19	$.67	$.86	$(.19)		$(.37)	$(.56)		$12.02	7.57%		$1,217		.43%		.38%		.66%		1.65%
12/31/15	12.29	.25	(.34)	(.09)	(.22)		(.26)	(.48)		11.72	(.83)		712		.54		.40		.68		2.06
12/31/14	11.93	.13	.26	.39	(.03)		–	(.03)		12.29	3.24		277		.53		.48		.76		1.04
12/31/13	9.99	.27	1.81	2.08	(.14)		–	(.14)		11.93	20.82	[6]	112		.55	[6]	.47	[6]	.75	[6]	2.37	[6]
12/31/12[3,15]	10.00	.15	(.03)	.12	(.13)		–	(.13)		9.99	1.24	[5,6]	–	[7]	.15	[6,9]	.07	[6,9]	.37	[6,9]	1.72	[6,9]
Class P2:
12/31/16	11.71	.14	.69	.83	(.16)		(.37)	(.53)		12.01	7.27		2,342		.68		.63		.91		1.20
12/31/15	12.27	.14	(.26)	(.12)	(.18)		(.26)	(.44)		11.71	(1.07)		1,953		.79		.66		.94		1.16
12/31/14	11.93	.16	.19	.35	(.01)		–	(.01)		12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)		–	(.11)		11.93	20.58	[6]	795		.80	[6]	.73	[6]	1.01	[6]	2.43	[6]
12/31/12[3,15]	10.00	.17	(.05)	.12	(.13)		–	(.13)		9.99	1.21	[5,6]	–	[7]	.24	[6,9]	.11	[6,9]	.41	[6,9]	2.38	[6,9]

202	American Funds Insurance Series

Portfolio turnover rate for all share classes including mortgage dollar roll[17]	Period ended December 31
	2016	2015	2014	2013		2012
Global Growth Fund	27%	29%	22%	39%		22%
Global Small Capitalization Fund	40	36	28	36		40
Growth Fund	26	20	29	19		21
International Fund	31	37	18	21		29
New World Fund	32	39	36	43		32
Blue Chip Income and Growth Fund	30	26	37	30		36
Global Growth and Income Fund	57	37	28	31		30
Growth-Income Fund	27	25	25	19		25
International Growth and Income Fund	32	35	34	34		31
Capital Income Builder Fund	53	128	35 [5,8]
Asset Allocation Fund	83	76	88	74		61
Global Balanced Fund	65	76	73	81		80
Bond Fund	375	434	365	354		253
Global Bond Fund	154	159	200	213		160
High-Income Bond Fund	89	66	54	64		48
Mortgage Fund	713	1103	790	715		444
Ultra-Short Bond Fund	300 [5,11]
U.S. Government/AAA-Rated Securities Fund	539	901	387	621		447
Managed Risk Growth Fund	15	16	22	10	[5,14]
Managed Risk International Fund	26	15	22	6	[5,14]
Managed Risk Blue Chip Income and Growth Fund	9	20	22	3	[5,14]
Managed Risk Growth-Income Fund	14	11	28	2	[5,14]
Managed Risk Asset Allocation Fund	3	3	3	3		–	[5,15,16]

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[17]	Period ended December 31
	2016	2015	2014	2013		2012
Capital Income Builder	41%	38%	24%[5,8]
Asset Allocation Fund	43	28	42
Global Balanced Fund	43	36	40
Bond Fund	108	141	121	Not available
Global Bond Fund	70	88	134
Mortgage Fund	113	138	108
U.S. Government/AAA-Rated Securities Fund	273	352	88

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Not annualized.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	Amount less than $.01.
[11]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[12]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[13]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented, which is unaudited. See Expense Example for further information regarding fees and expenses.
[14]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[15]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[16]	Amount less than 1%.
[17]	Refer to Note 5 for further information on mortgage dollar rolls.

American Funds Insurance Series	203

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/ AAA-Rated Securities Fund, Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2016, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

February 7, 2017

204	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses.Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2016, through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	205

	Beginning account value 7/1/2016	Ending account value 12/31/2016	Expenses paid during period[1]	Annualized expense ratio

Global Growth Fund
Class 1 – actual return	$1,000.00	$1,043.29	$2.88	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,041.89	4.17	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	1,040.54	5.45	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06

Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,064.44	$3.85	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,063.40	5.15	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,061.80	6.44	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24

Growth Fund
Class 1 – actual return	$1,000.00	$1,085.86	$1.84	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 – actual return	1,000.00	1,084.57	3.15	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,084.95	2.79	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,083.21	4.46	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85

International Fund
Class 1 – actual return	$1,000.00	$1,049.11	$2.84	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,047.65	4.08	.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 3 – actual return	1,000.00	1,047.94	3.77	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	1,046.06	5.42	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05

New World Fund
Class 1 – actual return	$1,000.00	$1,031.34	$3.94	.77%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,029.45	5.22	1.02
Class 2 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 4 – actual return	1,000.00	1,028.63	6.49	1.27
Class 4 – assumed 5% return	1,000.00	1,018.80	6.46	1.27

Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,082.29	$2.15	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 2 – actual return	1,000.00	1,080.20	3.46	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,079.19	4.77	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91

206	American Funds Insurance Series

	Beginning account value 7/1/2016	Ending account value 12/31/2016	Expenses paid during period[1]	Annualized expense ratio

Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,056.38	$3.27	.63%
Class 1 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,055.08	4.56	.88
Class 2 – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 4 – actual return	1,000.00	1,053.55	5.85	1.13
Class 4 – assumed 5% return	1,000.00	1,019.51	5.75	1.13

Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,083.03	$1.52	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 – actual return	1,000.00	1,081.39	2.83	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,081.82	2.47	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,080.22	4.14	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79

International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,005.09	$3.39	.67%
Class 1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 2 – actual return	1,000.00	1,003.53	4.65	.92
Class 2 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 4 – actual return	1,000.00	1,001.97	5.90	1.17
Class 4 – assumed 5% return	1,000.00	1,019.31	5.96	1.17

Capital Income Builder
Class 1 – actual return	$1,000.00	$987.64	$2.76	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	986.81	4.01	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	986.19	5.21	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04

Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,047.34	$1.50	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 – actual return	1,000.00	1,046.18	2.79	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,046.72	2.42	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,045.08	4.07	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79

Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,011.53	$3.75	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,009.92	5.02	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,009.06	6.33	1.25
Class 4 – assumed 5% return	1,000.00	1,018.90	6.36	1.25

See end of table for footnote.

American Funds Insurance Series	207

	Beginning account value 7/1/2016	Ending account value 12/31/2016	Expenses paid during period[1]	Annualized expense ratio

Bond Fund
Class 1 – actual return	$1,000.00	$977.61	$1.89	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 2 – actual return	1,000.00	976.12	3.14	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 4 – actual return	1,000.00	975.90	4.38	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88

Global Bond Fund
Class 1 – actual return	$1,000.00	$952.96	$2.86	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 2 – actual return	1,000.00	951.31	4.08	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	949.93	5.26	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,081.95	$2.57	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 2 – actual return	1,000.00	1,082.08	3.88	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 3 – actual return	1,000.00	1,081.19	3.51	.67
Class 3 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 4 – actual return	1,000.00	1,079.98	5.19	.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04	.99

Mortgage Fund
Class 1 – actual return	$1,000.00	$996.10	$2.42	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 2 – actual return	1,000.00	994.87	3.67	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	993.79	4.92	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98

Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,000.89	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 – actual return	1,000.00	999.09	3.02	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	999.10	2.67	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	998.21	4.28	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85

U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$975.11	$1.79	.36%
Class 1 – assumed 5% return	1,000.00	1,023.33	1.83	.36
Class 2 – actual return	1,000.00	973.55	3.03	.61
Class 2 – assumed 5% return	1,000.00	1,022.07	3.10	.61
Class 3 – actual return	1,000.00	973.54	2.68	.54
Class 3 – assumed 5% return	1,000.00	1,022.42	2.75	.54
Class 4 – actual return	1,000.00	971.88	4.26	.86
Class 4 – assumed 5% return	1,000.00	1,020.81	4.37	.86

208	American Funds Insurance Series

	Beginning account value 7/1/2016	Ending account value 12/31/2016	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]

Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,057.26	$2.33	.45%	$3.53	.68%
Class P1 – assumed 5% return	1,000.00	1,022.94	2.29	.45	3.47	.68
Class P2 – actual return	1,000.00	1,055.55	4.04	.78	5.03	.97
Class P2 – assumed 5% return	1,000.00	1,021.27	3.97	.78	4.94	.97

Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,007.94	$.91	.18%	$3.75	.74%
Class P1 – assumed 5% return	1,000.00	1,024.30	.92	.18	3.77	.74
Class P2 – actual return	1,000.00	1,006.84	3.54	.70	5.77	1.14
Class P2 – assumed 5% return	1,000.00	1,021.68	3.57	.70	5.80	1.14

Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,065.91	$1.46	.28%	$3.49	.67%
Class P1 – assumed 5% return	1,000.00	1,023.79	1.43	.28	3.41	.67
Class P2 – actual return	1,000.00	1,064.53	4.74	.91	5.36	1.03
Class P2 – assumed 5% return	1,000.00	1,020.62	4.63	.91	5.24	1.03

Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,062.86	$2.34	.45%	$3.33	.64%
Class P1 – assumed 5% return	1,000.00	1,022.94	2.29	.45	3.26	.64
Class P2 – actual return	1,000.00	1,061.07	3.79	.73	4.73	.91
Class P2 – assumed 5% return	1,000.00	1,021.53	3.72	.73	4.63	.91

Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,041.65	$2.57	.50%	$3.40	.66%
Class P1 – assumed 5% return	1,000.00	1,022.68	2.55	.50	3.36	.66
Class P2 – actual return	1,000.00	1,040.09	3.60	.70	4.68	.91
Class P2 – assumed 5% return	1,000.00	1,021.68	3.57	.70	4.63	.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	209

Approval of Investment Advisory and Service Agreement —

American Funds Insurance Series

The American Funds Insurance Series’ board has approved the series Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The agreement was amended to reflect the redesignation of Cash Management Fund as Ultra-Short Bond Fund. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than both benchmarks over the three-year, five-year and 10-year periods, as well as over the lifetime of the fund since April 30, 1997, but were lower for the six-month and one-year periods.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than the benchmarks over the lifetime of the fund since April 30, 1998, below the benchmarks for the six-month, one-year, five-year and 10-year periods, and were mixed for the three-year period. The board noted that the fund’s investment results exceeded those of its benchmarks for five of the past ten calendar years.

210	American Funds Insurance Series

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all three benchmarks over the three-year period and lifetime of the fund since February 8, 1984, and were mixed for the six-month, one-year, five-year and 10-year periods.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than both benchmarks over the three-year, five-year and 10-year periods and over the lifetime of the fund since May 1, 1990, below the benchmarks for the one-year period, and mixed for the six-month period.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than the benchmarks over the 10-year period and lifetime of the fund since June 17, 1999, and were mixed for the six-month, one-year, three-year and five-year periods.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks over the six-month, one-year, three-year and five-year periods and lifetime of the fund since July 5, 2001, and were mixed for the 10-year period.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the three-year period and lifetime of the fund since February 8, 1984, and were mixed for the six-month, one-year, five-year and 10-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than all of the comparisons.

American Funds Insurance Series	211

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average, (ii) the MSCI All Country World Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% MSCI index and 30% Bloomberg Barclays index. They noted that the fund’s investment results were above all benchmarks for the six-month period and above all benchmarks, except the Bloomberg Barclays index, for the one-year period and lifetime of the fund since May 1, 2014.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index, (iii) the Standard and Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 index and 40% Bloomberg Barclays index. They noted that for the five-year period and lifetime of the fund since August 1, 1989, the fund’s investment results were above all benchmarks, except for the S&P 500 index, and for the six-month and one-year periods the fund’s investment results were above all benchmarks, except for the Bloomberg Barclays index. For the three-year and 10-year periods, the fund’s investment results were mixed.

Global Balanced Fund seeks the balanced accomplishment of three objectives – long-term growth of capital, conservation of principal and current income – by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average, (ii) the Bloomberg Barclays Global Aggregate Bond Index, (iii) the MSCI All Country World Index and (iv) a customized index composed of 60% MSCI index and 40% Bloomberg Barclays index. They noted that for the one-year period, the fund’s investment results were above all benchmarks, except for the Bloomberg Barclays index, and for the five-year period, the fund’s results were above all benchmarks, except for the MSCI index. They also noted that for the lifetime of the fund since May 2, 2011, the fund’s results were above all benchmarks, except for the Lipper average, and were mixed for the six-month and three-year periods.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average and (ii) the Bloomberg Barclays U.S. Aggregate Index. They noted that the fund’s investment results were above the Lipper average and the Bloomberg Barclays index for the six-month, one-year and three-year periods, but below both benchmarks for the 10-year period, and mixed for the five-year period and for the lifetime of the fund since January 2, 1996.

212	American Funds Insurance Series

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Index and (ii) the Bloomberg Barclays Global Aggregate Bond Index. They noted that the fund’s results were higher than both benchmarks for the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were mixed for the six-month, one-year, three-year and five-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results were higher than the Lipper average over the lifetime of the fund since February 8, 1984 (data for the Bloomberg Barclays index was not available for the period), below both benchmarks for the one-year, three-year, five-year and 10-year periods, and were mixed for the six-month period.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average and (iii) the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s results were above all the benchmarks over the five-year period, as well as the lifetime of the fund since May 2, 2011. They also noted that the fund’s investment results were above the Lipper averages but below the Bloomberg Barclays index for the one-year and three-year periods, and were mixed for the six-month period.

Ultra-Short Bond Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Ultra Short Obligation Funds Average, (ii) the Lipper Money Markets Funds Average and (iii) the Bloomberg Barclays Short-Term Government/ Corporate Index. They noted that the fund’s investment results were lower than all of the comparisons, but that it had converted from a cash management fund on May 1, 2016.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Bloomberg Barclays U.S. Government/ Mortgage-Backed Securities Index. They noted that the fund’s investment results were above the Lipper average but below the Bloomberg Barclays index for the one-year, three-year, five-year and 10-year periods, as well as over the lifetime of the fund since December 2, 1985. They also noted that the fund’s results were lower than both comparisons for the six-month period.

American Funds Insurance Series	213

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median fees of the other funds included in its Lipper category, other than the Bond Fund and Ultra-Short Bond Fund.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

214	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement and

Subadvisory Agreement – American Funds Insurance Series

Managed Risk Funds

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through January 31, 2018. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

American Funds Insurance Series	215

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the lifetime of the fund through June 30, 2016, was above that of a composite index composed of 70% of the MSCI index and 30% of a mix of money market securities, and below the composite index for the one-year period ended June 30, 2016.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks for the six-month period. They also noted that the fund’s results were below both benchmarks for the three-year period and for the lifetime of the fund since May 1, 2013, and were mixed for the one-year period. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were lower than all of the comparisons. In addition, they noted that the total return of the fund for the one-year period and for the lifetime of the fund through June 30, 2016, were below that of a composite index composed of 70% of the S&P 500 index and 30% of a mix of money market securities.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than the Bloomberg Barclays index but below the S&P 500 index for the lifetime of the fund since October 1, 2012. They also noted the fund’s investment results were below the Bloomberg Barclays index and the S&P 500 index for the six-month and one-year periods, and were mixed for the three-year period. In addition, they noted that the total return of the fund for the one-year period through June 30, 2016, and for the period September 28, 2012, through June 30, 2016, were below that of a composite index composed of 60% of the S&P 500 index, 30% of the Bloomberg Barclays index and 10% of a mix of money market securities.

The board and the committee reviewed the standard deviation of investment results of each fund based on monthly returns, for the one-year period and for the lifetime of each fund through June 30, 2016, a measure of the fund’s volatility, with the volatility for the periods of the composite index and of a group of funds with volatility management strategies identified by management. They noted that the volatility of each fund was greater than that of the composite index and most of the selected funds for the one-year and lifetime periods except Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund, which were lower for the one-year period. In addition, they noted that the volatility of Managed Risk International Fund and Managed Risk Asset Allocation Fund were lower for both periods. The board and committee also noted, however, that for those periods the equity markets did not encounter sustained large market declines of the type that Milliman FRM’s volatility management program was designed to protect against. The board and the committee concluded that each fund’s investment results and the results

216	American Funds Insurance Series

of the services provided by Milliman FRM have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that each fund’s total advisory fees and expenses were at or near the median of the other funds in its Lipper category described above.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The Board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series	217

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	80	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2010	President Emeritus and University Professor, The University of Tulsa	79	None

Interested trustee[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1998	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

218	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 President	1998	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner – Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital International Asset Management (Canada), Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Maria T. Manotok, 1974 Vice President	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner – Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	219

Offices of the series and of

the investment adviser

Capital Research and

Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public

accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” – which describes how we vote proxies relating to portfolio securities – is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2016, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2017, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

220	American Funds Insurance Series

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

 The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach – in combination with The Capital SystemSM – has resulted in a superior long-term track record for American Funds Insurance Series® .

Aligned with investor success	The Capital SystemSM	Superior long-term track record

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

	The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.	AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 52% of 10-year periods and 81% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

1 Based on the American Funds Insurance Series prospectus supplement dated January 1, 2017.

2 Based on Class 2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.

3 Based on management fees for the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

  Lit. No. INGEARX-998-0217P

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. A copy of the code of ethics is filed herewith and is available, without charge, upon request, by calling 860-297-6700. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer or principal financial officer.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Mark Osterheld as the audit committee financial expert for the registrant. Mr. Osterheld qualifies as “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $239,400 for the fiscal year ended December 31, 2015; $236,000 for the fiscal year ended December 31, 2016.

(b)

Audit-Related Fees: Deloitte & Touche LLP (“D&T”), the registrant’s principal accountant, did not bill any fees to the registrant in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $30,660 for the fiscal year ended December 31, 2015 and $28,825 for the fiscal year ended December 31, 2016. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were: $0 for the fiscal year ended December 31, 2015; $0 for the fiscal year ended December 31, 2016.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant sets forth the procedures pursuant to which services provided by the independent registered public accounting firm (the “Independent Auditor”) for the registrant may be pre-approved. The following are some main provisions from the Policy:

-	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the registrant.

-

The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any service affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant) during the period of the Independent Auditor’s engagement to provide audit services to the registrant, if the non-audit services to the service affiliate directly impact the registrant’s operations and financial reporting.

-	The Audit Committee shall pre-approve certain non-audit services to the registrant and its service affiliates pursuant to procedures set forth in the Policy.

-

The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the registrant, the registrant’s investment adviser, the service affiliates or any other member of the investment company complex.

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended December 31, 2016, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were: Non-Audit Fees: $1,273,000 for the fiscal year ended December 31, 2015; $1,134,000 for the fiscal year ended December 31, 2016.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer
(2)

(i) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a- 2(a))

(ii) The certification required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
February 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
February 14, 2017

By:	/s/ Peter Sannizzaro
Peter Sannizzaro
Treasurer
February 14, 2017